UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Overall fundamental stock selection insights, specifically those that identify quality measures, performed well amid a rise in volatility. Notably, an insight that identifies stocks with the ability to generate consistent free cash flow contributed to results. Additionally, a signal that identifies consistent dividend growth proved beneficial. Elsewhere, stock selection insights that seek to capture sentiment and trends across informed market participants were broadly rewarded. Specifically, an insight that captures sentiment across bond markets contributed to performance as the Fed raised rates over the period. Additionally, our proprietary text-based analysis of executive statements to capture longer-term trends in company fundamentals and analysis of sell-side analyst reports drove gains.

Fundamental insights that identify attractive valuations struggled during the period. This has coincided with the value style continuing to lag the market in the prolonged growth regime. Notably, signals that compare companies across top-line sales, earnings and cash flows underperformed during the period. Elsewhere, a macro thematic insight that evaluates sector sensitivity to China detracted as emerging markets were under pressure during the period. Additionally, insights that seek to capture trends across consumer activity, such as foot traffic in brick-and-mortar retail locations, weighed on results.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. A model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was also added.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned neutrally from a sector perspective. The Fund had slight overweight positions in industrials and health care and slight underweight positions in energy and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	3.66%	15.67%	13.53%	8.61%
Class II(a)(b)	3.58	15.50	13.33	8.44
Class III(a)(b)	3.51	15.34	13.21	8.32	(d)
Russell 1000® Index(e)	2.85	14.54	13.37	10.20

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For the portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund.”

(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,036.60	$2.93	$1,000.00	$1,021.92	$2.91	0.58%
Class II	1,000.00	1,035.80	3.79	1,000.00	1,021.08	3.76	0.75
Class III	1,000.00	1,035.10	4.34	1,000.00	1,020.53	4.31	0.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	14
Financials	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	6
Energy	6
Real Estate	4
Materials	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FUND SUMMARY	3

Schedule of Investments (unaudited) June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Aerospace & Defense — 1.8%
Boeing Co. (The)	625	$209,694
Curtiss-Wright Corp.	1,933	230,066
General Dynamics Corp.	934	174,107
Harris Corp.	3,942	569,777
Lockheed Martin Corp.	3,489	1,030,755
Raytheon Co.	34,666	6,696,778
Rockwell Collins, Inc.	3,205	431,649

		9,342,826
Air Freight & Logistics — 0.1%
FedEx Corp.	2,037	462,521

Airlines — 0.2%
Delta Air Lines, Inc.	19,490	965,535
Southwest Airlines Co.	4,409	224,330

		1,189,865
Auto Components — 1.0%
BorgWarner, Inc.	118,345	5,107,770

Banks — 5.1%
Bank of America Corp.	218,849	6,169,353
Citigroup, Inc.	102,768	6,877,235
Citizens Financial Group, Inc.	73,378	2,854,404
First Hawaiian, Inc.(a)	56,078	1,627,384
First Horizon National Corp.	25,501	454,938
First Republic Bank	24,036	2,326,444
JPMorgan Chase & Co.	25,201	2,625,944
SunTrust Banks, Inc.	6,425	424,179
Synovus Financial Corp.	41,074	2,169,939
Western Alliance Bancorp(b)	13,689	774,934

		26,304,754
Beverages — 1.5%
Brown-Forman Corp., Class B	12,976	635,954
Coca-Cola European Partners plc	37,405	1,520,139
Constellation Brands, Inc., Class A	8,181	1,790,575
Dr Pepper Snapple Group, Inc.	3,505	427,610
PepsiCo, Inc.	32,409	3,528,368

		7,902,646
Biotechnology — 4.1%
AbbVie, Inc.	43,958	4,072,709
Amgen, Inc.	7,921	1,462,137
Biogen, Inc.(b)	3,913	1,135,709
Celgene Corp.(b)	78,634	6,245,112
Gilead Sciences, Inc.	103,890	7,359,568
United Therapeutics Corp.(b)	4,092	463,010

		20,738,245
Building Products — 0.8%
Fortune Brands Home & Security, Inc.	75,166	4,035,663

Capital Markets — 4.4%
Affiliated Managers Group, Inc.	6,540	972,302
Charles Schwab Corp. (The)	37,834	1,933,317
Franklin Resources, Inc.	45,107	1,445,679
Intercontinental Exchange, Inc.	87,343	6,424,078
Invesco Ltd.	4,374	116,174
Moelis & Co., Class A	43,905	2,575,028
Morgan Stanley	61,283	2,904,814
S&P Global, Inc.	30,374	6,192,955

		22,564,347
Chemicals — 1.9%
Air Products & Chemicals, Inc.	38,306	5,965,393
Celanese Corp.	892	99,066

Security	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	33,158	$3,314,474
WR Grace & Co.	2,048	150,139

		9,529,072
Commercial Services & Supplies — 0.1%
Republic Services, Inc.	5,964	407,699

Communications Equipment — 1.3%
Cisco Systems, Inc.	118,226	5,087,265
Motorola Solutions, Inc.(a)	14,391	1,674,680

		6,761,945
Consumer Finance — 0.3%
American Express Co.	12,877	1,261,946
Green Dot Corp., Class A(b)	6,433	472,118

		1,734,064
Containers & Packaging — 0.3%
Packaging Corp. of America	15,902	1,777,685

Diversified Consumer Services — 0.5%
H&R Block, Inc.(a)	102,978	2,345,839

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(b)	18,195	3,396,097

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	108,037	3,469,068
Verizon Communications, Inc.	15,918	800,834
Zayo Group Holdings, Inc.(b)	15,670	571,642

		4,841,544
Electric Utilities — 1.5%
IDACORP, Inc.	16,163	1,490,875
Pinnacle West Capital Corp.	69,443	5,594,328
Portland General Electric Co.	14,785	632,207

		7,717,410
Electrical Equipment — 1.1%
AMETEK, Inc.	73,450	5,300,152
Rockwell Automation, Inc.	2,177	361,883

		5,662,035
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	24,667	2,149,729
CDW Corp.	2,255	182,181
SYNNEX Corp.	760	73,348
TE Connectivity Ltd.	1,210	108,973
Zebra Technologies Corp., Class A(b)	1,064	152,418

		2,666,649
Energy Equipment & Services — 0.5%
Apergy Corp.(b)	7,452	311,121
Halliburton Co.	45,131	2,033,603
TechnipFMC plc	1,660	52,688

		2,397,412
Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities, Inc.	15,658	1,975,570
Highwoods Properties, Inc.	37,642	1,909,579
Host Hotels & Resorts, Inc.	25,806	543,732
National Retail Properties, Inc.	7,176	315,457
Outfront Media, Inc.	31,289	608,571
Prologis, Inc.	97,426	6,399,914
Simon Property Group, Inc.	33,862	5,762,974

		17,515,797
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	12,077	2,523,852
Walmart, Inc.	90,302	7,734,366

		10,258,218

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products — 2.0%
Archer-Daniels-Midland Co.(a)	89,624	$4,107,468
Bunge Ltd.	33,819	2,357,523
Hershey Co. (The)	12,708	1,182,606
Kellogg Co.	37,354	2,609,924

		10,257,521
Gas Utilities — 0.0%
UGI Corp.	2,276	118,511

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	51,511	3,141,656
Danaher Corp.	29,750	2,935,730
IDEXX Laboratories, Inc.(b)	2,402	523,492
Medtronic plc	10,417	891,799
Stryker Corp.	20,077	3,390,202

		10,882,879
Health Care Providers & Services — 2.6%
Aetna, Inc.	6,260	1,148,710
AmerisourceBergen Corp.	19,828	1,690,734
Express Scripts Holding Co.(b)	7,915	611,117
Humana, Inc.	21,611	6,432,082
McKesson Corp.	14,413	1,922,694
UnitedHealth Group, Inc.	5,499	1,349,125

		13,154,462
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(b)	23,230	1,785,458

Hotels, Restaurants & Leisure — 4.2%
Carnival Corp.	87,560	5,018,064
Darden Restaurants, Inc.	5,817	622,768
Domino’s Pizza, Inc.	8,912	2,514,699
Las Vegas Sands Corp.	71,060	5,426,142
Marriott International, Inc., Class A	2,894	366,380
McDonald’s Corp.	47,457	7,436,037

		21,384,090
Household Durables — 0.6%
DR Horton, Inc.(a)	21,523	882,443
Garmin Ltd.	12,544	765,184
Whirlpool Corp.	9,251	1,352,774

		3,000,401
Household Products — 0.2%
Church & Dwight Co., Inc.	9,674	514,270
Kimberly-Clark Corp.	5,026	529,439

		1,043,709
Industrial Conglomerates — 2.3%
3M Co.	35,255	6,935,363
Honeywell International, Inc.	32,353	4,660,450

		11,595,813
Insurance — 3.3%
Allstate Corp. (The)(a)	20,533	1,874,047
American Financial Group, Inc.	5,323	571,318
Arthur J. Gallagher & Co.	9,873	644,509
Athene Holding Ltd., Class A(b)	38,464	1,686,262
First American Financial Corp.	19,325	999,489
Hanover Insurance Group, Inc. (The)	10,468	1,251,554
Hartford Financial Services Group, Inc. (The)	20,951	1,071,225
Lincoln National Corp.	58,208	3,623,448
Prudential Financial, Inc.	28,220	2,638,852
Travelers Cos., Inc. (The)	9,310	1,138,985
Unum Group	31,661	1,171,140

		16,670,829

Security	Shares	Value
Internet & Direct Marketing Retail — 2.7%(b)
Amazon.com, Inc.	7,235	$12,298,053
Netflix, Inc.	4,375	1,712,506

		14,010,559
Internet Software & Services — 4.7%(b)
Alphabet, Inc., Class A	3,628	4,096,701
Alphabet, Inc., Class C	5,961	6,650,390
Facebook, Inc., Class A	50,723	9,856,493
GoDaddy, Inc., Class A	11,283	796,580
New Relic, Inc.	2,772	278,836
Twitter, Inc.	33,563	1,465,696
Yelp, Inc.	18,986	743,871

		23,888,567
IT Services — 5.3%
Accenture plc, Class A	17,861	2,921,881
Automatic Data Processing, Inc.	7,162	960,711
Booz Allen Hamilton Holding Corp.	52,685	2,303,915
Fidelity National Information Services, Inc.	58,841	6,238,911
First Data Corp., Class A(b)	77,752	1,627,349
Mastercard, Inc., Class A	46,137	9,066,843
Visa, Inc., Class A	27,966	3,704,097

		26,823,707
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	12,390	766,197
Thermo Fisher Scientific, Inc.	2,220	459,851

		1,226,048
Machinery — 2.3%
Illinois Tool Works, Inc.	27,264	3,777,155
Ingersoll-Rand plc	26,066	2,338,902
PACCAR, Inc.	87,138	5,399,070

		11,515,127
Media — 1.0%
CBS Corp. (Non-Voting), Class B	10,091	567,316
Cinemark Holdings, Inc.	2,746	96,330
Comcast Corp., Class A	42,486	1,393,966
Interpublic Group of Cos., Inc. (The)	74,628	1,749,280
John Wiley & Sons, Inc., Class A	18,079	1,128,129

		4,935,021
Metals & Mining — 0.6%
Newmont Mining Corp.	81,001	3,054,548

Multiline Retail — 1.5%
Kohl’s Corp.	14,866	1,083,732
Target Corp.	83,794	6,378,399

		7,462,131
Multi-Utilities — 0.8%
CenterPoint Energy, Inc.	42,646	1,181,721
CMS Energy Corp.	10,886	514,690
Consolidated Edison, Inc.	27,734	2,162,697

		3,859,108
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.	7,715	565,124
Antero Resources Corp.(b)	3,034	64,776
Chevron Corp.	33,517	4,237,554
ConocoPhillips	107,395	7,476,840
EOG Resources, Inc.	20,850	2,594,366
Exxon Mobil Corp.	43,620	3,608,683
Occidental Petroleum Corp.	30,657	2,565,378
Parsley Energy, Inc., Class A(b)	14,186	429,552
RSP Permian, Inc.(b)	2,873	126,469
Suncor Energy, Inc.	63,552	2,585,295

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	64,385	$1,745,477

		25,999,514
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	7,279	1,038,640
Herbalife Nutrition Ltd.(b)	9,047	486,005

		1,524,645
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	113,547	6,283,691
Eli Lilly & Co.	23,295	1,987,762
Johnson & Johnson	61,388	7,448,820
Merck & Co., Inc.	99,143	6,017,980
Zoetis, Inc.	22,761	1,939,010

		23,677,263
Professional Services — 0.4%
Insperity, Inc.	6,324	602,361
ManpowerGroup, Inc.	16,919	1,456,049

		2,058,410
Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	5,662	939,835

Road & Rail — 0.9%
Landstar System, Inc.	10,449	1,141,031
Norfolk Southern Corp.	22,392	3,378,281

		4,519,312
Semiconductors & Semiconductor Equipment — 4.0%
Applied Materials, Inc.	37,705	1,741,594
Broadcom, Inc.	7,612	1,846,976
Intel Corp.	36,730	1,825,848
Maxim Integrated Products, Inc.	99,740	5,850,748
NVIDIA Corp.(a)	5,011	1,187,106
NXP Semiconductors NV(b)	517	56,493
Texas Instruments, Inc.	59,165	6,522,941
Xilinx, Inc.	19,451	1,269,372

		20,301,078
Software — 6.9%
Activision Blizzard, Inc.	18,773	1,432,755
Adobe Systems, Inc.(b)	10,821	2,638,268
Cadence Design Systems, Inc.(b)	9,303	402,913
Dell Technologies, Inc., Class V(b)	10,938	925,136
Electronic Arts, Inc.(b)	19,689	2,776,543
Microsoft Corp.	161,500	15,925,515
RingCentral, Inc., Class A(b)	13,858	974,910
Synopsys, Inc.(b)	50,702	4,338,570
Workday, Inc., Class A(b)	24,241	2,936,070
Zendesk, Inc.(b)	49,655	2,705,701

		35,056,381
Specialty Retail — 1.1%
Burlington Stores, Inc.(b)	871	131,112
Lithia Motors, Inc., Class A(a)	13,217	1,249,932
Penske Automotive Group, Inc.(a)	48,916	2,291,714
Tiffany & Co.	16,042	2,111,127

		5,783,885
Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	79,344	14,687,368
HP, Inc.	27,979	634,843
Western Digital Corp.	2,790	215,974

		15,538,185
Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(b)	4,184	522,372
Michael Kors Holdings Ltd.(b)	5,241	349,051

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	17,591	$1,401,651
Skechers U.S.A., Inc., Class A(a)(b)	58,923	1,768,279
VF Corp.	3,402	277,331

		4,318,684
Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.(b)	5,303	189,954

Trading Companies & Distributors — 0.3%
Watsco, Inc.(a)	8,557	1,525,542

Water Utilities — 0.1%
American Water Works Co., Inc.	4,148	354,156

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	71,891	1,971,251
T-Mobile US, Inc.(b)	5,523	330,000

		2,301,251
Total Common Stocks — 98.9% (Cost: $475,360,591)		505,416,687

Total Long-Term Investments — 98.9% (Cost: $475,360,591)		505,416,687

Short-Term Securities — 2.1%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	3,935,386	3,935,386
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	6,553,130	6,553,786

Total Short-Term Securities — 2.1% (Cost: $10,488,753)		10,489,172

Total Investments — 101.0% (Cost: $485,849,344)		515,905,859
Liabilities in Excess of Other Assets — (1.0)%		(5,103,567)

Net Assets — 100.0%		$510,802,292

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund

(e)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,977,061	(1,041,675)	3,935,386	$3,935,386	$32,767		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,447,651	(1,894,521)	6,553,130	6,553,786	10,165	(b)	1,361	440

				$10,489,172	$42,932		$1,361	$440

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	40	09/21/18	$5,443	$(75,883)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$75,883	$—	$—	$—	$75,883

(a)	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$249,061	$—	$—	$—	$249,061

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(111,609)	$—	$—	$—	$(111,609)

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,496,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$505,416,687	$—	$—	$505,416,687
Short-Term Securities	3,935,386	—	—	3,935,386

	$509,352,073	$—	$—	$509,352,073

Investments valued at NAV(b)				6,553,786

Total Investments				$515,905,859

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(75,883)	$—	$—	$(75,883)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,313,278) (cost — $475,360,591)	$505,416,687
Investments at value — affiliated (cost — $10,488,753)	10,489,172
Cash pledged for futures contracts	223,000
Receivables:
Investments sold	6,376,283
Securities lending income — affiliated	2,199
Capital shares sold	535,320
Dividends — affiliated	6,316
Dividends — unaffiliated	341,927
Prepaid expenses	1,168

Total assets	523,392,072

LIABILITIES
Bank overdraft	12,726
Cash collateral on securities loaned at value	6,552,778
Payables:
Investments purchased	5,360,801
Capital shares redeemed	80,903
Distribution fees	69,626
Board realignment and consolidation	13,721
Investment advisory fees	241,029
Directors’ and Officer’s fees	3,166
Other affiliates	1,098
Other accrued expenses	253,932

Total liabilities	12,589,780

NET ASSETS	$510,802,292

NET ASSETS CONSIST OF
Paid-in capital	$428,864,252
Undistributed net investment income	3,157,853
Accumulated net realized gain	48,799,372
Net unrealized appreciation (depreciation)	29,980,815

NET ASSETS	$510,802,292

NET ASSET VALUE
Class I — Based on net assets of $176,904,545 and 5,999,671 shares outstanding, 200 million shares authorized, $0.10 par value	$29.49

Class II — Based on net assets of $4,962,406 and 168,301 shares outstanding, 100 million shares authorized, $0.10 par value	$29.49

Class III — Based on net assets of $328,935,341 and 11,258,316 shares outstanding, 100 million shares authorized, $0.10 par value	$29.22

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$32,767
Dividends — unaffiliated(a)	5,071,571
Securities lending income — affiliated — net	10,165
Foreign taxes withheld	(5,236)

Total investment income	5,109,267

EXPENSES
Investment advisory	1,193,991
Transfer agent — class specific	532,908
Distribution — class specific	422,009
Professional	36,360
Accounting services	34,979
Printing	34,614
Custodian	21,910
Board realignment and consolidation	13,721
Directors and Officer	11,120
Transfer agent	2,480
Miscellaneous	37,158

Total expenses	2,341,250
Less:
Fees waived and/or reimbursed by the Manager	(2,067)
Transfer agent fees waived and/or reimbursed — class specific	(351,564)

Total expenses after fees waived and/or reimbursed	1,987,619

Net investment income	3,121,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	1,361
Investments — unaffiliated	39,677,885
Futures contracts	249,061

39,928,307

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	440
Investments — unaffiliated	(23,819,157)
Foreign currency translations	(428)
Futures contracts	(111,609)

(23,930,754)

Net realized and unrealized gain	15,997,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,119,201

(a)	Includes non-recurring dividends in the amount of $300,804.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,121,648	$5,600,747
Net realized gain	39,928,307	142,044,998
Net change in unrealized appreciation (depreciation)	(23,930,754)	(44,362,526)

Net increase in net assets resulting from operations	19,119,201	103,283,219

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(2,307,598)
Class II	—	(51,894)
Class III	—	(3,340,143)
From net realized gain:
Class I	—	(49,237,913)
Class II	—	(1,276,586)
Class III	—	(91,053,975)

Decrease in net assets resulting from distributions to shareholders	—	(147,268,109)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(40,746,451)	67,256,971

NET ASSETS
Total increase (decrease) in net assets	(21,627,250)	23,272,081
Beginning of period	532,429,542	509,157,461

End of period	$510,802,292	$532,429,542

Undistributed net investment income, end of period	$3,157,853	$36,205

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.45		$31.91	$31.40	$33.26	$33.80	$25.55

Net investment income(a)	0.20	(b)	0.44	0.39	0.36	0.34	0.30
Net realized and unrealized gain (loss)	0.84		6.64	2.91	(0.16)	3.86	8.27

Net increase from investment operations	1.04		7.08	3.30	0.20	4.20	8.57

Distributions(c)
From net investment income	—		(0.47)	(0.40)	(0.39)	(0.36)	(0.32)
From net realized gain	—		(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	—		(10.54)	(2.79)	(2.06)	(4.74)	(0.32)

Net asset value, end of period	$29.49		$28.45	$31.91	$31.40	$33.26	$33.80

Total Return(d)
Based on net asset value	3.66	%(e)	22.33%	10.55%	0.52%	12.36%	33.56%

Ratios to Average Net Assets
Total expenses	0.74	%(f)	0.73%	0.72%	0.71%	0.73%	0.73%

Total expenses after fees waived and/or reimbursed	0.58	%(f)	0.58%	0.58%	0.56%	0.57%	0.58%

Net investment income	1.38	%(b)(f)	1.27%	1.26%	1.08%	0.97%	1.03%

Supplemental Data
Net assets, end of period (000)	$176,905		$185,938	$175,947	$184,151	$212,067	$219,418

Portfolio turnover rate	72%		149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.12%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.47		$31.93	$31.42	$33.27	$33.79	$25.56

Net investment income(a)	0.18	(b)	0.38	0.34	0.30	0.28	0.25
Net realized and unrealized gain (loss)	0.84		6.64	2.90	(0.16)	3.87	8.25

Net increase from investment operations	1.02		7.02	3.24	0.14	4.15	8.50

Distributions(c)
From net investment income	—		(0.41)	(0.34)	(0.32)	(0.29)	(0.27)
From net realized gain	—		(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	—		(10.48)	(2.73)	(1.99)	(4.67)	(0.27)

Net asset value, end of period	$29.49		$28.47	$31.93	$31.42	$33.27	$33.79

Total Return(d)
Based on net asset value	3.58	%(e)	22.12%	10.37%	0.34%	12.23%	33.28%

Ratios to Average Net Assets
Total expenses	0.89	%(f)	0.88%	0.88%	0.85%	0.89%	0.86%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75%	0.75%	0.73%	0.74%	0.75%

Net investment income	1.21	%(b)(f)	1.08%	1.09%	0.91%	0.81%	0.86%

Supplemental Data
Net assets, end of period (000)	$4,962		$4,862	$5,170	$5,333	$6,203	$6,080

Portfolio turnover rate	72%		149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.11%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.23		$31.74	$31.25	$33.11	$33.66	$25.46

Net investment income(a)	0.16	(b)	0.34	0.31	0.27	0.24	0.22
Net realized and unrealized gain (loss)	0.83		6.59	2.88	(0.17)	3.84	8.22

Net increase from investment operations	0.99		6.93	3.19	0.10	4.08	8.44

Distributions(c)
From net investment income	—		(0.37)	(0.31)	(0.29)	(0.25)	(0.24)
From net realized gain	—		(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	—		(10.44)	(2.70)	(1.96)	(4.63)	(0.24)

Net asset value, end of period	$29.22		$28.23	$31.74	$31.25	$33.11	$33.66

Total Return(d)
Based on net asset value	3.51	%(e)	21.97%	10.26%	0.23%	12.07%	33.16%

Ratios to Average Net Assets
Total expenses	0.98	%(f)	0.99%	0.97%	0.96%	0.98%	0.99%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86%	0.86%	0.84%	0.85%	0.86%

Net investment income	1.09	%(b)(f)	0.98%	0.98%	0.80%	0.69%	0.75%

Supplemental Data
Net assets, end of period (000)	$328,935		$341,630	$328,040	$306,567	$322,418	$300,005

Portfolio turnover rate	72%		149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.11%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Core V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$3,380,391	$(3,380,391)	$—
Credit Suisse Securities (USA) LLC	753,766	(753,766)	—
Deutsche Bank Securities Inc.	55,287	(55,287)	—
JP Morgan Securities LLC	2,123,834	(2,123,834)	—

	$6,313,278	$(6,313,278)	$—

(a)

Cash collateral with a value of $6,552,778 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million — $300 Million	0.450
$300 Million — $400 Million	0.425
Greater than $400 Million	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution fees	0.15%	0.25%

For the six months ended June 30, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$3,702	$418,307	$422,009

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$195,046	$5,247	$332,615	$532,908

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $2,067.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,967 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer agent fees waived and/or reimbursed	$149,289	$3,519	$198,756	$351,564

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,684 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $376,141,045 and $413,399,905, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$487,428,651

Gross unrealized appreciation	$44,237,257
Gross unrealized depreciation	(15,835,932)

Net unrealized appreciation (depreciation)	$28,401,325

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	32,306	$958,666	53,694	$1,884,794
Shares issued in reinvestment of distributions	—	—	1,784,901	51,545,512
Shares redeemed	(569,095)	(16,740,603)	(815,802)	(28,296,841)

Net increase (decrease)	(536,789)	$(15,781,937)	1,022,793	$25,133,465

Class II
Shares sold	22,374	$659,839	17,194	$592,585
Shares issued in reinvestment of distributions	—	—	45,977	1,328,480
Shares redeemed	(24,838)	(740,892)	(54,296)	(1,841,122)

Net increase (decrease)	(2,464)	$(81,053)	8,875	$79,943

Class III
Shares sold	197,305	$5,713,023	117,007	$4,065,534
Shares issued in reinvestment of distributions	—	—	3,293,938	94,394,117
Shares redeemed	(1,042,275)	(30,596,484)	(1,644,501)	(56,416,088)

Net increase (decrease)	(844,970)	$(24,883,461)	1,766,444	$42,043,563

Total Net Increase (Decrease)	(1,384,223)	$(40,746,451)	2,798,112	$67,256,971

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.000691	$0.306031	$0.300273
Class II	0.000691	0.306031	0.300273
Class III	0.000691	0.306031	0.300273

NOTES TO FINANCIAL STATEMENTS	21

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s stock selection insights that seek to capture sentiment and trends across informed market participants were broadly rewarded. Specifically, an insight that captures sentiment from bond markets contributed to performance as the Fed raised rates during the period. Additionally, our proprietary text-based analysis of executive statements to capture longer-term trends in company fundamentals and analysis of sell-side analyst reports drove gains. Overall fundamental stock selection insights, specifically those that identify quality measures, performed well amid a rise in volatility. Notably, a balance sheet-driven metric that identifies productivity and company efficiency and an insight that identifies stocks with the ability to generate consistent free cash flow drove gains. Additionally, a signal that identifies consistent dividend growth proved beneficial to performance.

Fundamental insights that identify attractive valuations struggled during the period. This has coincided with the value style continuing to lag the market in the prolonged growth regime. Notably, signals that compare companies across top-line sales, earnings and cash flows underperformed during the period. Elsewhere, a macro thematic insight that evaluates sector sensitivity to China detracted as emerging markets were under pressure during the period. Additionally, signals that measure stock performance based on online job postings detracted from performance. Further, insights that seek to capture trends across consumer activity, such as foot traffic in brick-and-mortar retail locations, weighed on results.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. A model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was also added.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned neutrally from a sector perspective. The Fund ended the period with slight overweight positions in industrials and health care and slight underweight positions in energy and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Return (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	(0.66)%	9.72%	11.22%	6.76%
Class II(a)(b)	(0.75)	9.56	11.01	6.57
Class III(a)(b)	(0.86)	9.34	10.81	6.37	(d)
Russell 1000® Value Index(e)	(1.69)	6.77	10.34	8.49

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For the portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$993.40	$2.97	$1,000.00	$1,021.82	$3.01	0.60%
Class II	1,000.00	992.50	3.71	1,000.00	1,021.08	3.76	0.75
Class III	1,000.00	991.40	4.20	1,000.00	1,020.58	4.26	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of June 30, 2018 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	14
Energy	11
Information Technology	9
Consumer Discretionary	9
Industrials	8
Consumer Staples	7
Utilities	5
Real Estate	5
Materials	4
Telecommunication Services	3
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.1%

Aerospace & Defense — 1.1%
Curtiss-Wright Corp.	240	$28,565
Harris Corp.	161	23,271
Lockheed Martin Corp.	771	227,776
Raytheon Co.	4,534	875,878

		1,155,490
Airlines — 0.3%
Delta Air Lines, Inc.	6,863	339,993

Auto Components — 0.9%
BorgWarner, Inc.	21,722	937,521

Banks — 10.8%
Bank of America Corp.	87,127	2,456,110
Citigroup, Inc.	36,553	2,446,127
Citizens Financial Group, Inc.	16,533	643,134
First Hawaiian, Inc.	27,124	787,139
First Horizon National Corp.	21,669	386,575
First Republic Bank	3,296	319,020
JPMorgan Chase & Co.	22,373	2,331,267
SunTrust Banks, Inc.	3,918	258,666
Synovus Financial Corp.	12,922	682,669
Wells Fargo & Co.	13,367	741,066

		11,051,773
Beverages — 0.8%
Coca-Cola European Partners plc	7,601	308,905
PepsiCo, Inc.	5,088	553,930

		862,835
Biotechnology — 2.4%
AbbVie, Inc.	115	10,655
Amgen, Inc.	459	84,727
Celgene Corp.(a)	10,925	867,663
Gilead Sciences, Inc.	18,300	1,296,372
United Therapeutics Corp.(a)	1,665	188,395

		2,447,812
Building Products — 1.1%
Fortune Brands Home & Security, Inc.	19,057	1,023,170
Owens Corning	1,903	120,593

		1,143,763
Capital Markets — 4.7%
Affiliated Managers Group, Inc.	1,648	245,008
Franklin Resources, Inc.	19,649	629,750
Intercontinental Exchange, Inc.	17,160	1,262,118
Invesco Ltd.	28,301	751,675
Jefferies Financial Services, Inc.	2,216	50,392
Moelis & Co., Class A	9,072	532,073
Morgan Stanley	24,242	1,149,071
S&P Global, Inc.(b)	689	140,480

		4,760,567
Chemicals — 2.3%
Air Products & Chemicals, Inc.	8,661	1,348,778
Celanese Corp.	948	105,285
DowDuPont, Inc.	914	60,251
Eastman Chemical Co.	4,389	438,724
International Flavors & Fragrances, Inc.	1,101	136,480
WR Grace & Co.	3,364	246,615

		2,336,133
Commercial Services & Supplies — 0.4%
Republic Services, Inc.	5,810	397,172

Security	Shares	Value
Communications Equipment — 1.9%
Cisco Systems, Inc.	36,137	$1,554,975
Motorola Solutions, Inc.	3,521	409,739

		1,964,714
Consumer Finance — 0.7%
American Express Co.	4,803	470,694
Capital One Financial Corp.	2,689	247,119

		717,813
Containers & Packaging — 0.3%
Packaging Corp. of America	3,014	336,935

Diversified Consumer Services — 0.5%
H&R Block, Inc.(b)	20,852	475,009

Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B(a)	12,068	2,252,492

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	57,168	1,835,665
Verizon Communications, Inc.	10,855	546,115
Zayo Group Holdings, Inc.(a)	359	13,096

		2,394,876
Electric Utilities — 2.6%
Alliant Energy Corp.(b)	2,683	113,545
Eversource Energy	8,223	481,950
IDACORP, Inc.	4,337	400,045
Pinnacle West Capital Corp.	14,856	1,196,799
Portland General Electric Co.	11,687	499,736

		2,692,075
Electrical Equipment — 1.1%
AMETEK, Inc.	13,784	994,653
Eaton Corp. plc	2,285	170,781

		1,165,434
Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc.(a)	4,021	302,701
SYNNEX Corp.	218	21,039
TE Connectivity Ltd.	458	41,248

		364,988
Energy Equipment & Services — 0.7%
Apergy Corp.(a)	2,910	121,492
Halliburton Co.	8,611	388,012
Patterson-UTI Energy, Inc.	767	13,806
TechnipFMC plc	6,225	197,582

		720,892
Equity Real Estate Investment Trusts (REITs) — 5.0%
Alexandria Real Estate Equities, Inc.	5,522	696,711
American Campus Communities, Inc.	487	20,883
Boston Properties, Inc.	335	42,016
Highwoods Properties, Inc.	18,970	962,348
Host Hotels & Resorts, Inc.	7,551	159,100
National Retail Properties, Inc.	8,946	393,266
Outfront Media, Inc.	11,406	221,847
Prologis, Inc.	21,721	1,426,852
Realty Income Corp.	6,419	345,278
Simon Property Group, Inc.	4,808	818,273

		5,086,574
Food & Staples Retailing — 1.9%
Walmart, Inc.	23,265	1,992,647

Food Products — 3.1%
Archer-Daniels-Midland Co.(b)	28,556	1,308,721
Bunge Ltd.	10,724	747,570
Hershey Co. (The)	2,122	197,473

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products (continued)
Kellogg Co.	9,956	$695,626
Pilgrim’s Pride Corp.(a)	9,091	183,002

		3,132,392
Gas Utilities — 0.4%
UGI Corp.	8,026	417,914

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	17,789	1,084,951
Danaher Corp.	4,070	401,627
Medtronic plc	10,767	921,763
Stryker Corp.	1,030	173,926

		2,582,267
Health Care Providers & Services — 2.6%
Aetna, Inc.	1,590	291,765
AmerisourceBergen Corp.	3,290	280,538
Express Scripts Holding Co.(a)	4,014	309,921
Humana, Inc.	3,812	1,134,566
McKesson Corp.	3,503	467,300
Quest Diagnostics, Inc.	1,475	162,161

		2,646,251
Health Care Technology — 0.0%
Veeva Systems, Inc., Class A(a)	292	22,443

Hotels, Restaurants & Leisure — 3.2%
Carnival Corp.	16,203	928,594
Darden Restaurants, Inc.	4,268	456,932
Domino’s Pizza, Inc.	1,214	342,554
Las Vegas Sands Corp.	6,592	503,365
McDonald’s Corp.	6,672	1,045,436

		3,276,881
Household Durables — 0.4%
Garmin Ltd.	2,836	172,996
Whirlpool Corp.	1,371	200,481

		373,477
Household Products — 1.0%
Church & Dwight Co., Inc.	3,205	170,378
Colgate-Palmolive Co.	964	62,477
Kimberly-Clark Corp.	2,300	242,282
Procter & Gamble Co. (The)	7,212	562,968

		1,038,105
Industrial Conglomerates — 1.3%
3M Co.	2,513	494,358
Honeywell International, Inc.	5,564	801,494

		1,295,852
Insurance — 5.1%
Allstate Corp. (The)	6,884	628,303
American Financial Group, Inc.	2,079	223,139
Athene Holding Ltd., Class A(a)	7,015	307,538
First American Financial Corp.	9,136	472,514
Hanover Insurance Group, Inc. (The)	3,467	414,514
Hartford Financial Services Group, Inc. (The)	6,947	355,200
Lincoln National Corp.	15,533	966,929
Principal Financial Group, Inc.	1,967	104,153
Prudential Financial, Inc.	9,218	861,975
Travelers Cos., Inc. (The)	3,841	469,908
Unum Group	10,807	399,751
Validus Holdings Ltd.	519	35,084

		5,239,008
Internet Software & Services — 0.2%(a)
Twitter, Inc.	1,596	69,697
Yelp, Inc.	2,900	113,622

		183,319

Security	Shares	Value
IT Services — 1.8%
Booz Allen Hamilton Holding Corp.	6,493	$283,939
Fidelity National Information Services, Inc.	10,347	1,097,092
First Data Corp., Class A(a)	6,136	128,426
Mastercard, Inc., Class A	1,751	344,107

		1,853,564
Machinery — 1.8%
Ingersoll-Rand plc	5,781	518,729
Oshkosh Corp.	2,159	151,821
PACCAR, Inc.	19,454	1,205,370

		1,875,920
Media — 1.7%
CBS Corp. (Non-Voting), Class B	3,572	200,818
Cinemark Holdings, Inc.	2,299	80,649
Comcast Corp., Class A	25,831	847,515
Interpublic Group of Cos., Inc. (The)	20,878	489,380
John Wiley & Sons, Inc., Class A	272	16,973
Tribune Media Co., Class A	836	31,994
Viacom, Inc., Class B	959	28,923

		1,696,252
Metals & Mining — 1.0%
Newmont Mining Corp.	20,807	784,632
Reliance Steel & Aluminum Co.	2,250	196,965

		981,597
Multiline Retail — 1.4%
Kohl’s Corp.	486	35,429
Target Corp.	18,541	1,411,341

		1,446,770
Multi-Utilities — 2.1%
Black Hills Corp.(b)	1,084	66,352
CenterPoint Energy, Inc.	20,955	580,663
CMS Energy Corp.	3,113	147,183
Consolidated Edison, Inc.	16,883	1,316,536

		2,110,734
Oil, Gas & Consumable Fuels — 9.8%
Anadarko Petroleum Corp.	6,837	500,810
Antero Resources Corp.(a)	19,255	411,094
Chevron Corp.	16,694	2,110,622
ConocoPhillips	26,190	1,823,348
Continental Resources, Inc.(a)	866	56,082
EOG Resources, Inc.	5,544	689,840
Exxon Mobil Corp.	31,965	2,644,465
Kinder Morgan, Inc.	4,848	85,664
Marathon Petroleum Corp.	1,411	98,996
Occidental Petroleum Corp.	5,731	479,570
Parsley Energy, Inc., Class A(a)	2,973	90,023
Phillips 66	1,391	156,223
RSP Permian, Inc.(a)	548	24,123
Suncor Energy, Inc.	11,863	482,587
Williams Cos., Inc. (The)	14,728	399,276

		10,052,723
Personal Products — 0.1%
Herbalife Nutrition Ltd.(a)	1,540	82,729

Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	24,248	1,341,884
Eli Lilly & Co.	1,484	126,630
Johnson & Johnson	21,996	2,668,995
Merck & Co., Inc.	37,437	2,272,426
Pfizer, Inc.	14,536	527,366

		6,937,301

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Professional Services — 0.4%
Insperity, Inc.	729	$69,437
ManpowerGroup, Inc.	3,949	339,851

		409,288
Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	1,430	237,366

Road & Rail — 0.5%
Norfolk Southern Corp.	3,475	524,273

Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	26,429	1,313,785
Maxim Integrated Products, Inc.	18,759	1,100,403
Texas Instruments, Inc.	6,107	673,297
Xilinx, Inc.	2,293	149,641

		3,237,126
Software — 1.6%(a)
Dell Technologies, Inc., Class V	1,990	168,314
Electronic Arts, Inc.	274	38,640
Synopsys, Inc.	10,576	904,988
Workday, Inc., Class A	1,815	219,833
Zendesk, Inc.	5,509	300,185

		1,631,960
Specialty Retail — 0.4%
Lithia Motors, Inc., Class A(b)	1,154	109,134
Penske Automotive Group, Inc.(b)	3,727	174,610
Tiffany & Co.	1,338	176,081

		459,825
Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	9,505	138,868
HP, Inc.	3,517	79,801
Western Digital Corp.	2,294	177,578

		396,247
Textiles, Apparel & Luxury Goods — 0.3%
Skechers U.S.A., Inc., Class A(a)	9,375	281,344

Security	Shares	Value
Tobacco — 0.2%
Philip Morris International, Inc.	2,136	$172,461

Trading Companies & Distributors — 0.2%
Univar, Inc.(a)	1,781	46,733
Watsco, Inc.(b)	456	81,296
WESCO International, Inc.(a)	1,487	84,908

		212,937
Water Utilities — 0.3%
American Water Works Co., Inc.	3,830	327,005

Wireless Telecommunication Services — 0.7%
Telephone & Data Systems, Inc.	27,899	764,991

Total Common Stocks — 99.1% (Cost: $96,912,516)		101,497,830

Total Long-Term Investments — 99.1% (Cost: $96,912,516)		101,497,830

Short-Term Securities — 3.1%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	813,900	813,900
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	2,317,694	2,317,926

Total Short-Term Securities — 3.1% (Cost: $3,131,731)		3,131,826

Total Investments — 102.2% (Cost: $100,044,247)		104,629,656
Liabilities in Excess of Other Assets — (2.2)%		(2,242,461)

Net Assets — 100.0%		$102,387,195

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,446,302	(632,402)	813,900	$813,900	$6,688		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,613,873	(1,296,179)	2,317,694	2,317,926	2,198	(b)	1,030	179

				$3,131,826	$8,886		$1,030	$179

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

S&P Standard & Poor’s

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	7	09/21/18	$953	$(16,284)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$16,284	$—	$—	$—	$16,284

(a)	Includes cumulative appreciation depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$40,614	$—	$—	$—	$40,614

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(24,518)	$—	$—	$—	$(24,518)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,137,030

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$101,497,830	$—	$—	$101,497,830
Short-Term Securities	813,900	—	—	813,900

	$102,311,730	$—	$—	$102,311,730

Investments valued at NAV(b)				2,317,926

Total Investments				$104,629,656

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(16,284)	$—	$—	$(16,284)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,226,000) (cost — $96,912,516)	$101,497,830
Investments at value — affiliated (cost — $3,131,731)	3,131,826
Cash	6,910
Cash pledged for futures contracts	40,000
Receivables:
Investments sold	1,700,737
Securities lending income — affiliated	367
Dividends — affiliated	1,270
Dividends — unaffiliated	105,840
From the Manager	1,633
Prepaid expenses	235

Total assets	106,486,648

LIABILITIES
Cash collateral on securities loaned at value	2,317,088
Payables:
Investments purchased	1,596,569
Capital shares redeemed	5,448
Distribution fees	1,554
Variation margin on futures contracts	19
Board realignment and consolidation	2,183
Investment advisory fees	44,376
Directors’ and Officer’s fees	1,728
Other affiliates	202
Other accrued expenses	130,286

Total liabilities	4,099,453

NET ASSETS	$102,387,195

NET ASSETS CONSIST OF
Paid-in capital	$90,134,878
Undistributed net investment income	961,661
Accumulated net realized gain	6,721,531
Net unrealized appreciation (depreciation)	4,569,125

NET ASSETS	$102,387,195

NET ASSET VALUE
Class I — Based on net assets of $91,912,140 and 8,706,624 shares outstanding, 100 million shares authorized, $0.10 par value	$10.56

Class II — Based on net assets of $7,099,698 and 670,639 shares outstanding, 100 million shares authorized, $0.10 par value	$10.59

Class III — Based on net assets of $3,375,357 and 325,358 shares outstanding, 100 million shares authorized, $0.10 par value	$10.37

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$6,688
Dividends — unaffiliated(a)	1,277,730
Securities lending income — affiliated — net	2,198
Foreign taxes withheld	(977)

Total investment income	1,285,639

EXPENSES
Investment advisory	397,419
Transfer agent — class specific	112,634
Professional	29,357
Accounting services	21,624
Printing	14,426
Custodian	12,090
Distribution — class specific	9,366
Directors and Officer	8,604
Transfer agent	2,480
Board realignment and consolidation	2,183
Miscellaneous	28,905

Total expenses	639,088
Less:
Fees waived and/or reimbursed by the Manager	(196,970)
Transfer agent fees waived and /or reimbursed — class specific	(112,634)

Total expenses after fees waived and/or reimbursed	329,484

Net investment income	956,155

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	1,030
Investments — unaffiliated	6,197,411
Futures contracts	40,614

6,239,055

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	179
Investments — unaffiliated	(7,877,058)
Futures contracts	(24,518)

(7,901,397)

Net realized and unrealized loss	(1,662,342)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(706,187)

(a)	Includes non-recurring dividends in the amount of $97,575.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets  (unaudited)

	BlackRock Advantage Large Cap Value V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$956,155	$1,617,399
Net realized gain	6,239,055	25,548,122
Net change in unrealized appreciation (depreciation)	(7,901,397)	(10,474,117)

Net increase (decrease) in net assets resulting from operations	(706,187)	16,691,404

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(1,493,752)
Class II	—	(93,118)
Class III	—	(38,131)
From net realized gain:
Class I	—	(23,621,034)
Class II	—	(1,667,678)
Class III	—	(725,996)

Decrease in net assets resulting from distributions to shareholders	—	(27,639,709)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,201,495)	19,457,704

NET ASSETS
Total increase (decrease) in net assets	(6,907,682)	8,509,399
Beginning of period	109,294,877	100,785,478

End of period	$102,387,195	$109,294,877

Undistributed net investment income, end of period	$961,661	$5,506

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.63		$12.06		$11.49	$12.74	$13.22	$10.73

Net investment income(a)	0.10	(b)	0.20		0.15	0.14	0.15	0.14
Net realized and unrealized gain (loss)	(0.17)		1.86		1.41	(0.36)	1.47	3.46

Net increase (decrease) from investment operations	(0.07)		2.06		1.56	(0.22)	1.62	3.60

Distributions(c)
From net investment income	—		(0.21)		(0.16)	(0.15)	(0.16)	(0.16)
From net realized gain	—		(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	—		(3.49)		(0.99)	(1.03)	(2.10)	(1.11)

Net asset value, end of period	$10.56		$10.63		$12.06	$11.49	$12.74	$13.22

Total Return(d)
Based on net asset value	(0.66	)%(e)	17.22%		13.60%	(1.72)%	12.22%	33.61%

Ratios to Average Net Assets
Total expenses	1.19	%(f)	1.17	%(g)	1.09%	1.08%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	0.60	%(f)	0.71	%(g)	0.82%	0.77%	0.77%	0.78%

Net investment income	1.82	%(b)(f)	1.57	%(g)	1.29%	1.14%	1.10%	1.10%

Supplemental Data
Net assets, end of period (000)	$91,912		$99,213		$92,795	$93,983	$109,570	$115,094

Portfolio turnover rate	82%		168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.18%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.67		$12.09		$11.52	$12.77	$13.25	$10.75

Net investment income(a)	0.09	(b)	0.18		0.13	0.12	0.13	0.11
Net realized and unrealized gain (loss)	(0.17)		1.86		1.40	(0.36)	1.46	3.47

Net increase (decrease) from investment operations	(0.08)		2.04		1.53	(0.24)	1.59	3.58

Distributions(c)
From net investment income	—		(0.18)		(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	—		(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	—		(3.46)		(0.96)	(1.01)	(2.07)	(1.08)

Net asset value, end of period	$10.59		$10.67		$12.09	$11.52	$12.77	$13.25

Total Return(d)
Based on net asset value	(0.75	)%(e)	17.06%		13.35%	(1.96)%	11.94%	33.39%

Ratios to Average Net Assets
Total expenses	1.34	%(f)(g)	1.32	%(h)	1.27%	1.19%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed	0.75	%(f)(g)	0.88	%(h)	1.03%	0.96%	0.97%	0.98%

Net investment income	1.69	%(b)(g)	1.38	%(h)	1.10%	0.95%	0.92%	0.90%

Supplemental Data
Net assets, end of period (000)	$7,100		$7,063		$6,060	$5,680	$4,002	$5,324

Portfolio turnover rate	82%		168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.19%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 0.76%, respectively.

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.46		$11.92		$11.37	$12.61	$13.12	$10.66

Net investment income(a)	0.08	(b)	0.16		0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss)	(0.17)		1.83		1.38	(0.36)	1.44	3.44

Net increase (decrease) from investment operations	(0.09)		1.99		1.49	(0.26)	1.54	3.53

Distributions(c)
From net investment income	—		(0.17)		(0.11)	(0.10)	(0.11)	(0.12)
From net realized gain	—		(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	—		(3.45)		(0.94)	(0.98)	(2.05)	(1.07)

Net asset value, end of period	$10.37		$10.46		$11.92	$11.37	$12.61	$13.12

Total Return(d)
Based on net asset value	(0.86	)%(e)	16.86%		13.17%	(2.11)%	11.72%	33.16%

Ratios to Average Net Assets
Total expenses	1.42	%(f)(g)	1.43	%(h)	1.35%	1.34%	1.32%	1.33%

Total expenses after fees waived and/or reimbursed	0.85	%(f)(g)	0.99	%(h)	1.18%	1.13%	1.13%	1.14%

Net investment income	1.59	%(b)(g)	1.26	%(h)	0.92%	0.78%	0.73%	0.74%

Supplemental Data
Net assets, end of period (000)	$3,375		$3,019		$1,930	$1,810	$1,931	$1,576

Portfolio turnover rate	82%		168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.18%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.43% and 0.86%, respectively.

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Value V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$215,493	$(215,493)	$—
Credit Suisse Securities (USA) LLC	1,313,977	(1,313,977)	—
Deutsche Bank Securities Inc.	449,478	(449,478)	—
JP Morgan Securities LLC	107,999	(107,999)	—
SG Americas Securities LLC	139,053	(139,053)	—

	$2,226,000	$(2,226,000)	$—

(a)

Cash collateral with a value of 2,317,088 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution fees	0.15%	0.25%

For the six months ended June 30, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$5,296	$4,070	$9,366

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$101,820	$7,563	$3,251	$112,634

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived and/or reimbursed was $26,495 .

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $345.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $608 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05
Class III	0.11

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$101,820	$7,563	$3,251	$112,634

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.60%	0.75%	0.85%

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived and/or reimbursed $170,130, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $369 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $86,524,621 and $91,273,188, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$100,695,599

Gross unrealized appreciation	$7,192,855
Gross unrealized depreciation	(3,275,082)

Net unrealized appreciation (depreciation)	$3,917,773

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	228,624	$2,421,497	365,201	$4,677,279
Shares issued in reinvestment of distributions	—	—	2,324,002	25,114,786
Shares redeemed	(851,288)	(9,121,721)	(1,056,648)	(13,532,267)

Net increase (decrease)	(622,664)	$(6,700,224)	1,632,555	$16,259,798

Class II
Shares sold	155,346	$1,677,520	110,054	$1,387,115
Shares issued in reinvestment of distributions	—	—	162,376	1,760,796
Shares redeemed	(146,441)	(1,568,092)	(111,932)	(1,430,159)

Net increase	8,905	$109,428	160,498	$1,717,752

Class III
Shares sold	82,544	$872,869	120,811	$1,549,360
Shares issued in reinvestment of distributions	—	—	71,929	764,127
Shares redeemed	(45,724)	(483,568)	(66,112)	(833,333)

Net increase	36,820	$389,301	126,628	$1,480,154

Total Net Increase (Decrease)	(576,939)	$(6,201,495)	1,919,681	$19,457,704

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.086508	$0.033023
Class II	0.086508	0.033023
Class III	0.086508	0.033023

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

Fundamental insights that identify attractive valuations detracted from performance during the period, as the value style continued to lag growth by a wide margin. Notably, signals that compare companies across top-line sales, cash flows and earnings underperformed. A signal that seeks to identify lower-risk stocks was an additional detractor.

Certain stock-specific events also affected performance. An underweight in Netflix, Inc., which staged a substantial rally due to a series of strong earnings reports, detracted from results. The underweight position was driven primarily by the stock’s expensive valuation.

Fundamental stock selection insights, specifically those that identify quality measures, performed well amid rising market volatility. Notably, an insight that highlights companies with founding members still serving in an executive capacity was additive. Other quality-based signals that contributed to performance included a balance sheet metric that identifies productivity and company efficiency, as well as an insight that evaluates stocks with the ability to generate consistent free cash flow. Further, a quality insight that evaluates stocks based on key corporate events like such as initial public offerings, chief executive officer changes and revisions to forward guidance proved beneficial.

Stock selection insights that seek to capture sentiment and trends among informed market participants were also positive. Specifically, a proprietary text-based analysis of executive statements to capture longer-term trends in company fundamentals performed well, as did an analysis of sell-side analyst reports.

Please describe portfolio activity during the period.

The portfolio maintained a balanced allocation of risk across all major return drivers, but a number of new stock selection insights were added to the portfolio. A model that evaluates companies on the basis of governance and ethics, as well as the sustainability of their business practices from a social and environmental perspective, was added to the Fund’s bucket of quality signals. The Fund also added a macro thematic industry model that derives positioning from inputs such as labor costs and hiring activity.

Describe portfolio positioning at period end.

The Fund retained a largely sector-neutral positioning, with slight overweight positions in industrials and health care and small underweight positions in information technology and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Financials	15
Health Care	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	6
Energy	5
Real Estate	4
Materials	3
Utilities	3
Telecommunication Services	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	2.46%	15.17%	11.44%	9.27%
Class II(a)(b)	2.39	15.00	11.25	9.10
Class III(a)(b)	2.29	14.87	11.21	9.03
Russell 3000® Index(d)	3.22	14.78	13.29	10.23

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its assets (plus the amount of any borrowings for investments purposes) in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund.”

(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity markets.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,024.60	$2.76	$1,000.00	$1,022.07	$2.76	0.55%
Class II	1,000.00	1,023.90	3.51	1,000.00	1,021.32	3.51	0.70
Class III	1,000.00	1,022.90	4.01	1,000.00	1,020.83	4.01	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Advantage U.S. Total Market V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 2.5%
Boeing Co. (The)	2,390	$801,869
Curtiss-Wright Corp.	17,567	2,090,824
General Dynamics Corp.	1,162	216,609
Harris Corp.	1,861	268,989
HEICO Corp., Class A	188	11,443
KLX, Inc.(a)	710	51,049
Lockheed Martin Corp.	1,016	300,157
Raytheon Co.	14,102	2,724,224

		6,465,164
Airlines — 0.2%
Southwest Airlines Co.	8,103	412,281

Auto Components — 1.2%
BorgWarner, Inc.	62,499	2,697,457
Dana, Inc.	10,550	213,004
Modine Manufacturing Co.(a)	7,636	139,357

		3,049,818
Banks — 5.6%
Bank of America Corp.	52,627	1,483,555
Cadence BanCorp(b)	6,332	182,805
Citigroup, Inc.	53,483	3,579,082
Citizens Financial Group, Inc.	36,786	1,430,975
First Hawaiian, Inc.	1,855	53,832
First Horizon National Corp.(b)	150,070	2,677,249
First Republic Bank	17,676	1,710,860
JPMorgan Chase & Co.	31,011	3,231,346
Synovus Financial Corp.	2,915	154,000

		14,503,704
Beverages — 1.6%
Coca-Cola European Partners plc	18,430	748,995
Constellation Brands, Inc., Class A	1,608	351,943
PepsiCo, Inc.	28,370	3,088,642

		4,189,580
Biotechnology — 4.0%
AbbVie, Inc.	21,495	1,991,512
Amgen, Inc.	5,093	940,117
Biogen, Inc.(a)	2,000	580,480
Celgene Corp.(a)	34,258	2,720,771
Exelixis, Inc.(a)	5,293	113,905
Gilead Sciences, Inc.	47,030	3,331,605
United Therapeutics Corp.(a)	6,687	756,634

		10,435,024
Building Products — 1.0%
Fortune Brands Home & Security, Inc.	35,645	1,913,780
Universal Forest Products, Inc.	19,169	701,969

		2,615,749
Capital Markets — 4.0%
Charles Schwab Corp. (The)	14,637	747,951
Donnelley Financial Solutions, Inc.(a)	4,679	81,274
Franklin Resources, Inc.	4,921	157,718
Intercontinental Exchange, Inc.	42,801	3,148,014
Moelis & Co., Class A	36,965	2,167,997
Morgan Stanley	38,640	1,831,536
S&P Global, Inc.	10,380	2,116,378
Westwood Holdings Group, Inc.	4,602	274,003

		10,524,871
Chemicals — 1.5%
Air Products & Chemicals, Inc.	19,349	3,013,220
Eastman Chemical Co.	5,491	548,880

Security	Shares	Value
Chemicals (continued)
PolyOne Corp.	865	$37,385
Trinseo SA	3,863	274,080

		3,873,565
Commercial Services & Supplies — 0.4%
McGrath RentCorp	11,773	744,878
Republic Services, Inc.	2,760	188,673

		933,551
Communications Equipment — 1.4%
Cisco Systems, Inc.	63,540	2,734,126
Motorola Solutions, Inc.	8,611	1,002,062

		3,736,188
Construction & Engineering — 0.2%
Comfort Systems USA, Inc.	8,565	392,277

Consumer Finance — 0.5%
American Express Co.	3,708	363,384
Green Dot Corp., Class A(a)	12,315	903,798

		1,267,182
Containers & Packaging — 0.4%
Packaging Corp. of America	8,528	953,345

Diversified Consumer Services — 0.4%
H&R Block, Inc.	48,493	1,104,670

Diversified Financial Services — 0.9%(a)
Berkshire Hathaway, Inc., Class B	7,596	1,417,793
FGL Holdings	104,645	877,972

		2,295,765
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	62,731	2,014,293
Cogent Communications Holdings, Inc.	843	45,016
IDT Corp., Class B(a)	20,366	114,457
Verizon Communications, Inc.	13,046	656,344

		2,830,110
Electric Utilities — 1.5%
Eversource Energy	7,332	429,728
IDACORP, Inc.	30,049	2,771,720
Pinnacle West Capital Corp.	2,467	198,742
Portland General Electric Co.	14,117	603,643

		4,003,833
Electrical Equipment — 0.8%
AMETEK, Inc.	27,899	2,013,192
Atkore International Group, Inc.(a)	1,311	27,229

		2,040,421
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	6,170	498,474
Flex Ltd.(a)	7,633	107,702
SYNNEX Corp.	13,740	1,326,047
Systemax, Inc.	2,089	71,715
TE Connectivity Ltd.	9,361	843,052

		2,846,990
Energy Equipment & Services — 0.6%
Cactus, Inc., Class A(a)	867	29,296
Halliburton Co.	22,408	1,009,704
ProPetro Holding Corp.(a)	17,519	274,698
TechnipFMC plc	7,724	245,160

		1,558,858
Equity Real Estate Investment Trusts (REITs) — 3.7%
EastGroup Properties, Inc.	27,328	2,611,464
Highwoods Properties, Inc.	3,877	196,680
Host Hotels & Resorts, Inc.	8,780	184,995

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.	969	$42,597
Prologis, Inc.	49,231	3,233,984
Simon Property Group, Inc.	19,539	3,325,342

		9,595,062
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	1,337	279,406
Performance Food Group Co.(a)	21,128	775,397
Walmart, Inc.	34,158	2,925,633

		3,980,436
Food Products — 2.3%
Archer-Daniels-Midland Co.	54,952	2,518,450
Bunge Ltd.	20,204	1,408,421
Hormel Foods Corp.	3,563	132,579
Kellogg Co.	27,735	1,937,845

		5,997,295
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	19,696	1,201,259
Cantel Medical Corp.	752	73,967
Danaher Corp.	22,024	2,173,328
IDEXX Laboratories, Inc.(a)	730	159,096
Integer Holdings Corp.(a)	2,175	140,614
Masimo Corp.(a)	10,736	1,048,370
Medtronic plc	13,937	1,193,147
Stryker Corp.	10,221	1,725,918

		7,715,699
Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	10,450	891,072
Express Scripts Holding Co.(a)	5,176	399,639
Humana, Inc.	6,405	1,906,320
McKesson Corp.	7,588	1,012,239
Quest Diagnostics, Inc.	1,927	211,855
UnitedHealth Group, Inc.	3,553	871,693
WellCare Health Plans, Inc.(a)	6,914	1,702,503

		6,995,321
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(a)	11,024	847,305

Hotels, Restaurants & Leisure — 4.1%
Carnival Corp.	39,615	2,270,336
Darden Restaurants, Inc.	270	28,906
Domino’s Pizza, Inc.	5,075	1,432,013
Las Vegas Sands Corp.	29,867	2,280,644
Marriott International, Inc., Class A	4,184	529,694
McDonald’s Corp.	18,385	2,880,746
Texas Roadhouse, Inc.	17,133	1,122,383

		10,544,722
Household Durables — 0.6%
Garmin Ltd.	5,362	327,082
MDC Holdings, Inc.	19,172	589,922
Whirlpool Corp.	3,455	505,225

		1,422,229
Household Products — 0.2%
Church & Dwight Co., Inc.	11,205	595,658

Industrial Conglomerates — 1.5%
3M Co.	12,621	2,482,803
Honeywell International, Inc.	9,351	1,347,012

		3,829,815
Insurance — 2.6%
Allstate Corp. (The)	7,197	656,870
American Financial Group, Inc.	2,833	304,066

Security	Shares	Value
Insurance (continued)
Arthur J. Gallagher & Co.	9,849	$642,943
Athene Holding Ltd., Class A(a)	25,913	1,136,026
First American Financial Corp.	1,023	52,910
Hanover Insurance Group, Inc. (The)	6,540	781,922
Hartford Financial Services Group, Inc. (The)	26,125	1,335,771
Lincoln National Corp.	2,026	126,119
Principal Financial Group, Inc.	9,592	507,896
Progressive Corp. (The)	6,711	396,956
Travelers Cos., Inc. (The)	4,989	610,354
Unum Group	8,069	298,472

		6,850,305
Internet & Direct Marketing Retail — 2.8%(a)
Amazon.com, Inc.	3,812	6,479,637
Netflix, Inc.	1,955	765,246

		7,244,883
Internet Software & Services — 4.5%(a)
Alphabet, Inc., Class A	1,649	1,862,034
Alphabet, Inc., Class C	2,808	3,132,745
Care.com, Inc.	12,001	250,581
eBay, Inc.	4,169	151,168
Facebook, Inc., Class A	21,911	4,257,746
GrubHub, Inc.	1,258	131,977
New Relic, Inc.	4,919	494,802
Twilio, Inc., Class A	3,895	218,198
Twitter, Inc.	18,053	788,374
Yelp, Inc.	11,533	451,863

		11,739,488
IT Services — 4.5%
Accenture plc, Class A	6,939	1,135,151
Automatic Data Processing, Inc.	6,980	936,297
CSG Systems International, Inc.	296	12,098
Fidelity National Information Services, Inc.	23,008	2,439,538
First Data Corp., Class A(a)	50,126	1,049,137
Mastercard, Inc., Class A	20,204	3,970,490
Visa, Inc., Class A	15,938	2,110,988

		11,653,699
Leisure Products — 0.0%
MCBC Holdings, Inc.(a)	3,543	102,570

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	13,052	807,136

Machinery — 2.9%
Illinois Tool Works, Inc.	18,985	2,630,182
Ingersoll-Rand plc	15,905	1,427,156
Milacron Holdings Corp.(a)	2,532	47,931
Oshkosh Corp.	1,316	92,541
PACCAR, Inc.	49,366	3,058,717
Watts Water Technologies, Inc., Class A(b)	2,981	233,710

		7,490,237
Media — 1.0%
CBS Corp. (Non-Voting), Class B	909	51,104
Comcast Corp., Class A	47,463	1,557,261
Interpublic Group of Cos., Inc. (The)	29,950	702,028
John Wiley & Sons, Inc., Class A	4,101	255,903
Viacom, Inc., Class B	2,326	70,152

		2,636,448
Metals & Mining — 0.9%
Newmont Mining Corp.	55,663	2,099,052
Reliance Steel & Aluminum Co.	3,772	330,201

		2,429,253

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Invesco Mortgage Capital, Inc.	26,400	$419,760
Ladder Capital Corp.	5,442	85,004

		504,764
Multiline Retail — 1.4%
Big Lots, Inc.(b)	393	16,420
Kohl’s Corp.	6,375	464,737
Target Corp.	42,335	3,222,540

		3,703,697
Multi-Utilities — 1.0%
Avista Corp.	593	31,228
Black Hills Corp.(b)	10,170	622,506
CenterPoint Energy, Inc.	4,396	121,813
CMS Energy Corp.	39,412	1,863,399

		2,638,946
Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	6,256	458,252
Antero Resources Corp.(a)	2,380	50,813
Chevron Corp.	17,599	2,225,042
Cimarex Energy Co.	2,194	223,218
ConocoPhillips	52,853	3,679,626
EOG Resources, Inc.	5,330	663,212
Exxon Mobil Corp.	29,051	2,403,389
Marathon Oil Corp.	4,887	101,943
Occidental Petroleum Corp.	7,997	669,189
ONEOK, Inc.	2,247	156,908
Parsley Energy, Inc., Class A(a)	4,809	145,616
Peabody Energy Corp.(b)	5,574	253,505
Plains GP Holdings LP, Class A(a)	2,407	57,551
RSP Permian, Inc.(a)	1,349	59,383
Valero Energy Corp.	1,489	165,026
Whiting Petroleum Corp.(a)	1,196	63,053
Williams Cos., Inc. (The)	48,701	1,320,284

		12,696,010
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	7,065	1,008,105
Herbalife Nutrition Ltd.(a)	1,390	74,671

		1,082,776
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	40,694	2,252,006
Johnson & Johnson	33,437	4,057,246
Merck & Co., Inc.	36,409	2,210,026
Zoetis, Inc.	17,815	1,517,659

		10,036,937
Professional Services — 0.5%
ASGN, Inc.(a)	3,250	254,118
Insperity, Inc.	7,271	692,563
ManpowerGroup, Inc.	5,391	463,949

		1,410,630
Real Estate Management & Development — 0.0%
Jones Lang LaSalle, Inc.	306	50,793
Marcus & Millichap, Inc.(a)	1,719	67,058

		117,851
Road & Rail — 0.7%
Landstar System, Inc.	3,298	360,141
Norfolk Southern Corp.	9,038	1,363,563
Universal Logistics Holdings, Inc.	4,655	122,194

		1,845,898
Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials, Inc.	20,960	968,143
Broadcom, Inc.	3,337	809,690

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.(a)	18,433	$706,537
Intel Corp.	18,561	922,667
Maxim Integrated Products, Inc.	51,141	2,999,931
Monolithic Power Systems, Inc.	1,664	222,427
NVIDIA Corp.	4,607	1,091,398
NXP Semiconductors NV(a)	1,151	125,770
Texas Instruments, Inc.	34,145	3,764,486
Xilinx, Inc.(b)	2,959	193,104

		11,804,153
Software — 5.1%
Activision Blizzard, Inc.	9,818	749,310
Adobe Systems, Inc.(a)	7,465	1,820,042
Altair Engineering, Inc., Class A(a)	1,995	68,189
Dell Technologies, Inc., Class V(a)	3,937	332,991
Electronic Arts, Inc.(a)	3,660	516,133
Microsoft Corp.	53,048	5,231,063
Progress Software Corp.	3,778	146,662
RingCentral, Inc., Class A(a)	11,049	777,297
Synopsys, Inc.(a)	18,166	1,554,465
Workday, Inc., Class A(a)	4,748	575,078
Zendesk, Inc.(a)	28,083	1,530,243

		13,301,473
Specialty Retail — 1.5%
Aaron’s, Inc.	588	25,549
American Eagle Outfitters, Inc.	5,352	124,434
Asbury Automotive Group, Inc.(a)	1,641	112,490
Burlington Stores, Inc.(a)	269	40,493
Group 1 Automotive, Inc.	860	54,180
Lithia Motors, Inc., Class A(b)	17,938	1,696,397
Penske Automotive Group, Inc.(b)	18,130	849,390
Tiffany & Co.	7,195	946,862

		3,849,795
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	39,918	7,389,221
Pure Storage, Inc., Class A(a)	9,444	225,523

		7,614,744
Textiles, Apparel & Luxury Goods — 0.5%
Movado Group, Inc.	7,741	373,890
NIKE, Inc., Class B	3,238	258,004
Oxford Industries, Inc.	986	81,818
Skechers U.S.A., Inc., Class A(a)	21,198	636,152

		1,349,864
Thrifts & Mortgage Finance — 0.8%
Essent Group Ltd.(a)	9,724	348,314
MGIC Investment Corp.(a)	3,580	38,377
Riverview Bancorp, Inc.	25,565	215,769
United Community Financial Corp.	98,351	1,080,877
Washington Federal, Inc.	11,824	386,645

		2,069,982
Trading Companies & Distributors — 0.1%
Watsco, Inc.	1,688	300,937

Water Utilities — 0.1%
American Water Works Co., Inc.	3,623	309,332

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	19,045	522,214

Total Common Stocks — 99.0% (Cost: $244,696,432)		257,670,510

Total Long-Term Investments — 99.0% (Cost: $244,696,432)		257,670,510

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

Security	Shares	Value
Short-Term Securities — 2.3%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	2,402,648	$2,402,648
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	3,499,354	3,499,704

Total Short-Term Securities — 2.3% (Cost: $5,902,352)		5,902,352

Total Investments — 101.3% (Cost: $250,598,784)		263,572,862

Liabilities in Excess of Other Assets — (1.3)%		(3,259,827)

Net Assets — 100.0%		$260,313,035

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/2017	Net Activity	Shares Held at 06/30/2018	Value at 06/30/2018	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,558,684	843,964	2,402,648	$2,402,648	$16,467		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,368,069	(4,868,715)	3,499,354	3,499,704	6,172	(b)	805	70

				$5,902,352	$22,639		$805	$70

(a)	Including net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	21	09/21/18	$2,858	$(50,329)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$50,329	$—	$—	$—	$50,329

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage U.S. Total Market V.I. Fund

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$166,890	$—	$—	$—	$166,890

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(47,953)	$—	$—	$—	$(47,953)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,750,340

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$257,670,510	$—	$—	$257,670,510
Short-Term Securities	2,402,648	—	—	2,402,648

Subtotal	$260,073,158	$—	$—	$260,073,158

Investments valued at NAV(b)				3,499,704

Total Investments				$263,572,862

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(50,329)	$—	$—	$(50,329)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,371,053) (cost — $244,696,432)	$257,670,510
Investments at value — affiliated (cost — $5,902,352)	5,902,352
Cash	2,205
Cash pledged:
Futures contracts	119,000
Foreign currency at value (cost — $785)	742
Receivables:
Investments sold	3,285,336
Securities lending income — affiliated	1,484
Capital shares sold	12,510
Dividends — affiliated	3,260
Dividends — unaffiliated	165,981
Variation margin on futures contracts	3
Prepaid expenses	585

Total assets	267,163,968

LIABILITIES
Cash collateral on securities loaned at value	3,493,592
Payables:
Investments purchased	3,022,309
Capital shares redeemed	85,977
Distribution fees	1,594
Board realignment and consolidation	3,643
Investment advisory fees	112,554
Directors’ and Officer’s fees	5,570
Other affiliates	525
Other accrued expenses	125,169

Total liabilities	6,850,933

NET ASSETS	$260,313,035

NET ASSETS CONSIST OF
Paid-in capital	$229,975,022
Undistributed net investment income	1,512,356
Accumulated net realized gain	15,901,951
Net unrealized appreciation (depreciation)	12,923,706

NET ASSETS	$260,313,035

NET ASSET VALUE
Class I — Based on net assets of $251,552,719 and 9,579,422 shares outstanding, 100 million shares authorized, $0.10 par value	$26.26

Class II — Based on net assets of $3,138,736 and 119,895 shares outstanding, 100 million shares authorized, $0.10 par value	$26.18

Class III — Based on net assets of $5,621,580 and 293,184 shares outstanding, 10 million shares authorized, $0.10 par value	$19.17

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$16,467
Dividends — unaffiliated	2,196,072
Securities lending income — affiliated — net	6,172

Total investment income	2,218,711

EXPENSES
Investment advisory	994,036
Transfer agent — class specific	237,968
Professional	37,585
Accounting services	28,637
Printing	22,430
Custodian	16,103
Distribution — class specific	9,208
Directors and Officer	7,971
Board realignment and consolidation	3,643
Transfer agent	2,480
Miscellaneous	28,006

Total expenses	1,388,067
Less:
Fees waived and/or reimbursed by the Manager	(408,271)
Transfer agent fees waived and/or reimbursed — class specific	(237,946)

Total expenses after fees waived and/or reimbursed	741,850

Net investment income	1,476,861

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	805
Investments — unaffiliated	13,721,930
Futures contracts	166,890

13,889,625

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	70
Investments — unaffiliated	(8,750,206)
Foreign currency translations	(34)
Futures contracts	(47,953)

(8,798,123)

Net realized and unrealized gain	5,091,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,568,363

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,476,861	$2,321,558
Net realized gain	13,889,625	47,664,838
Net change in unrealized appreciation (depreciation)	(8,798,123)	(15,719,118)

Net increase in net assets resulting from operations	6,568,363	34,267,278

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(2,278,683)
Class II	—	(22,476)
Class III	—	(48,843)
From net realized gain:
Class I	—	(50,143,967)
Class II	—	(616,770)
Class III	—	(1,323,283)

Decrease in net assets resulting from distributions to shareholders	—	(54,434,022)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(16,581,961)	30,391,828

NET ASSETS
Total increase (decrease) in net assets	(10,013,598)	10,225,084
Beginning of period	270,326,633	260,101,549

End of period	$260,313,035	$270,326,633

Undistributed net investment income, end of period	$1,512,356	$35,495

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015		2014	2013
Net asset value, beginning of period	$25.63		$27.93		$23.24	$26.96		$27.48	$19.39

Net investment income(a)	0.15		0.26	(b)	0.07	0.07		0.10	0.09
Net realized and unrealized gain (loss)	0.48		3.60		5.43	(1.80)		1.35	8.13

Net increase (decrease) from investment operations	0.63		3.86		5.50	(1.73)		1.45	8.22

Distributions(c)
From net investment income	—		(0.27)		(0.07)	(0.07)		(0.08)	(0.13)
From net realized gain	—		(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—		—	(0.00	)(d)	—	—

Total distributions	—		(6.16)		(0.81)	(1.99)		(1.97)	(0.13)

Net asset value, end of period	$26.26		$25.63		$27.93	$23.24		$26.96	$27.48

Total Return(e)
Based on net asset value	2.46	%(f)	14.05%		23.65%	(6.61)%		5.22%	42.40%

Ratios to Average Net Assets
Total expenses	1.04	%(g)	1.05%		1.01%	1.01%		1.02%	1.00%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.71%		0.92%	0.90%		0.90%	0.90%

Net investment income	1.12	%(g)	0.91	%(b)	0.28%	0.26%		0.37%	0.37%

Supplemental Data
Net assets, end of period (000)	$251,553		$261,872		$250,567	$220,681		$260,860	$279,345

Portfolio turnover rate	73%		179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015		2014	2013
Net asset value, beginning of period	$25.57		$27.88		$23.21	$26.91		$27.43	$19.35

Net investment income(a)	0.13		0.20	(b)	0.03	0.02		0.05	0.05
Net realized and unrealized gain (loss)	0.48		3.60		5.41	(1.77)		1.34	8.12

Net increase (decrease) from investment operations	0.61		3.80		5.44	(1.75)		1.39	8.17

Distributions(c)
From net investment income	—		(0.22)		(0.03)	(0.03)		(0.02)	(0.09)
From net realized gain	—		(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—		—	(0.00	)(d)	—	—

Total distributions	—		(6.11)		(0.77)	(1.95)		(1.91)	(0.09)

Net asset value, end of period	$26.18		$25.57		$27.88	$23.21		$26.91	$27.43

Total Return(e)
Based on net asset value	2.39	%(f)	13.85%		23.40%	(6.76)%		5.03%	42.25%

Ratios to Average Net Assets
Total expenses	1.23	%(g)	1.22%		1.20%	1.18%		1.19%	1.14%

Total expenses after fees waived and/or reimbursed	0.70	%(g)	0.88%		1.09%	1.07%		1.07%	1.04%

Net investment income	0.97	%(g)	0.72	%(b)	0.10%	0.08%		0.20%	0.22%

Supplemental Data
Net assets, end of period (000)	$3,139		$3,131		$3,351	$3,120		$3,764	$4,701

Portfolio turnover rate	73%		179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015		2014	2013
Net asset value, beginning of period	$18.74		$21.89		$18.36	$21.73		$22.50	$15.90

Net investment income(a)	0.08		0.14	(b)	0.01	0.01		0.04	0.02
Net realized and unrealized gain (loss)	0.35		2.82		4.29	(1.43)		1.11	6.67

Net increase (decrease) from investment operations	0.43		2.96		4.30	(1.42)		1.15	6.69

Distributions(c)
From net investment income	—		(0.22)		(0.03)	(0.03)		(0.03)	(0.09)
From net realized gain	—		(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—		—	(0.00	)(d)	—	—

Total distributions	—		(6.11)		(0.77)	(1.95)		(1.92)	(0.09)

Net asset value, end of period	$19.17		$18.74		$21.89	$18.36		$21.73	$22.50

Total Return(e)
Based on net asset value	2.29	%(f)	13.83%		23.41%	(6.78)%		5.07%	42.08%

Ratios to Average Net Assets
Total expenses	1.32	%(g)	1.32%		1.29%	1.29%		1.25%	1.32%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.95%		1.11%	1.09%		1.09%	1.09%

Net investment income	0.87	%(g)	0.65	%(b)	0.08%	0.06%		0.18%	0.13%

Supplemental Data
Net assets, end of period (000)	$5,621		$5,324		$6,184	$6,152		$8,002	$8,764

Portfolio turnover rate	73%		179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”) (formerly know as “BlackRock Value Opportunities V.I. Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,225,074	$(1,225,074)	$—
Credit Suisse Securities (USA) LLC	83,794	(83,794)	—
Deutsche Bank Securities Inc.	3,138	(3,138)	—
JP Morgan Securities LLC	1,582,698	(1,582,698)	—
Morgan Stanley	12,534	(12,534)	—
State Street Bank & Trust Co.	463,815	(463,815)	—

	$3,371,053	$(3,371,053)	$—

(a)

Cash collateral with a value of $3,493,592 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Average Daily Net Assets	Investment Advisory Fees
$3 Billion — $5 Billion	0.68%
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the six months ended June 30, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$2,343	$6,865	$9,208

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$228,801	$3,353	$5,814	$237,968

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $838.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $1,495 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$228,779	$3,353	$5,814	$237,946

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.55%	0.70%	0.80%

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived $407,433, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $996 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend and borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33  1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the lnterfund Lending Program

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $191,806,543 and $206,688,694, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$251,069,000

Gross unrealized appreciation	$20,854,552
Gross unrealized depreciation	(8,401,019)

Net unrealized appreciation (depreciation)	$12,453,533

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. . During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	155,750	$4,056,202	289,177	$8,303,261
Shares issued in reinvestment of distributions	—	—	2,015,232	52,422,649
Shares redeemed	(793,008)	(20,738,438)	(1,058,658)	(30,166,900)

Net increase (decrease)	(637,258)	$(16,682,236)	1,245,751	$30,559,010

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount

Class II
Shares sold	57	$1,451	836	$22,989
Shares issued in reinvestment of distributions	—	—	24,627	639,247
Shares redeemed	(2,605)	(68,648)	(23,204)	(646,382)

Net increase (decrease)	(2,548)	$(67,197)	2,259	$15,854

Class III
Shares sold	30,949	$588,416	20,673	$458,121
Shares issued in reinvestment of distributions	—	—	71,553	1,372,125
Shares redeemed	(21,862)	(420,944)	(90,639)	(2,013,282)

Net increase (decrease)	9,087	$167,472	1,587	$(183,036)

Total Net Increase (Decrease)	(630,719)	$(16,581,961)	1,249,597	$30,391,828

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.000227	$0.236111	$0.016702
Class II	0.000227	0.236111	0.016702
Class III	0.000227	0.236111	0.016702

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	23

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Basic Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest contributor to relative performance over the period was stock selection in the utilities sector. Most notably, an overweight position in independent power producer AES Corporation generated positive results. This was followed by stock selection in energy where overweight positions in ConocoPhillips and Devon Energy Corp. benefited from rising oil prices over the period. Lastly, stock selection within the financials sector added to relative performance, with contributions led by an overweight position in insurance holding XL Group.

The largest detractor over the six-month period was stock selection in the consumer staples sector, where weakness was driven by positions in food product companies such as General Mills, Inc. and J.M. Smucker Co. Underweight exposure to the real estate sector also weighed on relative performance. Finally, stock selection in the industrials sector hurt relative results, with an overweight position in Switzerland-based robotics and automation technology firm ABB Ltd. the biggest detractor.

Describe recent portfolio activity.

During the period, a combination of market movement and trading activity modestly increased the Fund’s allocations to the utilities and health care sectors, while reducing the Fund’s weights in financials and industrials.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposures to the health care, financials, utilities and telecommunication services sectors. The Fund maintained underweight exposures to real estate, consumer discretionary, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	19
Energy	11
Information Technology	11
Consumer Staples	8
Utilities	7
Telecommunication Services	5
Consumer Discretionary	4
Industrials	4
Materials	2
Short-Term Securities	10
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Basic Value V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	0.26%	9.38%	9.06%	8.13%
Class II(a)(b)	0.13	9.22	8.86	7.95
Class III(a)(b)	0.06	9.10	8.74	7.83
Russell 1000® Value Index(d)	(1.69)	6.77	10.34	8.49

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means their prices are less than Fund management believes they are worth.
(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,002.60	$3.58	$1,000.00	$1,021.22	$3.61	0.72%
Class II	1,000.00	1,001.30	4.42	1,000.00	1,020.38	4.46	0.89
Class III	1,000.00	1,000.60	4.96	1,000.00	1,019.84	5.01	1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

FUND SUMMARY	3

Schedule of Investments (unaudited) June 30, 2018	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.7%

Auto Components — 0.8%
Lear Corp.	20,747	$3,855,000

Banks — 15.0%
Bank of America Corp.	334,611	9,432,684
Citigroup, Inc.	201,354	13,474,610
JPMorgan Chase & Co.	233,747	24,356,438
Regions Financial Corp.	377,208	6,706,758
Wells Fargo & Co.	254,089	14,086,694

		68,057,184
Beverages — 2.4%
Molson Coors Brewing Co., Class B	160,586	10,926,271

Biotechnology — 2.0%
Biogen, Inc.(a)	9,320	2,705,037
Gilead Sciences, Inc.(b)	89,151	6,315,457

		9,020,494
Capital Markets — 3.3%
E*TRADE Financial Corp.(a)	70,538	4,314,104
Morgan Stanley	180,619	8,561,341
Nasdaq, Inc.	20,265	1,849,586

		14,725,031
Chemicals — 0.7%
Akzo Nobel NV, ADR	112,269	3,186,194

Communications Equipment — 4.6%
Cisco Systems, Inc.	480,717	20,685,252

Consumer Finance — 1.9%
Ally Financial, Inc.	26,008	683,230
Capital One Financial Corp.	38,830	3,568,477
Discover Financial Services(b)	34,111	2,401,756
SLM Corp.(a)	163,896	1,876,609

		8,530,072
Containers & Packaging — 0.4%
Owens-Illinois, Inc.(a)(b)	98,301	1,652,440

Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.(b)	232,760	11,710,156

Electric Utilities — 4.5%
Exelon Corp.	200,579	8,544,666
FirstEnergy Corp.(b)	204,241	7,334,294
PG&E Corp.	103,159	4,390,447

		20,269,407
Electrical Equipment — 1.7%
ABB Ltd., ADR(b)	259,420	5,647,574
Hubbell, Inc.	20,645	2,183,002

		7,830,576
Food & Staples Retailing — 2.0%
Kroger Co. (The)	131,207	3,732,839
Walgreens Boots Alliance, Inc.(b)	91,443	5,487,952

		9,220,791
Food Products — 3.0%
JM Smucker Co. (The)	56,758	6,100,350
Kellogg Co.	108,884	7,607,725

		13,708,075
Health Care Equipment & Supplies — 7.9%
Baxter International, Inc.	114,714	8,470,482
Koninklijke Philips NV, NYRS(b)	134,351	5,679,017
Medtronic plc	72,240	6,184,466
Zimmer Biomet Holdings, Inc.(b)	139,265	15,519,692

		35,853,657

Security	Shares	Value
Health Care Providers & Services — 1.2%
Laboratory Corp. of America Holdings(a)	31,208	$5,602,772

Independent Power and Renewable Electricity Producers — 3.0%
AES Corp.(b)	1,005,936	13,489,602

Industrial Conglomerates — 1.3%
General Electric Co.	437,745	5,957,709

Insurance — 5.6%
American International Group, Inc.(b)	92,324	4,895,018
Assured Guaranty Ltd.	69,840	2,495,383
Brighthouse Financial, Inc.(a)	39,726	1,591,821
Hartford Financial Services Group, Inc. (The)	132,485	6,773,958
Lincoln National Corp.	64,978	4,044,881
XL Group Ltd.	98,373	5,503,969

		25,305,030
Media — 2.8%
Comcast Corp., Class A	163,129	5,352,262
Interpublic Group of Cos., Inc. (The)	313,856	7,356,785

		12,709,047
Metals & Mining — 1.4%
Nucor Corp.	58,493	3,655,812
Reliance Steel & Aluminum Co.	29,407	2,574,289

		6,230,101
Oil, Gas & Consumable Fuels — 11.2%
ConocoPhillips	116,794	8,131,198
Devon Energy Corp.	159,756	7,022,874
Marathon Oil Corp.	149,527	3,119,133
Marathon Petroleum Corp.	53,074	3,723,672
Royal Dutch Shell plc, ADR, Class A	164,422	11,382,935
Suncor Energy, Inc.	215,603	8,770,730
Valero Energy Corp.	34,544	3,828,511
Williams Cos., Inc. (The)	180,705	4,898,913

		50,877,966
Pharmaceuticals — 7.7%
Novartis AG, ADR(b)	129,320	9,768,833
Pfizer, Inc.	688,786	24,989,156

		34,757,989
Road & Rail — 1.1%
Norfolk Southern Corp.	31,771	4,793,291

Semiconductors & Semiconductor Equipment — 3.5%
NXP Semiconductors NV(a)	16,385	1,790,389
QUALCOMM, Inc.	247,385	13,883,246

		15,673,635
Software — 1.2%
Oracle Corp.	127,870	5,633,952

Specialty Retail — 0.6%
Lowe’s Cos., Inc.	26,390	2,522,092

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	34,530	6,391,848

Wireless Telecommunication Services — 1.9%
Telephone & Data Systems, Inc.	279,437	7,662,163
United States Cellular Corp.(a)	22,201	822,325

		8,484,488
Total Common Stocks — 96.7% (Cost: $374,570,070)		437,660,122

Total Long-Term Investments — 96.7% (Cost: $374,570,070)		437,660,122

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 10.2%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	15,032,459	$15,032,459
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	31,068,259	31,071,365

Total Short-Term Securities — 10.2% (Cost: $46,103,234)		46,103,824

Total Investments — 106.9% (Cost: $420,673,304)		483,763,946
Liabilities in Excess of Other Assets — (6.9)%		(31,030,541)

Net Assets — 100.0%		$452,733,405

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,156,745	11,875,714	15,032,459	$15,032,459	$40,008		$—	$—
SL Liquidity Series, LLC, Money Market Series	28,837,798	2,230,461	31,068,259	31,071,365	27,991	(b)	3,355	1,197

				$46,103,824	$67,999		$3,355	$1,197

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$437,660,122	$—	$—	$437,660,122
Short-Term Securities(a)	15,032,459	—	—	15,032,459

Subtotal	$452,692,581	$—	$—	$452,692,581

Investments valued at NAV(b)				$31,071,365

Total Investments				$483,763,946

(a)	See above Schedule of Investments for values in each Industry.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	5

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $30,467,331) (cost — $374,570,070)	$437,660,122
Investments at value — affiliated (cost — $46,103,234)	46,103,824
Cash	41,761
Receivables:
Investments sold	649,227
Securities lending income — affiliated	4,256
Capital shares sold	29,901
Dividends — affiliated	17,277
Dividends — unaffiliated	252,006
Prepaid expenses	1,039

Total assets	484,759,413

LIABILITIES
Cash collateral on securities loaned at value	31,069,384
Payables:
Investments purchased	232,238
Capital shares redeemed	275,936
Distribution fees	15,687
Board realignment and consolidation	6,462
Investment advisory fees	267,089
Directors’ and Officer’s fees	3,145
Other affiliates	1,491
Other accrued expenses	154,576

Total liabilities	32,026,008

NET ASSETS	$452,733,405

NET ASSETS CONSIST OF
Paid-in capital	$363,078,737
Undistributed net investment income	4,353,611
Accumulated net realized gain	22,210,415
Net unrealized appreciation (depreciation)	63,090,642

NET ASSETS	$452,733,405

NET ASSET VALUE
Class I — Based on net assets of $374,939,490 and 23,976,215 shares outstanding, 300 million shares authorized, $0.10 par value	$15.64

Class II — Based on net assets of $4,654,472 and 298,797 shares outstanding, 100 million shares authorized, $0.10 par value	$15.58

Class III — Based on net assets of $73,139,443 and 4,720,655 shares outstanding, 100 million shares authorized, $0.10 par value	$15.49

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$40,008
Dividends — unaffiliated	5,986,307
Securities lending income — affiliated — net	27,991
Foreign taxes withheld	(16,459)

Total investment income	6,037,847

EXPENSES
Investment advisory	1,396,177
Transfer agent — class specific	464,091
Distribution — class specific	98,219
Professional	36,217
Accounting services	32,982
Printing	25,529
Directors and Officer	10,834
Custodian	8,305
Board realignment and consolidation	6,462
Transfer agent	2,479
Miscellaneous	17,289

Total expenses	2,098,584
Less:
Fees waived and/or reimbursed by the Manager	(2,956)
Transfer agent fees waived and/or reimbursed — class specific	(312,639)

Total expenses after fees waived and/or reimbursed	1,782,989

Net investment income	4,254,858

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	3,355
Investments — unaffiliated	19,815,003

19,818,358

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,197
Investments — unaffiliated	(22,826,404)

(22,825,207)

Net realized and unrealized loss	(3,006,849)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,248,009

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,254,858	$6,925,805
Net realized gain	19,818,358	20,230,521
Net change in unrealized appreciation (depreciation)	(22,825,207)	10,057,649

Net increase in net assets resulting from operations	1,248,009	37,213,975

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(5,893,355)
Class II	—	(64,132)
Class III	—	(909,408)
From net realized gain:
Class I	—	(15,171,206)
Class II	—	(189,626)
Class III	—	(3,173,178)

Decrease in net assets resulting from distributions to shareholders	—	(25,400,905)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(29,518,855)	(59,465,107)

NET ASSETS
Total decrease in net assets	(28,270,846)	(47,652,037)
Beginning of period	481,004,251	528,656,288

End of period	$452,733,405	$481,004,251

Undistributed net investment income, end of period	$4,353,611	$98,753

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.60		$15.21		$13.36	$16.42	$17.44	$12.80

Net investment income(a)	0.15		0.22		0.23	0.24	0.25	0.22
Net realized and unrealized gain (loss)	(0.11)		1.03		2.19	(1.20)	1.51	4.65

Net increase (decrease) from investment operations	0.04		1.25		2.42	(0.96)	1.76	4.87

Distributions(b)
From net investment income	—		(0.25)		(0.22)	(0.25)	(0.27)	(0.23)
From net realized gain	—		(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	—		(0.86)		(0.57)	(2.10)	(2.78)	(0.23)

Net asset value, end of period	$15.64		$15.60		$15.21	$13.36	$16.42	$17.44

Total Return(c)
Based on net asset value	0.26	%(d)	8.24%		18.19%	(5.95)%	9.93%	38.07%

Ratios to Average Net Assets
Total expenses	0.85	%(e)(f)	0.85	%(f)	0.84%	0.86%	0.85%	0.84%

Total expenses after fees waived and/or reimbursed	0.72	%(e)(f)	0.73	%(f)	0.73%	0.73%	0.72%	0.72%

Net investment income	1.88	%(e)(f)	1.47	%(f)	1.63%	1.47%	1.40%	1.41%

Supplemental Data
Net assets, end of period (000)	$374,939		$397,180		$409,216	$393,370	$468,876	$448,299

Portfolio turnover rate	13%		41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.56		$15.16		$13.33	$16.38	$17.40	$12.77

Net investment income(a)	0.13		0.20		0.20	0.21	0.22	0.19
Net realized and unrealized gain (loss)	(0.11)		1.03		2.18	(1.18)	1.51	4.64

Net increase (decrease) from investment operations	0.02		1.23		2.38	(0.97)	1.73	4.83

Distributions(b)
From net investment income	—		(0.22)		(0.20)	(0.23)	(0.24)	(0.20)
From net realized gain	—		(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	—		(0.83)		(0.55)	(2.08)	(2.75)	(0.20)

Net asset value, end of period	$15.58		$15.56		$15.16	$13.33	$16.38	$17.40

Total Return(c)
Based on net asset value	0.13	%(d)	8.15%		17.88%	(6.07)%	9.75%	37.85%

Ratios to Average Net Assets
Total expenses	1.02	%(e)(f)	1.02	%(f)	1.02%	1.02%	1.02%	1.01%

Total expenses after fees waived and/or reimbursed	0.89	%(e)(f)	0.90	%(f)	0.90%	0.90%	0.89%	0.89%

Net investment income	1.70	%(e)(f)	1.29	%(f)	1.47%	1.30%	1.23%	1.24%

Supplemental Data
Net assets, end of period (000)	$4,654		$4,928		$5,280	$5,466	$6,233	$6,715

Portfolio turnover rate	13%		41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.48		$15.08		$13.28	$16.32	$17.35	$12.74

Net investment income(a)	0.12		0.18		0.18	0.19	0.20	0.17
Net realized and unrealized gain (loss)	(0.11)		1.02		2.17	(1.17)	1.50	4.62

Net increase (decrease) from investment operations	0.01		1.20		2.35	(0.98)	1.70	4.79

Distributions(b)
From net investment income	—		(0.19)		(0.20)	(0.21)	(0.22)	(0.18)
From net realized gain	—		(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	—		(0.80)		(0.55)	(2.06)	(2.73)	(0.18)

Net asset value, end of period	$15.49		$15.48		$15.08	$13.28	$16.32	$17.35

Total Return(c)
Based on net asset value	0.06	%(d)	8.01%		17.72%	(6.15)%	9.63%	37.65%

Ratios to Average Net Assets
Total expenses	1.15	%(e)(f)	1.16	%(f)	1.04%	1.13%	1.11%	1.12%

Total expenses after fees waived and/or reimbursed	1.00	%(e)(f)	1.01	%(f)	1.00%	1.01%	1.00%	1.00%

Net investment income	1.60	%(e)(f)	1.16	%(f)	1.25%	1.19%	1.11%	1.14%

Supplemental Data
Net assets, end of period (000)	$73,139		$78,896		$114,160	$45,197	$54,394	$47,184

Portfolio turnover rate	13%		41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$5,907,117	$(5,904,792)	$2,325
Credit Suisse Securities (USA) LLC	7,489,999	(7,489,999)	—
JP Morgan Securities LLC	10,416,357	(10,416,357)	—
Merrill Lynch, Pierce, Fenner & Smith	3,935,416	(3,935,416)	—
Morgan Stanley	317,842	(317,842)	—
State Street Bank & Trust Co.	2,400,600	(2,400,600)	—

	$30,467,331	$(30,465,006)	$2,325

(a)

Cash collateral with a value of $31,069,384 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution fees	0.15%	0.25%

For the six months ended June 30, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution fees	$3,581	$94,638	$98,219

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$366,455	$5,096	$92,540	$464,091

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $2,956.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,549 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$250,983	$3,186	$58,470	$312,639

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $4,243 for securities lending agent services.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $60,856,638 and $98,309,271, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$423,712,426

Gross unrealized appreciation	$72,676,964
Gross unrealized depreciation	(12,625,444)

Net unrealized appreciation (depreciation)	$60,051,520

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	265,167	$4,116,904	654,115	$9,987,597
Shares issued in reinvestment of distributions	—	—	1,355,509	21,064,561
Shares redeemed	(1,743,745)	(27,449,121)	(3,465,286)	(53,113,894)

Net decrease	(1,478,578)	$(23,332,217)	(1,455,662)	$(22,061,736)

Class II
Shares sold	1,668	$25,550	5,727	$86,583
Shares issued in reinvestment of distributions	—	—	16,392	253,758
Shares redeemed	(19,683)	(312,963)	(53,552)	(815,043)

Net decrease	(18,015)	$(287,413)	(31,433)	$(474,702)

Class III
Shares sold	91,427	$1,419,888	805,717	$12,136,647
Shares issued in reinvestment of distributions	—	—	265,245	4,082,586
Shares redeemed	(467,164)	(7,319,113)	(3,542,663)	(53,147,902)

Net decrease	(375,737)	$(5,899,225)	(2,471,701)	$(36,928,669)

Total Net Decrease	(1,872,330)	$(29,518,855)	(3,958,796)	$(59,465,107)

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Long-Term Capital Gain
Class I	$0.192114
Class II	0.192114
Class III	0.192114

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registered Shares

GLOSSARY OF TERMS USED IN THIS REPORT	19

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest contributor to the Fund’s relative performance was consumer discretionary, where internet & direct marketing retail holdings had the most significant impact on results. Selection in hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. The industrials and health care sectors were additional sources of positive performance. An underweight to machinery and selection in conglomerates benefited performance in industrials, while an underweight to biotechnology and positioning in pharmaceuticals drove gains in health care. Finally, positioning in consumer staples proved advantageous.

At the individual stock level, Netflix Inc. and Amazon.com Inc. were the largest contributors. Netflix outperformed after a series of strong earnings reports, and the company continues to gain scale based on original content and new subscribers. Amazon continued to perform well after a series of solid earnings reports and acceleration in several of its key segments.

While the Fund’s overall security selection was notably strong for the period, an overweight position to financials weighed on results. In particular, bank and diversified financial services holdings had the most negative impact.

A position in Chinese internet conglomerate Tencent Holding Ltd. was the leading detractor. The stock pulled back amid fears of a slowdown in PC gaming and a near-term profit margin contraction. The Fund has maintained its overweight position on a positive view of the company’s growth opportunities especially in payments, mobile gaming and advertising. An underweight to Apple Inc. also detracted as the company outperformed during the period. The underweight to Apple is based on the view that a mature smartphone market, increasing competition and a lack of new innovative products will limit the company’s growth once the most recent iPhone product cycles are complete.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in consumer discretionary increased, particularly within internet & direct marketing retail. The Fund’s information technology (“IT”) exposure also increased, namely within software and IT services. Exposure to materials decreased, largely with respect to chemicals. Financials, particularly banks, and health care, primarily biotechnology, saw declines as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was the consumer discretionary sector, followed by financials. Industrials was the largest sector underweight, followed by consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Capital Appreciation V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	15.01%	30.40%	17.17%	10.54%
Class III(a)(b)	14.75	30.07	16.84	10.26	(d)
Russell 1000® Growth Index(e)	7.25	22.51	16.36	11.83
S&P 500® Index(f)	2.65	14.37	13.42	10.17

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,150.10	$4.21	$1,000.00	$1,020.88	$3.96	0.79%
Class III	1,000.00	1,147.50	5.59	1,000.00	1,019.59	5.26	1.05

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of June 30, 2018 (continued)	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	23
Health Care	12
Industrials	8
Financials	6
Consumer Staples	4
Materials	3
Energy	1
Real Estate	1
Telecommunication Services	— (a)
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

(a)	Representing less than 0.5% of the Fund’s net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Aerospace & Defense — 1.0%
TransDigm Group, Inc.	9,521	$3,286,078

Automobiles — 1.1%
Tesla, Inc.(a)	10,143	3,478,542

Banks — 1.9%
Bank of America Corp.	112,155	3,161,649
First Republic Bank	30,349	2,937,480

		6,099,129
Beverages — 2.8%
Constellation Brands, Inc., Class A	27,192	5,951,513
Dr Pepper Snapple Group, Inc.	22,684	2,767,448

		8,718,961
Biotechnology — 0.9%
Vertex Pharmaceuticals, Inc.(a)	17,030	2,894,419

Capital Markets — 3.0%
E*TRADE Financial Corp.(a)	80,000	4,892,800
S&P Global, Inc.	23,271	4,744,724

		9,637,524
Chemicals — 1.8%
DowDuPont, Inc.	27,700	1,825,984
Sherwin-Williams Co. (The)	9,408	3,834,419

		5,660,403
Construction Materials — 1.2%
Vulcan Materials Co.	28,421	3,668,014

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	20,838	3,889,413

Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc.(a)	34,928	1,274,173

Electrical Equipment — 0.4%
Rockwell Automation, Inc.(b)	8,441	1,403,147

Equity Real Estate Investment Trusts (REITs) — 1.4%
SBA Communications Corp.(a)	27,402	4,524,618

Food Products — 0.8%
Bunge Ltd.	36,930	2,574,390

Health Care Equipment & Supplies — 3.9%
Becton Dickinson and Co.	26,912	6,447,039
Boston Scientific Corp.(a)	184,139	6,021,345

		12,468,384
Health Care Providers & Services — 4.6%
UnitedHealth Group, Inc.	58,687	14,398,269

Hotels, Restaurants & Leisure — 1.1%
Domino’s Pizza, Inc.	12,797	3,610,930

Household Durables — 0.8%
Mohawk Industries, Inc.(a)	11,040	2,365,541

Industrial Conglomerates — 1.8%
Honeywell International, Inc.	19,090	2,749,915
Roper Technologies, Inc.	10,717	2,956,927

		5,706,842
Internet & Direct Marketing Retail — 15.6%(a)
Amazon.com, Inc.	16,778	28,519,245
Booking Holdings, Inc.	4,759	9,646,921
Netflix, Inc.	28,238	11,053,200

		49,219,366

Security	Shares	Value
Internet Software & Services — 13.7%
Alibaba Group Holding Ltd., ADR(a)(b)	11,931	$2,213,559
Alphabet, Inc., Class A(a)	14,097	15,918,191
Facebook, Inc., Class A(a)	51,973	10,099,393
MercadoLibre, Inc.(b)	14,317	4,279,781
Tencent Holdings Ltd.	218,200	10,957,001

		43,467,925
IT Services — 8.5%
Mastercard, Inc., Class A	34,739	6,826,908
PayPal Holdings, Inc.(a)	61,372	5,110,447
Visa, Inc., Class A	113,347	15,012,810

		26,950,165
Life Sciences Tools & Services — 1.5%
Illumina, Inc.(a)	17,054	4,763,012

Machinery — 0.2%
Xylem, Inc.	7,100	478,398

Oil, Gas & Consumable Fuels — 1.0%
Pioneer Natural Resources Co.	16,262	3,077,421

Pharmaceuticals — 1.0%
Zoetis, Inc.	35,186	2,997,495

Professional Services — 3.0%
CoStar Group, Inc.(a)	13,568	5,598,564
Equifax, Inc.	32,099	4,015,906

		9,614,470
Road & Rail — 1.8%
Union Pacific Corp.	39,800	5,638,864

Semiconductors & Semiconductor Equipment — 3.5%
ASML Holding NV (Registered), NYRS	23,599	4,671,894
Broadcom, Inc.	6,345	1,539,551
NVIDIA Corp.	20,996	4,973,952

		11,185,397
Software — 14.8%
Activision Blizzard, Inc.	52,133	3,978,791
Adobe Systems, Inc.(a)	29,890	7,287,481
Autodesk, Inc.(a)	35,943	4,711,768
Electronic Arts, Inc.(a)	42,467	5,988,696
Intuit, Inc.	7,910	1,616,052
Microsoft Corp.	181,872	17,934,398
salesforce.com, Inc.(a)	38,572	5,261,221

		46,778,407
Specialty Retail — 3.1%
Home Depot, Inc. (The)	18,723	3,652,857
Ulta Beauty, Inc.(a)	25,817	6,027,237

		9,680,094
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	43,547	3,469,825

Total Common Stocks — 98.9% (Cost: $214,493,853)		312,979,616

Preferred Stocks — 0.8%

Software — 0.8%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $2,858,020), 0.00%(a)(c)(d)	466,235	2,694,838

Total Preferred Stocks — 0.8% (Cost: $2,858,020)		2,694,838

Total Long-Term Investments — 99.7% (Cost: $217,351,873)		315,674,454

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 2.0%(e)(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	2,652,903	$2,652,903
SL Liquidity Series, LLC, Money Market Series, 2.16%(f)	3,787,268	3,787,647

Total Short-Term Securities — 2.0% (Cost: $6,440,550)		6,440,550

Total Investments — 101.7% (Cost: $223,792,423)		322,115,004
Liabilities in Excess of Other Assets — (1.7)%		(5,528,280)

Net Assets — 100.0%		$316,586,724

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,694,838, representing 0.85% of its net assets as of period end, and an original cost of $2,858,020.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,708,926	(56,023)	2,652,903	$2,652,903	$15,149		$—	$—
SL Liquidity Series, LLC, Money Market Series	15,256,731	(11,469,463)	3,787,268	3,787,647	21,985	(b)	(487)	—

				$6,440,550	$37,134		$(487)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR	American Depositary Receipts
NYRS	New York Registered Shares
REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,286,078	$—	$—	$3,286,078
Automobiles	3,478,542	—	—	3,478,542
Banks	6,099,129	—	—	6,099,129
Beverages	8,718,961	—	—	8,718,961
Biotechnology	2,894,419	—	—	2,894,419
Capital Markets	9,637,524	—	—	9,637,524
Chemicals	5,660,403	—	—	5,660,403
Construction Materials	3,668,014	—	—	3,668,014
Diversified Financial Services	3,889,413	—	—	3,889,413
Diversified Telecommunication Services	1,274,173	—	—	1,274,173
Electrical Equipment	1,403,147	—	—	1,403,147
Equity Real Estate Investment Trusts (REITs)	4,524,618	—	—	4,524,618
Food Products	2,574,390	—	—	2,574,390

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Capital Appreciation V.I. Fund

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$12,468,384	$—	$—	$12,468,384
Health Care Providers & Services	14,398,269	—	—	14,398,269
Hotels, Restaurants & Leisure	3,610,930	—	—	3,610,930
Household Durables	2,365,541	—	—	2,365,541
Industrial Conglomerates	5,706,842	—	—	5,706,842
Internet & Direct Marketing Retail	49,219,366	—	—	49,219,366
Internet Software & Services	32,510,924	10,957,001	—	43,467,925
IT Services	26,950,165	—	—	26,950,165
Life Sciences Tools & Services	4,763,012	—	—	4,763,012
Machinery	478,398	—	—	478,398
Oil, Gas & Consumable Fuels	3,077,421	—	—	3,077,421
Pharmaceuticals	2,997,495	—	—	2,997,495
Professional Services	9,614,470	—	—	9,614,470
Road & Rail	5,638,864	—	—	5,638,864
Semiconductors & Semiconductor Equipment	11,185,397	—	—	11,185,397
Software	46,778,407	—	—	46,778,407
Specialty Retail	9,680,094	—	—	9,680,094
Textiles, Apparel & Luxury Goods	3,469,825	—	—	3,469,825
Preferred Stocks	—	—	2,694,838	2,694,838
Short-Term Securities	2,652,903	—	—	2,652,903

Subtotal	$304,675,518	$10,957,001	$2,694,838	$318,327,357

Investments valued at NAV(a)				$3,787,647

Total Investments				$322,115,004

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six month ended June 30, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,694,056) (cost — $217,351,873)	$315,674,454
Investments at value — affiliated (cost — $6,440,550)	6,440,550
Cash	193
Foreign currency at value (cost — $41)	41
Receivables:
Investments sold	1,007,746
Securities lending income — affiliated	2,526
Capital shares sold	7,617
Dividends — affiliated	3,286
Dividends — unaffiliated	11,390
From the Manager	3,528
Prepaid expenses	853

Total assets	323,152,184

LIABILITIES
Cash collateral on securities loaned at value	3,792,956
Payables:
Investments purchased	1,991,153
Capital shares redeemed	374,875
Distribution fees	37,844
Board realignment and consolidation	12,531
Investment advisory fees	203,159
Directors’ and Officer’s fees	2,626
Other affiliates	802
Other accrued expenses	149,514

Total liabilities	6,565,460

NET ASSETS	$316,586,724

NET ASSETS CONSIST OF
Paid-in capital	$148,855,134
Accumulated net investment loss	(484,071)
Accumulated net realized gain	69,893,080
Net unrealized appreciation (depreciation)	98,322,581

NET ASSETS	$316,586,724

NET ASSET VALUE
Class I — Based on net assets of $144,842,440 and 12,279,940 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.80

Class III — Based on net assets of $171,744,284 and 14,716,922 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.67

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$15,149
Dividends — unaffiliated	1,158,522
Securities lending income — affiliated — net	21,985

Total investment income	1,195,656

EXPENSES
Investment advisory	1,195,322
Transfer agent — class specific	377,146
Distribution — class specific	278,016
Printing	33,445
Accounting services	30,051
Professional	27,759
Board realignment and consolidation	12,531
Directors and Officer	10,253
Custodian	8,623
Transfer agent	2,479
Miscellaneous	4,941

Total expenses	1,980,566

Less:
Fees waived and/or reimbursed by the Manager	(1,259)
Transfer agent fees waived and/or reimbursed — class specific	(237,298)

Total expenses after fees waived and/or reimbursed	1,742,009

Net investment loss	(546,353)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(487)
Investments — unaffiliated	59,340,379
Foreign currency transactions	(268)

59,339,624

Net change in unrealized depreciation on investments — unaffiliated	(11,083,672)

Net realized and unrealized gain	48,255,952

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,709,599

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(546,353)	$(685,408)
Net realized gain	59,339,624	48,210,072
Net change in unrealized appreciation (depreciation)	(11,083,672)	62,728,743

Net increase in net assets resulting from operations	47,709,599	110,253,407

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net realized gain:
Class I	—	(15,570,061)
Class III	—	(28,079,992)

Decrease in net assets resulting from distributions to shareholders	—	(43,650,053)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(133,337,828)	(20,276,483)

NET ASSETS
Total increase (decrease) in net assets	(85,628,229)	46,326,871
Beginning of period	402,214,953	355,888,082

End of period	$316,586,724	$402,214,953

Undistributed (accumulated) net investment income (loss), end of period	$(484,071)	$62,282

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.26		$8.63		$8.86		$9.02	$9.80	$8.50

Net investment loss(a)	(0.01)		(0.00	)(b)(c)	(0.00	)(b)(d)	(0.01)	(0.01)	(0.00	)(b)
Net realized and unrealized gain	1.55		2.86		0.01		0.63	0.87	2.86

Net increase from investment operations	1.54		2.86		0.01		0.62	0.86	2.86

Distributions(e)
From net investment income	—		—		—		—	—	(0.00	)(b)
From net realized gain	—		(1.23)		(0.24)		(0.78)	(1.64)	(1.56)

Total distributions	—		(1.23)		(0.24)		(0.78)	(1.64)	(1.56)

Net asset value, end of period	$11.80		$10.26		$8.63		$8.86	$9.02	$9.80

Total Return(f)
Based on net asset value	15.01	%(g)	33.22%		0.10%		6.73%	9.02%	33.82%

Ratios to Average Net Assets
Total expenses	0.93	%(h)(i)	0.92%		0.92%		0.93%	0.91%	0.93%

Total expenses after fees waived and/or reimbursed	0.79	%(h)(i)	0.79%		0.80%		0.79%	0.79%	0.80%

Net investment loss	(0.13	)%(h)(i)	(0.00	)%(c)(j)	(0.06	)%(d)	(0.15)%	(0.10)%	(0.00	)%(j)

Supplemental Data
Net assets, end of period (000)	$144,842		$142,246		$124,752		$139,045	$166,586	$180,580

Portfolio turnover rate	22%		48%		89%		70%	102%	158%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a special dividend from TransDigm Group, Inc. in August 2017.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Annualized.
(j)	Amount is greater than (0.005)%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.17		$8.56		$8.81		$8.97	$9.76	$8.48

Net investment loss(a)	(0.02)		(0.03	)(b)	(0.03	)(c)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain	1.52		2.84		0.02		0.63	0.86	2.84

Net increase (decrease) from investment operations	1.50		2.81		(0.01)		0.59	0.83	2.81

Distributions(d)
From net investment income	—		—		—		—	—	(0.00	)(e)
From net realized gain	—		(1.20)		(0.24)		(0.75)	(1.62)	(1.53)

Total distributions	—		(1.20)		(0.24)		(0.75)	(1.62)	(1.53)

Net asset value, end of period	$11.67		$10.17		$8.56		$8.81	$8.97	$9.76

Total Return(f)
Based on net asset value	14.75	%(g)	32.94%		(0.13)%		6.49%	8.68%	33.40%

Ratios to Average Net Assets
Total expenses	1.17	%(h)(i)	1.17%		1.18%		1.17%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed	1.05	%(h)(i)	1.05%		1.06%		1.05%	1.05%	1.06%

Net investment loss	(0.40	)%(h)(i)	(0.27	)%(b)	(0.32	)%(c)	(0.40)%	(0.35)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$171,744		$259,969		$231,136		$233,706	$233,723	$207,582

Portfolio turnover rate	22%		48%		89%		70%	102%	158%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a special dividend from TransDigm Group, Inc. in August 2017.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.00 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Annualized.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc.	$1,524,543	$(1,524,543)	$—
JP Morgan Securities LLC	16,623	(16,623)	—
State Street Bank & Trust Co.	2,152,890	(2,152,890)	—

	$3,694,056	$(3,694,056)	$—

(a)

Cash collateral with a value of $3,792,956 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $278,016.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$153,095	$224,051	$377,146

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $1,259.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,152 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$102,213	$135,085	$237,298

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $2,298 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $80,527,075 and $213,602,155, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$223,877,533

Gross unrealized appreciation	$99,428,644
Gross unrealized depreciation	(1,191,173)

Net unrealized appreciation (depreciation)	$98,237,471

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	112,114	$1,287,669	334,343	$3,268,914
Shares issued in reinvestment of distributions	—	—	1,510,157	15,570,061
Shares redeemed	(1,693,623)	(18,911,615)	(2,438,122)	(24,590,116)

Net decrease	(1,581,509)	$(17,623,946)	(593,622)	$(5,751,141)

Class III
Shares sold	167,943	$1,819,975	608,475	$5,912,633
Shares issued in reinvestment of distributions	—	—	2,750,278	28,079,992
Shares redeemed	(11,024,469)	(117,533,857)	(4,789,157)	(48,517,967)

Net decrease	(10,856,526)	$(115,713,882)	(1,430,404)	$(14,525,342)

Total Net Decrease	(12,438,035)	$(133,337,828)	(2,024,026)	$(20,276,483)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.087260	$0.316304
Class III	0.087260	0.316304

NOTES TO FINANCIAL STATEMENTS	19

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to relative performance came from a combination of stock selection and allocation decisions within the consumer staples sector. Notably, selection decisions in the beverages industry, underweight exposure to household products companies, and a combination of stock selection in and an underweight to food & staples retailers proved beneficial. In health care, a combination of stock selection in pharmaceuticals and an overweight to the health care providers & services industry added to relative performance. Lastly, stock selection in energy, a combination of stock selection in and an underweight to industrials, and selection within utilities and telecommunication services contributed positively.

The largest detractor from relative performance was stock selection within financials. In particular, selection decisions among banks and capital markets firms weighed on returns. Within consumer discretionary, a combination of stock selection and an underweight to the sector negatively impacted relative return, with significant underperformance coming from selection decisions within the media industry. Finally, a lack of exposure to the real estate sector, specifically real estate investment trusts, detracted from relative results.

Describe recent portfolio activity.

During the six-month period, the Fund significantly boosted exposure to the information technology sector. Holdings within energy and health care also were increased. Conversely, the Fund significantly reduced exposure to the industrials sector. The Fund also reduced its positioning within financials and materials.

Describe portfolio positioning at period end.

At period end, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the health care, financials and energy sectors. The Fund’s largest relative underweight positions were in the real estate, consumer discretionary and materials segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	19
Energy	12
Information Technology	11
Consumer Staples	7
Industrials	6
Utilities	5
Consumer Discretionary	4
Telecommunication Services	3
Materials	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Equity Dividend V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	(0.37)%	9.37%	10.71%	6.59%
Class III(a)(b)	(0.51)	9.12	10.45	6.33	(d)
Russell 1000® Value Index(e)	(1.69)	6.77	10.34	8.49
S&P 500® Index(f)	2.65	14.37	13.42	10.17

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s returns prior to October 1, 2010 are the returns of the Fund when it followed different objectives and different investment strategies under the name “BlackRock Utilities and Telecommunications V.I. Fund.”

(b)

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(f)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$996.30	$3.27	$1,000.00	$1,021.52	$3.31	0.66%
Class III	1,000.00	994.90	4.50	1,000.00	1,020.28	4.56	0.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

FUND SUMMARY	3

Schedule of Investments (unaudited) June 30, 2018	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.4%

Aerospace & Defense — 1.1%
Lockheed Martin Corp.	3,630	$1,072,411
Northrop Grumman Corp.	8,004	2,462,831

		3,535,242
Banks — 16.9%
Bank of America Corp.	437,230	12,325,514
Citigroup, Inc.	157,480	10,538,561
JPMorgan Chase & Co.	121,800	12,691,560
KeyCorp	75,950	1,484,063
SunTrust Banks, Inc.	51,087	3,372,764
US Bancorp	81,290	4,066,126
Wells Fargo & Co.	171,225	9,492,714

		53,971,302
Beverages — 2.2%
Diageo plc	89,230	3,205,668
Dr Pepper Snapple Group, Inc.	13,770	1,679,940
PepsiCo, Inc.	19,380	2,109,900

		6,995,508
Capital Markets — 3.2%
Charles Schwab Corp. (The)	28,510	1,456,861
Goldman Sachs Group, Inc. (The)	16,560	3,652,639
Morgan Stanley	106,330	5,040,042

		10,149,542
Chemicals — 1.1%
DowDuPont, Inc.	55,295	3,645,046

Communications Equipment — 1.5%
Cisco Systems, Inc.	41,590	1,789,618
Motorola Solutions, Inc.	26,010	3,026,784

		4,816,402
Construction Materials — 0.7%
CRH plc	65,740	2,305,979

Containers & Packaging — 0.3%
International Paper Co.	20,220	1,053,058

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.(a)	48,100	991,341

Diversified Telecommunication Services — 2.8%
AT&T, Inc.	9,781	314,068
BCE, Inc.	18,975	768,298
Verizon Communications, Inc.	153,180	7,706,486

		8,788,852
Electric Utilities — 3.7%
Edison International	13,978	884,388
FirstEnergy Corp.	109,250	3,923,168
NextEra Energy, Inc.	20,439	3,413,926
PG&E Corp.	82,000	3,489,920

		11,711,402
Electrical Equipment — 0.2%
nVent Electric plc(a)	19,230	482,673

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	28,310	2,287,165

Food & Staples Retailing — 0.7%
Kroger Co. (The)	76,810	2,185,245

Food Products — 1.3%
Danone SA	10,250	748,378
General Mills, Inc.	33,050	1,462,793

Security	Shares	Value
Food Products (continued)
Kellogg Co.	27,990	$1,955,661

		4,166,832
Health Care Equipment & Supplies — 3.0%
Koninklijke Philips NV	121,620	5,152,793
Medtronic plc	51,120	4,376,383

		9,529,176
Health Care Providers & Services — 8.0%
Aetna, Inc.	28,383	5,208,280
Anthem, Inc.	33,181	7,898,073
Cardinal Health, Inc.	28,760	1,404,351
CVS Health Corp.	36,170	2,327,540
Humana, Inc.	4,840	1,440,529
McKesson Corp.	19,850	2,647,990
Quest Diagnostics, Inc.	11,925	1,311,035
UnitedHealth Group, Inc.	13,362	3,278,233

		25,516,031
Household Products — 0.8%
Procter & Gamble Co. (The)	31,935	2,492,846

Industrial Conglomerates — 2.8%
3M Co.	7,865	1,547,203
General Electric Co.	268,395	3,652,856
Honeywell International, Inc.	25,750	3,709,287

		8,909,346
Insurance — 5.7%
American International Group, Inc.	110,080	5,836,442
Arthur J. Gallagher & Co.	4,158	271,434
Brighthouse Financial, Inc.(a)	6,904	276,643
Lincoln National Corp.	8,130	506,093
Marsh & McLennan Cos., Inc.	29,060	2,382,048
MetLife, Inc.	129,624	5,651,606
Travelers Cos., Inc. (The)	27,468	3,360,435

		18,284,701
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A	14,540	1,148,515

Leisure Products — 0.5%
Mattel, Inc.(b)	98,006	1,609,259

Machinery — 0.3%
Pentair plc	19,230	809,198

Media — 2.1%
Comcast Corp., Class A	156,890	5,147,561
Interpublic Group of Cos., Inc. (The)	69,010	1,617,594

		6,765,155
Multiline Retail — 0.3%
Dollar General Corp.	9,610	947,546

Multi-Utilities — 1.2%
Public Service Enterprise Group, Inc.	69,630	3,769,768

Oil, Gas & Consumable Fuels — 12.5%
Anadarko Petroleum Corp.	9,180	672,435
BP plc	894,600	6,806,579
Chevron Corp.	20,663	2,612,423
Devon Energy Corp.	94,820	4,168,287
Enterprise Products Partners LP	134,440	3,719,955
Hess Corp.	63,779	4,266,178
Marathon Oil Corp.	30,160	629,138
Marathon Petroleum Corp.	34,380	2,412,101
ONEOK, Inc.	24,540	1,713,628
Royal Dutch Shell plc, ADR, Class A	20,810	1,440,676
Suncor Energy, Inc.	199,090	8,098,981
TOTAL SA, ADR(b)	36,228	2,193,968

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	45,829	$1,242,424

		39,976,773
Personal Products — 0.7%
Unilever NV, NYRS	41,985	2,339,404

Pharmaceuticals — 8.3%
AstraZeneca plc	82,136	5,681,116
Bayer AG (Registered)	19,188	2,107,295
Merck & Co., Inc.	73,590	4,466,913
Novo Nordisk A/S, ADR	50,500	2,329,060
Pfizer, Inc.	326,080	11,830,182

		26,414,566
Professional Services — 1.2%
Experian plc	81,320	2,006,053
Nielsen Holdings plc	53,950	1,668,673

		3,674,726
Road & Rail — 0.6%
Union Pacific Corp.	14,655	2,076,320

Semiconductors & Semiconductor Equipment — 1.7%
QUALCOMM, Inc.	68,190	3,826,823
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,770	1,527,111

		5,353,934
Software — 5.8%
Constellation Software, Inc.	2,364	1,833,352
Microsoft Corp.	83,005	8,185,123
Oracle Corp.	195,660	8,620,780

		18,639,255
Specialty Retail — 0.7%
Lowe’s Cos., Inc.	23,130	2,210,534

Technology Hardware, Storage & Peripherals — 0.8%
Lenovo Group Ltd.	2,014,000	1,084,057
Samsung Electronics Co. Ltd., GDR	20	20,743

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd., GDR(c)	1,369	$1,430,605

		2,535,405
Tobacco — 1.3%
Altria Group, Inc.	56,895	3,231,067
Philip Morris International, Inc.	12,380	999,561

		4,230,628
Total Common Stocks — 95.4% (Cost: $266,869,641)		304,318,675

Total Long-Term Investments — 95.4% (Cost: $266,869,641)		304,318,675

Short-Term Securities — 6.0%(d)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.80%	15,815,216	15,815,216
SL Liquidity Series, LLC, Money Market Series,
2.16%(e)	3,335,172	3,335,506

Total Short-Term Securities — 6.0% (Cost: $19,150,722)		19,150,722

Total Investments — 101.4% (Cost: $286,020,363)		323,469,397
Liabilities in Excess of Other Assets — (1.4)%		(4,420,417)

Net Assets — 100.0%		$319,048,980

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,132,925	1,682,291	15,815,216	$15,815,216	$109,366		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,608,659	1,726,513	3,335,172	3,335,506	3,078	(b)	111	255

				$19,150,722	$112,444		$111	$255

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipts
NYRS	New York Registered Shares

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$273,769,409	$30,549,266	$—	$304,318,675
Common Stocks:
Aerospace & Defense	3,535,242	—	—	3,535,242
Banks	53,971,302	—	—	53,971,302
Beverages	3,789,840	3,205,668	—	6,995,508
Capital Markets	10,149,542	—	—	10,149,542
Chemicals	3,645,046	—	—	3,645,046
Communications Equipment	4,816,402	—	—	4,816,402
Construction Materials	—	2,305,979	—	2,305,979
Containers & Packaging	1,053,058	—	—	1,053,058
Diversified Financial Services	991,341	—	—	991,341
Diversified Telecommunication Services	8,788,852	—	—	8,788,852
Electric Utilities	11,711,402	—	—	11,711,402
Electrical Equipment	482,673	—	—	482,673
Electronic Equipment, Instruments & Components	2,287,165	—	—	2,287,165
Food & Staples Retailing	2,185,245	—	—	2,185,245
Food Products	3,418,454	748,378	—	4,166,832
Health Care Equipment & Supplies	4,376,383	5,152,793	—	9,529,176
Health Care Providers & Services	25,516,031	—	—	25,516,031
Household Products	2,492,846	—	—	2,492,846
Industrial Conglomerates	8,909,346	—	—	8,909,346
Insurance	18,284,701	—	—	18,284,701
IT Services	1,148,515	—	—	1,148,515
Leisure Products	1,609,259	—	—	1,609,259
Machinery	809,198	—	—	809,198
Media	6,765,155	—	—	6,765,155
Multiline Retail	947,546	—	—	947,546
Multi-Utilities	3,769,768	—	—	3,769,768
Oil, Gas & Consumable Fuels	33,170,194	6,806,579	—	39,976,773
Personal Products	2,339,404	—	—	2,339,404
Pharmaceuticals	18,626,155	7,788,411	—	26,414,566
Professional Services	1,668,673	2,006,053	—	3,674,726
Road & Rail	2,076,320	—	—	2,076,320
Semiconductors & Semiconductor Equipment	5,353,934	—	—	5,353,934
Software	18,639,255	—	—	18,639,255
Specialty Retail	2,210,534	—	—	2,210,534
Technology Hardware, Storage & Peripherals	—	2,535,405	—	2,535,405
Tobacco	4,230,628	—	—	4,230,628
Short-Term Securities	15,815,216	—	—	15,815,216

Subtotal	$289,584,625	$30,549,266	$—	$320,133,891

Investments valued at NAV(a)				$3,335,506

Total Investments				$323,469,397

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,256,216) (cost — $266,869,641)	$304,318,675
Investments at value — affiliated (cost — $19,150,722)	19,150,722
Foreign currency at value (cost — $1,278)	1,260
Receivables:
Investments sold	149,524
Securities lending income — affiliated	559
Capital shares sold	44,870
Dividends — affiliated	21,453
Dividends — unaffiliated	387,146
From the Manager	5,504
Prepaid expenses	702

Total assets	324,080,415

LIABILITIES
Cash collateral on securities loaned at value	3,335,655
Payables:
Investments purchased	543,731
Capital shares redeemed	821,256
Distribution fees	57,371
Board realignment and consolidation	1,078
Investment advisory fees	205,646
Directors’ and Officer’s fees	2,474
Other affiliates	721
Other accrued expenses	63,503

Total liabilities	5,031,435

NET ASSETS	$319,048,980

NET ASSETS CONSIST OF
Paid-in capital	$265,345,691
Undistributed net investment income	1,345,384
Accumulated net realized gain	14,908,992
Net unrealized appreciation (depreciation)	37,448,913

NET ASSETS	$319,048,980

NET ASSET VALUE
Class I — Based on net assets of $36,393,291 and 3,023,588 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.04

Class III — Based on net assets of $282,655,689 and 23,542,497 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.01

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$109,366
Dividends — unaffiliated	3,951,296
Securities lending income — affiliated — net	3,078
Foreign taxes withheld	(59,783)

Total investment income	4,003,957

EXPENSES
Investment advisory	958,939
Distribution — class specific	353,410
Transfer agent — class specific	337,107
Accounting services	27,654
Printing	22,221
Professional	21,914
Custodian	10,758
Directors and Officer	9,814
Transfer agent	2,480
Board realignment and consolidation	1,078
Miscellaneous	4,763

Total expenses	1,750,138
Less:
Fees waived and/or reimbursed by the Manager	(6,756)
Transfer agent fees waived and/or reimbursed — class specific	(337,107)

Total expenses after fees waived and/or reimbursed	1,406,275

Net investment income	2,597,682

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	111
Investments — unaffiliated	11,394,690
Foreign currency transactions	(8,329)

11,386,472

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	255
Investments — unaffiliated	(15,373,682)
Foreign currency translations	(211)

(15,373,638)

Net realized and unrealized loss	(3,987,166)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,389,484)

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,597,682	$4,765,364
Net realized gain	11,386,472	18,274,738
Net change in unrealized appreciation (depreciation)	(15,373,638)	22,925,712

Net increase (decrease) in net assets resulting from operations	(1,389,484)	45,965,814

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(166,606)	(645,417)
Class III	(1,098,416)	(4,129,646)
From net realized gain:
Class I	—	(1,906,002)
Class III	—	(14,552,840)

Decrease in net assets resulting from distributions to shareholders	(1,265,022)	(21,233,905)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,435,792)	41,813,020

NET ASSETS
Total increase (decrease) in net assets	(6,090,298)	66,544,929
Beginning of period	325,139,278	258,594,349

End of period	$319,048,980	$325,139,278

Undistributed net investment income, end of period	$1,345,384	$12,724

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.14		$11.15	$10.04	$10.90	$10.78	$8.95

Net investment income(a)	0.11		0.22	0.21	0.19	0.20	0.19
Net realized and unrealized gain (loss)	(0.16)		1.62	1.42	(0.25)	0.80	1.99

Net increase (decrease) from investment operations	(0.05)		1.84	1.63	(0.06)	1.00	2.18

Distributions(b)
From net investment income	(0.05)		(0.21)	(0.19)	(0.18)	(0.20)	(0.20)
From net realized gain	—		(0.64)	(0.33)	(0.62)	(0.68)	(0.15)

Total distributions	(0.05)		(0.85)	(0.52)	(0.80)	(0.88)	(0.35)

Net asset value, end of period	$12.04		$12.14	$11.15	$10.04	$10.90	$10.78

Total Return(c)
Based on net asset value	(0.37	)%(d)	16.74%	16.40%	(0.61)%	9.34%	24.52%

Ratios to Average Net Assets(e)
Total expenses	0.88	%(f)	0.89%	0.89%	1.00%	0.99%	1.04%

Total expenses after fees waived and/or reimbursed	0.66	%(f)	0.68%	0.70%	0.79%	0.78%	0.84%

Net investment income	1.84	%(f)	1.82%	1.98%	1.79%	1.81%	1.95%

Supplemental Data
Net assets, end of period (000)	$36,393		$37,525	$35,256	$30,527	$35,694	$36,658

Portfolio turnover rate	19%		37%	23%	25%	18%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.12		$11.13	$10.03	$10.89	$10.77	$8.95

Net investment income(a)	0.10		0.19	0.18	0.17	0.17	0.17
Net realized and unrealized gain (loss)	(0.16)		1.62	1.42	(0.25)	0.80	1.97

Net increase (decrease) from investment operations	(0.06)		1.81	1.60	(0.08)	0.97	2.14

Distributions(b)
From net investment income	(0.05)		(0.18)	(0.17)	(0.16)	(0.17)	(0.17)
From net realized gain	—		(0.64)	(0.33)	(0.62)	(0.68)	(0.15)

Total distributions	(0.05)		(0.82)	(0.50)	(0.78)	(0.85)	(0.32)

Net asset value, end of period	$12.01		$12.12	$11.13	$10.03	$10.89	$10.77

Total Return(c)
Based on net asset value	(0.51	)%(d)	16.49%	16.06%	(0.82)%	9.07%	24.12%

Ratios to Average Net Assets(e)
Total expenses	1.12	%(f)	1.16%	1.13%	1.16%	1.24%	1.28%

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.93%	0.95%	1.03%	1.03%	1.09%

Net investment income	1.60	%(f)	1.57%	1.73%	1.59%	1.56%	1.71%

Supplemental Data
Net assets, end of period (000)	$282,656		$287,615	$223,338	$85,163	$22,619	$20,567

Portfolio turnover rate	19%		37%	23%	25%	18%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$3,256,216	$(3,256,216)	$—

(a)	Cash collateral with a value of $3,335,655 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were 353,410.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$39,267	$297,840	$337,107

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $6,756.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $1,720 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$39,267	$297,840	$337,107

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $289 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $57,545,843 and $60,418,109, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$286,362,636

Gross unrealized appreciation	$47,105,401
Gross unrealized depreciation	(9,998,640)

Net unrealized appreciation (depreciation)	$37,106,761

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	214,274	$2,585,882	305,267	$3,599,163
Shares issued in reinvestment of distributions	14,001	166,606	211,779	2,551,419
Shares redeemed	(295,916)	(3,585,036)	(588,300)	(6,980,961)

Net decrease	(67,641)	$(832,548)	(71,254)	$(830,379)

Class III
Shares sold	1,243,090	$15,095,083	4,790,801	$55,321,887
Shares issued in reinvestment of distributions	92,537	1,098,416	1,552,013	18,682,485
Shares redeemed	(1,531,264)	(18,796,743)	(2,671,545)	(31,360,973)

Net increase (decrease)	(195,637)	$(2,603,244)	3,671,269	$42,643,399

Total Net Increase (Decrease)	(263,278)	$(3,435,792)	3,600,015	$41,813,020

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.057441	$0.023744	$0.124117
Class III	0.049634	0.023744	0.124117

NOTES TO FINANCIAL STATEMENTS	17

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Global Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and underweight to the U.S. market detracted from performance. From a sector perspective, stock selection in consumer discretionary and materials negatively impacted returns. An overweight to emerging market government bonds weighed on performance. The Fund’s commodity-related exposures, most notably to gold, also detracted.

Also within equities, stock selection in health care, utilities and information technology (“IT”) along with an underweight to consumer staples contributed to performance. Exposure to cash and cash equivalents was additive as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 62% to 61% of net assets. Within equities, the Fund decreased exposure to Europe and Japan. From a sector perspective, the Fund decreased exposure to industrials, utilities, energy, telecommunication services (“telecom”) and consumer discretionary, and increased exposure to health care, IT and consumer staples.

The Fund’s overall allocation to fixed income decreased from 30% to 28% of net assets. Within fixed income, the Fund decreased exposure to non-U.S. government bonds in Australia, Brazil and Poland, as well as to corporate bonds. The Fund increased exposure to U.S. government bonds.

The Fund’s allocation to commodity-related securities decreased from 4% to 3% of net assets.

Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 4% to 8% of net assets. During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities, underweight in fixed income, overweight in commodity-related, and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Asia and underweight in the U.S. market. Within Europe, the Fund was overweight in the Netherlands and France, and underweight in the United Kingdom and Ireland. From a sector perspective, the Fund was overweight in health care, energy, IT, consumer discretionary and telecom, and underweight in industrials, financials, consumer staples and real estate. Within fixed income, the Fund was underweight in developed market government bonds, and overweight in corporate and convertible bonds. With respect to currency exposures, the Fund was overweight in the U.S. dollar and Indian rupee, and underweight in the euro, Australian dollar and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Global Allocation V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	(1.51)%	4.09%	5.39%	4.71%
Class II(a)(b)	(1.63)	3 .90	5.24	4.55
Class III(a)(b)	(1.62)	3 .94	5.15	4.46
FTSE World Index(d)	(0.05)	11.14	10.13	6.59
Reference Benchmark(e)	(0.22)	6 .98	6.83	5.75
U.S. Stocks: S&P 500® Index(f)	2.65	14.37	13.42	10.17
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(g)	(3.50)	7 .03	6.51	3.14
U.S. Bonds: ICE BofAML Current 5-year U.S. Treasury Index(h)	(1.08)	(1.53)	0.89	2.92
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Govt Bond Index(i)	(0.92)	3.22	1.01	1.78

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(d)	This unmanaged capitalization-weighted index is comprised of 2,602 equities from 35 countries in 4 regions, including the United States.
(e)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)	This unmanaged capitalization-weighted index is comprised of 1,990 equities from 34 countries, excluding the United States.
(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(i)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period (b)	Expenses Paid During the Period (b)	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period (b)	Ending Account Value 06/30/18	Expenses Paid During the Period (b)
Class I	$1,000.00	$984.90	$3.59	$3.59	$1,000.00	$1,021.17	$3.66	$1,021.17	$3.66
Class II	1,000.00	983.70	4.33	4.33	1,000.00	1,020.43	4.41	1,020.43	4.41
Class III	1,000.00	983.80	4.82	4.82	1,000.00	1,019.93	4.91	1,019.93	4.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I , 0.88% for Class II and 0.98% for Class III ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
Portfolio Composition	6/30/2018	12/31/2017
U.S. Equities	32%	32%	35%
European Equities	13	15	13
Asia Pacific Equities	15	14	9
Other Equities	1	1	3

Total Equities	61	62	60

U.S Dollar Denominated Fixed Income Securities	22	22	24
U.S. Issuers	21	19	—
Non-U.S. Issuers	1	3	—
Non-U.S Dollar Denominated Fixed Income Securities	6	8	16

Total Fixed Income Securities	28	30	40

Commodity-Related Securities	3	4

Cash & Short-Term Securities	8	4	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofA ML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 57.7%

Australia — 0.0%
AMP Ltd.	26,272	$69,101
Newcrest Mining Ltd.	832	13,509
Ramsay Health Care Ltd.	1,054	42,090
Rio Tinto Ltd.	1,943	120,049
Rio Tinto plc	3,709	204,434
South32 Ltd.	14,048	37,513
Stockland	21,837	64,161
Wesfarmers Ltd.	7,084	258,469
Woolworths Group Ltd.	8,937	201,831

		1,011,157
Belgium — 0.4%
Anheuser-Busch InBev SA	420,829	42,446,911

Brazil — 0.5%
Azul SA, ADR(a)(b)	1,832,500	29,979,700
Banco do Brasil SA(a)	11,723	86,053
Banco Santander Brasil SA	6,359	47,991
Hapvida Participacoes e Investimentos SA(a)(c)	752,034	5,733,756
JBS SA	48,941	116,173
Notre Dame Intermedica Participacoes SA(a)	1,793,904	10,020,776
Petroleo Brasileiro SA(a)	1,691	8,464
Suzano Papel e Celulose SA	2,020	23,308
Vale SA(a)	5,676	72,316

		46,088,537
Canada — 0.7%
Bank of Nova Scotia (The)	1,716	97,166
Canadian Natural Resources Ltd.	3,772	136,144
Enbridge, Inc.	443,303	15,848,508
Encana Corp.	2,903,346	37,888,665
Husky Energy, Inc.	10,131	157,901
Imperial Oil Ltd.	1,859	61,795
Manulife Financial Corp.	4,321	77,634
Royal Bank of Canada	5,162	388,686
Suncor Energy, Inc.	4,209	171,286
Teck Resources Ltd., Class B	8,238	209,858
Toronto-Dominion Bank (The)	1,673	96,831
TransCanada Corp.(b)	388,596	16,813,099

		71,947,573
China — 1.3%
Agile Group Holdings Ltd.	24,000	40,835
Agricultural Bank of China Ltd., Class H	204,000	95,213
Alibaba Group Holding Ltd., ADR(a)(b)	309,495	57,420,607
Autohome, Inc., ADR	52	5,252
BAIC Motor Corp. Ltd., Class H(a)(c)	110,000	104,697
Bank of China Ltd., Class H	184,000	91,250
Beijing Capital International Airport Co. Ltd., Class H	144,000	151,262
China Communications Services Corp. Ltd., Class H	186,000	117,537
China Construction Bank Corp., Class H(a)	213,000	194,904
China Mobile Ltd.	21,000	186,332
China National Building Material Co. Ltd., Class H	46,000	45,276
China Resources Gas Group Ltd.	14,000	60,525
China Resources Power Holdings Co. Ltd.	36,000	63,267
CITIC Ltd.	26,000	36,575
CNOOC Ltd.	144,000	246,751
Country Garden Holdings Co. Ltd.	30,000	52,590
Country Garden Services Holdings Co. Ltd.(a)	6,321	8,105
Dongfeng Motor Group Co. Ltd., Class H	112,000	118,050
Fosun International Ltd.	28,500	53,380
Guangzhou Automobile Group Co. Ltd., Class H	78,400	76,276
Industrial & Commercial Bank of China Ltd., Class H	203,000	151,406
Momo, Inc., ADR(a)	729	31,711

Security	Shares	Value
China (continued)
New Oriental Education & Technology Group, Inc., ADR	1,960	$185,534
PICC Property & Casualty Co. Ltd., Class H	33,000	35,492
Ping An Healthcare and Technology Co. Ltd. (Acquired 05/03/18, cost $12,198,634)(a)(c)(d)(e)	1,729,470	10,638,568
Shimao Property Holdings Ltd.	6,500	16,947
SINA Corp.(a)	2,446	207,152
Tencent Holdings Ltd.	1,237,300	62,131,518
Want Want China Holdings Ltd.	3,976,000	3,535,570
Yum China Holdings, Inc.	1,284	49,383
Zhejiang Expressway Co. Ltd., Class H	128,000	113,996

		136,265,961
Czech Republic — 0.0%
CEZ A/S(b)	194,193	4,601,062

Denmark — 0.0%
Carlsberg A/S, Class B	623	73,301
Danske Bank A/S	4,149	129,258
Novo Nordisk A/S, Class B	291	13,441

		216,000
Finland — 0.0%
Nokia OYJ	46,947	269,282

France — 2.5%
AXA SA	812,915	19,862,585
BNP Paribas SA	3,166	195,839
Cie de Saint-Gobain	6,628	295,244
Cie Generale des Etablissements Michelin SCA	779	94,242
Credit Agricole SA	5,109	67,809
Danone SA	941,291	68,726,006
Dassault Aviation SA	11,027	20,967,457
Eiffage SA	20,504	2,227,626
Engie SA	10,899	166,717
L’Oreal SA	43	10,601
Safran SA	545,811	66,100,388
Sanofi	2,989	239,896
Societe Generale SA	3,137	131,848
Sodexo SA	377,900	37,723,541
TOTAL SA	1,233	74,875
TOTAL SA, ADR	16,458	996,696
Unibail-Rodamco-Westfield	152,534	33,586,262

		251,467,632
Germany — 1.5%
adidas AG	642	139,775
Allianz SE (Registered)	556	114,566
BASF SE	1,150	109,789
Bayer AG (Registered)	676,133	74,255,365
Deutsche Post AG (Registered)	4,963	161,250
Evonik Industries AG	232	7,938
Fresenius Medical Care AG & Co. KGaA	1,318	132,711
Fresenius SE & Co. KGaA	949,568	76,026,872
GEA Group AG(b)	117,525	3,958,032
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	240	50,458
SAP SE	3,197	368,991
Siemens Healthineers AG(a)(c)	2,135	87,980

		155,413,727
Hong Kong — 0.8%
CK Infrastructure Holdings Ltd.	359,500	2,661,280
CLP Holdings Ltd.	418,500	4,507,827
Galaxy Entertainment Group Ltd.	20,000	154,169
Hang Lung Properties Ltd.	1,372,000	2,818,191
HKT Trust & HKT Ltd.(f)	2,032,000	2,592,048

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hong Kong (continued)
Hong Kong Exchanges & Clearing Ltd.	2,700	$80,804
I-CABLE Communications Ltd.(a)	379,342	5,922
Jardine Matheson Holdings Ltd.	77,900	4,908,731
Link REIT	473,000	4,313,471
Power Assets Holdings Ltd.	334,500	2,338,550
Sino Land Co. Ltd.	1,416,000	2,300,960
Sun Hung Kai Properties Ltd.	2,934,083	44,204,713
Swire Pacific Ltd., Class A	323,000	3,414,061
WH Group Ltd.(c)	189,000	152,936
Wharf Holdings Ltd. (The)	592,000	1,895,775
Wharf Real Estate Investment Co. Ltd.	469,000	3,330,256

		79,679,694
India — 1.5%
Aurobindo Pharma Ltd.	5,941	52,680
Coal India Ltd.	818,840	3,159,817
GAIL India Ltd.	10,149	50,441
HCL Technologies Ltd.	5,819	78,627
Hero MotoCorp Ltd.	84,337	4,276,302
Hindustan Petroleum Corp. Ltd.	52,445	199,013
Hindustan Unilever Ltd.	8,572	205,305
Housing Development Finance Corp. Ltd.	1,101,757	30,699,998
Indian Oil Corp. Ltd.	28,603	65,329
Infosys Ltd.	502	9,624
Kotak Mahindra Bank Ltd.	1,178,697	23,132,593
Maruti Suzuki India Ltd.	108,150	13,938,631
Oil & Natural Gas Corp. Ltd.	1,101,484	2,546,537
Reliance Industries Ltd.	3,424,696	48,657,854
State Bank of India(a)	2,414,376	9,153,078
Tata Motors Ltd.(a)	2,233	8,778
Titan Co. Ltd.	2,008	25,759
Vedanta Ltd.	11,645	40,186
Yes Bank Ltd.	2,252,396	11,192,232

		147,492,784
Indonesia — 0.1%
Siloam International Hospitals Tbk. PT(a)	15,052,742	5,485,025

Israel — 0.0%
Check Point Software Technologies Ltd.(a)	1,095	106,960

Italy — 0.9%
Atlantia SpA	633	18,662
Ei Towers SpA	300,933	16,640,190
Enel SpA	4,173,245	23,124,709
Eni SpA	6,189	114,753
Intesa Sanpaolo SpA(b)	15,616	45,181
Luxottica Group SpA	439,421	28,292,446
RAI Way SpA(c)	2,096,261	9,811,053
Snam SpA(b)	348,869	1,453,878
Telecom Italia SpA(a)	15,116,218	11,199,327
Telecom Italia SpA(b)	805,191	524,000
UniCredit SpA	5,973	98,999

		91,323,198
Japan — 8.4%
Aisin Seiki Co. Ltd.	230,939	10,515,244
Ajinomoto Co., Inc.	1,320,300	24,992,060
Alfresa Holdings Corp.	102,900	2,416,329
Alpine Electronics, Inc.	72,900	1,503,206
Asahi Glass Co. Ltd.	300	11,669
Asahi Kasei Corp.	1,281,100	16,246,206
Astellas Pharma, Inc.	2,782,365	42,343,654
Bridgestone Corp.	706,432	27,595,251
Canon Marketing Japan, Inc.	87,100	1,814,192
COMSYS Holdings Corp.	104,800	2,773,755

Security	Shares	Value
Japan (continued)
Daicel Corp.	390,100	$4,309,380
Daikin Industries Ltd.	133,500	15,954,998
Daiwa House Industry Co. Ltd.	3,900	132,685
Denso Corp.	547,120	26,696,301
Dowa Holdings Co. Ltd.	49,400	1,520,927
East Japan Railway Co.	557,051	53,346,213
Eisai Co. Ltd.	800	56,312
Exedy Corp.	60,900	1,884,934
Fujitsu Ltd.	30,000	181,545
GS Yuasa Corp.(b)	418,000	1,903,207
Hino Motors Ltd.	181,800	1,938,584
Hitachi Chemical Co. Ltd.	135,500	2,727,831
Hitachi Ltd.	44,000	309,979
Hoya Corp.	633,474	35,936,339
Inpex Corp.	4,100	42,582
Japan Airlines Co. Ltd.	1,270,500	45,015,180
Japan Aviation Electronics Industry Ltd.	123,000	1,934,730
Japan Post Holdings Co. Ltd.	7,300	79,890
JFE Holdings, Inc.	3,700	69,884
Kajima Corp.	8,000	61,813
Kamigumi Co. Ltd.	95,000	1,971,805
Kansai Electric Power Co., Inc. (The)	2,400	35,002
Kao Corp.	700	53,355
KDDI Corp.	140,200	3,833,757
Keyence Corp.	7,800	4,399,313
Kinden Corp.	311,600	5,082,053
Kintetsu Group Holdings Co. Ltd.	1,900	77,473
Kirin Holdings Co. Ltd.	2,200	58,971
Koito Manufacturing Co. Ltd.	214,000	14,135,366
Kuraray Co. Ltd.	131,000	1,801,699
Kyudenko Corp.(b)	51,700	2,491,423
Mabuchi Motor Co. Ltd.	75,300	3,573,949
Maeda Road Construction Co. Ltd.	126,000	2,391,857
Medipal Holdings Corp.	117,900	2,368,288
Mitsubishi Chemical Holdings Corp.	7,500	62,631
Mitsubishi Electric Corp.	3,690,200	48,961,270
Mitsubishi Heavy Industries Ltd.	500	18,176
Mitsubishi Tanabe Pharma Corp.	4,600	79,420
Mitsubishi UFJ Financial Group, Inc.	20,000	113,298
MS&AD Insurance Group Holdings, Inc.	2,500	77,646
Murata Manufacturing Co. Ltd.	382,428	64,200,642
Nichias Corp.	133,000	1,663,203
Nippo Corp.	123,000	2,238,645
Nippon Telegraph & Telephone Corp.	74,260	3,373,484
Nippon Television Holdings, Inc.	237,700	4,006,394
Nitto Denko Corp.	704,400	53,180,377
Nomura Holdings, Inc.	13,600	65,811
Okumura Corp.(b)	116,050	3,777,462
Olympus Corp.	2,600	97,260
Oracle Corp.	2,300	187,462
Otsuka Holdings Co. Ltd.	41,900	2,026,817
Panasonic Corp.	7,500	101,133
Rakuten, Inc.	19,100	128,919
Resona Holdings, Inc.	25,800	137,508
Rohm Co. Ltd.	283,953	23,728,391
Seino Holdings Co. Ltd.	134,500	2,380,002
Seven & i Holdings Co. Ltd.	36,900	1,609,419
Shimamura Co. Ltd.	18,500	1,626,482
Shin-Etsu Chemical Co. Ltd.	473,434	42,073,346
Shionogi & Co. Ltd.	5,400	277,095
Sony Corp.	4,300	220,222
Stanley Electric Co. Ltd.	61,800	2,104,294
Subaru Corp.	1,646,964	47,901,971

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Sumitomo Chemical Co. Ltd.	4,000	$22,623
Sumitomo Mitsui Financial Group, Inc.	547	21,336
Suzuken Co. Ltd.	52,200	2,207,508
Suzuki Motor Corp.	913,589	50,346,171
T&D Holdings, Inc.	500	7,499
Taisei Corp.	2,700	148,687
Takeda Pharmaceutical Co. Ltd.	1,800	75,723
Toagosei Co. Ltd.	128,900	1,487,419
Toda Corp.	568,896	4,940,379
Toho Co. Ltd.	78,800	2,639,329
Tokio Marine Holdings, Inc.	369,623	17,292,164
Tokyo Gas Co. Ltd.	1,310,014	34,783,853
Tokyo Steel Manufacturing Co. Ltd.	359,900	3,192,875
Toray Industries, Inc.	1,405,400	11,092,630
Toshiba Corp.(a)	19,000	57,039
Toyota Industries Corp.	530,377	29,688,265
TV Asahi Holdings Corp.	172,900	3,792,801
Ube Industries Ltd.	693,934	18,018,221
Unicharm Corp.	3,200	96,206
West Japan Railway Co.	200	14,725
Yakult Honsha Co. Ltd.	500	33,430
Yamato Kogyo Co. Ltd.(b)	73,400	2,214,224

		855,181,078
Luxembourg — 0.0%
ArcelorMittal	883	25,762

Macau — 0.0%
Sands China Ltd.	6,000	31,988

Malaysia — 0.0%
Malaysia Airports Holdings Bhd.	673,600	1,467,424

Mexico — 0.0%
Cemex SAB de CV(a)	379,272	249,598
Grupo Financiero Banorte SAB de CV, Class O	11,266	66,245

		315,843
Netherlands — 2.4%
ABN AMRO Group NV, CVA(b)(c)	898,430	23,235,012
ING Groep NV	2,769,111	39,749,270
Koninklijke Ahold Delhaize NV	2,957	70,606
Koninklijke DSM NV	1,169	116,946
Koninklijke Philips NV	2,092,402	88,650,834
Royal Dutch Shell plc, Class A	1,485,443	51,551,048
Royal Dutch Shell plc, Class B	10,955	392,332
Royal Dutch Shell plc, ADR, Class A(b)	596,656	41,306,495

		245,072,543
Norway — 0.0%
DNB ASA	3,566	69,441

Poland — 0.0%
LPP SA	9	20,301
PGE Polska Grupa Energetyczna SA(a)	54,010	134,217
Polski Koncern Naftowy ORLEN SA	3,699	82,847

		237,365
Portugal — 0.1%
Jeronimo Martins SGPS SA	101,310	1,459,319
NOS SGPS SA	1,343,082	7,346,322

		8,805,641
Singapore — 0.2%
CapitaLand Ltd.	7,377,850	17,076,038
ComfortDelGro Corp. Ltd.	1,679,500	2,890,392
Genting Singapore Ltd.	288,100	257,968
Singapore Telecommunications Ltd.	1,673,800	3,779,101

		24,003,499

Security	Shares	Value
South Africa — 0.0%
Anglo American plc	3,395	$75,372
Kumba Iron Ore Ltd.	488	10,445
MTN Group Ltd.	4,118	32,392
Tiger Brands Ltd.	6,602	159,450

		277,659
South Korea — 0.7%
Coway Co. Ltd.	40,596	3,154,431
Doosan Bobcat, Inc.	503,116	14,446,872
Hana Financial Group, Inc.	2,768	106,293
Hyundai Mobis Co. Ltd.	69	13,124
Industrial Bank of Korea	7,676	105,865
KT&G Corp.	226,115	21,726,243
LG Chem Ltd.(b)	15,076	4,512,375
LG Display Co. Ltd.	631	10,352
Lotte Chemical Corp.	130	40,525
POSCO	16,301	4,809,772
Samsung Electronics Co. Ltd.	562,335	23,555,978
Shinhan Financial Group Co. Ltd.	275	10,648
SK Hynix, Inc.	1,862	142,926
SK Innovation Co. Ltd.	384	69,553
SK Telecom Co. Ltd.	16,304	3,407,692
Woori Bank	3,929	57,307

		76,169,956
Spain — 0.3%
Aena SME SA(c)	1,729	313,030
Amadeus IT Group SA	419	32,947
Banco Bilbao Vizcaya Argentaria SA	13,800	97,326
CaixaBank SA	37,750	162,487
Cellnex Telecom SA(b)(c)	1,257,887	31,625,127
Repsol SA	5,569	108,702

		32,339,619
Sweden — 0.0%
Essity AB, Class B	6,575	161,755
Sandvik AB	7,516	132,740
Skandinaviska Enskilda Banken AB, Class A	17,221	162,986
Volvo AB, Class B	18,568	295,104

		752,585
Switzerland — 1.1%
Cie Financiere Richemont SA (Registered)	454	38,379
Glencore plc(a)	8,083	38,376
Nestle SA (Registered)	781,584	60,573,424
Novartis AG (Registered)	1,883	142,639
Roche Holding AG	2,092	464,127
SGS SA (Registered)	26	69,087
Swatch Group AG (The)	17	8,048
Swatch Group AG (The) (Registered)	2,231	192,640
UBS Group AG (Registered)(a)	3,492,960	53,548,343

		115,075,063
Taiwan — 0.8%
Catcher Technology Co. Ltd.	1,000	11,165
Cathay Financial Holding Co. Ltd.	2,326,000	4,097,024
Cheng Shin Rubber Industry Co. Ltd.	1,312,323	1,973,880
Chunghwa Telecom Co. Ltd.	5,502,000	19,828,276
CTBC Financial Holding Co. Ltd.	25,000	17,963
Far EasTone Telecommunications Co. Ltd.(a)	3,428,000	8,855,087
Formosa Chemicals & Fibre Corp.	944,000	3,756,469
Formosa Petrochemical Corp.(a)	673,000	2,699,996
Formosa Plastics Corp.	982,000	3,618,963
Fubon Financial Holding Co. Ltd.	2,590,000	4,333,372
Hon Hai Precision Industry Co. Ltd.(a)	1,536,200	4,186,249
Nan Ya Plastics Corp.	1,232,000	3,518,786

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Taiwan (continued)
Nanya Technology Corp.	29,000	$78,720
Taiwan Cooperative Financial Holding Co. Ltd.	42,000	24,574
Taiwan Mobile Co. Ltd.	2,831,000	10,256,341
Taiwan Semiconductor Manufacturing Co. Ltd.	621,000	4,409,770
Uni-President Enterprises Corp.	2,301,000	5,832,630

		77,499,265
Thailand — 0.2%
Advanced Info Service PCL	910,500	5,081,475
Intouch Holdings PCL, Class F	2,284,600	3,689,597
PTT Global Chemical PCL	1,915,300	4,216,070
Siam Cement PCL (The)	282,400	3,526,135
Thai Oil PCL	1,022,400	2,396,776

		18,910,053
Turkey — 0.0%
BIM Birlesik Magazalar A/S	3,239	47,303
Eregli Demir ve Celik Fabrikalari TAS	8,167	18,113
Turk Hava Yollari AO(a)	26,135	77,078

		142,494
United Arab Emirates — 0.5%
NMC Health plc	1,051,788	49,505,301

United Kingdom — 1.5%
Aviva plc	7,114	47,202
Barclays plc	12,569	31,067
Berkeley Group Holdings plc	35,397	1,763,231
BP plc	28,278	215,154
Diageo plc	1,515	54,428
Experian plc	735	18,131
GlaxoSmithKline plc	13,621	274,612
GW Pharmaceuticals plc, ADR(a)(b)	46,948	6,551,124
HSBC Holdings plc	4,776,860	44,636,656
Imperial Brands plc	3,118	115,797
Legal & General Group plc	44,110	154,290
Liberty Global plc, Class A(a)	626,045	17,241,279
Lloyds Banking Group plc	375,513	311,570
Prudential plc	1,348	30,729
RELX plc	608	12,984
SSE plc	1,165	20,796
Unilever NV, CVA	2,774	154,559
Unilever plc	1,900	104,957
Vodafone Group plc	27,500,988	66,615,409
Vodafone Group plc, ADR(b)	499,896	12,152,472

		150,506,447
United States — 31.3%
AbbVie, Inc.	21,218	1,965,848
Acadia Healthcare Co., Inc.(a)(b)	442,659	18,109,180
Accenture plc, Class A	13,280	2,172,475
Activision Blizzard, Inc.	548	41,823
Adobe Systems, Inc.(a)	11,759	2,866,962
Aetna, Inc.	11,858	2,175,943
Agilent Technologies, Inc.	1,586	98,078
Air Products & Chemicals, Inc.	421,850	65,694,701
Allergan plc	1,207	201,231
Alliance Data Systems Corp.	2,297	535,660
Allstate Corp. (The)	1,637	149,409
Ally Financial, Inc.	27,785	729,912
Alphabet, Inc., Class A(a)	516	582,662
Alphabet, Inc., Class C(a)	98,826	110,255,227
Altria Group, Inc.	739,201	41,979,225
Amazon.com, Inc.(a)(g)	67,728	115,124,054
Amdocs Ltd.	27,552	1,823,667
American Express Co.	94	9,212
American International Group, Inc.	154	8,165

Security	Shares	Value
United States (continued)
American Tower Corp.	15,720	$2,266,352
Ameriprise Financial, Inc.	8,194	1,146,177
AmerisourceBergen Corp.	205	17,480
Amgen, Inc.	12,354	2,280,425
Anadarko Petroleum Corp.	1,251,899	91,701,602
Anthem, Inc.	326,348	77,680,614
Aon plc	626	85,868
Apple, Inc.	1,161,823	215,065,056
Applied Materials, Inc.	3,459	159,771
AT&T, Inc.	5,650	181,422
Automatic Data Processing, Inc.	1,236	165,797
AutoZone, Inc.(a)	137	91,917
Bank of America Corp.	3,086,243	87,001,190
Bank of New York Mellon Corp. (The)	16,137	870,268
Baxter International, Inc.(b)	59,874	4,421,096
BB&T Corp.	197	9,937
Berkshire Hathaway, Inc., Class B(a)	25,044	4,674,463
Biogen, Inc.(a)	48,493	14,074,608
Boeing Co. (The)	8,279	2,777,687
Booking Holdings, Inc.(a)	69	139,869
Boston Scientific Corp.(a)	2,705	88,454
Bristol-Myers Squibb Co.	5,003	276,866
Broadcom, Inc.	148	35,911
CA, Inc.	4,049	144,347
Capital One Financial Corp.	14,213	1,306,175
Cardinal Health, Inc.	822	40,138
Carnival Corp.	3,587	205,571
Caterpillar, Inc.	5,269	714,845
Celgene Corp.(a)	1,794	142,480
Charles Schwab Corp. (The)	1,176,652	60,126,917
Charter Communications, Inc., Class A(a)	254,380	74,586,760
Chevron Corp.	9,147	1,156,455
Chubb Ltd.	204,285	25,948,281
Cigna Corp.	1,635	277,868
Cisco Systems, Inc.	10,410	447,942
Citigroup, Inc.	790,367	52,891,360
Cloudera, Inc.(a)	1,593,528	21,735,722
CME Group, Inc.	603	98,844
Coca-Cola Co. (The)	3,567	156,449
Cognizant Technology Solutions Corp., Class A	2,799	221,093
Colgate-Palmolive Co.	39,573	2,564,726
Comcast Corp., Class A	3,428,813	112,499,355
Conagra Brands, Inc.	8,184	292,414
ConocoPhillips	5,742	399,758
Constellation Brands, Inc., Class A	9,039	1,978,366
Corning, Inc.	6,024	165,720
Costco Wholesale Corp.	4,050	846,369
Crown Holdings, Inc.(a)	19,636	878,907
CSX Corp.	7,381	470,760
Cummins, Inc.	830	110,390
CVS Health Corp.(b)	1,061,497	68,307,332
Danaher Corp.	935	92,266
Dave & Buster’s Entertainment, Inc.(a)	204,379	9,728,440
Dell Technologies, Inc., Class V(a)	2,097	177,364
Delta Air Lines, Inc.	16,862	835,344
Discover Financial Services	21,988	1,548,175
DISH Network Corp., Class A(a)	89,350	3,003,054
Dollar General Corp.	52,952	5,221,067
Domo, Inc., Class B(a)	338,616	9,244,217
Domo, Inc., Class B (Acquired 04/01/15-04/12/17, cost $23,596,895)(a)(d)(e)	186,575	4,839,757
DowDuPont, Inc.	1,428,100	94,140,352
Dropbox, Inc. Class A (Acquired 01/24/14, cost $28,835,783)(a)(d)(e)	1,006,421	31,885,442

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
DXC Technology Co.	1,040	$83,834
Eaton Corp. plc	385	28,775
eBay, Inc.(a)	12,864	466,449
Edgewell Personal Care Co.(a)(b)	473,472	23,891,397
Edwards Lifesciences Corp.(a)	3,406	495,811
Electronic Arts, Inc.(a)	13,888	1,958,486
Emerson Electric Co.	445	30,767
Entergy Corp.	830	67,056
Equity Residential	1,926	122,667
Expedia Group, Inc.	3,082	370,426
Express Scripts Holding Co.(a)	3,506	270,698
Exxon Mobil Corp.	267,597	22,138,300
Facebook, Inc., Class A(a)	895,435	174,000,929
Fieldwood Energy, Inc.(a)(e)	86,636	3,162,214
Fifth Third Bancorp	543,929	15,610,762
FleetCor Technologies, Inc.(a)	231,282	48,719,553
Ford Motor Co.	4,252	47,070
Fortune Brands Home & Security, Inc.	40,260	2,161,559
Franklin Resources, Inc.	950	30,448
Freeport-McMoRan, Inc.	3,937	67,953
General Dynamics Corp.	4,327	806,596
General Electric Co.(b)	1,237,485	16,842,171
General Mills, Inc.	3,013	133,355
General Motors Co.	3,720	146,568
Gilead Sciences, Inc.	791,185	56,047,545
Global Payments, Inc.(b)	44,026	4,908,459
Goldman Sachs Group, Inc. (The)	7,034	1,551,489
Halliburton Co.	2,606	117,426
Hartford Financial Services Group, Inc. (The)(b)	57,587	2,944,423
HCA Healthcare, Inc.	463,463	47,551,304
Helmerich & Payne, Inc.(b)	15,048	959,461
Hewlett Packard Enterprise Co.	10,013	146,290
Hilton Worldwide Holdings, Inc.	556	44,013
Home Depot, Inc. (The)	14,981	2,922,793
HP, Inc.	13,381	303,615
Humana, Inc.	377	112,207
Huntsman Corp.	22,829	666,607
Hyatt Hotels Corp., Class A	3,842	296,410
Illinois Tool Works, Inc.	3,967	549,588
Ingersoll-Rand plc	1,832	164,385
Intel Corp.	42,158	2,095,674
International Business Machines Corp.	242,389	33,861,743
International Paper Co.	19,680	1,024,934
Intuit, Inc.	11,887	2,428,574
Intuitive Surgical, Inc.(a)	342	163,640
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(d)(e)	333,860	3
Johnson & Johnson	371,255	45,048,082
JPMorgan Chase & Co.	245,699	25,601,836
Kimberly-Clark Corp.	1,178	124,091
Kinder Morgan, Inc.	7,645	135,087
KLA-Tencor Corp.	14,265	1,462,590
Kohl’s Corp.	13,590	990,711
Lam Research Corp.	1,029	177,863
Las Vegas Sands Corp.	4,614	352,325
Lear Corp.	8,124	1,509,520
Liberty Broadband Corp., Class A(a)	65,154	4,928,248
Liberty Broadband Corp., Class C(a)	275,079	20,828,982
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	233,636	10,525,302
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	384,586	17,444,821
Lockheed Martin Corp.	317	93,651
Lookout, Inc. Series F (Acquired 03/04/15, cost $936,169)(a)(d)(e)	81,954	16,391
Lowe’s Cos., Inc.	54,514	5,209,903

Security	Shares	Value
United States (continued)
M&T Bank Corp.	351	$59,723
Marathon Petroleum Corp.	35,729	2,506,747
Marsh & McLennan Cos., Inc.	328,694	26,943,047
Masco Corp.	49,548	1,854,086
Mastercard, Inc., Class A	29,296	5,757,250
McDonald’s Corp.	7,563	1,185,046
McKesson Corp.	5,866	782,524
Medtronic plc	38,920	3,331,941
Merck & Co., Inc.	53,889	3,271,062
MetLife, Inc.	103,015	4,491,454
MGM Resorts International	1,162,797	33,755,997
Micron Technology, Inc.(a)	21,066	1,104,701
Microsoft Corp.	1,889,883	186,361,363
Mohawk Industries, Inc.(a)	230,923	49,479,871
Mondelez International, Inc., Class A	72,423	2,969,343
Morgan Stanley	1,332,168	63,144,763
NextEra Energy Partners LP(b)	343,194	16,016,864
NextEra Energy, Inc.	323,297	54,000,298
NIKE, Inc., Class B	549	43,744
Norfolk Southern Corp.	406	61,253
Northrop Grumman Corp.	11,457	3,525,319
NVIDIA Corp.	608	144,035
Occidental Petroleum Corp.	1,276	106,776
Oracle Corp.(b)	78,767	3,470,474
O’Reilly Automotive, Inc.(a)(b)	96,043	26,274,484
PACCAR, Inc.	616	38,167
Packaging Corp. of America	12,737	1,423,869
Paychex, Inc.	456	31,168
PepsiCo, Inc.	37,494	4,081,972
Perspecta, Inc.	486	9,987
Pfizer, Inc.	2,029,456	73,628,664
PG&E Corp.	1,894	80,609
Philip Morris International, Inc.	2,932	236,730
Phillips 66	15,116	1,697,678
Pioneer Natural Resources Co.	72,530	13,725,577
Procter & Gamble Co. (The)	760,424	59,358,697
Progressive Corp. (The)	180	10,647
Prologis, Inc.	2,679	175,984
Prudential Financial, Inc.	11,860	1,109,029
Pure Storage, Inc., Class A(a)	1,150,854	27,482,394
PVH Corp.	6,054	906,405
QUALCOMM, Inc.	1,187,813	66,660,066
Raytheon Co.	17,309	3,343,753
Red Hat, Inc.(a)	163	21,902
Reinsurance Group of America, Inc.	9,407	1,255,646
Republic Services, Inc.	248	16,953
Rockwell Automation, Inc.	3,774	627,352
Ross Stores, Inc.	12,032	1,019,712
Royal Caribbean Cruises Ltd.	8,115	840,714
Schlumberger Ltd.	220,124	14,754,912
Sempra Energy	186,329	21,634,660
Snap, Inc., Class A(a)(b)	1,369,765	17,930,224
St Joe Co. (The)(a)	683,172	12,262,937
State Street Corp.	8,674	807,463
Stryker Corp.	22,558	3,809,144
SunTrust Banks, Inc.(b)	560,974	37,035,504
Symantec Corp.	2,006	41,424
Sysco Corp.	6,082	415,340
Target Corp.	4,109	312,777
Tenet Healthcare Corp.(a)	763,907	25,644,358
TESARO, Inc.(a)(b)	148,293	6,594,590
Texas Instruments, Inc.	2,157	237,809
Thermo Fisher Scientific, Inc.	12,435	2,575,786

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares		Value
United States (continued)
Travelers Cos., Inc. (The)		31,833	$3,894,449
Union Pacific Corp.		814	115,328
United Continental Holdings, Inc.(a)		633,456	44,170,887
United Rentals, Inc.(a)		11,147	1,645,520
UnitedHealth Group, Inc.		24,725	6,066,032
Valero Energy Corp.		27,921	3,094,484
VeriSign, Inc.(a)		16,996	2,335,590
Verizon Communications, Inc.		60,944	3,066,093
VF Corp.		3,424	279,125
Visa, Inc., Class A		41,279	5,467,404
Vistra Energy Corp.(a)		210,970	4,991,550
VMware, Inc., Class A(a)		1,858	273,070
Vornado Realty Trust		1,714	126,699
Walgreens Boots Alliance, Inc.		2,808	168,522
Walmart, Inc.		71,431	6,118,065
Walt Disney Co. (The)		7,899	827,894
Waste Management, Inc.		2,962	240,929
Wells Fargo & Co.		477,593	26,477,756
Western Digital Corp.		146,203	11,317,574
Weyerhaeuser Co.		5,153	187,878
Williams Cos., Inc. (The)		3,271,013	88,677,162
Wyndham Destinations, Inc.		17,042	754,449
Wyndham Hotels & Resorts, Inc.		11,929	701,783
Yum! Brands, Inc.		3,989	312,020
Zynga, Inc., Class A(a)		3,848,743	15,664,384

			3,183,588,331

Total Common Stocks — 57.7% (Cost: $5,218,534,974)			5,873,792,860

	Par (000)
Corporate Bonds — 2.4%

Australia — 0.2%
Quintis Ltd.(h):
(Acquired 05/29/18, cost $2,167,000), 14.00%, 09/30/18(a)(d)(e)	USD	2,167	2,167,000
8.75%, 08/01/23(a)(c)		28,698	20,250,543
(Acquired 11/13/17, cost $2,077,220), 14.00%, 05/31/19(a)(d)(e)		2,323	2,294,554

			24,712,097
Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		4,440	4,412,582
4.00%, 04/13/28		7,315	7,298,010

			11,710,592
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 04/25/25(c)		5,283	1,822,635

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(c)(h)		7,809	195,219

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(h)(i)(j)		4,800	48,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(c)		8,441	7,949,704

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(c)(j)	EUR	14,900	18,618,235

Security	Shares		Value
India — 0.0%
REI Agro Ltd.(a)(e)(h)(j):
5.50%, 11/13/14(c)	USD	6,148	$1
5.50%, 11/13/14		2,291	—

			1
Italy — 0.0%
Telecom Italia SpA, 5.30%, 05/30/24(c)		4,459	4,397,689

Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		6,671	6,620,967
8.00%, 02/15/24(c)		2,264	2,377,200

			8,998,167
Netherlands — 0.0%
Cooperatieve Rabobank UA, 3.95%, 11/09/22		2,236	2,214,372

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(c)(j)	SGD	8,750	6,365,826

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(c)	USD	5,294	5,257,006

Turkey — 0.0%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(e)(h)(j)		21,400	4,868,500

United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17(a)(c)(h)(l)		17,922	16,219,274

United States — 1.3%
AbbVie, Inc., 2.90%, 11/06/22		6,988	6,780,948
AliphCom (Acquired 04/27/15-07/21/15, cost $44,105,789), 15.00%, 04/28/20(a)(d)(e)(h)(j)		44,575	4
AliphCom (Acquired 11/11/15, cost $3,000,000), 15.00%, 04/28/20(a)(d)(e)(h)(j)		3,000	—
Allergan Funding SCS, 3.45%, 03/15/22		6,938	6,826,907
Allergan Sales LLC, 5.00%, 12/15/21(c)		3,723	3,851,989
Ally Financial, Inc., 3.50%, 01/27/19		5,076	5,069,655
Amgen, Inc., 1.85%, 08/19/21		1,391	1,332,301
Apple, Inc.:
3.35%, 02/09/27		12,762	12,462,053
3.20%, 05/11/27		12,263	11,827,331
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(k)		3,214	3,150,666
4.00%, 01/22/25		4,152	4,098,657
Becton Dickinson and Co.:
3.13%, 11/08/21		7,085	6,982,221
2.89%, 06/06/22		5,840	5,648,643
3.36%, 06/06/24		3,461	3,324,583
Citigroup, Inc., 2.45%, 01/10/20		7,108	7,028,172
CVS Health Corp., 3.70%, 03/09/23		29,065	28,917,609
eBay, Inc., 2.75%, 01/30/23		4,090	3,940,311
Edgewell Personal Care Co.:
4.70%, 05/19/21		3,708	3,698,730
4.70%, 05/24/22		3,820	3,734,050
General Motors Financial Co., Inc., 3.45%, 04/10/22		3,200	3,144,394
Hughes Satellite Systems Corp., 7.63%, 06/15/21		1,337	1,422,234
Santander Holdings USA, Inc., 3.70%, 03/28/22		2,205	2,172,553
Sherwin-Williams Co. (The), 2.25%, 05/15/20		1,395	1,371,826
Synchrony Financial, 3.75%, 08/15/21		2,199	2,196,719

			128,982,556

Total Corporate Bonds — 2.4% (Cost: $339,421,835)			242,359,873

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)			Value
Floating Rate Loan Interests — 0.2%(l)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 04/11/23	USD	2,958		$2,857,328
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.34%, 04/11/22		2,191		2,192,514
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.84%, 10/25/23		12,543		12,537,604

				17,587,446

Total Floating Rate Loan Interests — 0.2% (Cost: $15,519,431)				17,587,446

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, (LIBOR USD 3 Month + 3.65%), 5.98%, 03/11/22(k)		4,493		4,796,277

Total Foreign Agency Obligations — 0.0% (Cost: $4,552,873)				4,796,277

Foreign Government Obligations — 5.8%

Argentina — 0.8%
Republic of Argentina:
3.38%, 01/15/23	EUR	8,765		9,263,369
7.50%, 04/22/26	USD	18,053		16,653,892
6.88%, 01/26/27		12,979		11,421,520
5.88%, 01/11/28		23,191		18,842,688
5.25%, 01/15/28	EUR	1,388		1,385,875
7.82%, 12/31/33		17,809		20,699,536

				78,266,880
Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	31,299		22,697,089

Brazil — 0.2%
Federative Republic of Brazil, 10.00%, 01/01/23	BRL	62		14,840,892

Canada — 0.9%
Canadian Government Bond:
0.50%, 08/01/18	CAD	100,081		76,082,571
0.75%, 03/01/21		24,582		18,104,087

				94,186,658
Germany — 2.2%
Federal Republic of Germany:
0.00%, 08/15/26	EUR	45,299		52,351,717
0.50%, 02/15/28		142,136		168,992,103

				221,343,820
Japan — 0.6%
Government of Japan (2 year), 0.10%, 10/15/18	JPY	7,006,100		63,322,260

Mexico — 0.9%
United Mexican States:
8.50%, 12/13/18	MXN	7,061		35,622,929
6.50%, 06/10/21		4,970		24,226,568
6.50%, 06/09/22		6,978		33,702,809

				93,552,306
United Kingdom — 0.0%
U.K. Treasury Bonds, 2.00%, 09/07/25	GBP	—	(m)	1

Total Foreign Government Obligations — 5.8% (Cost: $609,708,254)				588,209,906

Security	Shares		Value
Investment Companies — 2.6%(a)(n)
iShares Gold Trust(t)		5,628,395	$67,653,308
SPDR Gold Shares(g)		1,665,412	197,601,134

Total Investment Companies — 2.6% (Cost: $274,840,322)			265,254,442

	Par (000)
Preferred Securities — 2.3%

Capital Trusts — 1.0%
Netherlands — 0.0%
ING Groep NV, 6.00%(l)(o)	USD	3,944	3,925,069

United Kingdom — 0.4%(l)(o)
HSBC Holdings plc, 6.37%		14,266	14,111,785
Lloyds Bank plc, 13.00%	GBP	8,180	19,047,590

			33,159,375
United States — 0.6%
American Express Co., Series C, 4.90%(l)(o)	USD	5,135	5,150,405
Citigroup, Inc.(l)(o)
Series O, 5.87%		16,717	17,124,059
Series Q, 5.95%		6,705	6,906,150
Goldman Sachs Group, Inc. (The), Series M, 5.38%(l)(o)		7,760	7,895,800
Morgan Stanley, Series H, 5.45%(l)(o)		5,940	6,017,992
NBCUniversal Enterprise, Inc., 5.25%(c)(o)		5,610	5,666,100
Prudential Financial, Inc. (l) :
5.62%, 06/15/43		2,954	3,046,312
5.87%, 09/15/42		4,447	4,697,144
USB Capital IX, 3.50%(l)(o)		2,096	1,899,500

			58,403,462
Total Capital Trusts — 1.0% (Cost: $92,554,539)			95,487,906

	Shares
Preferred Stocks — 0.8%

Brazil — 0.0%(a)
Centrais Eletricas Brasileiras SA (Preference), 0.00%		3,868	13,693
Petroleo Brasileiro SA (Preference), 0.00%		26,852	118,957

			132,650
South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference), 0.00%(a)		3,450	116,502

United States — 0.8%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $5,939,231), 0.00%(a)(d)(e)		2,139,107	5,369,159
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $3,180,966), 0.00%(a)(d)(e)		1,312,469	3,268,048
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $10,936,522), 0.00%(a)(d)(e)		957,404	7,994,323
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $11,447,321), 0.00%(a)(d)(e)		1,867,426	10,793,722
Uber Technologies, Inc., Series D (Acquired 06/06/14, cost $17,574,548), 0.00%(a)(d)(e)		1,132,888	45,315,520
Wells Fargo & Co., Series L, 7.50%(j)(o)		3,211	4,044,126

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares		Value
United States (continued)
Welltower, Inc., Series I, 6.50%(j)(o)		140,528	$8,354,390

			85,139,288

Total Preferred Stocks — 0.8% (Cost: $60,236,215)			85,388,440

Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/01/19(c)(j)		147,555	30,784,562

United States — 0.2%(l)
Citigroup Capital XIII, 8.73%, 10/30/40		340,358	9,223,702
GMAC Capital Trust I, 8.13%, 02/15/40		373,879	9,833,018

			19,056,720

Total Trust Preferreds — 0.5% (Cost: $32,794,269)			49,841,282

Total Preferred Securities — 2.3% (Cost: $185,585,023)			230,717,628

Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA(a)(b)		15,616	—

Spain — 0.0%
Repsol SA(a)		5,569	3,161

Total Rights — 0.0% (Cost: $3,139)			3,161

	Par (000)
U.S. Treasury Obligations — 18.3%
U.S. Treasury Notes:
1.25%, 12/15/18(g)(n)	USD	22,253	22,165,676
1.13%, 07/31/21		21,068	20,130,984
2.63%, 02/28/23		247,986	246,987,845
2.75%, 04/30/23 - 02/15/28		962,010	959,231,837
2.88%, 05/31/25 - 05/15/28(p)		606,967	609,134,729

Total U.S. Treasury Obligations — 18.3% (Cost: $1,851,034,917)			1,857,651,071

	Shares
Warrants — 0.0%

Australia — 0.0%(a)(e)
Quintis Ltd. (Issued/exercisable 08/01/11, 1 share for 1 warrant, Expires 07/15/18, Strike Price AUD 1.00)		3,767,700	28

Total Warrants — 0.0%			28

Total Long-Term Investments — 89.3% (Cost: $8,499,200,768)			9,080,372,692

Short-Term Securities — 15.4%

	Par (000)
Foreign Government Obligations — 0.9%

Japan — 0.9%
Japan Treasury Bill (q) :
(0.15)%, 09/10/18	JPY	6,519,900	58,903,408

Security	Par (000)			Value
Japan (continued)
(0.14)%, 10/01/18	JPY	4,301,050		$38,860,530

Total Foreign Government Obligations — 0.9% (Cost: $98,158,020)				97,763,938

	Shares
Money Market Funds — 2.6%(r)(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	USD	5,274,808		5,274,808
SL Liquidity Series, LLC, Money Market Series, 2.16%(s)		256,563,258		256,588,914

Total Money Market Funds — 2.6% (Cost: $261,863,723)				261,863,722

Time Deposits — 0.0%

Australia — 0.0%
Brown Brothers Harriman & Co., 1.13%, 07/02/18	AUD	—	(m)	157

Canada — 0.0%
Brown Brothers Harriman & Co., 0.51%, 07/03/18	CAD	66		49,958

Europe — 0.0%
BNP Paribas SA, (0.57)%, 07/02/18	EUR	1,605		1,874,862

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.89%, 07/03/18	HKD	83		10,558

Japan — 0.0%
Sumitomo, (0.22)%, 07/02/18	JPY	311,827		2,816,484

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.23%, 07/02/18	GBP	10		13,411

United States — 0.0%
JPMorgan Chase Bank N.A., 1.92%, 07/02/18	USD	43		42,996

Total Time Deposits — 0.0% (Cost: $4,808,425)				4,808,426

	Par (000)
U.S. Treasury Obligations — 11.9%(q)
U.S. Treasury Bills:
1.75%, 07/05/18	USD	271,000		270,962,513
1.77%, 07/12/18		378,000		377,823,992
1.77%, 07/19/18		361,000		360,703,803
1.80%, 07/26/18		34,000		33,960,843
U.S. Treasury Bills, 1.81%, 08/02/18(p)		169,000		168,736,652

Total U.S. Treasury Obligations — 11.9% (Cost: $1,212,109,750)				1,212,187,803

Total Short-Term Securities — 15.4% (Cost: $1,576,939,918)				1,576,623,889

Total Options Purchased — 0.2% (Cost: $36,489,116)				23,657,456

Total Investments Before Options Written and Investments Sold Short- 104.9% (Cost: $10,112,629,802)				10,680,654,037

Total Options Written — (0.4)% (Premiums Received — $(28,808,504))				(36,727,802)

Investments Sold Short — (0.4)%

	Shares
Common Stocks — (0.4)%

France — (0.1)%
Pernod Ricard SA		30,757		(5,019,691)

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan — (0.1)%
Yaskawa Electric Corp.	143,900	$(5,067,454)

United States — (0.2)%
Estee Lauder Cos., Inc. (The), Class A	52,023	(7,423,162)
LyondellBasell Industries NV, Class A	162,395	(17,839,090)

		(25,262,252)

Total Common Stocks — (0.3)% (Proceeds: $(35,757,234))		(35,349,397)

Total Investments Sold Short — (0.4)% (Proceeds: $(35,757,234))		(35,349,397)

Total Investments Net of Options Written and Investments Sold Short- 104.1% (Cost: $10,048,064,064)		10,608,576,838

Liabilities in Excess of Other Assets — (4.1)%		(439,284,160)

Net Assets — 100.0%		$10,169,292,678

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $124,582,487, representing 1.2% of its net assets as of period end, and an original cost of $165,996,078.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Zero-coupon bond.
(j)	Convertible security.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Amount is less than $500.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Notes to Financial Statements for details on the wholly-owned subsidiary.
(o)	Perpetual security with no stated maturity date.
(p)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(q)	Rates are discount rates or a range of discount rates at the time of purchase.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.

(t)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	10,574,106	—		(5,299,298	)(b)	5,274,808	$5,274,808	$66,015		$20	$—
SL Liquidity Series, LLC, Money Market Series	235,838,442	20,724,816	(c)	—		256,563,258	256,588,914	545,884	(d)	37,739	14,693
iShares Gold Trust	2,098,037	3,530,358		—		5,628,395	67,653,308	—		—	(4,155,532)

							$329,517,030	$611,899		$37,759	$(4,140,839)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	124	09/13/18	$12,446	$282,717
EURO STOXX 50 Index	89	09/21/18	3,524	84,771
FTSE 100 Index	9	09/21/18	903	5,881
NASDAQ 100 E-Mini Index	188	09/21/18	26,571	430,155
S&P 500 E-Mini Index	97	09/21/18	13,200	257,764

				$1,061,288

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,225,388	JPY	356,760,000	JP Morgan Chase Bank NA	07/05/18	$2,640
USD	34,997,115	EUR	29,558,000	UBS AG	07/12/18	457,166
USD	45,569,592	JPY	4,955,921,000	Deutsche Bank AG	07/12/18	780,045
USD	27,030,448	AUD	34,887,000	Deutsche Bank AG	07/13/18	1,212,264
USD	55,060,650	EUR	46,500,000	Deutsche Bank AG	07/13/18	719,012
USD	45,607,640	JPY	4,955,042,000	BNP Paribas SA	07/19/18	804,239
USD	55,089,434	EUR	46,500,000	Goldman Sachs International	07/20/18	718,783
USD	17,753,552	AUD	23,332,000	Goldman Sachs International	07/26/18	485,479
USD	56,986,680	EUR	46,500,000	BNP Paribas SA	07/27/18	2,587,018
USD	57,031,552	EUR	46,500,000	UBS AG	08/03/18	2,602,690
USD	11,220,266	EUR	9,447,000	JP Morgan Chase Bank NA	08/20/18	147,466
USD	25,712,000	BRL	99,335,741	BNP Paribas SA	09/06/18	263,568
USD	59,548,236	JPY	6,519,900,000	Barclays Bank plc	09/10/18	369,789

						11,150,159

EUR	29,558,000	USD	36,693,006	UBS AG	07/12/18	(2,153,056)
JPY	4,955,921,000	USD	46,456,823	Deutsche Bank AG	07/12/18	(1,667,276)
AUD	34,887,000	USD	26,095,650	Deutsche Bank AG	07/13/18	(277,466)
EUR	46,500,000	USD	58,179,870	Deutsche Bank AG	07/13/18	(3,838,232)
JPY	4,955,042,000	USD	46,516,170	BNP Paribas SA	07/19/18	(1,712,770)
EUR	46,500,000	USD	58,208,468	Goldman Sachs International	07/20/18	(3,837,817)
ZAR	431,189,063	USD	32,288,890	Barclays Bank plc	07/20/18	(924,555)
EUR	46,500,000	USD	58,253,805	BNP Paribas SA	07/27/18	(3,854,143)
NOK	164,095,000	USD	20,645,295	Morgan Stanley & Co. International plc	07/27/18	(477,149)
PLN	90,895,000	USD	26,140,285	Goldman Sachs International	08/02/18	(1,863,488)
EUR	46,500,000	USD	58,277,381	UBS AG	08/03/18	(3,848,518)
GBP	19,574,000	USD	26,627,608	JP Morgan Chase Bank NA	08/10/18	(749,117)
GBP	19,529,000	USD	26,475,659	Barclays Bank plc	08/16/18	(649,631)
GBP	20,231,000	USD	27,302,287	JP Morgan Chase Bank NA	08/23/18	(539,406)
GBP	33,866,000	USD	45,311,421	Deutsche Bank AG	09/14/18	(467,748)
GBP	33,862,000	USD	45,189,719	Deutsche Bank AG	09/21/18	(337,753)
SEK	223,848,236	EUR	21,668,000	Goldman Sachs International	09/21/18	(311,378)
GBP	33,867,000	USD	45,203,382	Goldman Sachs International	09/28/18	(331,201)
SEK	221,464,591	EUR	21,440,000	Barclays Bank plc	09/28/18	(311,278)
USD	39,070,267	JPY	4,301,050,000	JP Morgan Chase Bank NA	10/01/18	(28,853)
GBP	33,747,000	USD	45,069,132	JP Morgan Chase Bank NA	10/05/18	(341,171)

						(28,522,006)

	Net Unrealized Depreciation					$(17,371,847)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	2,091	07/20/18	USD	128.00	USD	24,810	$5,227

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	JP Morgan Chase Bank NA	125,287	07/20/18	USD	129.00	USD	14,865	$3,132
SPDR Gold Shares Index(a)	JP Morgan Chase Bank NA	125,287	07/20/18	USD	130.00	USD	14,865	1,879
SPDR Gold Shares Index(a)	Societe Generale SA	418,874	08/17/18	USD	129.00	USD	49,699	112,288
EURO STOXX 50 Index	Deutsche Bank AG	3,336	09/21/18	EUR	3,426.55	EUR	11,328	286,654
Russell 2000 Index	Bank of America NA	20,884	12/21/18	USD	1,700.00	USD	34,314	1,073,438
Chevron Corp.	UBS AG	275,840	01/18/19	USD	125.00	USD	34,874	2,261,888
Exxon Mobil Corp.	UBS AG	187,537	01/18/19	USD	95.00	USD	15,515	149,092

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Occidental Petroleum Corp.	UBS AG	175,751	01/18/19	USD	75.00	USD	14,707	$1,937,655
Schlumberger Ltd.	UBS AG	271,460	01/18/19	USD	90.00	USD	18,196	65,150
TOTAL SA	UBS AG	598,145	01/18/19	USD	60.00	USD	36,224	2,183,229
Russell 2000 Index	Bank of America NA	27,781	03/15/19	USD	1,700.00	USD	45,646	1,978,007
BP plc	UBS AG	886,818	06/21/19	USD	52.00	USD	40,492	1,102,146
ConocoPhillips Co.	UBS AG	463,986	06/21/19	USD	75.00	USD	32,303	2,343,129
Occidental Petroleum Corp.	UBS AG	232,548	06/21/19	USD	92.50	USD	19,460	853,893
Royal Dutch Shell plc	UBS AG	506,206	06/21/19	USD	77.00	USD	35,045	756,636
Suncor Energy, Inc.	UBS AG	598,975	06/21/19	USD	45.00	USD	24,366	1,245,790
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	191.28	JPY	1,193,010	449,346
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	191.28	JPY	2,256,539	849,906
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	4,756.33	JPY	1,552,817	606,310
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	194.04	JPY	1,610,487	626,711
EURO STOXX Bank Index	Societe Generale SA	127,477	03/20/20	EUR	117.57	EUR	71,584	902,721
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	192.04	JPY	1,433,100	611,322
EURO STOXX Bank Index	Citibank NA	209,850	06/19/20	EUR	131.88	EUR	117,840	629,395
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	291,273	09/11/20	JPY	4,816.24	JPY	1,254,222	321,365
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	291,267	12/11/20	JPY	4,894.87	JPY	1,254,196	508,151
EURO STOXX Bank Index	Barclays Bank plc	162,397	03/19/21	EUR	136.97	EUR	91,193	588,531
EURO STOXX Bank Index	Deutsche Bank AG	154,612	04/16/21	EUR	136.56	EUR	86,821	585,047
EURO STOXX Bank Index	UBS AG	167,445	06/18/21	EUR	134.92	EUR	94,027	618,444

								$23,651,255

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.42%	Semi-Annual	Goldman Sachs International	07/09/18	2.42%	USD	278,785	$28

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.60%	Goldman Sachs International	11/06/18	USD 215,050	$946	$659,486	$(658,540)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	Societe Generale SA	418,874	08/17/18	USD	142.00	USD	49,699	$(1)
Fifth Third Bancorp	Morgan Stanley & Co. International plc	505,187	11/16/18	USD	34.00	USD	14,499	(136,400)
Charter Communications, Inc.	Citibank NA	27,715	12/21/18	USD	305.00	USD	8,126	(663,774)
Charter Communications, Inc.	Citibank NA	53,950	12/21/18	USD	315.00	USD	15,819	(1,079,000)
Russell 2000 Index	Bank of America NA	20,884	12/21/18	USD	1,875.00	USD	34,314	(109,553)
Apple, Inc.	Barclays Bank plc	69,668	01/18/19	USD	160.00	USD	12,896	(2,058,689)
Comcast Corp.	Citibank NA	296,904	01/18/19	USD	36.25	USD	9,741	(420,119)
DowDuPont, Inc.	Barclays Bank plc	154,298	01/18/19	USD	70.00	USD	10,171	(455,179)
FleetCor Technologies, Inc.	Barclays Bank plc	34,069	01/18/19	USD	180.00	USD	7,177	(1,289,512)
Microsoft Corp.	Barclays Bank plc	123,473	01/18/19	USD	90.00	USD	12,176	(1,549,586)
Pioneer Natural Resources Co.	UBS AG	72,530	01/18/19	USD	165.00	USD	13,726	(2,480,526)
United Continental Holdings, Inc.	Deutsche Bank AG	90,361	01/18/19	USD	75.00	USD	6,301	(424,697)
Russell 2000 Index	Bank of America NA	27,781	03/15/19	USD	1,900.00	USD	45,646	(287,533)
BP plc	UBS AG	886,818	06/21/19	USD	59.00	USD	40,492	(368,340)
ConocoPhillips Co.	UBS AG	463,986	06/21/19	USD	85.00	USD	32,303	(1,043,969)
Occidental Petroleum Corp.	UBS AG	232,548	06/21/19	USD	105.00	USD	19,460	(281,927)
Royal Dutch Shell plc	UBS AG	506,206	06/21/19	USD	87.50	USD	35,045	(519,798)

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Suncor Energy, Inc.	UBS AG	598,975	06/21/19	USD	50.00	USD	24,366	$(549,176)
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	221.29	JPY	1,193,010	(163,554)
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	221.29	JPY	2,256,539	(309,404)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	5,679.90	JPY	1,552,817	(192,009)
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	237.47	JPY	1,610,487	(174,027)
EURO STOXX Bank Index	Societe Generale SA	127,477	03/20/20	EUR	159.00	EUR	71,584	(86,995)
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	233.87	JPY	1,433,100	(184,325)
EURO STOXX Bank Index	Citibank NA	209,850	06/19/20	EUR	161.62	EUR	117,840	(131,641)

								(14,959,734)

Put
SPDR Gold Shares Index(a)	Societe Generale SA	418,874	08/17/18	USD	119.00	USD	49,699	(684,214)
Russell 2000 Index	Bank of America NA	17,404	12/21/18	USD	1,600.00	USD	28,596	(994,639)
Exxon Mobil Corp.	UBS AG	187,537	01/18/19	USD	60.00	USD	15,515	(68,451)
Schlumberger Ltd.	UBS AG	271,460	01/18/19	USD	60.00	USD	18,196	(545,635)
S&P 500 Index	Bank of America NA	15,974	03/15/19	USD	2,600.00	USD	43,423	(1,527,913)
TOPIX Banks Index	Bank of America NA	6,922,824	12/13/19	JPY	156.59	JPY	1,193,010	(770,614)
TOPIX Banks Index	Morgan Stanley & Co. International plc	13,094,289	12/13/19	JPY	156.59	JPY	2,256,539	(1,457,469)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	360,617	03/13/20	JPY	3,832.77	JPY	1,552,817	(957,060)
TOPIX Banks Index	BNP Paribas SA	9,345,369	03/13/20	JPY	155.80	JPY	1,610,487	(1,151,247)
EURO STOXX Bank Index	Societe Generale SA	84,986	03/20/20	EUR	100.77	EUR	47,723	(1,027,923)
TOPIX Banks Index	Morgan Stanley & Co. International plc	8,316,020	04/10/20	JPY	157.82	JPY	1,433,100	(1,130,995)
EURO STOXX Bank Index	Citibank NA	139,901	06/19/20	EUR	106.02	EUR	78,560	(2,504,204)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	194,182	09/11/20	JPY	3,820.96	JPY	836,148	(545,779)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	194,178	12/11/20	JPY	3,786.60	JPY	836,130	(689,162)
EURO STOXX Bank Index	Barclays Bank plc	108,265	03/19/21	EUR	110.23	EUR	60,795	(2,595,518)
EURO STOXX Bank Index	Deutsche Bank AG	51,538	04/16/21	EUR	118.81	EUR	28,941	(1,609,019)
EURO STOXX Bank Index	Deutsche Bank AG	51,538	04/16/21	EUR	99.04	EUR	28,941	(872,895)
EURO STOXX Bank Index	UBS AG	110,158	06/18/21	EUR	106.38	EUR	61,858	(2,635,331)

								(21,768,068)

								$(36,727,802)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD 5,817	$(366,006)	$—	$(366,006)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.42%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/07/23	EUR	119,219	$(1,612,056)	$—	$(1,612,056)
3 month LIBOR	Quarterly	2.40%	Semi-Annual	N/A		03/07/23	USD	134,710	(2,003,457)	—	(2,003,457)
0.34%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/14/23	EUR	118,086	(628,092)	—	(628,092)
3 month LIBOR	Quarterly	2.33%	Semi-Annual	N/A		06/14/23	USD	147,260	(3,767,990)	—	(3,767,990)
0.37%	Annual	6 month EURIBOR	Semi-Annual	N/A		08/15/26	EUR	45,313	1,041,719	—	1,041,719
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	78,180	—	—	—
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	78,170	—	—	—
1.08%	Annual	6 month EURIBOR	Semi-Annual	07/25/18	(a)	07/25/28	EUR	55,837	(1,224,197)	—	(1,224,197)
3 month LIBOR	Quarterly	2.73%	Semi-Annual	07/25/18	(a)	07/25/28	USD	79,567	(1,406,274)	—	(1,406,274)

									$(9,600,347)	$—	$(9,600,347)

(a)	Forward Swap.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

OTC Currency Swaps

Paid by the Fund			Received by the Fund		Notional Amount (000)				Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate		Frequency	Rate	Frequency	Delivered		Received
0.10	JPY	Semi-Annual	2.01%	Semi-Annual	JPY	7,006,100	USD	67,725	Bank of America NA	10/15/18	$4,697,849	$—	$4,697,849

(a)	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2018	USD	7,094,313	BNP Paribas SA	12/21/18	USD	7,094	$1,092,600	$—	$1,092,600
Euro Stoxx 50 Index Dividend Future December 2019	EUR	3,305,250	BNP Paribas SA	12/20/19	EUR	3,305	812,205	—	812,205
Euro Stoxx 50 Index Dividend Future December 2019	EUR	2,608,580	BNP Paribas SA	12/20/19	EUR	2,609	605,107	—	605,107
Euro Stoxx 50 Index Dividend Future December 2019	EUR	3,589,050	BNP Paribas SA	12/20/19	EUR	3,589	912,052	—	912,052
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,800,780	BNP Paribas SA	12/18/20	EUR	2,801	550,735	—	550,735
Euro Stoxx 50 Index Dividend Future December 2020	EUR	970,000	BNP Paribas SA	12/18/20	EUR	970	325,816	—	325,816
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,919,700	BNP Paribas SA	12/18/20	EUR	2,920	980,707	—	980,707
Euro Stoxx 50 Index Dividend Future December 2020	EUR	720,000	BNP Paribas SA	12/18/20	EUR	720	253,121	—	253,121
Euro Stoxx 50 Index Dividend Future December 2020	EUR	1,810,440	BNP Paribas SA	12/18/20	EUR	1,810	627,903	—	627,903
Euro Stoxx 50 Index Dividend Future December 2020	EUR	836,940	BNP Paribas SA	12/18/20	EUR	837	291,588	—	291,588
Euro Stoxx 50 Index Dividend Future December 2020	EUR	964,000	BNP Paribas SA	12/18/20	EUR	964	332,823	—	332,823
S&P 500 Index Annual Dividend Future December 2020	USD	2,914,481	Goldman Sachs International	12/18/20	USD	2,914	675,844	—	675,844
Nikkei Dividend Future December 2020	JPY	384,120,000	BNP Paribas SA	04/01/21	JPY	384,120	613,413	—	613,413
Nikkei Dividend Future December 2020	JPY	104,085,000	BNP Paribas SA	04/01/21	JPY	104,085	173,391	—	173,391
Nikkei Dividend Future December 2020	JPY	143,310,000	BNP Paribas SA	04/01/21	JPY	143,310	107,790	—	107,790
Nikkei Dividend Future December 2020	JPY	191,375,000	BNP Paribas SA	04/01/21	JPY	191,375	333,514	—	333,514
Nikkei Dividend Future December 2020	JPY	89,240,000	BNP Paribas SA	04/01/21	JPY	89,240	142,510	—	142,510
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,353,230	BNP Paribas SA	12/17/21	EUR	1,353	279,957	—	279,957
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,524,150	BNP Paribas SA	12/17/21	EUR	1,524	137,158	—	137,158
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,637,150	BNP Paribas SA	12/17/21	EUR	1,637	33,597	—	33,597
Euro Stoxx 50 Index Dividend Future December 2021	EUR	833,520	BNP Paribas SA	12/17/21	EUR	834	6,446	—	6,446
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,409,760	BNP Paribas SA	12/17/21	EUR	1,410	228,141	—	228,141
S&P 500 Index Annual Dividend Future December 2021	USD	3,726,213	BNP Paribas SA	12/17/21	USD	3,726	974,725	—	974,725
Nikkei Dividend Future December 2021	JPY	389,070,000	BNP Paribas SA	04/01/22	JPY	389,070	619,672	—	619,672
Nikkei Dividend Future December 2021	JPY	198,750,000	BNP Paribas SA	04/01/22	JPY	198,750	292,643	—	292,643
Nikkei Dividend Future December 2021	JPY	144,840,000	BNP Paribas SA	04/01/22	JPY	144,840	111,476	—	111,476
Nikkei Dividend Future December 2021	JPY	199,250,000	BNP Paribas SA	04/01/22	JPY	199,250	288,127	—	288,127
Euro Stoxx 50 Index Dividend Future December 2022	EUR	744,600	BNP Paribas SA	12/16/22	EUR	745	69,087	—	69,087
Euro Stoxx 50 Index Dividend Future December 2022	EUR	3,130,720	BNP Paribas SA	12/16/22	EUR	3,131	98,469	—	98,469
Euro Stoxx 50 Index Dividend Future December 2022	EUR	1,495,800	BNP Paribas SA	12/16/22	EUR	1,496	116,663	—	116,663
Euro Stoxx 50 Index Dividend Future December 2022	EUR	1,481,040	BNP Paribas SA	12/16/22	EUR	1,481	147,703	—	147,703
Nikkei Dividend Future December 2022	JPY	143,820,000	BNP Paribas SA	04/03/23	JPY	143,820	129,287	—	129,287
Nikkei Dividend Future December 2022	JPY	145,520,000	JP Morgan Chase Bank NA	04/03/23	JPY	145,520	113,932	—	113,932
Euro Stoxx 50 Index Dividend Future December 2023	EUR	2,147,040	BNP Paribas SA	12/15/23	EUR	2,147	35,314	—	35,314
Euro Stoxx 50 Index Dividend Future December 2023	EUR	2,214,720	BNP Paribas SA	12/15/23	EUR	2,215	(3,363)	—	(3,363)

							$12,510,153	$—	$12,510,153

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.34%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)%

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

Balances Reported in Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$1,041,719	$(11,008,072)	$—
OTC Derivatives	—	—	17,211,365	(3,363)	—
Options Written	N/A	N/A	3,699,687	(11,618,985)	(36,727,802)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$1,061,288	$—	$—	$—	$1,061,288
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	11,150,159	—	—	11,150,159
Options purchased
Investments at value — unaffiliated(b)	—	—	23,656,482	—	974	—	23,657,456
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	1,041,719	—	1,041,719
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	12,513,516	—	4,697,849	—	17,211,365

	$—	$—	$37,231,286	$11,150,159	$5,740,542	$—	$54,121,987

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$28,522,006	$—	$—	$28,522,006
Options written
Options written, at value	—	—	36,727,802	—	—	—	36,727,802
Swaps — centrally cleared
Net unrealized depreciation(a)	—	366,006	—	—	10,642,066	—	11,008,072
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	3,363	—	—	—	3,363

	$—	$366,006	$36,731,165	$28,522,006	$10,642,066	$—	$76,261,243

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(18,900,593)	$—	$—	$—	$(18,900,593)
Forward foreign currency exchange contracts	—	—	—	7,519,081	—	—	7,519,081
Options purchased(a)	—	—	18,774,863	(10,696,472)	(7,177,405)	—	900,986
Options written	—	—	10,227,551	4,490,388	(4,700,979)	—	10,016,960
Swaps	—	(1,117,522)	7,776,278	—	(3,039,218)	—	3,619,538

	$—	$(1,117,522)	$17,878,099	$1,312,997	$(14,917,602)	$—	$3,155,972

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,452,299	$—	$—	$—	$1,452,299
Forward foreign currency exchange contracts	—	—	—	(24,168,922)	—	—	(24,168,922)
Options purchased(b)	—	—	(19,018,358)	(2,812,567)	2,487,369	—	(19,343,556)
Options written	—	—	(14,325,559)	(2,426,158)	(2,993,117)	—	(19,744,834)
Swaps	—	918,880	(10,509,509)	—	(13,526,008)	—	(23,116,637)

	$—	$918,880	$(42,401,127)	$(29,407,647)	$(14,031,756)	$—	$(84,921,650)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	—	(a)
Average notional value of contracts — short	$129,742,370
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$414,665,661
Average amounts sold — in USD	$763,757,017
Options:
Average value of option contracts purchased	$25,863,534
Average value of option contracts written	$24,875,417
Average notional value of swaption contracts purchased	$1,965,566,527
Average notional value of swaption contracts written	—	(a)
Credit default swaps:
Average notional value — buy protection	$5,816,935
Interest rate swaps:
Average notional value — pays fixed rate	$496,974,675
Average notional value — receives fixed rate	$361,537,411
Currency swaps:
Average notional value — pays	$64,456,120
Total return swaps:
Average notional value	$96,823,194

(a)	Derivative not held at period end. The amount shown in the Consolidated Statement of Operations reflects the results of activity during the period.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$16,554
Forward foreign currency exchange contracts	11,150,159	28,522,006
Options(a)	23,657,456	36,727,802
Swaps — Centrally cleared	47,795	—
Swaps — OTC(b)	17,211,365	3,363

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$52,066,775	$65,269,725
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(53,022)	(16,554)

Total derivative assets and liabilities subject to an MNA	$52,013,753	$65,253,171

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Bank of America NA	$8,198,640	$(3,853,806)	$(3,985,328)	$—	$359,506
Barclays Bank plc	958,320	(958,320)	—	—	—
BNP Paribas SA	16,005,276	(6,895,550)	—	(9,109,726)	—
Citibank NA	629,395	(629,395)	—	—	—
Deutsche Bank AG	3,583,022	(3,583,022)	—	—	—
Goldman Sachs International	1,881,080	(1,881,080)	—	—	—
JP Morgan Chase Bank NA	264,038	(264,038)	—	—	—
JP Morgan Chase Bank NA(g)	5,011	—	—	(5,011)	—
Morgan Stanley & Co. International plc	2,897,054	(2,897,054)	—	—	—
Societe Generale SA	902,721	(902,721)	—	—	—
Societe Generale SA(g)	112,288	(112,288)	—	—	—
UBS AG	16,576,908	(14,494,727)	(2,082,181)	—	—

	$52,013,753	$(36,472,001)	$(6,067,509)	$(9,114,737)	$359,506

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$3,853,806	$(3,853,806)	$—	$—	$—
Barclays Bank plc	9,833,948	(958,320)	(7,583,482)	—	1,292,146
BNP Paribas SA	6,895,550	(6,895,550)	—	—	—
Citibank NA	4,798,738	(629,395)	(4,169,343)	—	—
Deutsche Bank AG	9,495,086	(3,583,022)	(1,802,044)	—	4,110,020
Goldman Sachs International	6,343,884	(1,881,080)	—	—	4,462,804
JP Morgan Chase Bank NA	1,658,547	(264,038)	—	—	1,394,509
Morgan Stanley & Co. International plc	6,079,752	(2,897,054)	(2,403,205)	—	779,493
Societe Generale SA	1,114,918	(902,721)	(212,197)	—	—
Societe Generale SA(g)	684,215	(112,288)	(499,789)	—	72,138
UBS AG	14,494,727	(14,494,727)	—	—	—

	$65,253,171	$(36,472,001)	$(16,670,060)	$—	$12,111,110

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(g)	Represents derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly-owed subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$1,011,157	$—	$1,011,157
Belgium	—	42,446,911	—	42,446,911
Brazil	46,088,537	—	—	46,088,537
Canada	71,947,573	—	—	71,947,573
China	57,907,744	67,719,649	10,638,568	136,265,961
Czech Republic	—	4,601,062	—	4,601,062

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Denmark	$—	$216,000	$—	$216,000
Finland	—	269,282	—	269,282
France	34,582,958	216,884,674	—	251,467,632
Germany	—	155,413,727	—	155,413,727
Hong Kong	2,338,550	77,341,144	—	79,679,694
India	—	147,492,784	—	147,492,784
Indonesia	—	5,485,025	—	5,485,025
Israel	106,960	—	—	106,960
Italy	16,640,190	74,683,008	—	91,323,198
Japan	—	855,181,078	—	855,181,078
Luxembourg	—	25,762	—	25,762
Macau	—	31,988	—	31,988
Malaysia	—	1,467,424	—	1,467,424
Mexico	315,843	—	—	315,843
Netherlands	41,306,495	203,766,048	—	245,072,543
Norway	—	69,441	—	69,441
Poland	—	237,365	—	237,365
Portugal	—	8,805,641	—	8,805,641
Singapore	257,968	23,745,531	—	24,003,499
South Africa	32,392	245,267	—	277,659
South Korea	3,154,431	73,015,525	—	76,169,956
Spain	—	32,339,619	—	32,339,619
Sweden	—	752,585	—	752,585
Switzerland	—	115,075,063	—	115,075,063
Taiwan	—	77,499,265	—	77,499,265
Thailand	3,689,597	15,220,456	—	18,910,053
Turkey	—	142,494	—	142,494
United Arab Emirates	—	49,505,301	—	49,505,301
United Kingdom	35,944,875	114,561,572	—	150,506,447
United States	3,143,684,524	—	39,903,807	3,183,588,331
Corporate Bonds:
Australia	—	20,250,543	4,461,554	24,712,097
Belgium	—	11,710,592	—	11,710,592
Brazil	—	1,822,635	—	1,822,635
Chile	—	195,219	—	195,219
China	—	48,000	—	48,000
France	—	7,949,704	—	7,949,704
Germany	—	18,618,235	—	18,618,235
India	—	—	1	1
Italy	—	4,397,689	—	4,397,689
Luxembourg	—	8,998,167	—	8,998,167
Netherlands	—	2,214,372	—	2,214,372
Singapore	—	6,365,826	—	6,365,826
Switzerland	—	5,257,006	—	5,257,006
Turkey	—	—	4,868,500	4,868,500
United Arab Emirates	—	16,219,274	—	16,219,274
United States	—	128,982,552	4	128,982,556
Floating Rate Loan Interests	—	17,587,446	—	17,587,446
Foreign Agency Obligations	—	4,796,277	—	4,796,277
Foreign Government Obligations	—	588,209,906	—	588,209,906
Investment Companies	265,254,442	—	—	265,254,442
Preferred Securities:
Brazil	132,650	—	—	132,650
China	—	30,784,562	—	30,784,562
Netherlands	—	3,925,069	—	3,925,069
South Korea	—	116,502	—	116,502
United Kingdom	—	33,159,375	—	33,159,375
United States	31,455,236	58,403,462	72,740,772	162,599,470
Rights	3,161	—	—	3,161
U.S. Treasury Obligations	—	1,857,651,071	—	1,857,651,071
Warrants	—	24	4	28
Short-Term Securities:
Foreign Government Obligations	—	97,763,938	—	97,763,938
Money Market Funds	5,274,808	—	—	5,274,808
Time Deposits	—	4,808,426	—	4,808,426
U.S. Treasury Obligations	—	1,212,187,803	—	1,212,187,803

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Options Purchased:
Equity contracts	$5,227	$23,651,255	$—	$23,656,482
Interest rate contracts	—	974	—	974
Liabilities:
Investment Sold Short
Common Stocks:	—	—	—	—
France	—	(5,019,691)	—	(5,019,691)
Japan	—	(5,067,454)	—	(5,067,454)
United States	(25,262,252)	—	—	(25,262,252)

Subtotal	$3,734,861,909	$6,521,240,607	$132,613,210	$10,388,715,726

Investments valued at NAV(a)				$256,588,914

Total Investments				$10,645,304,640

Derivative Financial Instruments(b)
Assets:
Equity contracts	$1,061,288	$12,513,516	$—	$13,574,804
Foreign currency exchange contracts	—	11,150,159	—	11,150,159
Interest rate contracts	—	5,739,568	—	5,739,568
Liabilities:
Credit contracts	—	(366,006)	—	(366,006)
Equity contracts	—	(36,731,165)	—	(36,731,165)
Foreign currency exchange contracts	—	(28,522,006)	—	(28,522,006)
Interest rate contracts	—	(10,642,066)	—	(10,642,066)

Total	$1,061,288	$(46,858,000)	$—	$(45,796,712)

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and Options written are shown at value

During the six months ended June 30, 2018, there were no transfers between Levels 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$472,461	$8,403,598	$101,952,816	$29	$110,828,904
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(24,000)	—	(25)	(24,025)
Other(a)	52,432,678	—	(52,432,678)	—	—
Accrued discounts/premiums	—	81,780	—	—	81,780
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(20,982,654)	(1,298,319)	20,039,668	—	(2,241,305)
Purchases	18,619,890	2,167,000	3,180,966	—	23,967,856
Sales	—	—	—	—	—

Closing Balance, as of June 30, 2018	$50,542,375	$9,330,059	$72,740,772	$4	$132,613,210

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(c)	$(20,982,654)	$(1,271,954)	$6,591,150	$—	$(15,663,458)

(a)	Certain Level 3 investments were re-classified between Preferred Securities and Common Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $248,451,375) (cost — $9,776,200,234)	$10,351,137,007
Investments at value — affiliated (cost — $336,429,568)	329,517,030
Cash	31,627,347
Due from broker	5,833,448
Cash pledged:
Futures contracts	2,526,000
Centrally cleared swaps	5,942,000
Foreign currency at value (cost — $1,330,708)	1,320,422
Receivables:
Investments sold	30,184,715
Securities lending income — affiliated	104,546
Capital shares sold	800,815
Dividends — affiliated	16,226
Dividends — unaffiliated	10,650,323
Interest — unaffiliated	20,752,258
Variation margin on centrally cleared swaps	47,795
Unrealized appreciation on:
Forward foreign currency exchange contracts	11,150,159
OTC swaps	17,211,365
Prepaid expenses	24,457

Total assets	10,818,845,913

LIABILITIES
Investments sold short, at value (proceeds $35,757,234)	35,349,397
Cash received:
Collateral — OTC derivatives	18,360,000
Cash collateral on securities loaned at value	256,531,353
Options written at value (premium received $28,808,504)	36,727,802
Payables:
Investments purchased	255,325,890
Capital shares redeemed	8,567,329
Deferred foreign capital gain tax	565,481
Distribution fees	1,642,630
Variation margin on futures contracts	16,554
Board realignment and consolidation	97,584
Investment advisory fees	5,294,577
Directors’ and Officer’s fees	41,672
Other affiliates	60,675
Other accrued expenses	2,446,922
Unrealized depreciation on:
Forward foreign currency exchange contracts	28,522,006
OTC swaps	3,363

Total liabilities	649,553,235

NET ASSETS	$10,169,292,678

NET ASSETS CONSIST OF
Paid-in capital	$9,292,808,586
Undistributed net investment income	25,834,366
Accumulated net realized gain	300,214,792
Net unrealized appreciation (depreciation)	550,434,934

NET ASSETS	$10,169,292,678

NET ASSET VALUE
Class I — Based on net assets of $2,275,511,585 and 133,839,063 shares outstanding, 400 million shares authorized, $0.10 par value.	$17.00

Class II — Based on net assets of $243,972,726 and 14,408,346 shares outstanding, 200 million shares authorized, $0.10 par value.	$16.93

Class III — Based on net assets of $7,649,808,367 and 523,836,689 shares outstanding, 1.5 billion shares authorized, $0.10 par value.	$14.60

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$66,015
Dividends — unaffiliated	75,010,651
Interest — unaffiliated	51,003,251
Securities lending income — affiliated — net	545,884
Foreign taxes withheld	(4,343,314)

Total investment income	122,282,487

EXPENSES
Investment advisory	32,956,764
Distribution — class specific	10,151,885
Transfer agent — class specific	9,727,099
Custodian	704,039
Professional	315,700
Accounting services	315,521
Printing	281,536
Board realignment and consolidation	97,584
Directors and Officer	71,387
Transfer agent	2,338
Miscellaneous	136,448

Total expenses excluding dividend expense	54,760,301
Dividends expense — unaffiliated	197,105

Total expenses	54,957,406
Less:
Fees waived and/or reimbursed by the Manager	(230,960)
Transfer agent fees waived and /or reimbursed — class specific	(6,045,175)

Total expenses after fees waived and/or reimbursed	48,681,271

Net investment income	73,601,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	37,739
Investments — unaffiliated (net of $428,567 foreign capital gain tax)	261,666,532
Capital gain distributions from investment companies — affiliated	20
Forward foreign currency exchange contracts	7,519,081
Foreign currency transactions	6,463,312
Futures contracts	(18,900,593)
Options written	10,016,960
Short sales — unaffiliated	(64,825)
Swaps	3,619,538

270,357,764

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(4,140,839)
Investments — unaffiliated (net of $557,799 foreign capital gain tax)	(436,765,721)
Forward foreign currency exchange contracts	(24,168,922)
Foreign currency translations	(522,467)
Futures contracts	1,452,299
Options written	(19,744,834)
Short sales — unaffiliated	407,837
Swaps	(23,116,637)

(506,599,284)

Net realized and unrealized loss	(236,241,520)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(162,640,304)

See notes to consolidated financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$73,601,216	$126,982,603
Net realized gain	270,357,764	414,074,260
Net change in unrealized appreciation (depreciation)	(506,599,284)	831,654,996

Net increase (decrease) in net assets resulting from operations	(162,640,304)	1,372,711,859

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(29,375,286)
Class II	—	(2,933,651)
Class III	—	(102,989,429)
From net realized gain:
Class I	—	(22,847,673)
Class II	—	(2,565,922)
Class III	—	(94,602,394)

Decrease in net assets resulting from distributions to shareholders	—	(255,314,355)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(466,280,206)	(795,038,529)

NET ASSETS
Total increase (decrease) in net assets	(628,920,510)	322,358,975
Beginning of period	10,798,213,188	10,475,854,213

End of period	$10,169,292,678	$10,798,213,188

Undistributed (accumulated) net investment income (loss), end of period	$25,834,366	$(47,766,850)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	25

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$17.26		$15.51	$15.09	$16.26		$17.61	$16.10

Net investment income(a)	0.14		0.22	0.22	0.22		0.29	0.22
Net realized and unrealized gain (loss)	(0.40)		1.92	0.40	(0.35)		0.12	2.14

Net increase (decrease) from investment operations	(0.26)		2.14	0.62	(0.13)		0.41	2.36

Distributions(b)
From net investment income	—		(0.22)	(0.20)	(0.19)		(0.39)	(0.20)
From net realized gain	—		(0.17)	—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	—	(0.01)		—	—

Total distributions	—		(0.39)	(0.20)	(1.04)		(1.76)	(0.85)

Net asset value, end of period	$17.00		$17.26	$15.51	$15.09		$16.26	$17.61

Total Return(c)
Based on net asset value	(1.51	)%(d)	13.86%	4.11%	(0.89)%		2.30%	14.76%

Ratios to Average Net Assets(e)
Total expenses	0.74	%(f)	0.72%	0.74%	0.75%		0.74%	0.72%

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.72%	0.74%	0.73%		0.72%	0.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73	%(f)	0.70%	0.73%	0.73%		0.72%	0.72%

Net investment income	1.60	%(f)	1.32%	1.47%	1.32%		1.64%	1.26%

Supplemental Data
Net assets, end of period (000)	$2,275,512		$2,306,034	$2,107,145	$1,994,371		$1,708,903	$2,426,154

Portfolio turnover rate	70%		118%	135%	90	%(g)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	N/A	N/A	N/A	N/A

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$17.21		$15.46	$15.04	$16.21		$17.56	$16.07

Net investment income(a)	0.12		0.19	0.20	0.19		0.25	0.19
Net realized and unrealized gain (loss)	(0.40)		1.93	0.40	(0.35)		0.14	2.14

Net increase (decrease) from investment operations	(0.28)		2.12	0.60	(0.16)		0.39	2.33

Distributions(b)
From net investment income	—		(0.20)	(0.18)	(0.16)		(0.37)	(0.19)
From net realized gain	—		(0.17)	—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	—	(0.01)		—	—

Total distributions	—		(0.37)	(0.18)	(1.01)		(1.74)	(0.84)

Net asset value, end of period	$16.93		$17.21	$15.46	$15.04		$16.21	$17.56

Total Return(c)
Based on net asset value	(1.63	)%(d)	13.74%	3.96%	(1.05)%		2.16%	14.55%

Ratios to Average Net Assets(e)
Total expenses	1.03	%(f)	1.00%	1.02%	1.02%		1.01%	1.00%

Total expenses after fees waived and/or reimbursed	0.88	%(f)	0.87%	0.89%	0.88%		0.88%	0.87%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88	%(f)	0.85%	0.88%	0.88%		0.87%	0.87%

Net investment income	1.37	%(f)	1.17%	1.33%	1.17%		1.39%	1.07%

Supplemental Data
Net assets, end of period (000)	$243,973		$258,564	$229,492	$256,964		$260,312	$216,395

Portfolio turnover rate	70%		118%	135%	90	%(g)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	N/A	N/A	N/A	N/A

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	27

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$14.84		$13.37	$13.04	$14.19		$15.58	$14.34

Net investment income(a)	0.10		0.17	0.16	0.15		0.21	0.16
Net realized and unrealized gain (loss)	(0.34)		1.66	0.34	(0.30)		0.12	1.89

Net increase (decrease) from investment operations	(0.24)		1.83	0.50	(0.15)		0.33	2.05

Distributions(b)
From net investment income	—		(0.19)	(0.17)	(0.15)		(0.35)	(0.16)
From net realized gain	—		(0.17)	—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	—	(0.01)		—	—

Total distributions	—		(0.36)	(0.17)	(1.00)		(1.72)	(0.81)

Net asset value, end of period	$14.60		$14.84	$13.37	$13.04		$14.19	$15.58

Total Return(c)
Based on net asset value	(1.62	)%(d)	13.71%	3.81%	(1.14)%		2.08%	14.42%

Ratios to Average Net Assets(e)
Total expenses	1.13	%(f)	1.13%	1.12%	1.12%		1.11%	1.11%

Total expenses after fees waived and/or reimbursed	0.98	%(f)	1.00%	0.99%	0.98%		0.98%	0.97%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98	%(f)	0.98%	0.98%	0.98%		0.97%	0.97%

Net investment income	1.34	%(f)	1.15%	1.22%	1.07%		1.32%	1.02%

Supplemental Data
Net assets, end of period (000)	$7,649,808		$8,233,615	$8,139,218	$8,869,288		$9,780,007	$10,014,301

Portfolio turnover rate	70%		118%	135%	90	%(g)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestments of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	N/A	N/A	N/A	N/A

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $288,523,870, which is 2.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (unaudited) (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays	$1,382,945	$(1,382,945)	$—
BNP PARIBAS	15,323,476	(15,323,476)	—
Citigroup	36,464,471	(36,464,471)	—
Credit Suisse	2,055,353	(2,055,353)	—
Deutsche Bank	974,871	(974,871)	—
Fidelity Investments	1,448,730	(1,443,772)	4,958
Goldman Sachs	8,803,728	(8,803,728)	—
Jefferies & Co	650,069	(650,069)	—
JP Morgan	46,710,459	(46,710,459)	—
Merrill Lynch	38,398,952	(38,398,952)	—
Mizuho	265,126	(265,126)	—
Morgan Stanley	60,654,357	(60,654,357)	—
Nomura	12,979,881	(12,979,881)	—
SG Americas	3,648,832	(3,648,832)	—
State Street Bank	9,108,410	(9,108,410)	—
UBS	9,581,715	(9,581,715)	—

	$248,451,375	$(248,446,417)	$4,958

(a)

Cash collateral with a value of $256,531,353 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.”

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•

Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion — $8 Billion	0.61
$8 Billion — $10 Billion	0.59
$10 Billion — $15 Billion	0.57
Greater than $15 Billion	0.55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2018, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$189,396	$9,962,489	$10,151,885

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$904,552	$272,901	$8,549,646	$9,727,099

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the amount waived was $3,659.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the Fund waived $227,301 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $58,348 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$100,509	$184,516	$5,760,150	$6,045,175

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $53,840 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$—
Sales	7,143,408
Net Realized Loss	230,887

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$2,277,423,022	$3,053,066,661
U.S Government Securities	$4,311,130,324	$4,025,130,761

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$10,169,032,806

Gross unrealized appreciation	$906,074,895
Gross unrealized depreciation	(411,034,036)

Net unrealized appreciation (depreciation)	$495,040,859

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed- income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market,

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,938,964	$103,054,326	8,584,248	$143,679,674
Shares issued in reinvestment of distributions	—	—	2,672,740	46,050,926
Shares redeemed	(5,669,770)	(98,559,075)	(13,573,580)	(224,416,668)

Net increase (decrease)	269,194	$4,495,251	(2,316,592)	$(34,686,068)

Class II
Shares sold	609,321	$10,508,116	1,384,696	$23,128,223
Shares issued in reinvestment of distributions	—	—	320,419	5,499,573
Shares redeemed	(1,227,442)	(21,206,752)	(1,525,356)	(25,239,075)

Net increase (decrease)	(618,121)	$(10,698,636)	179,759	$3,388,721

Class III
Shares sold	4,509,103	$67,285,515	10,049,191	$144,899,286
Shares issued in reinvestment of distributions	—	—	13,347,588	197,591,823
Shares redeemed	(35,393,538)	(527,362,336)	(77,304,864)	(1,106,232,291)

Net decrease	(30,884,435)	$(460,076,821)	(53,908,085)	$(763,741,182)

Total Net Decrease	(31,233,362)	$(466,280,206)	(56,044,918)	$(795,038,529)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.013026	$0.007062	$0.114520
Class II	0.013026	0.007062	0.114520
Class III	0.013026	0.007062	0.114520

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt
CDX	Credit Default Swap Index
CVA	Certification Van Aandelon (Dutch Certificate)
LIBOR	London Interbank Offered Rate
NASDAQ	National Association of Securities Dealers Automated
OTC	Over-The-Counter
PCL	Public Company Limited
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	S&P Depository Receipt

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc

➢	BlackRock Government Money Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Money Market Overview  For the Six-Month Period Ended June 30, 2018

Noteworthy market conditions for the six-month period ended June 30, 21018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury issuance and various geopolitical events including trade-tariffs and the Italian elections. All of these factors contributed to a volatile first half of the year.

Heading into the end of the second quarter of 2018, at their June 13, 2018 FOMC meeting, the FOMC raised interest rates by 0.25% for the second time this year, bringing the Fed Funds target rate range to 1.75% – 2.00%. At the same time and consistent with guidance provided in the minutes from the May FOMC meeting, the rate paid on interest on excess reserves (the rate banks earn on deposits at the Federal Reserve) was increased by 0.20%, opposed to the traditional 0.25% in an effort to promote consistent and sustainable trading in the federal funds market.

Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short-term credit spreads wider. These pressures lead to money market fund managers generally maintaining a conservative posture leading up to the March and June 2018 FOMC meetings and in advance of seasonal redemptions that occur at quarter end. Credit spreads, as reflected in the differential between three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps (“OIS”), widened significantly as the market figured out how to digest the surge in front-end supply. The trend continued up until the better-than-expected tax-receipts in April where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and OIS spread contracting to 40 basis points in June, down from a high of 60 basis points earlier in the year.

In our opinion, at least one additional 0.25% interest rate increase is possible during the balance of 2018 with the possibility of a fourth estimated at roughly 50%, per Fed Fund futures and the OIS rate, as of June 30. The third rate hike is expected to occur in September, with the fourth, if necessary, in December. While income tax receipts have produced a temporary respite from the heavy Treasury bill issuance, a projected decline in revenues from the tax overhaul along with an increase in federal spending are expected to result in a slightly elevated net Treasury bill supply in the second half of 2018.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

At a meeting held on November 14, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Money Market Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Fund Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
BlackRock Government Money Market V.I. Fund	1.67%	1.67%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	43%
Repurchase Agreements	26
U.S. Treasury Obligations	15
Other Assets Less Liabilities	16

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,006.60	$1.49	$1,000.00	$1,023.31	$1.51	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

FUND SUMMARY / DISCLOSURE OF EXPENSES	3

Schedule of Investments (unaudited) June 30, 2018	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Government Sponsored Agency Obligations — 43.4%
Federal Farm Credit Bank Discount Notes(a):
1.54%, 08/10/18	USD	105	$104,823
1.95%, 09/10/18		935	931,423
1.94%, 09/19/18		1,410	1,403,953
2.07%, 11/19/18		2,515	2,494,807
2.08%, 11/27/18		995	986,516
2.17%, 01/04/19		745	736,718
2.17%, 02/08/19		175	172,701
2.27%, 03/11/19		885	871,193
2.28%, 03/19/19		885	870,692
2.26%, 04/12/19		215	211,221
Federal Farm Credit Bank Variable Rate Notes, (LIBOR USD 1 Month - 0.05%), 1.97%, 02/07/20(b)		1,900	1,899,969
Federal Home Loan Bank Discount Notes(a):
1.85%, 07/11/18		1,335	1,334,315
1.86%, 07/18/18		2,130	2,128,133
1.89%, 08/08/18		1,330	1,327,362
1.87%, 07/10/18		1,065	1,064,505
1.84%, 07/20/18		855	854,172
1.86%, 07/25/18		1,725	1,722,862
1.90%, 08/03/18		845	843,532
1.74%, 08/10/18		3,500	3,493,276
1.90%, 08/22/18		1,400	1,396,168
1.94%, 08/29/18		345	343,914
1.94%, 09/07/18		1,025	1,021,263
2.02%, 10/19/18		1,740	1,729,367
2.02%, 10/22/18		160	158,996
2.02%, 10/24/18		100	99,361
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.16%), 1.94%, 07/27/18		2,135	2,135,000
(LIBOR USD 1 Month - 0.15%), 1.95%, 07/27/18		865	865,000
(LIBOR USD 1 Month - 0.12%), 1.89%, 10/03/18		1,000	1,000,000
(LIBOR USD 1 Month - 0.14%), 1.96%, 10/26/18		750	750,000
(LIBOR USD 1 Month - 0.10%), 1.88%, 11/01/18		3,000	3,000,000
(LIBOR USD 1 Month - 0.10%), 1.90%, 11/02/18		2,000	2,000,000
(LIBOR USD 1 Month - 0.09%), 2.00%, 01/25/19		750	750,000
(LIBOR USD 1 Month - 0.13%), 1.97%, 01/28/19		595	595,000
(LIBOR USD 1 Month - 0.12%), 1.98%, 02/25/19		960	960,000
(LIBOR USD 1 Month - 0.12%), 1.97%, 03/25/19		1,800	1,800,000
(LIBOR USD 3 Month - 0.16%), 2.17%, 06/12/19		420	419,896
(LIBOR USD 3 Month - 0.16%), 2.17%, 06/20/19		1,000	1,000,000
(LIBOR USD 1 Month - 0.05%), 2.05%, 06/28/19		435	435,000
(LIBOR USD 1 Month - 0.08%), 2.02%, 08/27/19		1,190	1,190,000
(LIBOR USD 1 Month - 0.06%), 2.04%, 09/27/19		1,000	1,000,000
(LIBOR USD 3 Month - 0.14%), 2.19%, 12/19/19		535	535,000
(LIBOR USD 1 Month - 0.04%), 2.05%, 04/17/20		940	940,000
Federal Home Loan Mortgage Corp. Discount Notes, 1.80%, 07/26/18(a)		2,825	2,821,488
Federal Home Loan Mortgage Corp. Notes, 0.88%, 10/12/18		840	838,234
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%), 1.93%, 08/08/19(b)		1,500	1,499,178

Total U.S. Government Sponsored Agency Obligations — 43.4% (Cost: $52,735,038)			52,735,038

U.S. Treasury Obligations — 14.8%
U.S. Treasury Bills(a):
1.59%, 07/12/18		1,000	999,519
1.61%, 07/19/18		1,310	1,308,952
1.64%, 08/02/18		2,630	2,626,201
1.69%, 08/09/18		1,555	1,552,186
1.84%, 08/23/18		1,930	1,924,829
2.11%, 12/27/18		1,875	1,855,562

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
U.S. Treasury Notes:
1.38%, 07/31/18	USD	830	$829,901
1.13%, 01/31/19		100	99,422
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.05%, 01/31/19(b)		3,775	3,775,000
1.50%, 02/28/19		3,000	2,985,024

Total U.S. Treasury Obligations — 14.8% (Cost: $17,956,596)			17,956,596

Total Repurchase Agreements — 25.6% (Cost: $31,070,000)			31,070,000

Total Investments — 83.8% (Cost: $101,761,634)*			101,761,634
Other Assets Less Liabilities — 16.2%			19,738,119

Net Assets — 100.0%			$121,499,753

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
*	Cost for U.S. federal income tax purposes.

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Government Money Market V.I. Fund

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	2.10%		06/29/18	07/02/18	$4,000	$4,000	$4,000,700	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 4.00%, due 01/31/19 to 05/01/48	$ 4,060,082	$ 4,100,053
BNP Paribas SA	2.12		06/29/18	07/02/18	2,000	2,000	2,000,353	U.S. Government Sponsored Agency Obligations, 2.63% to 6.00%, due 09/01/25 to 11/01/46	20,380,202	2,058,223
Goldman Sachs & Co. LLC	2.00		06/27/18	07/03/18	2,570	2,570	2,570,857	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 09/15/33 to 05/15/53	5,121,893	2,621,400
JP Morgan Securities LLC	2.10		06/29/18	07/02/18	3,000	3,000	3,000,525	U.S. Treasury Obligation, 3.63%, due 02/15/21	2,945,000	3,060,557
	2.26	(a)	06/29/18	08/06/18	3,500	3,500	3,508,351	U.S. Government Sponsored Agency Obligation, 3.50%, due 07/20/46	4,720,000	3,570,505

Total JP Morgan Securities LLC						$6,500				$ 6,631,062

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.00		06/27/18	07/03/18	500	500	500,167	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/01/47	543,098	515,000
	2.12		06/29/18	07/02/18	8,000	8,000	8,001,413	U.S. Government Sponsored Agency Obligation, 3.82%, due 04/01/47	12,603,410	8,240,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$8,500				$ 8,755,001

Mizuho Securities USA LLC	2.12		06/29/18	07/02/18	5,000	5,000	5,000,883	U.S. Treasury Obligation, 0.13%, due 04/15/19	4,798,900	5,100,065
Wells Fargo Securities LLC	1.92		06/27/18	07/03/18	1,500	1,500	1,500,480	U.S. Government Sponsored Agency Obligations, 3.65% to 5.00%, due 08/01/36 to 07/01/48	1,544,313	1,545,000
	1.93		06/28/18	07/05/18	1,000	1,000	1,000,375	U.S. Government Sponsored Agency Obligations, 2.55% to 4.00%, due 01/01/33 to 02/01/57	1,029,813	1,030,000

Total Wells Fargo Securities LLC						$2,500				$ 2,575,000

						$31,070				$31,840,804

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$101,761,634	$—	$101,761,634

(a)	See above Schedule of Investments for values in each security type.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	5

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $70,691,634)	$70,691,634
Cash	4,784,877
Repurchase agreements at value (cost — $31,070,000)	31,070,000
Receivables:
Capital shares sold	14,976,446
Interest — unaffiliated	58,357
From the Manager	4,147
Prepaid expenses	354
Other assets	23,187

Total assets	121,609,002

LIABILITIES
Payables:
Accounting Fees	7,639
Capital shares redeemed	221
Printing fees	43,779
Professional fees	17,760
Board realignment and consolidation	4,310
Investment advisory fees	27,091
Directors’ and Officer’s fees	2,567
Other affiliates	406
Other accrued expenses	5,476

Total liabilities	109,249

NET ASSETS	$121,499,753

NET ASSETS CONSIST OF
Paid-in capital	$121,495,176
Accumulated net realized gain	4,577

NET ASSETS	$121,499,753

Class I — Based on net assets of $121,499,753 and 121,499,315 shares outstanding, 3.3 billion shares authorized, $0.10 par value.	$1.00

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$1,192,985

Total investment income	1,192,985

EXPENSES
Investment advisory	370,085
Transfer agent — class specific	61,356
Professional	30,814
Accounting services	19,680
Printing	18,299
Directors and Officer	8,488
Custodian	6,566
Board realignment and consolidation	4,310
Transfer agent	2,480
Miscellaneous	3,050

Total expenses	525,128
Less:
Fees waived and/or reimbursed by the Manager	(241,718)
Transfer agent fees waived and/or reimbursed	(61,356)

Total expenses after fees waived and/or reimbursed	222,054

Net investment income	970,931

REALIZED GAIN
Net realized gain from investments	4,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$975,361

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$970,931	$915,448
Net realized gain	4,430	475

Net increase in net assets resulting from operations	975,361	915,923

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(970,931)	(915,448)
From net realized gain	—	(477)

Decrease in net assets resulting from distributions to shareholders	(970,931)	(915,925)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	129,712,169	110,014,964
Reinvestments of distributions	970,931	916,673
Cost of shares redeemed	(144,846,377)	(126,795,881)

Net decrease in net assets derived from capital share transactions	(14,163,277)	(15,864,244)

NET ASSETS
Total decrease in net assets	(14,158,847)	(15,864,246)
Beginning of period	135,658,600	151,522,846

End of period	$121,499,753	$135,658,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0065		0.0064		0.0013		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0001		0.0000	(a)	0.0000	(a)	0.0001		0.0001		0.0000	(a)

Net increase from investment operations	0.0066		0.0064		0.0013		0.0001		0.0001		0.0000

Distributions(b)
From net investment income	(0.0066)		(0.0064)		(0.0013)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)		(0.0000	)(c)

Total distributions	(0.0066)		(0.0064)		(0.0013)		(0.0001)		(0.0001)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.66	%(e)	0.65%		0.13%		0.01%		0.01%		0.00%

Ratios to Average Net Assets:
Total expenses	0.71	%(f)	0.72%		0.62%		0.61%		0.61%		0.63%

Total expenses after fees waived and/or reimbursed	0.30	%(f)	0.30%		0.30%		0.18%		0.17%		0.20%

Net investment income	1.31	%(f)	0.63%		0.13%		0.00%		0.00%		0.00%

Supplemental Data:
Net assets, end of period (000)	$121,500		$135,659		$151,523		$152,118		$228,241		$179,570

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $705 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived $237,408 and reimbursed $61,356, which is shown as fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (unaudited) (continued)

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount reimbursed was $4,310.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock High Yield V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Class I Shares performed in line with its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Fund’s Class III shares underperformed.

What factors influenced performance?

High-yield bonds finished the first half of the year with flat returns, as income offset a modest decline in prices. The bulk of the price weakness occurred in February, when a spike in U.S. Treasury yields weighed on performance across the fixed-income market.

Selection in the cable & satellite, wireline telecommunications, and retail industries were the most significant detractors. Positions in bonds rated CCC and below also cost the Fund some relative performance. A modest allocation to investment-grade bonds detracted slightly, as did the use of equity derivatives to manage the risk of market volatility.

The largest contributions to Fund performance came from security selection in the gaming, chemicals and technology industries. By credit rating, positions in unrated and B rated securities were the largest contributors. Allocations to preferred and common stocks were also additive to performance, as was the Fund’s weighting in bank loans.

The Fund may utilize derivatives in the form of credit default swaps (“CDS”), index credit default swaps “(CDX”), total return swaps (“TRS”) and currency forwards from time to time and did so over the period. Currency forwards were intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds (maintaining U.S. dollar risk only). CDS/CDX were used as hedging vehicles, but are also used to express credit views, and as a means to put capital to work in moving markets. On occasion, the Fund utilized S&P 500 and Russell 2000 futures as an additional mechanism to manage portfolio beta and general market volatility. For the period, overall derivative usage positively contributed to Fund performance.

Describe recent portfolio activity.

The Fund added to its allocation to bank loans on the belief that these senior, secured assets provide attractive income with minimal interest-rate risk.

The Fund reduced its exposure to the independent energy and media & entertainment industries, while adding to the healthcare and aerospace & defense industries.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

While the lower-quality and distressed portions of the high yield market outperformed over the period, the Fund remained underweight in these areas in order to manage risk. However, the Fund retained positions in select CCC rated issues with improving credit characteristics and attractive yields. The Fund maintained an underweight in BB rated bonds and an overweight in B rated issues. As a result, the Fund was underweight in the market’s “tails”, both the higher-yielding segment of the market that contains a larger concentration of stressed assets, as well as the portion of the market that features lower yields.

At the industry level, the Fund’s largest overweights were in gaming, metals/mining and technology. Conversely, it was underweight in the retail, automotive and home construction industries. The Fund had an approximately 9.0% weighting in bank loans, coupled with smaller positions in both preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock High Yield V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	Standardized 30-Day Yields (c)	Unsubsidized 30-Day Yields (c)	6-Month Total Returns (d)	Average Annual Total Returns
				1 Year (d)	5 Years (d)	10 Years (d)
Class I(a)(b)	5.47%	5.35%	0.19%	2.87%	5.30%	7.26%
Class III(a)(b)	5.23	5.10	0.07	2.62	5.05	6.98	(e)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	—	—	0.16	2.62	5.52	8.23

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund.”

(c)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(d)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(e)

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,001.90	$3.08	$1,000.00	$1,021.72	$3.11	0.62%
Class III	1,000.00	1,000.70	4.27	1,000.00	1,020.53	4.31	0.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information as of June 30, 2018

CREDIT QUALITY ALLOCATIONS

Credit Rating (a)	Percent of Total Investments (b)
BBB/Baa	6%
BB/Ba	40%
B	41%
CCC/Caa	10%
NR	3%

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 1.6%

Banks — 0.1%
Bank of America Corp.		8,172	$230,368
JPMorgan Chase & Co.		2,204	229,657

			460,025
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)		1,047	230,937
Morgan Stanley		4,686	222,116

			453,053
Chemicals — 0.2%
Advanced Emissions Solutions, Inc.		1,644	18,676
Platform Specialty Products Corp.(a)		107,358	1,245,353

			1,264,029
Construction & Engineering — 0.4%
Star Group, Inc. (The)(a)		56,419	2,046,216

Containers & Packaging — 0.0%
Crown Holdings, Inc.(a)		5,501	246,225

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc.		14,043	261,761

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		12,660	453,228

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp.(a)		5,617	188,562
Universal Health Services, Inc., Class B		2,970	330,977

			519,539
IT Services — 0.1%
First Data Corp., Class A(a)		26,389	552,322

Machinery — 0.0%
Gates Industrial Corp. plc(a)		3,921	63,795

Media — 0.1%
Altice USA, Inc., Class A		20,929	357,049

Metals & Mining — 0.2%
Constellium NV, Class A(a)		80,736	831,581

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)		11,157	666,631

Total Common Stocks — 1.6% (Cost: $7,697,922)			8,175,454

	Par (000)
Corporate Bonds — 84.3%

Aerospace & Defense — 3.0%
Arconic, Inc.:
6.15%, 08/15/20	USD	595	618,800
5.13%, 10/01/24		1,822	1,799,225
5.90%, 02/01/27		257	258,927
6.75%, 01/15/28		234	248,333
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		401	402,508
Bombardier, Inc.(b):
7.75%, 03/15/20		256	270,080
8.75%, 12/01/21		1,246	1,370,600
5.75%, 03/15/22		70	70,262
6.00%, 10/15/22		24	23,903
6.13%, 01/15/23		1,414	1,417,535
7.50%, 12/01/24		1,188	1,250,370
7.50%, 03/15/25		1,584	1,649,340
7.45%, 05/01/34		210	212,625

Security	Par (000)		Value
Aerospace & Defense (continued)
BWX Technologies, Inc., 5.38%, 07/15/26(b)	USD	244	$247,050
KLX, Inc., 5.88%, 12/01/22(b)		2,006	2,083,733
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		271	281,162
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		219	226,118
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)		948	961,035
TransDigm, Inc.:
6.00%, 07/15/22		428	430,268
6.50%, 07/15/24		978	995,115
6.38%, 06/15/26		522	518,085

			15,335,074
Air Freight & Logistics — 0.2%
XPO Logistics, Inc.(b):
6.50%, 06/15/22		664	678,940
6.13%, 09/01/23		400	410,500

			1,089,440
Airlines — 0.0%(b)
American Airlines Group, Inc., 5.50%, 10/01/19		30	30,300
Virgin Australia Pass-Through Trust, 7.13%, 10/23/18		61	61,793

			92,093
Auto Components — 0.7%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		16	15,740
Icahn Enterprises LP:
6.25%, 02/01/22		1,147	1,169,940
6.75%, 02/01/24		875	881,562
6.38%, 12/15/25		198	198,248
IHO Verwaltungs GmbH(b)(c):
4.12% (4.12% Cash or 4.88% PIK), 09/15/21		201	197,985
4.50% (4.50% Cash or 5.25% PIK), 09/15/23		515	493,113
4.75% (4.75% Cash or 5.50% PIK), 09/15/26		505	475,331
JB Poindexter & Co., Inc., 7.13%, 04/15/26(b)		139	142,475

			3,574,394
Automobiles — 0.1%(b)
Jaguar Land Rover Automotive plc, 5.63%, 02/01/23		150	152,062
Tesla, Inc., 5.30%, 08/15/25		682	606,980

			759,042
Banks — 0.6%
Banco Espirito Santo SA(a)(d):
2.63%, 05/08/17	EUR	100	33,282
4.75%, 01/15/18		100	32,991
4.00%, 01/21/19		100	33,866
Barclays plc:
4.38%, 09/11/24	USD	850	826,183
5.20%, 05/12/26		200	196,472
CIT Group, Inc.:
5.00%, 08/15/22		30	30,338
5.00%, 08/01/23		634	641,354
5.25%, 03/07/25		247	248,852
6.13%, 03/09/28		138	141,795
HSBC Holdings plc(e)(f):
(USD Swap Rate 5 Year + 3.45%), 6.25%		358	351,288
(USD Swap Rate 5 Year + 3.75%), 6.00%		465	431,287

			2,967,708
Building Products — 0.3%(b)
CPG Merger Sub LLC, 8.00%, 10/01/21		396	400,950
Jeld-Wen, Inc.:
4.63%, 12/15/25		137	130,492
4.88%, 12/15/27		74	68,820

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Products (continued)
Standard Industries, Inc.:
5.50%, 02/15/23	USD	5	$5,050
5.38%, 11/15/24		245	241,937
6.00%, 10/15/25		552	553,380
USG Corp.:
5.50%, 03/01/25		37	38,018
4.88%, 06/01/27		176	179,960

			1,618,607
Capital Markets — 0.1%(b)
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(c)		324	327,305
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24		92	93,121
MSCI, Inc., 5.25%, 11/15/24		167	168,670

			589,096
Chemicals — 3.6%
Alpha 2 BV, 8.75% ( 8.75% Cash or 9.50% PIK), 06/01/23(b)(c)		410	407,950
Alpha 3 BV, 6.25%, 02/01/25(b)		1,300	1,277,250
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		703	697,728
Blue Cube Spinco LLC:
9.75%, 10/15/23		377	426,952
10.00%, 10/15/25		1,067	1,240,388
CF Industries, Inc.:
7.13%, 05/01/20		71	74,994
5.15%, 03/15/34		105	97,387
4.95%, 06/01/43		310	261,950
Chemours Co. (The):
6.63%, 05/15/23		215	225,481
7.00%, 05/15/25		108	115,830
4.00%, 05/15/26	EUR	100	116,196
5.38%, 05/15/27	USD	340	328,950
Gates Global LLC, 6.00%, 07/15/22(b)		892	903,150
Hexion, Inc.:
6.63%, 04/15/20		332	310,885
10.38%, 02/01/22(b)		222	217,560
Huntsman International LLC, 5.13%, 11/15/22		1,355	1,392,923
Koppers, Inc., 6.00%, 02/15/25(b)		278	278,000
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,530	1,606,500
MPM Escrow LLC, 8.88%, 10/15/20(a)(g)		334	—
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		338	321,100
Olin Corp., 5.00%, 02/01/30		172	162,540
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		3,755	3,820,712
5.88%, 12/01/25		1,463	1,430,083
PQ Corp.(b):
6.75%, 11/15/22		685	719,250
5.75%, 12/15/25		779	766,341
W.R. Grace & Co.- Conn., 5.13%, 10/01/21(b)		949	967,695

			18,167,795
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 5.25%, 12/15/24(b)		108	107,730
ADT Corp. (The):
3.50%, 07/15/22		74	69,264
4.13%, 06/15/23		1,794	1,681,875
4.88%, 07/15/32(b)		652	510,190
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		219	217,905
Algeco Global Finance plc:
6.50%, 02/15/23	EUR	200	237,890
8.00%, 02/15/23(b)	USD	1,066	1,081,990

Security	Par (000)		Value
Commercial Services & Supplies (continued)
APX Group, Inc.:
8.75%, 12/01/20	USD	357	$341,685
7.88%, 12/01/22		191	189,806
Aramark Services, Inc.:
5.13%, 01/15/24		1,170	1,170,000
4.75%, 06/01/26		500	483,125
5.00%, 02/01/28(b)		43	41,065
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		182	178,360
Hulk Finance Corp., 7.00%, 06/01/26(b)		415	397,362
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		481	459,355
Matthews International Corp., 5.25%, 12/01/25(b)		90	86,175
Mobile Mini, Inc., 5.88%, 07/01/24		1,275	1,290,938
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		176	167,640
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		1,397	1,487,386
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		767	743,990
Tervita Escrow Corp., 7.63%, 12/01/21(b)		460	469,200
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		283	272,034
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		392	370,440

			12,055,405
Communications Equipment — 0.4%
CommScope Technologies LLC(b):
6.00%, 06/15/25		2	2,042
5.00%, 03/15/27		795	748,294
CommScope, Inc., 5.00%, 06/15/21(b)		165	165,000
Nokia OYJ:
3.38%, 06/12/22		133	128,755
4.38%, 06/12/27		187	175,780
6.63%, 05/15/39		788	821,490

			2,041,361
Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		582	589,275
Engility Corp., 8.88%, 09/01/24		287	299,915
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		200	212,500
6.25%, 03/15/26		103	104,030
Tutor Perini Corp., 6.88%, 05/01/25(b)		298	298,372
Weekley Homes LLC, 6.63%, 08/15/25(b)		82	77,695

			1,581,787
Consumer Finance — 1.6%
Ally Financial, Inc.:
5.13%, 09/30/24		1,032	1,050,060
8.00%, 11/01/31		2,390	2,844,100
Navient Corp.:
6.63%, 07/26/21		515	529,008
6.50%, 06/15/22		288	294,840
5.50%, 01/25/23		1,165	1,144,612
7.25%, 09/25/23		154	161,315
5.88%, 10/25/24		63	60,874
6.75%, 06/25/25		120	118,800
6.75%, 06/15/26		335	327,362
5.63%, 08/01/33		100	84,500
Springleaf Finance Corp.:
6.13%, 05/15/22		90	91,800
5.63%, 03/15/23		14	13,926
6.88%, 03/15/25		548	543,890
7.13%, 03/15/26		732	728,340

			7,993,427

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Containers & Packaging — 2.8%
Ardagh Packaging Finance plc(b):
6.00%, 06/30/21	USD	550	$556,188
4.63%, 05/15/23		2,092	2,068,465
7.25%, 05/15/24		2,967	3,085,680
4.75%, 07/15/27	GBP	100	126,201
Ball Corp.:
5.00%, 03/15/22	USD	279	287,021
4.00%, 11/15/23		182	176,831
Berry Global, Inc., 4.50%, 02/15/26(b)		180	167,850
BWAY Holding Co.(b):
5.50%, 04/15/24		2,087	2,034,825
7.25%, 04/15/25		284	276,900
Crown Americas LLC:
4.75%, 02/01/26(b)		784	744,800
4.25%, 09/30/26		1,031	943,365
Flex Acquisition Co., Inc., 7.88%, 07/15/26(b)		169	168,341
OI European Group BV, 4.00%, 03/15/23(b)		376	350,620
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		189	189,685
6.87%, 02/15/21		41	41,402
(LIBOR USD 3 Month + 3.50%), 5.85%, 07/15/21(b)(f)		620	625,766
5.13%, 07/15/23(b)		592	584,600
7.00%, 07/15/24(b)		1,091	1,114,184
Sealed Air Corp.(b):
4.88%, 12/01/22		536	541,360
6.88%, 07/15/33		31	34,022

			14,118,106
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23		993	1,017,825
5.88%, 05/15/26		311	305,946

			1,323,771
Diversified Consumer Services — 0.4%
Carriage Services, Inc., 6.63%, 06/01/26(b)		242	245,327
Graham Holdings Co., 5.75%, 06/01/26(b)		274	276,740
Laureate Education, Inc., 8.25%, 05/01/25(b)		319	340,335
Service Corp. International:
4.50%, 11/15/20		240	240,300
5.38%, 01/15/22		166	167,660
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		549	532,530

			1,802,892
Diversified Financial Services — 0.5%(b)
FBM Finance, Inc., 8.25%, 08/15/21		355	369,644
Infinity Acquisition LLC, 7.25%, 08/01/22		125	127,600
Jefferies Finance LLC:
7.38%, 04/01/20		200	200,946
6.88%, 04/15/22		741	739,147
Tempo Acquisition LLC, 6.75%, 06/01/25		755	724,800
Travelport Corporate Finance plc, 6.00%, 03/15/26		240	241,800
Vantiv LLC, 4.38%, 11/15/25		263	250,960

			2,654,897
Diversified Telecommunication Services — 5.5%
Altice France SA(b):
6.00%, 05/15/22		1,069	1,072,795
7.38%, 05/01/26		3,144	3,073,889
CCO Holdings LLC(b):
4.00%, 03/01/23		469	440,860
5.13%, 05/01/23		218	215,209
5.13%, 05/01/27		3,774	3,531,049
5.00%, 02/01/28		609	557,235

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21	USD	1,402	$1,441,494
Series T, 5.80%, 03/15/22		205	202,950
Series W, 6.75%, 12/01/23		380	381,900
Series Y, 7.50%, 04/01/24		1,018	1,045,995
Series P, 7.60%, 09/15/39		21	17,430
Series U, 7.65%, 03/15/42		160	132,800
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		1,098	1,001,925
Embarq Corp., 8.00%, 06/01/36		266	251,037
Frontier Communications Corp.:
7.13%, 03/15/19		349	351,618
10.50%, 09/15/22		120	108,900
7.13%, 01/15/23		208	153,270
6.88%, 01/15/25		148	95,275
11.00%, 09/15/25		1,252	1,001,224
8.50%, 04/01/26(b)		674	650,410
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		323	321,385
5.50%, 08/01/23		839	752,751
9.75%, 07/15/25(b)		933	984,315
Intelsat SA, 4.50%, 06/15/25(b)(h)		79	96,671
Level 3 Financing, Inc.:
5.38%, 08/15/22		395	395,000
5.13%, 05/01/23		516	505,680
5.38%, 01/15/24		227	222,347
5.38%, 05/01/25		363	349,387
5.25%, 03/15/26		2,132	2,027,745
Qualitytech LP, 4.75%, 11/15/25(b)		204	190,934
Qwest Corp., 6.75%, 12/01/21		160	170,256
Sprint Capital Corp.:
6.90%, 05/01/19		375	382,575
6.88%, 11/15/28		278	266,185
8.75%, 03/15/32		556	594,920
Telecom Italia Capital SA:
6.38%, 11/15/33		230	226,550
6.00%, 09/30/34		1,579	1,504,787
7.20%, 07/18/36		525	543,848
Telesat Canada, 8.88%, 11/15/24(b)		325	347,750
Virgin Media Finance plc, 5.75%, 01/15/25(b)		1,797	1,684,688
Virgin Media Secured Finance plc, 5.25%, 01/15/26(b)		465	430,125

			27,725,164
Electric Utilities — 0.1%
DPL, Inc., 7.25%, 10/15/21		39	42,114
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		239	230,038

			272,152
Electrical Equipment — 0.6%(b)
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26		286	290,826
Sensata Technologies BV:
5.63%, 11/01/24		547	567,513
5.00%, 10/01/25		896	902,720
Vertiv Group Corp., 9.25%, 10/15/24		1,165	1,141,700

			2,902,759
Electronic Equipment, Instruments & Components — 0.5%
Anixter, Inc., 5.63%, 05/01/19		55	55,963
CDW LLC:
5.00%, 09/01/23		314	314,283
5.50%, 12/01/24		1,763	1,798,260
5.00%, 09/01/25		547	537,427
Itron, Inc., 5.00%, 01/15/26(b)		36	34,189

			2,740,122

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services — 2.6%
Apergy Corp., 6.38%, 05/01/26(b)	USD	148	$150,405
Calfrac Holdings LP, 8.50%, 06/15/26(b)		295	293,525
CSI Compressco LP, 7.50%, 04/01/25(b)		463	464,736
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		262	271,498
Ensco plc:
4.50%, 10/01/24		136	112,030
5.20%, 03/15/25		45	37,350
7.75%, 02/01/26		856	808,663
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		555	578,588
Nabors Industries, Inc.:
4.63%, 09/15/21		91	88,953
5.75%, 02/01/25(b)		230	217,350
Noble Holding International Ltd.:
7.75%, 01/15/24		528	500,280
7.95%, 04/01/25		61	56,730
7.88%, 02/01/26(b)		1,342	1,382,260
Pioneer Energy Services Corp., 6.13%, 03/15/22		399	379,050
Precision Drilling Corp.:
6.50%, 12/15/21		35	35,898
7.75%, 12/15/23		110	115,775
5.25%, 11/15/24		168	158,760
7.13%, 01/15/26(b)		175	179,725
Rowan Cos., Inc.:
4.88%, 06/01/22		90	85,050
4.75%, 01/15/24		164	141,450
7.38%, 06/15/25		460	445,050
SESI LLC:
7.13%, 12/15/21		110	111,925
7.75%, 09/15/24		281	288,376
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		449	447,316
Transocean, Inc.:
8.37%, 12/15/21		135	144,450
5.80%, 10/15/22		363	360,277
9.00%, 07/15/23(b)		1,306	1,405,583
7.50%, 01/15/26(b)		361	366,641
6.80%, 03/15/38		117	95,062
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		449	432,163
USA Compression Partners LP, 6.88%, 04/01/26(b)		786	813,510
Weatherford International Ltd.:
7.75%, 06/15/21		967	994,801
8.25%, 06/15/23		696	690,495
6.50%, 08/01/36		116	90,770
7.00%, 03/15/38		183	145,942
5.95%, 04/15/42		190	142,025

			13,032,462
Equity Real Estate Investment Trusts (REITs) — 2.5%
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		222	222,000
CoreCivic, Inc., 4.75%, 10/15/27		685	621,638
CyrusOne LP:
5.00%, 03/15/24		954	954,000
5.38%, 03/15/27		68	67,490
Equinix, Inc.:
5.38%, 04/01/23		70	71,654
5.88%, 01/15/26		1,633	1,654,229
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		1,027	991,055
GEO Group, Inc. (The):
5.13%, 04/01/23		212	207,760
5.88%, 10/15/24		586	577,210
6.00%, 04/15/26		70	67,900
iStar, Inc.:
4.63%, 09/15/20		46	45,310
6.00%, 04/01/22		74	74,000
5.25%, 09/15/22		75	72,609

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	USD	1,159	$1,173,488
4.50%, 09/01/26		1,293	1,200,874
4.50%, 01/15/28		1,267	1,149,802
MPT Operating Partnership LP, 5.00%, 10/15/27		190	181,450
SBA Communications Corp.:
4.00%, 10/01/22(b)		1,807	1,727,944
4.88%, 09/01/24		505	483,052
Uniti Group LP, 8.25%, 10/15/23		572	546,260
VICI Properties 1 LLC, 8.00%, 10/15/23		321	356,349

			12,446,074
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC:
6.63%, 06/15/24		163	153,888
5.75%, 03/15/25		152	134,520
Albertsons Cos., Inc., (LIBOR USD 3 Month + 3.75%), 6.09%, 01/15/24(b)(f)		378	378,945
Rite Aid Corp., 6.13%, 04/01/23(b)		299	303,186

			970,539
Food Products — 0.9%
B&G Foods, Inc., 5.25%, 04/01/25		80	75,400
Chobani LLC, 7.50%, 04/15/25(b)		362	347,520
JBS USA LUX SA(b):
5.88%, 07/15/24		1,177	1,124,047
5.75%, 06/15/25		1,360	1,264,800
6.75%, 02/15/28		722	682,073
Post Holdings, Inc.(b):
5.50%, 03/01/25		182	177,677
5.00%, 08/15/26		758	706,835
5.75%, 03/01/27		29	28,130
5.63%, 01/15/28		35	32,813

			4,439,295
Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		520	523,900

Health Care Equipment & Supplies — 2.0%
Avantor, Inc.(b):
6.00%, 10/01/24		3,034	3,001,233
9.00%, 10/01/25		706	711,436
DJO Finance LLC, 8.13%, 06/15/21(b)		1,803	1,824,997
Fresenius US Finance II, Inc., 4.50%, 01/15/23(b)		127	129,122
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		155	152,287
5.75%, 08/01/22		1,191	1,071,900
5.63%, 10/15/23		50	41,675
5.50%, 04/15/25		23	18,400
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		2,311	2,259,002
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		398	405,960
Teleflex, Inc., 4.88%, 06/01/26		273	267,540

			9,883,552
Health Care Providers & Services — 4.9%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		31	30,922
5.63%, 02/15/23		279	281,093
6.50%, 03/01/24		474	485,850
Centene Corp.:
5.63%, 02/15/21		286	292,042
4.75%, 05/15/22		448	450,800
6.13%, 02/15/24		73	76,924
Centene Escrow I Corp., 5.38%, 06/01/26(b)		2,180	2,208,623
Community Health Systems, Inc., 8.63%, 01/15/24(b)		363	363,907
DaVita, Inc., 5.13%, 07/15/24		757	734,290

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Encompass Health Corp., 5.75%, 11/01/24	USD	445	$445,258
Envision Healthcare Corp.:
5.13%, 07/01/22(b)		261	263,284
5.63%, 07/15/22		744	753,765
6.25%, 12/01/24(b)		223	237,495
HCA, Inc.:
5.88%, 03/15/22		435	453,488
4.75%, 05/01/23		1,006	1,003,485
5.00%, 03/15/24		2,193	2,193,000
5.25%, 04/15/25		896	896,000
5.88%, 02/15/26		1,479	1,491,941
5.25%, 06/15/26		988	981,282
4.50%, 02/15/27		129	121,421
5.50%, 06/15/47		1,358	1,245,965
MEDNAX, Inc., 5.25%, 12/01/23(b)		144	140,400
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		134	129,980
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		734	752,350
NVA Holdings, Inc., 6.88%, 04/01/26(b)		372	369,675
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(c)		1,560	1,608,750
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		187	196,701
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		145	149,169
6.75%, 07/01/25		771	731,486
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		566	486,760
Tenet Healthcare Corp.:
6.75%, 02/01/20		85	86,913
4.75%, 06/01/20		167	167,417
6.00%, 10/01/20		118	121,245
7.50%, 01/01/22(b)		226	235,040
8.13%, 04/01/22		1,798	1,879,845
6.75%, 06/15/23		535	532,325
4.63%, 07/15/24(b)		1,601	1,516,467
Vizient, Inc., 10.38%, 03/01/24(b)		444	489,510
WellCare Health Plans, Inc., 5.25%, 04/01/25		136	135,320

			24,740,188
Health Care Technology — 0.0%
IQVIA, Inc., 3.25%, 03/15/25	EUR	224	253,922

Hotels, Restaurants & Leisure — 4.6%
1011778 BC ULC(b):
4.25%, 05/15/24	USD	1,799	1,704,553
5.00%, 10/15/25		2,776	2,626,651
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	506	600,923
Boyd Gaming Corp., 6.00%, 08/15/26(b)	USD	310	306,900
Boyne USA, Inc., 7.25%, 05/01/25(b)		109	113,632
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		522	493,942
Churchill Downs, Inc., 4.75%, 01/15/28(b)		90	83,250
Eldorado Resorts, Inc., 6.00%, 04/01/25		131	131,164
GLP Capital LP:
5.38%, 11/01/23		66	67,402
5.25%, 06/01/25		76	76,000
5.38%, 04/15/26		192	190,080
Golden Nugget, Inc., 6.75%, 10/15/24(b)		602	602,108
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		225	213,750
5.13%, 05/01/26(b)		827	812,528
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		143	139,425
IRB Holding Corp., 6.75%, 02/15/26(b)		125	119,375
KFC Holding Co.(b):
5.00%, 06/01/24		35	34,552
5.25%, 06/01/26		651	641,235
4.75%, 06/01/27		26	24,570

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
LHMC Finco SARL, 7.88%, 12/20/23(b)	USD	206	$200,582
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)		265	250,359
MGM Resorts International:
5.25%, 03/31/20		161	163,818
6.75%, 10/01/20		113	118,367
6.63%, 12/15/21		2,360	2,486,850
7.75%, 03/15/22		287	311,395
6.00%, 03/15/23		395	406,850
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		65	65,650
5.25%, 11/15/23		278	279,732
Scientific Games International, Inc.:
10.00%, 12/01/22		1,608	1,715,688
5.00%, 10/15/25(b)		1,306	1,243,965
3.38%, 02/15/26	EUR	400	443,283
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	76	82,088
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		2,840	2,765,450
Stars Group Holdings BV, 7.00%, 07/15/26(b)		716	723,160
Station Casinos LLC, 5.00%, 10/01/25(b)		601	564,940
Viking Cruises Ltd.(b):
6.25%, 05/15/25		482	472,360
5.88%, 09/15/27		1,008	952,560
Wyndham Destinations, Inc., 4.15%, 04/01/24		256	251,840
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		115	114,138
Wynn Macau Ltd., 5.50%, 10/01/27(b)		800	764,000
Yum! Brands, Inc., 3.88%, 11/01/23		97	92,635

			23,451,750
Household Durables — 1.3%
Brookfield Residential Properties, Inc.(b):
6.50%, 12/15/20		20	20,250
6.38%, 05/15/25		93	93,000
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		276	290,490
Lennar Corp.:
4.50%, 11/15/19		64	64,400
6.63%, 05/01/20		255	267,750
8.38%, 01/15/21		488	533,140
4.75%, 04/01/21		51	51,727
4.13%, 01/15/22		684	677,160
5.38%, 10/01/22		20	20,400
4.88%, 12/15/23		450	448,875
5.25%, 06/01/26		170	166,600
4.75%, 11/29/27		465	436,077
LGI Homes, Inc., 6.88%, 07/15/26(b)		256	255,360
Mattamy Group Corp.(b):
6.88%, 12/15/23		234	237,182
6.50%, 10/01/25		241	236,315
MDC Holdings, Inc., 6.00%, 01/15/43		256	222,182
Meritage Homes Corp.:
7.15%, 04/15/20		70	73,850
5.13%, 06/06/27		291	270,630
PulteGroup, Inc.:
5.50%, 03/01/26		161	159,390
6.38%, 05/15/33		473	473,000
6.00%, 02/15/35		244	235,460
Tempur Sealy International, Inc., 5.50%, 06/15/26		241	233,168
TRI Pointe Group, Inc.:
4.38%, 06/15/19		165	165,858
4.88%, 07/01/21		115	115,719
5.88%, 06/15/24		170	168,725
5.25%, 06/01/27		147	134,872
William Lyon Homes, Inc.:
6.00%, 09/01/23(b)		80	78,977
5.88%, 01/31/25		76	71,915

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Household Durables (continued)
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)	USD	140	$144,900

			6,347,372
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		460	474,950
5.75%, 07/15/25		405	399,938

			874,888
Independent Power and Renewable Electricity Producers — 1.7%
AES Corp.:
4.50%, 03/15/23		261	258,716
4.88%, 05/15/23		223	222,442
5.50%, 04/15/25		173	174,298
6.00%, 05/15/26		273	282,555
5.13%, 09/01/27		574	572,565
Calpine Corp.:
5.38%, 01/15/23		352	334,840
5.88%, 01/15/24(b)		272	269,280
5.75%, 01/15/25		80	73,150
5.25%, 06/01/26(b)		1,750	1,648,281
NRG Energy, Inc., 6.63%, 01/15/27		2,603	2,674,583
NRG Yield Operating LLC, 5.38%, 08/15/24		279	279,000
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		276	276,000
Talen Energy Supply LLC, 6.50%, 06/01/25		231	176,138
Vistra Energy Corp.:
7.38%, 11/01/22		605	632,225
5.88%, 06/01/23		136	139,910
7.63%, 11/01/24		117	124,751
8.00%, 01/15/25(b)		292	313,535
8.13%, 01/30/26(b)		228	247,665

			8,699,934
Insurance — 1.1%(b)
Acrisure LLC, 7.00%, 11/15/25		94	85,540
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		2,195	2,266,063
AmWINS Group, Inc., 7.75%, 07/01/26		431	437,465
Ardonagh Midco 3 plc, 8.63%, 07/15/23		1,116	1,132,740
AssuredPartners, Inc., 7.00%, 08/15/25		20	19,250
HUB International Ltd., 7.00%, 05/01/26		814	803,825
NFP Corp., 6.88%, 07/15/25		127	124,460
USIS Merger Sub, Inc., 6.88%, 05/01/25		80	79,600
Wand Merger Corp.:
8.13%, 07/15/23		307	311,221
9.13%, 07/15/26		308	311,850

			5,572,014
Internet & Direct Marketing Retail — 0.3%
Netflix, Inc.:
5.38%, 02/01/21		60	61,668
5.50%, 02/15/22		446	458,756
4.38%, 11/15/26		129	120,589
5.88%, 11/15/28(b)		650	656,305

			1,297,318
Internet Software & Services — 0.7%
GTT Communications, Inc., 7.88%, 12/31/24(b)		284	281,160
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		232	233,160
Zayo Group LLC:
6.00%, 04/01/23		902	917,785
6.38%, 05/15/25		16	16,300
5.75%, 01/15/27(b)		1,947	1,912,927

			3,361,332

Security	Par (000)		Value
IT Services — 1.6%(b)
Alliance Data Systems Corp.:
5.88%, 11/01/21	USD	490	$499,800
5.38%, 08/01/22		874	878,261
First Data Corp.:
7.00%, 12/01/23		1,128	1,174,902
5.75%, 01/15/24		4,262	4,262,085
Gartner, Inc., 5.13%, 04/01/25		516	513,420
WEX, Inc., 4.75%, 02/01/23		874	878,108

			8,206,576
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		525	511,219
6.20%, 10/01/40		101	86,102
5.45%, 11/01/41		59	47,495

			644,816
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		173	173,381

Machinery — 2.6%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		3,381	3,597,046
EnPro Industries, Inc., 5.88%, 09/15/22		160	163,200
Grinding Media, Inc., 7.38%, 12/15/23(b)		1,268	1,321,890
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		269	271,017
Navistar International Corp., 6.63%, 11/01/25(b)		370	380,175
Novelis Corp.(b):
6.25%, 08/15/24		1,981	1,981,000
5.88%, 09/30/26		2,131	2,040,432
RBS Global, Inc., 4.88%, 12/15/25(b)		394	370,360
SPX FLOW, Inc., 5.63%, 08/15/24(b)		557	552,823
Terex Corp., 5.63%, 02/01/25(b)		1,462	1,454,690
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		868	809,410
Wabash National Corp., 5.50%, 10/01/25(b)		303	290,880

			13,232,923
Media — 6.7%
Acosta, Inc., 7.75%, 10/01/22(b)		261	129,195
Altice Financing SA(b):
6.63%, 02/15/23		400	394,200
7.50%, 05/15/26		1,793	1,734,190
Altice Luxembourg SA, 7.75%, 05/15/22(b)		2,199	2,127,532
Altice US Finance I Corp.(b):
5.38%, 07/15/23		2,131	2,120,345
5.50%, 05/15/26		254	245,110
AMC Networks, Inc.:
5.00%, 04/01/24		238	234,430
4.75%, 08/01/25		318	305,681
Cablevision Systems Corp., 8.00%, 04/15/20		125	131,212
CBS Radio, Inc., 7.25%, 11/01/24(b)		18	17,145
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		1,634	1,623,917
7.75%, 07/15/25		1,294	1,352,230
7.50%, 04/01/28		657	665,015
Charter Communications Operating LLC, 4.91%, 07/23/25		10	10,099
Clear Channel International BV, 8.75%, 12/15/20(b)		1,189	1,229,129
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 03/15/20		1,401	1,392,003
Series A, 6.50%, 11/15/22		5,009	5,104,615
CSC Holdings LLC:
10.13%, 01/15/23(b)		2,140	2,359,350
5.25%, 06/01/24		612	578,340
10.88%, 10/15/25(b)		2,686	3,096,421

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
DISH DBS Corp.:
5.88%, 07/15/22	USD	1,290	$1,212,600
5.00%, 03/15/23		273	236,827
5.88%, 11/15/24		427	361,349
7.75%, 07/01/26		924	809,655
DISH Network Corp., 3.38%, 08/15/26(h)		402	389,376
MDC Partners, Inc., 6.50%, 05/01/24(b)		440	381,700
Meredith Corp., 6.88%, 02/01/26(b)		232	228,810
Midcontinent Communications, 6.88%, 08/15/23(b)		293	306,551
Outfront Media Capital LLC:
5.63%, 02/15/24		54	54,646
5.88%, 03/15/25		240	241,956
Radiate Holdco LLC(b):
6.88%, 02/15/23		90	86,400
6.63%, 02/15/25		293	268,095
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		1,003	939,059
TEGNA, Inc., 5.50%, 09/15/24(b)		83	83,000
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		400	364,000
Tribune Media Co., 5.88%, 07/15/22		16	16,148
Univision Communications, Inc.(b):
5.13%, 05/15/23		498	478,080
5.13%, 02/15/25		164	151,495
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)		202	191,920
Videotron Ltd., 5.13%, 04/15/27(b)		899	872,210
WMG Acquisition Corp., 5.50%, 04/15/26(b)		168	166,530
Ziggo Bond Finance BV, 5.88%, 01/15/25(b)		600	560,634
Ziggo BV, 5.50%, 01/15/27(b)		525	490,403

			33,741,603
Metals & Mining — 3.5%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(b)		200	201,250
Big River Steel LLC, 7.25%, 09/01/25(b)		234	240,458
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		273	263,445
Constellium NV(b):
5.75%, 05/15/24		952	921,060
6.63%, 03/01/25		587	591,402
5.88%, 02/15/26		378	364,770
First Quantum Minerals Ltd., 7.25%, 05/15/22(b)		387	390,870
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		1,943	1,904,140
4.00%, 11/14/21		215	209,625
3.55%, 03/01/22		1,620	1,539,000
3.88%, 03/15/23		2,143	2,025,135
4.55%, 11/14/24		67	63,650
5.40%, 11/14/34		35	31,763
5.45%, 03/15/43		2,156	1,891,243
Joseph T. Ryerson & Son, Inc., 11.00%, 05/15/22(b)		177	194,700
Kaiser Aluminum Corp., 5.88%, 05/15/24		81	82,620
Steel Dynamics, Inc.:
5.13%, 10/01/21		475	479,156
5.25%, 04/15/23		673	678,889
5.50%, 10/01/24		57	58,069
4.13%, 09/15/25		558	534,982
5.00%, 12/15/26		45	45,000
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		387	393,773
Teck Resources Ltd.:
4.50%, 01/15/21		106	106,000
4.75%, 01/15/22		77	77,161
3.75%, 02/01/23		653	619,534
8.50%, 06/01/24(b)		1,998	2,190,307
5.20%, 03/01/42		867	759,709
5.40%, 02/01/43		362	324,895

Security	Par (000)		Value
Metals & Mining (continued)
United States Steel Corp.:
6.88%, 08/15/25	USD	384	$386,285
6.25%, 03/15/26		346	341,246

			17,910,137
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21		267	269,003

Multiline Retail — 0.0%
JC Penney Corp., Inc., 8.13%, 10/01/19		11	11,358
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		257	169,941

			181,299
Oil, Gas & Consumable Fuels — 10.0%
Aker BP ASA, 5.88%, 03/31/25(b)		317	326,431
Alta Mesa Holdings LP, 7.88%, 12/15/24		129	136,579
Antero Midstream Partners LP, 5.38%, 09/15/24		60	60,450
Antero Resources Corp.:
5.13%, 12/01/22		115	115,287
5.63%, 06/01/23		795	804,938
5.00%, 03/01/25		53	52,735
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		232	255,200
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		238	243,355
California Resources Corp., 8.00%, 12/15/22(b)		399	362,092
Callon Petroleum Co.:
6.13%, 10/01/24		401	406,012
6.38%, 07/01/26(b)		261	261,653
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		38	37,810
7.63%, 01/15/22		192	192,000
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		422	427,275
8.25%, 07/15/25		383	405,980
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		368	370,530
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		617	672,530
5.88%, 03/31/25		582	605,280
5.13%, 06/30/27		862	854,457
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		953	929,604
Chesapeake Energy Corp.:
8.00%, 01/15/25		142	144,620
8.00%, 06/15/27		1,352	1,375,660
CNX Resources Corp.:
5.88%, 04/15/22		3,231	3,247,769
8.00%, 04/01/23		12	12,761
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		725	797,500
Covey Park Energy LLC, 7.50%, 05/15/25(b)		1,143	1,165,860
Crestwood Midstream Partners LP, 6.25%, 04/01/23		260	264,550
CrownRock LP, 5.63%, 10/15/25(b)		1,292	1,246,780
DCP Midstream Operating LP(b):
4.75%, 09/30/21		150	151,500
6.45%, 11/03/36		198	208,395
6.75%, 09/15/37		314	332,840
Denbury Resources, Inc., 9.25%, 03/31/22(b)		873	925,380
Diamondback Energy, Inc.:
4.75%, 11/01/24		141	137,475
5.38%, 05/31/25		55	55,000
5.38%, 05/31/25(b)		46	45,885
Eclipse Resources Corp., 8.88%, 07/15/23		85	80,537
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		74	71,780
5.75%, 01/30/28		213	207,675
Energy Transfer Equity LP:
4.25%, 03/15/23		567	547,161

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
5.88%, 01/15/24	USD	360	$369,000
5.50%, 06/01/27		50	50,000
EnLink Midstream Partners LP:
4.15%, 06/01/25		63	58,225
4.85%, 07/15/26		60	56,854
EP Energy LLC:
9.38%, 05/01/20		12	11,850
9.38%, 05/01/24(b)		546	447,720
8.00%, 11/29/24(b)		47	47,470
7.75%, 05/15/26(b)		826	844,585
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		671	702,872
5.63%, 02/01/26		614	587,942
Genesis Energy LP:
6.50%, 10/01/25		127	121,920
6.25%, 05/15/26		232	218,660
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		802	818,040
Gulfport Energy Corp.:
6.63%, 05/01/23		504	507,780
6.00%, 10/15/24		79	76,037
6.38%, 01/15/26		247	237,120
Halcon Resources Corp., 6.75%, 02/15/25		827	773,245
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		751	749,122
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		142	137,030
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		262	256,760
Matador Resources Co., 6.88%, 04/15/23		598	626,405
MEG Energy Corp.(b):
6.38%, 01/30/23		188	174,840
7.00%, 03/31/24		319	297,467
6.50%, 01/15/25		698	696,255
Murphy Oil Corp.:
4.45%, 12/01/22		127	125,083
5.75%, 08/15/25		24	23,933
5.87%, 12/01/42		57	51,585
Newfield Exploration Co.:
5.63%, 07/01/24		43	45,311
5.38%, 01/01/26		551	563,398
NGL Energy Partners LP:
5.13%, 07/15/19		193	193,241
6.88%, 10/15/21		848	858,600
NGPL PipeCo LLC(b):
4.38%, 08/15/22		250	247,500
4.88%, 08/15/27		236	233,050
7.77%, 12/15/37		554	650,950
Oasis Petroleum, Inc.:
6.88%, 03/15/22		241	245,148
6.88%, 01/15/23		57	57,997
Parkland Fuel Corp., 6.00%, 04/01/26(b)		65	64,025
Parsley Energy LLC(b):
6.25%, 06/01/24		74	76,775
5.38%, 01/15/25		1,345	1,334,912
5.25%, 08/15/25		509	500,093
5.63%, 10/15/27		258	256,065
PBF Holding Co. LLC, 7.25%, 06/15/25		263	276,479
PDC Energy, Inc., 5.75%, 05/15/26(b)		141	139,590
QEP Resources, Inc.:
6.88%, 03/01/21		8	8,500
5.38%, 10/01/22		858	873,015
5.63%, 03/01/26		343	328,423
Range Resources Corp.:
5.88%, 07/01/22		366	370,575
5.00%, 08/15/22		37	36,630
5.00%, 03/15/23		98	94,815
4.88%, 05/15/25		268	251,250

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Resolute Energy Corp., 8.50%, 05/01/20	USD	1,012	$1,009,470
Rockies Express Pipeline LLC(b):
5.63%, 04/15/20		765	783,169
6.88%, 04/15/40		660	752,400
RSP Permian, Inc., 6.63%, 10/01/22		22	23,115
Sanchez Energy Corp.:
7.75%, 06/15/21		1,167	994,867
6.13%, 01/15/23		369	250,920
7.25%, 02/15/23(b)		170	168,300
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		109	112,406
5.38%, 09/30/25		866	832,443
SM Energy Co.:
6.50%, 11/15/21		75	76,725
6.13%, 11/15/22		371	380,275
6.50%, 01/01/23		169	170,690
5.00%, 01/15/24		73	69,076
5.63%, 06/01/25		70	66,675
6.75%, 09/15/26		483	484,208
Southern Star Central Corp., 5.13%, 07/15/22(b)		47	46,883
Southwestern Energy Co.:
6.70%, 01/23/25		267	261,326
7.50%, 04/01/26		556	575,460
7.75%, 10/01/27		123	127,613
Sunoco LP(b):
4.88%, 01/15/23		627	601,920
5.88%, 03/15/28		185	174,424
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		1,098	1,119,960
5.50%, 01/15/28		913	897,023
Targa Resources Partners LP:
5.25%, 05/01/23		15	15,000
5.13%, 02/01/25		107	105,663
5.88%, 04/15/26(b)		458	461,435
5.00%, 01/15/28(b)		719	668,670
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		237	228,705
6.62%, 06/15/25(i)		75	79,875
5.00%, 01/31/28		237	224,558
Tullow Oil plc, 7.00%, 03/01/25(b)		200	189,250
Whiting Petroleum Corp., 6.63%, 01/15/26(b)		422	434,660
WildHorse Resource Development Corp.:
6.88%, 02/01/25		4	4,075
6.88%, 02/01/25(b)		206	209,863
Williams Cos., Inc. (The):
4.55%, 06/24/24		107	107,000
8.75%, 03/15/32		162	208,875
5.75%, 06/24/44		1,062	1,097,842
WPX Energy, Inc.:
6.00%, 01/15/22		56	58,240
8.25%, 08/01/23		83	93,997
5.25%, 09/15/24		496	487,940
5.75%, 06/01/26		268	267,247

			50,235,711
Paper & Forest Products — 0.1%
Mercer International, Inc.:
7.75%, 12/01/22		54	56,700
6.50%, 02/01/24		188	190,350
5.50%, 01/15/26(b)		172	166,840
Norbord, Inc., 6.25%, 04/15/23(b)		261	272,119
PH Glatfelter Co., 5.38%, 10/15/20		34	34,085

			720,094

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Personal Products — 0.0%
Prestige Brands, Inc., 6.38%, 03/01/24(b)	USD	202	$199,980

Pharmaceuticals — 2.1%
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		445	427,329
Endo Dac, 6.00%, 07/15/23(b)		360	296,100
Endo Finance LLC, 7.25%, 01/15/22(b)		211	194,120
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		306	322,065
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		607	592,571
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(b)		752	763,750
6.75%, 08/15/21(b)		672	679,560
5.63%, 12/01/21(b)		188	184,945
6.50%, 03/15/22(b)		486	503,010
7.25%, 07/15/22(b)		24	24,580
5.50%, 03/01/23(b)		660	613,800
4.50%, 05/15/23	EUR	643	709,206
5.88%, 05/15/23(b)	USD	1,054	990,101
7.00%, 03/15/24(b)		594	622,779
6.13%, 04/15/25(b)		1,505	1,386,481
5.50%, 11/01/25(b)		1,044	1,028,862
9.25%, 04/01/26(b)		133	138,154
8.50%, 01/31/27(b)		894	905,175

			10,382,588
Professional Services — 0.6%(b)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		1,020	997,050
Jaguar Holding Co. II, 6.38%, 08/01/23		1,843	1,834,154

			2,831,204
Real Estate Management & Development — 0.3%(b)
Five Point Operating Co. LP, 7.88%, 11/15/25		213	216,994
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		242	234,740
Howard Hughes Corp. (The), 5.38%, 03/15/25		704	690,800
Realogy Group LLC:
4.50%, 04/15/19		127	127,317
5.25%, 12/01/21		85	84,575
4.88%, 06/01/23		296	278,240

			1,632,666
Road & Rail — 0.5%(b)
Avis Budget Car Rental LLC, 5.13%, 06/01/22		601	587,477
Herc Rentals, Inc.:
7.50%, 06/01/22		392	414,540
7.75%, 06/01/24		146	155,855
Hertz Corp. (The), 7.63%, 06/01/22		562	539,520
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		310	300,313
5.25%, 08/15/22		612	605,886

			2,603,591
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		83	91,715
Entegris, Inc., 4.63%, 02/10/26(b)		261	248,602
Micron Technology, Inc., 5.50%, 02/01/25		11	11,454
NXP BV(b):
4.63%, 06/15/22		430	436,450
4.63%, 06/01/23		550	554,813

			1,343,034
Software — 3.4%
Ascend Learning LLC, 6.88%, 08/01/25(b)		377	380,299
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		525	536,812
CDK Global, Inc.:
5.88%, 06/15/26		306	311,814
4.88%, 06/01/27		414	396,922

Security	Par (000)		Value
Software (continued)
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)	USD	669	$632,941
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		892	995,583
Infor Software Parent LLC, 7.13% (7.13% Cash or 7.88% PIK), 05/01/21(b)(c)		858	860,145
Infor US, Inc., 6.50%, 05/15/22		3,927	3,931,909
Informatica LLC, 7.13%, 07/15/23(b)		1,475	1,490,075
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		33	33,000
6.00%, 07/01/24		148	149,295
5.63%, 12/15/26		459	448,677
PTC, Inc., 6.00%, 05/15/24		314	326,560
RP Crown Parent LLC, 7.38%, 10/15/24(b)		658	677,543
Solera LLC, 10.50%, 03/01/24(b)		3,463	3,846,112
Sophia LP, 9.00%, 09/30/23(b)		290	304,464
Symantec Corp., 5.00%, 04/15/25(b)		230	222,818
TIBCO Software, Inc., 11.38%, 12/01/21(b)		1,189	1,284,120
Veritas US, Inc.(b):
7.50%, 02/01/23		200	187,500
10.50%, 02/01/24		211	173,020

			17,189,609
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		856	848,245
Group 1 Automotive, Inc.:
5.00%, 06/01/22		80	79,400
5.25%, 12/15/23(b)		45	43,200
L Brands, Inc.:
6.88%, 11/01/35		598	532,220
6.75%, 07/01/36		119	104,720
Penske Automotive Group, Inc., 5.50%, 05/15/26		476	466,480
SRS Distribution, Inc., 8.25%, 07/01/26(b)		295	293,525
Staples, Inc., 8.50%, 09/15/25(b)		478	445,735

			2,813,525
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC, 7.13%, 06/15/24(b)		901	954,546
Western Digital Corp., 4.75%, 02/15/26		1,235	1,201,037

			2,155,583
Textiles, Apparel & Luxury Goods — 0.1%
Eagle Intermediate Global Holding BV, 7.50%, 05/01/25(b)		318	317,602

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22		33	33,000
5.25%, 10/01/25		536	503,063

			536,063
Trading Companies & Distributors — 1.3%
Beacon Roofing Supply, Inc.:
6.38%, 10/01/23		169	174,493
4.88%, 11/01/25(b)		356	327,306
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		247	233,415
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(b)		113	115,543
HD Supply, Inc., 5.75%, 04/15/24(b)(i)		3,303	3,464,021
United Rentals North America, Inc.:
4.63%, 07/15/23		78	77,805
5.50%, 07/15/25		539	543,043
4.63%, 10/15/25		861	820,102
5.88%, 09/15/26		997	1,006,970

			6,762,698

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Water Utilities — 0.2%
Core & Main LP, 6.13%, 08/15/25(b)	USD	825	$781,687

Wireless Telecommunication Services — 2.6%
Digicel Group Ltd., 8.25%, 09/30/20(b)		818	617,590
Digicel Ltd., 6.00%, 04/15/21(b)		1,305	1,182,656
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		162	172,327
5.25%, 08/01/26		1,029	964,688
Inmarsat Finance plc, 4.88%, 05/15/22(b)		200	196,500
SoftBank Group Corp., (USD Swap Rate 5 Year + 4.85%), 6.87%(e)(f)		385	329,577
Sprint Communications, Inc., 7.00%, 03/01/20(b)		605	627,688
Sprint Corp.:
7.88%, 09/15/23		1,628	1,688,033
7.13%, 06/15/24		3,672	3,707,214
7.63%, 02/15/25		244	248,882
7.63%, 03/01/26		1,263	1,288,260
T-Mobile USA, Inc.:
4.00%, 04/15/22		239	236,562
6.38%, 03/01/25		124	128,365
6.50%, 01/15/26		441	454,781
4.50%, 02/01/26		514	479,948
4.75%, 02/01/28		785	727,106

			13,050,177

Total Corporate Bonds — 84.3% (Cost: $433,984,392)			425,215,182

Floating Rate Loan Interests — 9.6%(j)

Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.05%, 11/28/21		211	211,134
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 11.10%, 04/28/22(g)		75	74,812
WP CPP Holdings, Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.28%, 03/16/25		84	84,294

			370,240
Air Freight & Logistics — 0.1%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month - 0.10%), 2.21%, 03/19/21		126	125,814
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		52	51,395
CEVA Logistics Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		216	215,522
Ceva Logistics ULC, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		24	23,710

			416,441
Auto Components — 0.0%
Mavis Tire Express, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 03/15/25		102	101,187
Mavis Tire Express, Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 0.00% - 5.33%, 03/15/25		1	893

			102,080
Chemicals — 0.2%
Alpha 3 BV, Term Loan, 01/31/24(k)		236	234,222
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.13%, 08/12/22		522	522,218
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 06/28/24		64	63,600

Security	Par (000)		Value
Chemicals (continued)
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.10%, 03/28/25	USD	154	$153,423
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.73%, 03/30/26		84	84,525

			1,057,988
Commercial Services & Supplies — 0.4%
Access CIG LLC, 1st Lien Term Loan, 02/27/25(k)		14	13,996
Access CIG LLC, 2nd Lien Term Loan:
02/27/26(k)		3	2,998
Access CIG LLC, Initial Loan 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.75%), 9.84%, 02/27/26		33	32,627
(LIBOR USD 1 Month + 3.75%), 5.84% , 02/27/25		91	90,893
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58% - 6.61%, 06/21/24		1,901	1,902,337
West Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 10/10/24		100	99,125

			2,141,976
Construction & Engineering — 0.2%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/01/25		755	752,255

Containers & Packaging — 0.2%
Verallia Packaging, Term Loan B4, (EURIBOR 6 Month + 2.75%), 2.75%, 10/31/22	EUR	1,000	1,142,178

Diversified Consumer Services — 0.1%
Laureate Education, Inc., Term Loan, 04/26/24(k)	USD	206	205,831
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.84%, 05/06/24		198	191,701

			397,532
Diversified Financial Services — 0.1%
AHP Health Partners, Inc., Term Loan, 06/30/25(k)		234	232,830
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 03/01/21		198	197,201
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.84% - 7.89%, 02/28/22		201	201,629

			631,660
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 01/31/25		942	922,242
TDC AS, Term Loan B, 06/11/25(k)		298	297,163

			1,219,405
Electrical Equipment — 0.0%
Graftech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.51% - 5.50%, 02/12/25		127	126,128

Energy Equipment & Services — 0.6%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.09%, 05/12/25		1,997	2,004,484
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.80%, 11/08/22(g)		819	845,617
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.53%, 07/13/20		246	243,067

			3,093,168
Food Products — 0.4%
Albertson’s Co. LLC, Term Loan B, 05/03/23(k)		546	545,205
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 03/31/25(g)		148	147,260

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Food Products (continued)
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 10/10/23	USD	69	$69,125
Froneri International plc, Term Loan B, (EURIBOR 3 Month + 2.63%), 2.63%, 01/31/25	EUR	1,000	1,156,858
JBS USA Lux SA, Term Loan, 10/30/22(k)	USD	233	230,854

			2,149,302
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34% - 5.47%, 06/08/20		1,143	1,136,168
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.09%, 06/15/21		992	1,001,856

			2,138,024
Health Care Providers & Services — 0.4%
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 6 Month + 3.75%), 5.76%, 05/31/25		153	152,787
Gentiva Health Services, Inc. Term Loan U, 06/23/25(g)(k)		410	406,490
Gentiva Health Services, Inc., Term Loan(g)(k):
06/23/25		256	254,056
06/22/26		91	92,011
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(k)		282	281,156
Quorum Health Corp., 1st Lien Term Loan, 04/29/22(k)		331	336,009
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 02/06/24		527	505,852

			2,028,361
Hotels, Restaurants & Leisure — 0.4%
GVC Holdings plc, Term Loan, 03/29/24(k)	EUR	1,000	1,159,041
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.60%, 03/15/24	USD	55	55,125
Las Vegas Sands LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 3.84%, 03/27/25		927	919,561

			2,133,727
Household Products — 0.0%
Energizer Holdings, Term Loan B1, 06/20/25(k)		145	144,939

Industrial Conglomerates — 0.4%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 08/18/24		458	456,546
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.09%, 03/29/25		78	77,727
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.23% - 5.39%, 02/21/25		177	174,497
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 09/01/25		143	141,689
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.00%, 03/14/25		607	608,262
Vertiv Group Corp., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.00%, 11/30/23		297	295,118

			1,753,839
Insurance — 0.2%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.05%, 05/09/25		82	81,385
Asurion LLC, 2nd Lien Term Loan B2, 08/04/25(g)(k)		681	690,364
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		234	232,307

			1,004,056
Internet Software & Services — 0.0%
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.09%, 06/15/23(g)		68	68,510

Security	Par (000)		Value
Internet Software & Services (continued)
GTT Communications, Inc., 1st Lien Term Loan, 05/31/25(k)	USD	6	$6,364

			74,874
IT Services — 0.4%
Applied Systems, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.33%, 09/19/25		38	39,045
BMC Software Finance, Inc., Term Loan B, 09/01/25(k)		773	768,169
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.84%, 04/28/25		40	39,867
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 04/29/24		131	130,708
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(k)		103	102,168
Mitchell International, Inc., 2nd Lien Term Loan,
11/29/24(k)		14	13,433
(LIBOR USD 1 Month + 7.25%), 9.34% , 12/01/25		184	183,540
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.61%, 08/01/25		83	82,357
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		194	191,058
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 05/01/24		192	190,567

			1,740,912
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 08/30/24		124	123,414

Machinery — 0.3%
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.60%, 03/12/25		117	117,581
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 03/28/25		1,144	1,125,705

			1,243,286
Media — 1.6%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.09%, 07/12/24		76	76,136
Charter Communications Operating, LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.60%, 03/31/23		1,976	1,972,629
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.85% , 11/27/23		117	116,515
(LIBOR USD 1 Month + 4.50%), 6.60% , 01/02/24		413	428,410
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		2,255	2,324,045
Stars Group Holdings B.V., Term Loan, 06/27/25(k)		2,430	2,431,531
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 01/15/26		555	550,244
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(g)		398	398,000

			8,297,510
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.81% - 5.29%, 10/25/20		334	295,670

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 11/28/24(g)		104	104,214

Oil, Gas & Consumable Fuels — 1.0%
Bison Midstream Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.09%, 05/21/25(g)		73	73,000
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/14/23(g)		156	155,828

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.84%, 12/31/22	USD	982	$998,576
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 7.50%), 9.59%, 08/23/21		2,031	2,122,561
CONSOL Energy., Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.32%, 11/28/22		421	431,636
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.09%, 03/01/24		404	396,175
Lucid Energy Group II Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 02/17/25(g)		129	127,874
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34%, 10/30/24(g)		162	160,563
Midcoast Operating LP, Term Loan, 06/30/25(g)(k)		430	427,850
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.97%, 11/25/21(g)		367	367,000

			5,261,063
Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		516	514,602
Endo Pharma, Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		756	754,363
Valeant Pharmaceuticals International, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.98% - 5.09%, 06/02/25		258	257,063

			1,526,028
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, 05/29/25(k)		510	508,805

Software — 0.4%
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.61%, 11/01/24		569	584,648
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.59%, 09/30/24		209	209,891
PowerSchool, Inc., 1st Lien Term Loan, 07/31/25(g)(k)		245	243,163
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/24/25		173	171,941
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.59%, 04/16/25		260	259,657
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.59%, 04/16/25		726	725,327

			2,194,627
Specialty Retail — 0.3%
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.86%, 11/07/24(g)		165	164,757
EG Group Ltd., Term Loan, 02/07/25(k)	EUR	336	387,762
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25		662	764,220

			1,316,739
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.28% - 6.00%, 01/02/25	USD	178	176,298
Reece Ltd., Term Loan B, 06/01/25(g)(k)		103	102,823
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		595	585,581

			864,702
Wireless Telecommunication Services — 0.5%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.61%, 05/27/24		287	274,118
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 8.75%), 11.07%, 12/07/20		2,282	1,831,133

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 12.50%), 14.82%, 12/07/20	USD	569	$162,411

			2,267,662

Total Floating Rate Loan Interests — 9.6% (Cost: $49,342,371)			48,622,805

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 03/13/22		44	45,122

Total Foreign Agency Obligations — 0.0% (Cost: $43,756)			45,122

Preferred Securities — 2.6%

Capital Trusts — 2.0%
Banks — 1.6%
Bank of America Corp.(e)(j):
Series X, 6.25%		558	583,110
Series Z, 6.50%		341	362,313
Series AA, 6.10%		1,463	1,520,642
CIT Group, Inc., Series A, 5.80%(e)		295	291,312
Citigroup, Inc.(e)(j):
Series N, 5.80%		460	470,065
Series O, 5.87%		315	322,670
Series R, 6.12%		175	182,656
5.95%		302	307,285
JPMorgan Chase & Co.(e)(j):
Series V, 5.00%		640	643,200
Series Q, 5.15%		190	187,150
Series R, 6.00%		90	91,912
Series U, 6.12%		99	101,723
Series X, 6.10%		1,406	1,451,836
Wells Fargo & Co.(e)(j):
Series S, 5.90%		150	150,562
Series U, 5.87%		1,195	1,232,344

			7,898,780
Capital Markets — 0.2%(e)(j)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		1,320	1,238,292
Morgan Stanley, Series H, 5.45%		162	164,127

			1,402,419
Consumer Finance — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(e)(j)		482	462,118

Oil, Gas & Consumable Fuels — 0.1%
Andeavor Logistics LP, Series A, 6.87%(e)(j)		426	421,740

Total Capital Trusts — 2.0% (Cost: $10,423,447)			10,185,057

		Shares

Preferred Stocks — 0.4%

Hotels, Restaurants & Leisure — 0.3%
Stars Group, Inc. (The), 0.00%(a)(e)(g)		921	1,760,804

Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(h)		4,760	297,405

Total Preferred Stocks — 0.4% (Cost: $1,062,532)			2,058,209

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferreds — 0.2%

Banks — 0.2%
GMAC Capital Trust I, 8.13%, 02/15/40(j)	32,966	$867,006

Total Trust Preferreds — 0.2% (Cost: $862,505)		867,006

Total Preferred Securities — 2.6% (Cost: $12,348,484)		13,110,272

Total Long-Term Investments — 98.1% (Cost: $503,416,925)		495,168,835

Short-Term Securities — 3.1%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.80%(m)	15,125,324	15,125,324
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.72%	485,496	485,496

Total Short-Term Securities — 3.1% (Cost: $15,610,820)		15,610,820

Total Investments — 101.2% (Cost: $519,027,745)		510,779,655
Liabilities in Excess of Other Assets — (1.2)%		(5,980,101)

Net Assets — 100.0%		$504,799,554

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Perpetual security with no stated maturity date.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Convertible security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Annualized 7-day yield as of period end.

(m)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	15,856,054	(730,730)	15,125,324	$15,125,324	$114,430	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Currency

EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations

CDX	Credit Default Swap Index
DAC	Designated Activity Company
LIBOR	London Interbank Offered Rate
OTC	Over-The-Counter
S&P	Standard & Poor’s

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Russell 2000 E-Mini Index	30	09/21/18	$2,471	$58,430
S&P 500 E-Mini Index	18	09/21/18	2,449	60,251

				$118,681

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,780,000	USD	5,563,729	HSBC Bank plc	07/05/18	$19,134
GBP	98,000	USD	128,799	State Street Bank and Trust Co.	07/05/18	548
USD	5,475,800	EUR	4,682,000	Deutsche Bank AG	07/05/18	7,398
USD	115,139	EUR	98,000	Toronto Dominion Bank	07/05/18	679
USD	129,501	GBP	97,192	BNP Paribas SA	07/05/18	1,220

						28,979

USD	1,153,036	EUR	995,000	Goldman Sachs International	08/06/18	(11,903)
USD	5,576,707	EUR	4,780,000	HSBC Bank plc	08/06/18	(19,682)
USD	128,984	GBP	98,000	State Street Bank and Trust Co.	08/06/18	(557)

						(32,142)

	Net unrealized depreciation					$(3,163)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	245	$12,100	$(7,032)	$19,132
CDX.NA.HY.29.V1	5.00	Quarterly	12/20/22	B+	USD	6,850	431,007	461,055	(30,048)
CDX.NA.HY.30.V1	5.00	Quarterly	06/20/23	B	USD	14,694	864,637	887,789	(23,152)

							$1,307,744	$1,341,812	$(34,068)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	151	$41,771	$50,206	$(8,435)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD	567	$(101,952)	$(104,969)	$3,017

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,348,844	$(7,032)	$19,132	$(53,200)
OTC Swaps	50,206	(104,969)	3,017	(8,435)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$118,681	$—	$—	$—	$118,681
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	28,979	—	—	28,979
Swaps — centrally cleared
Net unrealized appreciation(a)	—	19,132	—	—	—	—	19,132
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	53,223	—	—	—	—	53,223

	$—	$72,355	$118,681	$28,979	$—	$—	$220,015

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$32,142	$—	$—	$32,142
Swaps — centrally cleared
Net unrealized depreciation(a)	—	53,200	—	—	—	—	53,200
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	113,404	—	—	—	—	113,404

	$—	$166,604	$—	$32,142	$—	$—	$198,746

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(8,917)	$—	$88,745	$—	$79,828
Forward foreign currency exchange contracts	—	—	—	109,320	—	—	109,320
Swaps	—	182,454	—	—	—	—	182,454

	$—	$182,454	$(8,917)	$109,320	$88,745	$—	$371,602

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$118,681	$—	$(11,264)	$—	$107,417
Forward foreign currency exchange contracts	—	—	—	46,103	—	—	46,103
Swaps	—	(93,378)	—	—	—	—	(93,378)

	$—	$(93,378)	$118,681	$46,103	$(11,264)	$—	$60,142

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,247,759
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,385,463
Average amounts sold — in USD	$5,692,528
Credit default swaps:
Average notional value — buy protection	$150,904
Average notional value — sell protection	$15,855,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$28,979	$32,142
Swaps — Centrally cleared	—	19,287
Swaps — OTC(a)	53,223	113,404

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$82,202	$164,833
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(19,287)

Total derivative assets and liabilities subject to an MNA	$82,202	$145,546

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$53,223	$(53,223)	$—	$—	$—
BNP Paribas SA	1,220	—	—	—	1,220
Deutsche Bank AG	7,398	—	—	—	7,398
HSBC Bank plc	19,134	(19,134)	—	—	—
State Street Bank and Trust Co.	548	(548)	—	—	—
Toronto Dominion Bank	679	—	—	—	679

	$82,202	$(72,905)	$—	$—	$9,297

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$113,404	$(53,223)	$—	$—	$60,181
Goldman Sachs International	11,903	—	—	—	11,903
HSBC Bank plc	19,682	(19,134)	—	—	548
State Street Bank and Trust Co.	557	(548)	—	—	9

	$145,546	$(72,905)	$—	$—	$72,641

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$8,175,454	$—	$—	$8,175,454
Corporate Bonds(a)	—	425,215,182	—	425,215,182
Floating Rate Loan Interests:
Aerospace & Defense	—	295,428	74,812	370,240
Air Freight & Logistics	—	416,441	—	416,441
Auto Components	—	102,080	—	102,080
Chemicals	—	1,057,988	—	1,057,988
Commercial Services & Supplies	—	2,141,976	—	2,141,976
Construction & Engineering	—	752,255	—	752,255
Containers & Packaging	—	1,142,178	—	1,142,178
Diversified Consumer Services	—	397,532	—	397,532
Diversified Financial Services	—	631,660	—	631,660
Diversified Telecommunication Services	—	1,219,405	—	1,219,405
Electrical Equipment	—	126,128	—	126,128
Energy Equipment & Services	—	2,247,551	845,617	3,093,168
Food Products	—	2,002,042	147,260	2,149,302
Health Care Equipment & Supplies	—	2,138,024	—	2,138,024
Health Care Providers & Services	—	1,275,804	752,557	2,028,361
Hotels, Restaurants & Leisure	—	2,133,727	—	2,133,727
Household Products	—	144,939	—	144,939
Industrial Conglomerates	—	1,753,839	—	1,753,839
Insurance	—	313,692	690,364	1,004,056
Internet Software & Services	—	6,364	68,510	74,874
IT Services	—	1,740,912	—	1,740,912
Life Sciences Tools & Services	—	123,414	—	123,414
Machinery	—	1,243,286	—	1,243,286
Media	—	7,899,510	398,000	8,297,510
Multiline Retail	—	295,670	—	295,670
Multi-Utilities	—	—	104,214	104,214
Oil, Gas & Consumable Fuels	—	3,948,948	1,312,115	5,261,063
Pharmaceuticals	—	1,526,028	—	1,526,028
Semiconductors & Semiconductor Equipment	—	508,805	—	508,805
Software	—	1,951,464	243,163	2,194,627
Specialty Retail	—	1,151,982	164,757	1,316,739
Trading Companies & Distributors	—	761,879	102,823	864,702
Wireless Telecommunication Services	—	2,267,662	—	2,267,662
Foreign Agency Obligations	—	45,122	—	45,122
Preferred Securities:
Banks	867,006	7,898,780	—	8,765,786
Capital Markets	—	1,402,419	—	1,402,419
Consumer Finance	—	462,118	—	462,118
Hotels, Restaurants & Leisure	—	—	1,760,804	1,760,804
Machinery	297,405	—	—	297,405
Oil, Gas & Consumable Fuels	—	421,740	—	421,740
Short-Term Securities	15,610,820	—	—	15,610,820
Unfunded Floating Rate Loan Interests(b)	—	71	—	71

	$24,950,685	$479,164,045	$6,664,996	$510,779,726

Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(159)	—	(159)

	$24,950,685	$479,163,886	$6,664,996	$510,779,567

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$22,149	$—	$22,149
Equity contracts	118,681	—	—	118,681
Foreign currency exchange contracts	—	28,979	—	28,979
Liabilities:
Credit contracts	—	(61,635)	—	(61,635)
Foreign currency exchange contracts	—	(32,142)	—	(32,142)

	$118,681	$(42,649)	$—	$76,032

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield V.I. Fund

(a)	See above Schedule of Investments for values in each Industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$470,250	$2,263,498	$1,972,247	$110	$4,706,105
Transfers into Level 3	—	429,021	—	—	429,021
Transfers out of Level 3	—	(637,272)	—	—	(637,272)
Accrued discounts/premiums	—	2,369	—	—	2,369
Net realized gain (loss)	11,581	5,840	657,271	—	674,692
Net change in unrealized appreciation (depreciation)(a)(b)	4,750	20,724	293,265	(110)	318,629
Purchases	—	3,414,982	—	—	3,414,982
Sales	(486,581)	(594,970)	(1,161,979)	—	(2,243,530)

Closing Balance, as of June 30, 2018	$—	$4,904,192	$1,760,804	$—	$6,664,996

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)	$—	$20,724	$293,265	$—	$313,989

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $503,902,421)	$495,654,331
Investments at value — affiliated (cost — $15,125,324)	15,125,324
Cash	145,794
Cash pledged:
Futures contracts	198,000
Centrally cleared swaps	1,193,000
Foreign currency at value (cost — $1,164,580)	1,164,573
Receivables:
Investments sold	6,074,176
Capital shares sold	103,851
Dividends — affiliated	22,935
Dividends — unaffiliated	100
Interest — unaffiliated	7,336,865
From the Manager	61,439
Swap premiums paid	50,206
Unrealized appreciation on:
Forward foreign currency exchange contracts	28,979
OTC swaps	3,017
Unfunded floating rate loan interests	71
Prepaid expenses	967

Total assets	527,163,628

LIABILITIES
Payables:
Investments purchased	14,470,996
Capital shares redeemed	5,263,262
Income dividend distributions	1,934,818
Distribution fees	60,891
Variation margin on centrally cleared swaps	19,287
Board realignment and consolidation	61,439
Investment advisory fees	188,335
Directors’ and Officer’s fees	2,910
Other affiliates	2,106
Other accrued expenses	214,325
Swap premiums received	104,969
Unrealized depreciation on:
Forward foreign currency exchange contracts	32,142
OTC swaps	8,435
Unfunded floating rate loan interests	159

Total liabilities	22,364,074

NET ASSETS	$504,799,554

NET ASSETS CONSIST OF
Paid-in capital	$517,382,265
Distributions in excess of net investment income	(846,031)
Accumulated net realized loss	(3,650,869)
Net unrealized appreciation (depreciation)	(8,085,811)

NET ASSETS	$504,799,554

NET ASSET VALUE
Class I — Based on net assets of $198,210,579 and 27,504,054 shares outstanding, 200 million shares authorized, $0.10 par value.	$7.21

Class III — Based on net assets of $306,588,975 and 42,567,036 shares outstanding, 100 million shares authorized, $0.10 par value.	$7.20

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$114,430
Dividends — unaffiliated	98,584
Interest — unaffiliated	13,065,169

Total investment income	13,278,183

EXPENSES
Investment advisory	1,101,956
Transfer agent — class specific	366,298
Distribution — class specific	331,553
Accounting services	65,820
Board realignment and consolidation	61,439
Professional	42,502
Printing	31,548
Custodian	13,748
Directors and Officer	10,469
Transfer agent	2,377
Miscellaneous	20,821

Total expenses	2,048,531
Less:
Fees waived and/or reimbursed by the Manager	(67,243)
Transfer agent fees waived and/or reimbursed — class specific	(243,562)

Total expenses after fees waived and/or reimbursed	1,737,726

Net investment income	11,540,457

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	638,356
Forward foreign currency exchange contracts	109,320
Foreign currency transactions	114,000
Futures contracts	79,828
Swaps . . . . .	182,454

1,123,958

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,041,589)
Forward foreign currency exchange contracts	46,103
Foreign currency translations	86,237
Futures contracts	107,417
Swaps . . . . .	(93,378)
Unfunded floating rate loan interests	(198)

(12,895,408)

Net realized and unrealized loss	(11,771,450)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(230,993)

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,540,457	$19,309,067
Net realized gain	1,123,958	7,903,036
Net change in unrealized appreciation (depreciation)	(12,895,408)	(1,348,280)

Net increase (decrease) in net assets resulting from operations	(230,993)	25,863,823

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(5,088,501)	(8,390,075)
Class III	(6,764,211)	(11,127,344)

Decrease in net assets resulting from distributions to shareholders	(11,852,712)	(19,517,419)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	71,458,896	96,093,493

NET ASSETS
Total increase in net assets	59,375,191	102,439,897
Beginning of period	445,424,363	342,984,466

End of period	$504,799,554	$445,424,363

Distributions in excess of net investment income, end of period	$(846,031)	$(533,776)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.39		$7.24	$6.77	$7.44	$7.67	$7.44

Net investment income(a)	0.19		0.38	0.37	0.36	0.40	0.43
Net realized and unrealized gain (loss)	(0.18)		0.15	0.48	(0.61)	(0.18)	0.24

Net increase (decrease) from investment operations	0.01		0.53	0.85	(0.25)	0.22	0.67

Distributions from net investment income(b)	(0.19)		(0.38)	(0.38)	(0.42)	(0.45)	(0.44)

Net asset value, end of period	$7.21		$7.39	$7.24	$6.77	$7.44	$7.67

Total Return(c)
Based on net asset value	0.19	%(d)	7.48%	12.92%	(3.60)%	2.89%	9.33%

Ratios to Average Net Assets(e)
Total expenses	0.75	%(f)(g)	0.78%	0.80%	0.84%	0.87%	0.85%

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.67%	0.68%	0.70%	0.73%	0.73%

Net investment income	5.23	%(f)	5.13%	5.29%	4.86%	5.23%	5.65%

Supplemental Data
Net assets, end of period (000)	$198,211		$201,945	$152,835	$127,742	$139,729	$150,691

Portfolio turnover rate	36%		75%	89%	73%	87%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.76%.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.38		$7.24	$6.76	$7.43	$7.67	$7.44

Net investment income(a)	0.18		0.36	0.36	0.34	0.38	0.40
Net realized and unrealized gain (loss)	(0.18)		0.14	0.48	(0.61)	(0.18)	0.25

Net increase (decrease) from investment operations	—		0.50	0.84	(0.27)	0.20	0.65

Distributions from net investment income(b)	(0.18)		(0.36)	(0.36)	(0.40)	(0.44)	(0.42)

Net asset value, end of period	$7.20		$7.38	$7.24	$6.76	$7.43	$7.67

Total Return(c)
Based on net asset value	0.07	%(d)	7.08%	12.82%	(3.85)%	2.51%	9.07%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)(g)	1.03%	1.00%	1.06%	1.07%	1.07%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.92%	0.92%	0.94%	0.98%	0.96%

Net investment income	4.98	%(f)	4.87%	5.05%	4.63%	4.86%	5.23%

Supplemental Data
Net assets, end of period (000)	$306,589		$243,479	$190,149	$95,139	$51,524	$18,567

Portfolio turnover rate	36%		75%	89%	73%	87%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC	$11,356	$11,356	$11,354	$(2)
Access CIG LLC	1,784	1,784	1,783	(1)
Mavis Tire Express	15,499	15,499	15,343	(156)
Dentalcorp Perfect Smile ULC	38,125	38,125	38,196	71

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the six months ended June 30, 2018, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $889,341,646.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $331,553.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$156,977	$209,321	$366,298

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $5,804.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount reimbursed was $61,439.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,260 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer agent fees waived and/or reimbursed	$100,263	$143,299	$243,562

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$26,887,027
Sales	—
Net Realized Gain (Loss)	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were $234,496,354 and $161,953,526, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $4,232,859.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$519,452,261

Gross unrealized appreciation	$4,505,961
Gross unrealized depreciation	(13,102,535)

Net unrealized appreciation (depreciation)	$(8,596,574)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,192,138	$23,206,023	8,305,552	$61,351,404
Shares issued in reinvestment of distributions	698,866	5,096,084	1,123,883	8,293,740
Shares redeemed	(3,732,125)	(27,200,506)	(3,183,322)	(23,471,934)

Net increase	158,879	$1,101,601	6,246,113	$46,173,210

Class III
Shares sold	18,479,463	$135,015,407	27,190,401	$200,516,323
Shares issued in reinvestment of distributions	888,990	6,474,185	1,490,839	11,005,500
Shares redeemed	(9,789,865)	(71,132,297)	(21,963,775)	(161,601,540)

Net increase	9,578,588	$70,357,295	6,717,465	$49,920,283

Total Net Increase	9,737,467	$71,458,896	12,963,578	$96,093,493

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund, pursuant to which the Fund will reorganize into a newly created series (the “New Fund”) of a newly organized Maryland corporation. This reorganization with respect to the Fund (the “Reorganization”) is expected to close in the third quarter of 2018. The Reorganization is not subject to approval by shareholders of the Fund.

The New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Fund. The Fund will be the performance and accounting survivor of its Reorganization, meaning that the New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization is intended to be tax-free meaning that the Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Fund will become shareholders of the New Fund. If you are a shareholder of the Fund, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

NOTES TO FINANCIAL STATEMENTS	37

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

Negative stock selection in the consumer staples sector, principally driven by holdings within the tobacco industry, was the largest detractor from the Fund’s return relative to the benchmark. Stock selection in the information technology (“IT”) sector, in both the internet software & services and IT services industries, also detracted. The largest individual detractors were British American Tobacco PLC, Chinese internet technology company NetEase Inc., and Argentinian bank Banco Macro S.A. British American Tobacco underperformed during the period as investor sentiment with respect to tobacco companies has suffered from concerns about potential disruption from regulations, next generation products and new competitors.

Stock selection within the consumer discretionary sector, particularly in the household durables and media industries, was the largest positive contributor to relative return. Selection within the real estate sector also contributed modestly. The top individual contributors were Japanese electronics and gaming giant Sony Corp., global luxury brand Burberry Group PLC and Brazilian bank Itau Unibanco S.A. Sony was the largest individual contributor after releasing better-than-expected results and benefiting from speculation related to merger and acquisition activity in the media space.

Describe recent portfolio activity.

The largest change to the Fund’s positioning in the period was a reduction in consumer staples exposure, which moved from a meaningful overweight to neutral. This was largely driven by a reduction in tobacco exposure as one position was sold and the remaining exposure was reduced by nearly half. In addition, a household products company and a brewer were sold, although a soft drink company was added. The next largest change was an increase in the Fund’s real estate exposure, which moved from zero to a modest overweight. This was driven by the addition of a Japanese real estate management company and an equity real estate investment trust which specializes in global data centers.

Describe portfolio positioning at period end.

As of period-end, the Fund’s largest sector overweight positions were to consumer discretionary, financials and real estate. The largest underweight exposures were to industrials, telecommunication services and materials. At the industry level, the largest overweight exposures were household durables, insurance and energy equipment & services. The largest industry underweight positions were to oil, gas & consumable fuels, metals & mining and automobiles. From a regional perspective, the Fund was overweight in Europe, driven by holdings within the United Kingdom and Spain, and North America due to a large U.S. overweight. The Fund was underweight emerging markets despite a large overweight to China, as well as to Asia, driven by a lack of holdings in Australia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	14%
United Kingdom	14
China	14
Spain	10
France	10
United States	9
Germany	7
India	4
Netherlands	3
Mexico	3
Switzerland	2
Canada	2
Portugal	2
Singapore	2
Italy	2
Other(a)	—
Short-Term Securities	2
Other Assets Less Liabilities	—	(b)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.
(b)	Representing less than 0.5% of the Fund’s net assets.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock International V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	(5.57)%	6.18%	6.16%	2.39%
MSCI ACWI ex-USA Index(d)	(3.77)	7.28	5.99	2.54

(a)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

The Fund invests primarily in stocks of companies located outside of the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund”.

(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	A free float adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging countries, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$944.30	$5.11	$1,000.00	$1,019.54	$5.31	1.06%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FUND SUMMARY / DERIVATIVE FINANCIAL INSTRUMENTS	3

Schedule of Investments (unaudited) June 30, 2018	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.2%

Canada — 2.1%
Suncor Energy, Inc.	54,294	$2,209,507

China — 14.1%
Baidu, Inc., ADR(a)	13,711	3,331,773
Bank of China Ltd., Class H	7,010,000	3,476,433
NetEase, Inc., ADR	16,035	4,051,564
Ping An Insurance Group Co. of China Ltd., Class H	445,000	4,075,165

		14,934,935
France — 9.5%
Arkema SA	29,559	3,487,970
AXA SA	107,312	2,622,038
Engie SA	262,944	4,022,124

		10,132,132
Germany — 7.3%
BASF SE	32,718	3,123,540
Bayer AG (Registered)	42,370	4,653,226

		7,776,766
Hong Kong — 0.2%
Nine Dragons Paper Holdings Ltd.	201,000	255,031

India — 3.5%
ICICI Bank Ltd.(a)	929,287	3,737,718

Italy — 1.5%
Intesa Sanpaolo SpA	559,139	1,617,741

Japan — 14.5%
Mitsui Fudosan Co. Ltd.	139,100	3,350,679
Omron Corp.	49,700	2,315,218
Sony Corp.	119,200	6,104,751
Trend Micro, Inc.	63,400	3,609,181

		15,379,829
Mexico — 2.5%
Fomento Economico Mexicano SAB de CV	302,498	2,658,476

Netherlands — 3.0%
Aegon NV(b)	542,286	3,237,781

Portugal — 2.0%
Banco Comercial Portugues SA, Class R(a)	7,232,044	2,162,609

Singapore — 1.9%
Sea Ltd., ADR(a)	131,583	1,973,745

Spain — 10.2%
Banco Bilbao Vizcaya Argentaria SA	658,830	4,646,444
CaixaBank SA	604,329	2,601,205
Industria de Diseno Textil SA	106,198	3,616,479

		10,864,128
Switzerland — 2.4%
Cie Financiere Richemont SA (Registered)	30,206	2,553,448

United Kingdom — 14.2%
British American Tobacco plc	42,192	2,125,354
Burberry Group plc	93,547	2,658,657
Diageo plc	74,571	2,679,030
Imperial Brands plc	63,093	2,343,155
ITV plc	1,572,524	3,595,169
TechnipFMC plc	51,514	1,635,054

		15,036,419
United States — 9.3%
BioMarin Pharmaceutical, Inc.(a)	41,224	3,883,301
Equinix, Inc.	6,999	3,008,800

Security	Shares		Value
United States (continued)
Schlumberger Ltd.		44,874	$3,007,904

			9,900,005

Total Common Stocks — 98.2% (Cost: $99,543,028)			104,430,270

Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA(a)		559,139	—

Total Rights — 0.0% (Cost: $0)			—

Total Long-Term Investments — 98.2% (Cost: $99,543,028)			104,430,270

	Par (000)
Short-Term Securities — 1.7%

Money Market Funds — 1.7%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	USD	178,632	178,632
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)		1,579,597	1,579,755

Total Money Market Funds — 1.7% (Cost: $1,758,198)			1,758,387

Time Deposits — 0.0%

United Kingdom — 0.0%
Citibank NA, 0.23%, 07/02/18	GBP	18	23,677

Total Time Deposits — 0.0% (Cost: $23,677)			23,677

Total Short-Term Securities — 1.7% (Cost: $1,781,875)			1,782,064

Total Investments — 99.9% (Cost: $101,324,903)			106,212,334

Total Investments — 99.9% (Cost: $101,324,903)			106,212,334
Other Assets Less Liabilities — 0.1%			76,979

Net Assets — 100.0%			$106,289,313

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock International V.I. Fund

(e)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,135,204	(2,956,572)	178,632	$178,632	$27,392		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,216,364	(4,636,767)	1,579,597	1,579,755	9,622	(b)	(199)	463

				$1,758,387	$37,014		$(199)	$463

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Canada	$2,209,507	$—	$—	$2,209,507
China	7,383,337	7,551,598	—	14,934,935
France	—	10,132,132	—	10,132,132
Germany	—	7,776,766	—	7,776,766
Hong Kong	—	255,031	—	255,031
India	—	3,737,718	—	3,737,718
Italy	—	1,617,741	—	1,617,741
Japan	—	15,379,829	—	15,379,829
Mexico	2,658,476	—	—	2,658,476
Netherlands	—	3,237,781	—	3,237,781
Portugal	—	2,162,609	—	2,162,609
Singapore	1,973,745	—	—	1,973,745
Spain	—	10,864,128	—	10,864,128
Switzerland	—	2,553,448	—	2,553,448
United Kingdom	1,635,054	13,401,365	—	15,036,419
United States	9,900,005	—	—	9,900,005
Short-Term Securities:
Money Market Funds	178,632	—	—	178,632
Time Deposits	—	23,677	—	23,677

Subtotal	$25,938,756	$78,693,823	$—	$104,632,579

Investments valued at NAV(a)				$1,579,755

Total Investments				$106,212,334

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers out of Level 1 (a)	Transfers into Level 2 (a)
Assets:
Investments:
Common Stocks:
United Kingdom	$3,595,169	$3,595,169

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	5

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,527,880) (cost — $99,566,705)	$104,453,947
Investments at value — affiliated (cost — $1,758,198)	1,758,387
Cash	10,490
Receivables:
Investments sold	1,496,903
Securities lending income — affiliated	948
Capital shares sold	127,247
Dividends — affiliated	4,487
Dividends — unaffiliated	344,444
Prepaid expenses	245

Total assets	108,197,098

LIABILITIES
Foreign bank overdraft (cost — $(39,736))	39,267
Cash collateral on securities loaned at value	1,581,930
Payables:
Capital shares redeemed	20,145
Printing fees	38,621
Professional fees	100,447
Transfer agent fees	16,173
Board realignment and consolidation	3,133
Investment advisory fees	66,494
Directors’ and Officer’s fees	2,135
Other affiliates	522
Other accrued expenses	38,918

Total liabilities	1,907,785

NET ASSETS	$106,289,313

NET ASSETS CONSIST OF
Paid-in capital	$95,049,787
Undistributed net investment income	2,426,686
Accumulated net realized gain	3,920,243
Net unrealized appreciation (depreciation)	4,892,597

NET ASSETS	$106,289,313

Class I — Based on net assets of $106,289,313 and 8,963,329 shares outstanding, 100 million shares authorized, $0.10 par value	$11.86

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock International V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$27,392
Dividends — unaffiliated	1,827,366
Securities lending income — affiliated — net	9,622
Foreign taxes withheld	(142,737)

Total investment income	1,721,643

EXPENSES
Investment advisory	422,948
Transfer agent	123,020
Professional	59,182
Accounting services	21,085
Custodian	17,677
Printing	11,532
Directors and Officer	8,860
Board realignment and consolidation	3,133
Miscellaneous	5,696

Total expenses	673,133
Less:
Fees waived and/or reimbursed by the Manager	(1,552)
Transfer agent fees waived and /or reimbursed — class specific	(75,571)

Total expenses after fees waived and/or reimbursed	596,010

Net investment income	1,125,633

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(199)
Investments — unaffiliated (net of $(19) foreign capital gain tax)	4,049,548
Foreign currency transactions	(65,953)

3,983,396

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	463
Investments — unaffiliated (net of $125,570 foreign capital gain tax)	(11,429,453)
Foreign currency translations	1,841

(11,427,149)

Net realized and unrealized loss	(7,443,753)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,318,120)

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,125,633	$1,434,265
Net realized gain	3,983,396	9,173,925
Net change in unrealized appreciation (depreciation)	(11,427,149)	17,210,656

Net increase (decrease) in net assets resulting from operations	(6,318,120)	27,818,846

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,825,183)	(8,586,936)

NET ASSETS
Total increase (decrease) in net assets	(9,143,303)	19,231,910
Beginning of period	115,432,616	96,200,706

End of period	$106,289,313	$115,432,616

Undistributed net investment income, end of period	$2,426,686	$1,301,053

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$12.56		$9.58		$9.71		$10.10	$10.87	$9.04

Net investment income(a)	0.12		0.15		0.15		0.14	0.13	0.19
Net realized and unrealized gain (loss)	(0.82)		2.83		(0.11)		(0.42)	(0.69)	1.86

Net increase (decrease) from investment operations	(0.70)		2.98		0.04		(0.28)	(0.56)	2.05

Distributions(b)
From net investment income	—		—		(0.17)		(0.11)	(0.21)	(0.22)
From return of capital	—		—		(0.00	)(c)	—	—	—

Total distributions	—		—		(0.17)		(0.11)	(0.21)	(0.22)

Net asset value, end of period	$11.86		$12.56		$9.58		$9.71	$10.10	$10.87

Total Return(d)
Based on net asset value	(5.57	)%(e)	31.11%		0.39%		(2.76)%	(5.19)%	22.75%

Ratios to Average Net Assets
Total expenses	1.19	%(f)(g)	1.24	%(g)	1.15%		1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed	1.06	%(f)(g)	1.11	%(g)	1.04%		0.98%	0.99%	0.97%

Net investment income	2.00	%(f)(g)	1.37	%(g)	1.57%		1.35%	1.21%	1.92%

Supplemental Data
Net assets, end of period (000)	$106,289		$115,433		$96,201		$107,942	$125,144	$150,314

Portfolio turnover rate	53%		103%		82%		112%	129%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (unaudited) (continued)

excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
UBS Securities LLC	$1,527,880	$(1,527,880)	$—

(a)

Cash collateral with a value of $1,581,930 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2018, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the six months ended June 30, 2018, the Fund had no class specific transfer agent fees.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $1,552.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $597 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

vote of a majority of the outstanding voting securities of the Fund. This amount is shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific waivers and/or reimbursements were $75,571.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $921 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend and borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $57,279,262 and $57,804,603, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$101,361,773

Gross unrealized appreciation	$8,610,772
Gross unrealized depreciation	(3,760,211)

Net unrealized appreciation (depreciation)	$4,850,561

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	476,634	$6,004,486	766,286	$8,733,286
Shares redeemed	(706,878)	(8,829,669)	(1,613,860)	(17,320,222)

Net decrease	(230,244)	$(2,825,183)	(847,574)	$(8,586,936)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income distribution in the following amount per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Net Investment Income
Class I	$0.143186

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	17

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

On May 8, 2018, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. (the “Company”) approved the liquidation of BlackRock iShares® Alternative Strategies V.I. Fund, a series of the Company. Effective August 8, 2018, the Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company. The Fund is expected to be liquidated on or about August 31, 2018 (the “Liquidation Date”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its blended benchmark, the 60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The largest contributor to Fund performance was exposure to the iShares U.S. Real Estate ETF. This was followed by exposure to the iShares Commodities Select Strategy ETF.

The largest detractor from performance was exposure to the iShares J.P. Morgan USD Emerging Markets Bond ETF. This was followed by exposure to the iShares Global Infrastructure ETF.

Describe recent portfolio activity.

In the reporting period, the Fund increased exposure to the iShares U.S. Real Estate ETF and the iShares Edge MSCI USA Momentum Factor ETF. The Fund reduced exposure to the iShares US Preferred Stock ETF and the iShares Global Infrastructure ETF.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in U.S. equities relative to international market equities, and had shorter duration. The Fund’s top holdings included minimum volatility global equities, U.S. real estate and emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	48%
Fixed Income Funds	16
Commodity Funds	10
Short-Term Securities	26

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns
	6-Month Total Returns (c)	1 Year (c)	Since Inception (c)(d)
Class I(a)(b)	0.18%	5.17%	5.11%
Class III(a)(b)	0.00	4 .88	4.85
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index(e)	(0.83)	6.25	5.11
MSCI All Country World Index(f)	(0.43)	10.73	7.02
Bloomberg Barclays U.S. Aggregate Bond Index(g)	(1.62)	(0.40)	1.97

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.
(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The Fund commenced operations on April 30, 2014.
(e)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(f)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

(g)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,001.80	$3.23	$1,000.00	$1,021.57	$3.26	0.65%
Class III	1,000.00	1,000.00	4.46	1,000.00	1,020.33	4.51	0.90

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock iShares® Alternative Strategies V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 135.4%(f)

Commodity Funds — 13.1%
iShares Commodities Select Strategy ETF(a)	54,133	$2,113,352
iShares Gold Trust(b)(c)	61,248	736,201
iShares Silver Trust(b)(c)	50,388	763,378

		3,612,931
Equity Funds — 64.9%
iShares Edge MSCI Minimum Volatility Global ETF	97,753	8,118,387
iShares Edge MSCI USA Momentum Factor ETF(a)	26,560	2,913,632
iShares Global Infrastructure ETF(a)	53,665	2,305,985
iShares U.S. Real Estate ETF(a)	57,184	4,607,887

		17,945,891
Fixed Income Funds — 22.4%
iShares International Aggregate Bond ETF(a)	16,600	874,654
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	30,169	3,221,144
iShares U.S. Preferred Stock ETF(a)	54,768	2,065,301

		6,161,099

Security	Shares	Value
Short-Term Securities — 35.0%
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)(e)	9,657,576	$9,658,542

Total Affiliated Investment Companies — 135.4% (Cost: $36,204,314)		37,378,463
Liabilities in Excess of Other Assets — (35.4)%		(9,762,821)

Net Assets — 100.0%		$27,615,642

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with cash collateral from loaned securities.

(f)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	88,209	—		(88,209	)(b)	—	$—	$500		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,666,376	6,991,200	(c)	—		9,657,576	9,658,542	15,292	(d)	2,239	335
iShares Commodities Select Strategy ETF	62,033	20,300		(28,200)		54,133	2,113,352	15,851		170,002	8,074
iShares Edge MSCI Minimum Volatility Global ETF	88,203	19,050		(9,500)		97,753	8,118,387	89,046		156,995	(277,511)
iShares Edge MSCI USA Momentum Factor ETF	14,300	14,460		(2,200)		26,560	2,913,632	14,493		32,410	75,601
iShares Global Infrastructure ETF	86,765	5,800		(38,900)		53,665	2,305,985	37,814		167,004	(324,051)
iShares Gold Trust	105,748	6,700		(51,200)		61,248	736,201	—		70,491	(93,891)
iShares International Aggregate Bond ETF	—	17,900		(1,300)		16,600	874,654	1,173		(57)	4,562
iShares J.P. Morgan USD Emerging Markets Bond ETF	31,319	7,650		(8,800)		30,169	3,221,144	65,477		14,111	(335,468)
iShares Silver Trust	56,107	3,281		(9,000)		50,388	763,378	—		4,779	(48,538)
iShares U.S. Preferred Stock ETF	125,328	7,450		(78,010)		54,768	2,065,301	81,469		(63,769)	(3,417)
iShares U.S. Real Estate ETF	35,364	34,300		(12,480)		57,184	4,607,887	62,791		10,862	173,933

							$37,378,463	$383,906		$565,067	$(820,371)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$27,719,921	$—	$—	$27,719,921

Investments valued at NAV(a)				$9,658,542

Total Investments				$37,378,463

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock iShares® Alternative Strategies V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $9,490,742) (cost — $36,204,314)	$37,378,463
Receivables:
Investments sold	86,237
Securities lending income — affiliated	2,061
Capital shares sold	427
Dividends — affiliated	60,922
From the Manager	211
Prepaid expenses	61

Total assets	37,528,382

LIABILITIES
Bank overdraft	86,860
Cash collateral on securities loaned at value	9,657,395
Payables:
Accounting Fees	9,511
Capital shares redeemed	120,589
Professional fees	31,776
Distribution fees	2,450
Board realignment and consolidation	430
Investment advisory fees	222
Directors’ and Officer’s fees	1,045
Other affiliates	17
Other accrued expenses	2,445

Total liabilities	9,912,740

NET ASSETS	$27,615,642

NET ASSETS CONSIST OF
Paid-in capital	$26,022,239
Undistributed net investment income	297,049
Accumulated net realized gain	122,205
Net unrealized appreciation (depreciation)	1,174,149

NET ASSETS	$27,615,642

NET ASSET VALUE
Class I — Based on net assets of $16,109,766 and 1,444,021 shares outstanding, 100 million shares authorized, $0.10 par value	$11.16

Class III — Based on net assets of $11,505,876 and 1,036,938 shares outstanding, 100 million shares authorized, $0.10 par value	$11.10

See notes to consolidated financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock iShares® Alternative Strategies V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$368,614
Dividends — unaffiliated	126
Securities lending income — affiliated — net	15,292

Total investment income	384,032

EXPENSES
Investment advisory	35,798
Transfer agent — class specific	31,388
Professional	29,885
Accounting services	23,495
Printing	16,011
Distribution — class specific	15,885
Directors and Officer	7,807
Custodian	3,845
Transfer agent	2,479
Board realignment and consolidation	430
Miscellaneous	1,905

Total expenses	168,928
Less:
Fees waived and/or reimbursed by the Manager	(28,171)
Transfer agent fees waived and/or reimbursed — class specific	(31,378)

Total expenses after fees waived and/or reimbursed	109,379

Net investment income	274,653

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments — affiliated	565,067
Net change in unrealized depreciation on investments — affiliated	(820,371)

Net realized and unrealized loss	(255,304)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,349

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statements of Changes in Net Assets

	BlackRock iShares® Alternative Strategies V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$274,653	$747,349
Net realized gain	565,067	18,827
Net change in unrealized appreciation (depreciation)	(820,371)	2,109,463

Net increase in net assets resulting from operations	19,349	2,875,639

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(422,009)
Class III	—	(307,726)
From return of capital:
Class I	—	(1,366)
Class III	—	(900)

Decrease in net assets resulting from distributions to shareholders	—	(732,001)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(970,060)	4,937,220

NET ASSETS
Total increase (decrease) in net assets	(950,711)	7,080,858
Beginning of period	28,566,353	21,485,495

End of period	$27,615,642	$28,566,353

Undistributed net investment income, end of period	$297,049	$22,396

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Alternative Strategies V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,					Period from 04/30/2014 (a) to 12/31/2014
			2017		2016		2015
Net asset value, beginning of period	$11.14		$10.15		$9.79		$10.20	$10.00

Net investment income(b)	0.11		0.33		0.35		0.37	0.31
Net realized and unrealized gain (loss)	(0.09)		0.96		0.30		(0.47)	0.03

Net increase (decrease) from investment operations	0.02		1.29		0.65		(0.10)	0.34

Distributions(c)
From net investment income	—		(0.30)		(0.29)		(0.30)	(0.13)
From net realized gain	—		—		—		—	(0.01)
From return of capital	—		(0.00	)(d)	(0.00	)(d)	(0.01)	(0.00	)(d)

Total distributions	—		(0.30)		(0.29)		(0.31)	(0.14)

Net asset value, end of period	$11.16		$11.14		$10.15		$9.79	$10.20

Total Return(e)
Based on net asset value	0.18	%(f)	12.74%		6.59%		(1.02)%	3.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.07	%(h)	0.94%		1.10%		2.15%	8.81	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.65	%(h)	0.65%		0.65%		0.71%	0.75	%(h)

Net investment income	2.06	%(h)	3.04%		3.30%		3.59%	4.36	%(h)

Supplemental Data
Net assets, end of period (000)	$16,110		$16,000		$13,800		$9,707	$5,116

Portfolio turnover rate	31%		37%		47%		37%	34%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (unaudited)	Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
		2017	2016	2015
Investments in underlying funds	0.36%	0.38%	0.34%	0.37%	0.41%

(h)	Annualized.
(i)

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03% respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	9

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Alternative Strategies V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,					Period from 04/30/2014 (a) to 12/31/2014
			2017		2016		2015
Net asset value, beginning of period	$11.10		$10.12		$9.77		$10.20	$10.00

Net investment income(b)	0.10		0.32		0.36		0.39	0.36
Net realized and unrealized gain (loss)	(0.10)		0.94		0.26		(0.52)	(0.03)

Net increase (decrease) from investment operations	(0.00)		1.26		0.62		(0.13)	0.33

Distributions(c)
From net investment income	—		(0.28)		(0.27)		(0.29)	(0.12)
From net realized gain	—		—		—		—	(0.01)
From return of capital	—		(0.00	)(d)	(0.00	)(d)	(0.01)	(0.00	)(d)

Total distributions	—		(0.28)		(0.27)		(0.30)	(0.13)

Net asset value, end of period	$11.10		$11.10		$10.12		$9.77	$10.20

Total Return(e)
Based on net asset value	0.00	%(f)	12.45%		6.33%		(1.24)%	3.26	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.32	%(h)	1.22%		1.29%		2.26%	8.54	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.90	%(h)	0.90%		0.90%		0.94%	1.00	%(h)

Net investment income	1.75	%(h)	2.94%		3.38%		3.81%	5.05	%(h)

Supplemental Data
Net assets, end of period (000)	$11,506		$12,566		$7,685		$2,160	$334

Portfolio turnover rate	31%		37%		47%		37%	34%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (unaudited)	Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
		2017	2016	2015
Investments in underlying funds	0.36%	0.38%	0.34%	0.37%	0.41%

(h)	Annualized.
(i)

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03% respectively.

See notes to consolidated financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2018 were $1,505,468, which is 5.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

On May 8, 2018, the Board of Directors (the “Board”) of the Company approved the liquidation of the Fund. Effective August 8, 2018, the Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company. The Fund is expected to be liquidated on or about August 31, 2018 (the “Liquidation Date”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	11

Notes to Consolidated Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”). There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,131,300	$(1,131,300)	$—
Deutsche Bank Securities Inc.	259,754	(259,754)	—
Goldman Sachs & Co.	341,825	(341,825)	—
Jefferies LLC	289,877	(289,877)	—
JP Morgan Securities LLC	6,413,906	(6,413,906)	—
Merrill Lynch, Pierce, Fenner & Smith	1,054,080	(1,054,080)	—

	$9,490,742	$(9,490,742)	$—

(a)

Cash collateral with a value of $9,657,395 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.225
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III is $15,885.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (unaudited) (continued)

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$17,336	$14,052	$31,388

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the amount waived was $28.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $156 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.65%	0.90%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived and/or reimbursed $28,143, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$17,330	$14,048	$31,378

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On June 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019	2020
Fund Level	$46,338	$49,095	$28,143
Class I	22,342	18,123	17,330
Class III	6,323	119,566	14,048

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,337 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $8,967,606 and $9,571,904, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2017, the Fund had a capital loss carryforward with no expiration date, available to offset future realized capital gains of $172,012.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$36,452,768

Gross unrealized appreciation	$1,184,918
Gross unrealized depreciation	(259,223)

Net unrealized appreciation (depreciation)	$925,695

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. There is uncertainty in the application of certain provisions in the Act which could impact certain funds and their shareholders. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s consolidated financial statements, if any, cannot be fully determined.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (unaudited) (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	132,284	$1,465,643	267,737	$2,911,781
Shares issued in reinvestment of distributions	—	—	38,005	423,375
Shares redeemed	(124,246)	(1,369,293)	(228,855)	(2,485,980)

Net increase	8,038	$96,350	76,887	$849,176

Class III
Shares sold	167,940	$1,845,958	533,162	$5,813,619
Shares issued in reinvestment of distributions	—	—	27,804	308,626
Shares redeemed	(263,461)	(2,912,368)	(188,023)	(2,034,201)

Net increase (decrease)	(95,521)	$(1,066,410)	372,943	$4,088,044

Total Net Increase (Decrease)	(87,483)	$(970,060)	449,830	$4,937,220

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On May 8, 2018, the Board approved the liquidation of the Fund. Effective August 8, 2018, the Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company. The Fund is expected to be liquidated on or about August 31, 2018 (the “Liquidation Date”).

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / GLOSSARY OF TERMS USED IN THIS REPORT	17

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

At a meeting held on November 14, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Stock and Bond Balanced Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest contributions to Fund performance came from exposure to the iShares Core S&P 500 ETF and the iShares Core S&P Small-Cap ETF.

The largest detractors from performance derived from exposure to the iShares Core MSCI Emerging Markets ETF and the iShares MSCI EAFE ETF.

Describe recent portfolio activity.

During the six-month period, the Fund increased exposure to U.S. equities, reducing allocations to small- and mid-cap stocks, and increasing allocations to large-cap and momentum stocks. The Fund reduced exposure to emerging market and international developed market equities. In addition, the Fund sought exposure to shorter duration in investment grade credit, and longer duration in U.S. Treasuries. (Duration is a measure of interest-rate sensitivity.) Lastly, the Fund reduced exposure to high-yield and agency bonds in favor of emerging market and short-term bonds, and trimmed its holdings within commodities.

Describe portfolio positioning at period end.

At period end, the Fund was underweight in developed international market equity exposure in favor of U.S. equities. The Fund’s top holdings included exposure to U.S. equities, international developed equities and intermediate U.S. credit. Within equities, the Fund maintained broad exposure to U.S. large cap and momentum stocks, and small allocations to value, growth and minimum volatility issues. Within fixed income, the Fund held an underweight duration and overweight broader credit versus rates. The Fund’s top fixed-income holdings included exposure to investment grade intermediate credit and short-term bonds. In addition, the Fund ended the period with small allocations to investment grade corporate and emerging market bonds, U.S. real estate and U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	55%
Short-Term Securities	22
Fixed Income Funds	22
Commodity Funds	1

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns
	6-Month Total Returns (c)	1 Year (c)	Since Inception (c)(d)
Class I(a)(b)	0.00%	7.37%	4.33%
Class III(a)(b)	(0.09)	7.00	4.06
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index(e)	(0.83)	6.25	5.11
MSCI All Country World Index(f)	(0.43)	10.73	7.02
Bloomberg Barclays U.S. Aggregate Bond Index(g)	(1.62)	(0.40)	1.97

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The Fund commenced operations on April 30, 2014.
(e)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(f)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

(g)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$2.63	$1,000.00	$1,022.17	$2.66	0.53%
Class III	1,000.00	999.10	3.87	1,000.00	1,028.70	3.92	0.78

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 128.5%(f)

Commodity Funds — 1.4%
iShares Commodities Select Strategy ETF(a)	6,361	$248,333
iShares Gold Trust(b)(c)	7,189	86,412
iShares Silver Trust(b)(c)	5,605	84,916

		419,661
Equity Funds — 70.0%
iShares Core MSCI EAFE ETF(a)	42,707	2,706,343
iShares Core MSCI Emerging Markets ETF	39,143	2,055,399
iShares Core S&P 500 ETF	27,104	7,400,747
iShares Core S&P Mid-Cap ETF(a)	8,253	1,607,519
iShares Core S&P Small-Cap ETF(a)	7,886	658,166
iShares Edge MSCI Minimum Volatility Global ETF(a)	10,397	863,471
iShares Edge MSCI Minimum Volatility USA ETF(a)	23,600	1,254,576
iShares Edge MSCI USA Momentum Factor ETF(a)	27,755	3,044,723
iShares Global Infrastructure ETF(a)	7,277	312,693
iShares S&P 500 Growth ETF	3,900	634,179
iShares S&P 500 Value ETF(a)	5,400	594,702
iShares U.S. Real Estate ETF(a)	5,600	451,248

		21,583,766
Fixed Income Funds — 28.3%
iShares 20+ Year Treasury Bond ETF	5,600	681,632
iShares iBoxx $ Investment Grade Corporate Bond ETF	13,786	1,579,462
iShares Intermediate Credit Bond ETF(a)	27,200	2,889,728

Security	Shares	Value
Fixed Income Funds (continued)
iShares International Aggregate Bond ETF(a)	1,600	$84,304
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	9,240	986,555
iShares Short Maturity Bond ETF	31,100	1,560,287
iShares U.S. Preferred Stock ETF(a)	7,413	279,544
iShares U.S. Treasury Bond ETF	27,452	676,005

		8,737,517
Short-Term Securities — 28.8%(d)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	132,471	132,471
SL Liquidity Series, LLC, Money Market Series, 2.16%(e)	8,727,335	8,728,208

		8,860,679

Total Affiliated Investment Companies — 128.5% (Cost: $38,304,293)		39,601,623
Liabilities in Excess of Other Assets — (28.5)%		(8,778,988)

Net Assets — 100.0%		$30,822,635

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related party of the fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	57,845	74,626	(b)	—	132,471	$132,471	$510		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,016,002	6,711,333	(b)	—	8,727,335	8,728,208	22,240	(c)	(930)	22
iShares 1-3 Year Treasury Bond ETF	23,797	3,441		(27,238)	—	—	7,040		(32,501)	16,848
iShares 20+ Year Treasury Bond ETF	—	5,600		—	5,600	681,632	2,931		—	17,622
iShares Agency Bond ETF	11,079	300		(11,379)	—	—	5,711		(24,942)	220
iShares Commodities Select Strategy ETF	6,561	400		(600)	6,361	248,333	1,560		3,512	14,731
iShares Core MSCI EAFE ETF	—	43,207		(500)	42,707	2,706,343	46,186		(69)	(142,503)
iShares Core MSCI Emerging Markets ETF	50,350	2,593		(13,800)	39,143	2,055,399	16,505		192,586	(329,863)
iShares Core S&P 500 ETF	15,804	11,900		(600)	27,104	7,400,747	53,021		40,944	80,074
iShares Core S&P Mid-Cap ETF	12,423	2,920		(7,090)	8,253	1,607,519	16,825		305,387	(278,416)
iShares Core S&P Small-Cap ETF	19,736	410		(12,260)	7,886	658,166	6,648		273,621	(195,360)
iShares Edge MSCI Minimum Volatility Global ETF	8,397	2,000		—	10,397	863,471	8,960		—	(11,964)
iShares Edge MSCI Minimum Volatility USA ETF	18,450	5,550		(400)	23,600	1,254,576	11,092		2,666	6,485
iShares Edge MSCI USA Momentum Factor ETF	1,400	26,355		—	27,755	3,044,723	9,684		—	70,513
iShares Global Infrastructure ETF	8,277	200		(1,200)	7,277	312,693	4,923		4,240	(22,325)
iShares Gold Trust	10,379	610		(3,800)	7,189	86,412	—		5,633	(8,325)
iShares iBoxx $ High Yield Corporate Bond ETF	14,263	600		(14,863)	—	—	15,356		(9,613)	(13,821)
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,740	1,594		(3,548)	13,786	1,579,462	24,400		8,259	(115,339)
iShares Intermediate Credit Bond ETF	—	27,200		—	27,200	2,889,728	13,135		—	(3,115)
iShares International Aggregate Bond ETF	—	1,600		—	1,600	84,304	107		—	440
iShares J.P. Morgan USD Emerging Markets Bond ETF	3,140	6,100		—	9,240	986,555	10,801		—	(52,450)
iShares MSCI Canada ETF	21,075	300		(21,375)	—	—	—		46,125	(82,130)
iShares MSCI EAFE ETF	56,073	1,700		(57,773)	—	—	—		657,197	(615,024)
iShares MSCI EAFE Small-Cap ETF	13,600	100		(13,700)	—	—	—		157,760	(135,709)
iShares Short Maturity Bond ETF	—	31,200		(100)	31,100	1,560,287	5,381		(2)	192
iShares Silver Trust	4,905	700		—	5,605	84,916	—		—	(4,446)
iShares S&P 500 Growth ETF	—	3,900		—	3,900	634,179	1,825		—	22,173
iShares S&P 500 Value ETF	—	5,400		—	5,400	594,702	3,781		—	(3,808)
iShares U.S. Credit Bond ETF	20,159	1,099		(21,258)	—	—	18,141		(32,278)	(61,398)
iShares U.S. Preferred Stock ETF	13,613	200		(6,400)	7,413	279,544	9,901		(5,670)	(2,141)

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock iShares® Dynamic Allocation V.I. Fund

Affiliates	Shares Held at 12/31/17	Shares Purchased	Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares U.S. Real Estate ETF	3,900	2,100	(400)	5,600	$451,248	$6,672	$456	$8,161
iShares U.S. Treasury Bond ETF	—	27,952	(500)	27,452	676,005	2,124	11	5,367

Total					$39,601,623	$325,460	$1,592,392	$(1,835,289)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$30,740,944	$—	$—	$30,740,944
Short-Term Securities	132,471	—	—	132,471

Subtotal	$30,873,415	$—	$—	$30,873,415

Investments valued at NAV(a)				8,728,208

Total Investment				$39,601,623

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to consolidated financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock iShares® Dynamic Allocation V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $8,548,758) (cost — $38,304,293)	$39,601,623
Cash	639
Receivables:
Securities lending income — affiliated	3,894
Capital shares sold	83,191
Dividends — affiliated	69,208
Dividends — unaffiliated	4
Prepaid expenses	63

Total assets	39,758,622

LIABILITIES
Cash collateral on securities loaned at value	8,728,815
Payables:
Investments purchased	141,271
Capital shares redeemed	104
Printing fees	14,405
Professional fees	38,346
Distribution fees	780
Board realignment and consolidation	422
Investment advisory fees	2,534
Directors’ and Officer’s fees	1,410
Other affiliates	19
Other accrued expenses	7,881

Total liabilities	8,935,987

NET ASSETS	$30,822,635

NET ASSETS CONSIST OF
Paid-in capital	$28,247,885
Undistributed net investment income	259,194
Accumulated net realized gain	1,018,226
Net unrealized appreciation (depreciation)	1,297,330

NET ASSETS	$30,822,635

NET ASSET VALUE
Class I — Based on net assets of $26,902,951 and 2,417,062 shares outstanding, 100 million shares authorized, $0.10 par value	$11.13

Class III — Based on net assets of $3,919,684 and 353,606 shares outstanding, 100 million shares authorized, $0.10 par value	$11.08

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock iShares® Dynamic Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$303,220
Dividends — unaffiliated	9
Securities lending income — affiliated — net	22,240

Total investment income	325,469

EXPENSES
Professional	33,893
Transfer agent — class specific	31,641
Accounting services	23,459
Investment advisory	21,957
Printing	14,012
Directors and Officer	8,096
Distribution — class specific	4,678
Custodian	3,395
Transfer agent	2,479
Board realignment and consolidation	422
Miscellaneous	2,917

Total expenses	146,949
Less:
Fees waived and/or reimbursed by the Manager	(32,644)
Transfer agent fees waived and/or reimbursed — class specific	(31,631)

Total expenses after fees waived and/or reimbursed	82,674

Net investment income	242,795

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments — affiliated	1,592,392
Net change in unrealized depreciation on investments — affiliated	(1,835,289)

Net realized and unrealized loss	(242,897)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(102)

See notes to consolidated financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$242,795	$518,378
Net realized gain	1,592,392	379,198
Net change in unrealized appreciation (depreciation)	(1,835,289)	2,493,939

Net increase (decrease) in net assets resulting from operations	(102)	3,391,515

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(452,727)
Class III	—	(56,728)
From return of capital:
Class I	—	(13,367)
Class III	—	(3,178)

Decrease in net assets resulting from distributions to shareholders	—	(526,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,875,683	6,142,899

NET ASSETS
Total increase in net assets	1,875,581	9,008,414
Beginning of period	28,947,054	19,938,640

End of period	$30,822,635	$28,947,054

Undistributed net investment income, end of period	$259,194	$16,399

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
			2017	2016	2015
Net asset value, beginning of period	$11.13		$9.85	$9.45	$10.02	$10.00

Net investment income(b)	0.09		0.23	0.22	0.24	0.20
Net realized and unrealized gain (loss)	(0.09)		1.26	0.39	(0.63)	(0.07)

Net increase (decrease) from investment operations	0.00		1.49	0.61	(0.39)	0.13

Distributions(c)
From net investment income	—		(0.20)	(0.20)	(0.17)	(0.10)
From net realized gain	—		—	—	—	(0.01)
From return of capital	—		(0.01)	(0.01)	(0.01)	—

Total distributions	—		(0.21)	(0.21)	(0.18)	(0.11)

Net asset value, end of period	$11.13		$11.13	$9.85	$9.45	$10.02

Total Return(d)
Based on net asset value	0.00	%(e)	15.11%	6.49%	(3.88)%	1.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.97	%(g)	0.94%	0.83%	1.90%	6.47	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.53%	0.53%	0.64%	0.75	%(g)

Net investment income	1.69	%(g)	2.14%	2.27%	2.41%	2.85	%(g)

Supplemental Data
Net assets, end of period (000)	$26,903		$25,332	$18,135	$14,636	$6,092

Portfolio turnover rate	57%		48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
		2017	2016	2015
Investments in underlying funds	0.21%	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See notes to consolidated financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
			2017	2016	2015
Net asset value, beginning of period	$11.09		$9.83	$9.44	$10.01	$10.00

Net investment income(b)	0.08		0.21	0.21	0.26	0.17
Net realized and unrealized gain (loss)	(0.09)		1.24	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	(0.01)		1.45	0.58	(0.40)	0.11

Distributions(c)
From net investment income	—		(0.18)	(0.18)	(0.16)	(0.09)
From net realized gain	—		—	—	—	(0.01)
From return of capital	—		(0.01)	(0.01)	(0.01)	—

Total distributions	—		(0.19)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$11.08		$11.09	$9.83	$9.44	$10.01

Total Return(d)
Based on net asset value	(0.09	)%(e)	14.72%	6.16%	(3.99)%	1.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	1.25%	1.02%	1.87%	8.32	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.78	%(g)	0.78%	0.78%	0.86%	1.00	%(g)

Net investment income	1.45	%(g)	1.97%	2.08%	2.56%	2.54	%(g)

Supplemental Data
Net assets, end of period (000)	$3,920		$3,615	$1,804	$1,174	$20

Portfolio turnover rate	57%		48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,			Period from 04/30/2014 (a) to 12/31/2014
		2017	2016	2015
Investments in underlying funds	0.21%	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2018 were $172,141, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (unaudited) (continued)

counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,579,610	$(1,579,610)	$—
Deutsche Bank Securities Inc.	304,216	(304,216)	—
Goldman Sachs & Co.	2,938,205	(2,938,205)	—
Jefferies LLC	1,224,547	(1,224,547)	—
JP Morgan Securities LLC	2,502,180	(2,502,180)	—

	$8,548,758	$(8,548,758)	$—

(a)

Cash collateral with a value of $8,728,815 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $4,678.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$27,436	$4,205	$31,641

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the amount waived was $26.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $160 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.53%	0.78%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived and/or reimbursed $32,618 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$27,428	$4,203	$31,631

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On June 30, 2018, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2018	2019	2020
Fund Level	$21,999	$79,451	$32,618
Class I	29,259	25,064	27,428
Class III	2,053	3,305	4,203

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (unaudited) (continued)

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,220 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $18,904,994 and $16,864,408, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $458,729.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$38,419,730

Gross unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	$1,413,813
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	(231,920)

Net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$1,181,893

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s consolidated financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	255,033	$2,844,288	583,027	$6,150,100
Shares issued in reinvestment of distributions	—	—	41,877	466,094
Shares redeemed	(114,796)	(1,278,094)	(189,522)	(1,993,433)

Net increase	140,237	$1,566,194	435,382	$4,622,761

Class III
Shares sold	46,399	$517,240	176,888	$1,880,454
Shares issued in reinvestment of distributions	—	—	5,402	59,907
Shares redeemed	(18,640)	(207,751)	(39,950)	(420,223)

Net increase	27,759	$309,489	142,340	$1,520,138

Total Net Increase	167,996	$1,875,683	577,722	$6,142,899

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

GLOSSARY OF TERMS USED IN THIS REPORT	19

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest contributor to the Fund’s relative performance was consumer discretionary, where internet & direct marketing retail holdings had the most significant impact on results. Selection in hotels, restaurants & leisure along with an underweight to media also added value within the sector. The health care and industrials sectors were additional sources of strength. An underweight stance to biotechnology and selection in pharmaceuticals drove gains in health care, while an underweight to machinery and positioning in conglomerates benefited performance in industrials. Finally, positioning in consumer staples proved advantageous to results.

At the individual stock level, Netflix Inc. and Amazon.com Inc. were the largest contributors. Netflix outperformed after a series of strong earnings reports, and the company continues to gain scale based on original content and new subscribers. Amazon continued to perform well after a series of solid earnings reports and acceleration in several of its key segments.

While the Fund’s overall security selection was notably strong for the period, positioning with respect to financials weighed on results. In particular, bank and diversified financial services holdings had the most negative impact.

The largest individual detractor was an underweight position in Apple Inc. as the company outperformed during the period. The underweight to Apple is based on the view that a mature smartphone market, increasing competition and a lack of new innovative products will limit the company’s growth once the most recent iPhone product cycles are complete. A position in Chinese internet conglomerate Tencent Holding Ltd. was also a notable detractor. The stock pulled back amid fears of a slowdown in PC gaming and a near-term profit margin contraction. The Fund has maintained the overweight position on a positive view of the company’s growth opportunities, especially in payments, mobile gaming and advertising.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in information technology (“IT”) increased, particularly within software and IT services. Health care exposure also increased, namely within equipment & supplies. Exposure to materials decreased, largely with respect to chemicals. Consumer staples, namely beverages, and energy, primarily equipment & services, saw declines as well.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund ended the period with the largest sector overweights in consumer discretionary and financials, while the most significant underweights were in industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns
	6-Month Total Returns (c)	1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	15.23%	30.18%	18.22%	11.65%
Class III(a)(b)	15.11	29.92	17.92	11.37
Russell 1000® Growth Index(d)	7.25	22.51	16.36	11.83

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund.”

(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,152.30	$4.48	$1,000.00	$1,020.63	$4.21	0.84%
Class III	1,000.00	1,151.10	5.81	1,000.00	1,019.39	5.46	1.09

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	43%
Consumer Discretionary	22
Health Care	14
Financials	7
Industrials	7
Consumer Staples	3
Real Estate	2
Materials	1
Energy	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Large Cap Focus Growth V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.3%

Automobiles — 1.4%
Tesla, Inc.(a)	7,244	$2,484,330

Banks — 1.3%
First Republic Bank	23,054	2,231,397

Beverages — 2.2%
Constellation Brands, Inc., Class A(b)	18,121	3,966,143

Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc.(a)	14,082	2,393,377

Capital Markets — 3.2%
E*TRADE Financial Corp.(a)	47,664	2,915,130
S&P Global, Inc.	13,577	2,768,215

		5,683,345

Construction Materials — 1.5%
Vulcan Materials Co.	19,960	2,576,038

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B(a)	19,884	3,711,349

Electrical Equipment — 1.1%
Rockwell Automation, Inc.	12,069	2,006,230

Equity Real Estate Investment Trusts (REITs) — 1.5%
SBA Communications Corp.(a)(b)	16,396	2,707,307

Food Products — 0.8%
Bunge Ltd.	20,644	1,439,093

Health Care Equipment & Supplies — 4.7%
Becton Dickinson and Co.	18,964	4,543,016
Boston Scientific Corp.(a)	116,955	3,824,428

		8,367,444

Health Care Providers & Services — 5.0%
UnitedHealth Group, Inc.	35,867	8,799,610

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	8,188	2,310,408

Internet & Direct Marketing Retail — 16.3%(a)
Amazon.com, Inc.	9,508	16,161,699
Booking Holdings, Inc.	2,837	5,750,854
Netflix, Inc.	17,886	7,001,117

		28,913,670

Internet Software & Services — 13.6%
Alphabet, Inc., Class A(a)	5,705	6,442,029
Alphabet, Inc., Class C(a)	2,078	2,318,321
Facebook, Inc., Class A(a)	29,768	5,784,518
MercadoLibre, Inc.	9,175	2,742,683
Tencent Holdings Ltd.	132,646	6,660,872

		23,948,423

IT Services — 9.6%
Mastercard, Inc., Class A	22,720	4,464,935
PayPal Holdings, Inc.(a)	41,387	3,446,295
Visa, Inc., Class A	67,957	9,000,905

		16,912,135

Life Sciences Tools & Services — 1.7%
Illumina, Inc.(a)	10,662	2,977,790

Security	Shares			Value
Oil, Gas & Consumable Fuels — 1.0%
Pioneer Natural Resources Co.		9,093		$1,720,759

Pharmaceuticals — 1.4%
Zoetis, Inc.		28,528		2,430,300

Professional Services — 3.4%
CoStar Group, Inc.(a)		9,950		4,105,668
Equifax, Inc.		15,421		1,929,321

				6,034,989

Road & Rail — 2.7%
Union Pacific Corp.(b)		33,815		4,790,909

Semiconductors & Semiconductor Equipment — 3.2%
ASML Holding NV (Registered), NYRS		12,399		2,454,630
NVIDIA Corp.		13,885		3,289,356

				5,743,986

Software — 16.4%
Activision Blizzard, Inc.		35,238		2,689,364
Adobe Systems, Inc.(a)		16,552		4,035,543
Autodesk, Inc.(a)		21,556		2,825,776
Electronic Arts, Inc.(a)		33,945		4,786,924
Microsoft Corp.		110,400		10,886,544
salesforce.com, Inc.(a)		27,494		3,750,182

				28,974,333

Specialty Retail — 2.5%
Ulta Beauty, Inc.(a)		19,326		4,511,848

Total Common Stocks — 99.3% (Cost: $127,870,817)				175,635,213

Total Long-Term Investments — 99.3% (Cost: $127,870,817)				175,635,213

Short-Term Securities — 5.2%

Money Market Funds — 5.2%(c)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%		2,651,009		2,651,009
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)		6,527,293		6,527,946

Total Money Market Funds — 5.2% (Cost: $9,178,955)				9,178,955

Time Deposits — 0.0%

Brown Brothers Harriman & Co.:
0.89%, 07/02/18	HKD	—	(e)	49
1.13%, 07/02/18	AUD	—	(e)	240

Total Time Deposits — 0.0% (Cost: $289)				289

Total Short-Term Securities — 5.2% (Cost: $9,179,244)				9,179,244

Total Investments — 104.5% (Cost: $137,050,061)				184,814,457

Liabilities in Excess of Other Assets — (4.5)%				(7,907,597)

Net Assets — 100.0%				$176,906,860

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Large Cap Focus Growth V.I. Fund

(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Amount is less than $500.
(f)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	82,464	2,568,545	2,651,009	$2,651,009	$13,617		$—	$—
SL Liquidity Series, LLC, Money Market Series	2,198,635	4,328,658	6,527,293	6,527,946	12,346	(b)	1,355	—

				$9,178,955	$25,963		$1,355	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Automobiles	$2,484,330	$—	$—	$2,484,330
Banks	2,231,397	—	—	2,231,397
Beverages	3,966,143	—	—	3,966,143
Biotechnology	2,393,377	—	—	2,393,377
Capital Markets	5,683,345	—	—	5,683,345
Construction Materials	2,576,038	—	—	2,576,038
Diversified Financial Services	3,711,349	—	—	3,711,349
Electrical Equipment	2,006,230	—	—	2,006,230
Equity Real Estate Investment Trusts (REITs)	2,707,307	—	—	2,707,307
Food Products	1,439,093	—	—	1,439,093
Health Care Equipment & Supplies	8,367,444	—	—	8,367,444
Health Care Providers & Services	8,799,610	—	—	8,799,610
Hotels, Restaurants & Leisure	2,310,408	—	—	2,310,408
Internet & Direct Marketing Retail	28,913,670	—	—	28,913,670
Internet Software & Services	17,287,551	6,660,872	—	23,948,423
IT Services	16,912,135	—	—	16,912,135
Life Sciences Tools & Services	2,977,790	—	—	2,977,790
Oil, Gas & Consumable Fuels	1,720,759	—	—	1,720,759
Pharmaceuticals	2,430,300	—	—	2,430,300
Professional Services	6,034,989	—	—	6,034,989
Road & Rail	4,790,909	—	—	4,790,909
Semiconductors & Semiconductor Equipment	5,743,986	—	—	5,743,986
Software	28,974,333	—	—	28,974,333
Specialty Retail	4,511,848	—	—	4,511,848
Short-Term Securities:
Money Market Funds	2,651,009	—	—	2,651,009
Time Deposits	—	289	—	289

Subtotal	$171,625,350	$6,661,161	$—	$178,286,511

Investments valued at NAV(a)				$6,527,946

Total Investments				$184,814,457

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,323,407) (cost — $127,871,106)	$175,635,502
Investments at value — affiliated (cost — $9,178,955)	9,178,955
Cash	17,529
Foreign currency at value (cost — $14)	7
Receivables:
Securities lending income — affiliated	2,050
Capital shares sold	56,107
Dividends — affiliated	1,902
Dividends — unaffiliated	1,838
Prepaid expenses	349

Total assets	184,894,239

LIABILITIES
Cash collateral on securities loaned at value	6,527,341
Payables:
Investments purchased	1,174,211
Capital shares redeemed	10,267
Distribution fees	14,053
Board realignment and consolidation	2,792
Investment advisory fees	95,969
Directors’ and Officer’s fees	2,151
Other affiliates	620
Other accrued expenses	159,975

Total liabilities	7,987,379

NET ASSETS	$176,906,860

NET ASSETS CONSIST OF
Paid-in capital	$115,756,642
Accumulated net investment loss	(199,778)
Accumulated net realized gain	13,585,607
Net unrealized appreciation (depreciation)	47,764,389

NET ASSETS	$176,906,860

NET ASSET VALUE
Class I — Based on net assets of $108,163,481 and 6,469,652 shares outstanding, 100 million shares authorized, $0.10 par value.	$16.72

Class III — Based on net assets of $68,743,379 and 4,159,315 shares outstanding, 100 million shares authorized, $0.10 par value.	$16.53

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$13,617
Dividends — unaffiliated	538,048
Securities lending income — affiliated — net	12,346

Total investment income	564,011

EXPENSES
Investment advisory	542,884
Transfer agent — class specific	174,570
Distribution — class specific	77,545
Professional	32,588
Accounting services	22,515
Printing	14,894
Custodian	10,338
Directors and Officer	8,718
Board realignment and consolidation	2,792
Transfer agent	2,480
Miscellaneous	8,387

Total expenses	897,711

Less:
Fees waived and/or reimbursed by the Manager	(735)
Transfer agent fees waived and/or reimbursed — class specific	(116,105)

Total expenses after fees waived and/or reimbursed	780,871

Net investment loss	(216,860)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	1,355
Investments — unaffiliated	10,190,090
Foreign currency transactions	(13)

10,191,432

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	13,484,833
Foreign currency translations	(13)

13,484,820

Net realized and unrealized gain	23,676,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,459,392

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(216,860)	$24,367
Net realized gain	10,191,432	27,208,552
Net change in unrealized appreciation (depreciation)	13,484,820	9,233,119

Net increase in net assets resulting from operations	23,459,392	36,466,038

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(39,574)
Class III	—	(2,263)
From net realized gain:
Class I	—	(16,352,959)
Class III	—	(8,778,098)

Decrease in net assets resulting from distributions to shareholders	—	(25,172,894)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,680,409)	17,142,344

NET ASSETS
Total increase in net assets	21,778,983	28,435,488
Beginning of period	155,127,877	126,692,389

End of period	$176,906,860	$155,127,877

Undistributed (accumulated) net investment income (loss), end of period	$(199,778)	$17,082

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.51		$13.35	$13.59	$14.08	$14.22	$11.54

Net investment income (loss)(a)	(0.01)		0.02	0.09	0.08	0.09	0.09
Net realized and unrealized gain	2.22		3.92	0.99	0.31	1.92	3.82

Net increase from investment operations	2.21		3.94	1.08	0.39	2.01	3.91

Distributions(b)
From net investment income	—		(0.01)	(0.10)	(0.09)	(0.08)	(0.10)
From net realized gain	—		(2.77)	(1.22)	(0.79)	(2.07)	(1.13)

Total distributions	—		(2.78)	(1.32)	(0.88)	(2.15)	(1.23)

Net asset value, end of period	$16.72		$14.51	$13.35	$13.59	$14.08	$14.22

Total Return(c)
Based on net asset value	15.23	%(d)	29.56%	7.89%	2.73%	14.16%	33.92%

Ratios to Average Net Assets(e)
Total expenses	0.98	%(f)	1.01%	0.96%	0.95%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.89%	0.84%	0.82%	0.83%	0.84%

Net investment income (loss)	(0.17	)%(f)	0.10%	0.68%	0.59%	0.57%	0.70%

Supplemental Data
Net assets, end of period (000)	$108,163		$100,308	$87,346	$98,485	$108,329	$107,378

Portfolio turnover rate	32%		95%	37%	35%	51%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—	—	—

(f)	Annualized.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.36		$13.24		$13.50	$13.99	$14.14	$11.49

Net investment income (loss)(a)	(0.03)		(0.02)		0.06	0.05	0.05	0.06
Net realized and unrealized gain	2.20		3.88		0.96	0.30	1.92	3.79

Net increase from investment operations	2.17		3.86		1.02	0.35	1.97	3.85

Distributions(b)
From net investment income	—		(0.00	)(c)	(0.06)	(0.05)	(0.05)	(0.07)
From net realized gain	—		(2.74)		(1.22)	(0.79)	(2.07)	(1.13)

Total distributions	—		(2.74)		(1.28)	(0.84)	(2.12)	(1.20)

Net asset value, end of period	$16.53		$14.36		$13.24	$13.50	$13.99	$14.14

Total Return(d)
Based on net asset value	15.11	%(e)	29.23%		7.54%	2.51%	13.96%	33.58%

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	1.28%		1.22%	1.21%	1.22%	1.22%

Total expenses after fees waived and/or reimbursed	1.09	%(g)	1.14%		1.09%	1.07%	1.09%	1.09%

Net investment income (loss)	(0.41	)%(g)	(0.16)%		0.42%	0.35%	0.32%	0.45%

Supplemental Data
Net assets, end of period (000)	$68,743		$54,820		$39,346	$37,818	$32,090	$20,864

Portfolio turnover rate	32%		95%		37%	35%	51%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—	—	—

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Growth V.I. Fund). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,672,207	$(4,672,207)	$—
JP Morgan Securities LLC	1,651,200	(1,651,200)	—

	$6,323,407	$(6,323,407)	$—

(a)	Cash collateral with a value of $6,527,341 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $77,545.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$111,228	$63,342	$174,570

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $735.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $880 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$74,476	$41,629	$116,105

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,045 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend and borrow under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $52,417,573 and $55,282,598, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$137,044,145

Gross unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	$48,614,938
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	(844,626)

Net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$47,770,312

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	255,646	$4,023,222	299,156	$4,606,186
Shares issued in reinvestment of distributions	—	—	1,121,874	16,392,533
Shares redeemed	(698,456)	(11,102,635)	(1,052,862)	(16,192,812)

Net increase (decrease)	(442,810)	$(7,079,413)	368,168	$4,805,907

Class III
Shares sold	887,647	$14,032,494	722,465	$10,907,398
Shares issued in reinvestment of distributions	—	—	607,374	8,780,361
Shares redeemed	(545,064)	(8,633,490)	(485,328)	(7,351,322)

Net increase	342,583	$5,399,004	844,511	$12,336,437

Total Net Increase (Decrease)	(100,227)	$(1,680,409)	1,212,679	$17,142,344

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.048051	$0.270609
Class III	0.048051	0.270609

NOTES TO FINANCIAL STATEMENTS	17

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
HKD	Hong Kong Dollar

Portfolio Abbreviations

NYRS	New York Registered Shares
S&P	Standard & Poor’s

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) approved a reorganization of the Target Fund into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on April 23, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its blended benchmark (50% MSCI All Country World Index/50% FTSE World Government Bond Index (hedged into USD)) as well as its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s cautious stance on the U.S. bond market contributed positively to performance, especially early in the period as domestic inflation strengthened, growth remained firm and the U.S. Federal Reserve (the “Fed”) maintained relatively hawkish rhetoric despite equity market volatility. A defensive view on domestic stocks also contributed as concerns over rising inflation and tightening monetary policy acted as a headwind to the U.S. equity market. Exposure to equities in Europe, Asia (ex Japan) and emerging markets also added value.

Exposure to European bonds dampened returns toward the latter part of the period. Additionally, an allocation to Mexican bonds detracted from returns amid heightened concerns over the outcome of that country’s presidential election. An underweight position in the Japanese yen also weighed on returns as increased risk aversion in global markets and more hawkish comments from the Bank of Japan resulted in appreciation of the yen.

Describe recent portfolio activity.

The Fund began the period with a preference for stocks relative to bonds. Within equities, the Fund held notable exposure to U.S. and Japanese stocks. Within fixed income, the Fund maintained a cautious stance on U.S. bonds.

During the period, the Fund added to emerging market stocks and bonds on attractive valuations. Meanwhile, the Fund trimmed its overweight position to European stocks and significantly reduced exposure to both European bonds and U.S. stocks.

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Derivatives are used by the investment adviser as a means to take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund and to efficiently implement and manage risk. During the period, the Fund’s use of derivatives contributed positively to Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with a relatively cautious stance on U.S. assets on the view that domestic inflation is heading higher and an expectation that the Fed will continue to withdraw stimulus at a faster pace than in other economies. The Fund was overweight in emerging market stocks and bonds. The Fund also held exposure to European and Japanese equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	71%
U.S. Treasury Obligations	29
U.S. Government Sponsored Agency Obligations	—	(b)
Preferred Stocks	—	(b)
Rights	—	(b)
Corporate Bonds	—	(b)
Non-Agency Mortgage-Backed Securities	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Managed Volatility V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (c)	Average Annual Total Returns
		1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	1.17%	3.61%	3.79%	3.46%
Class III(a)(b)	1.06	3.38	3.54	3.20	(d)
50% MSCI ACWI/50% FTSE WGBI (hedged into USD)(e)	0.26	6.46	6.52	5.27
MSCI ACWI(f)	(0.43)	10.73	9.41	5.80
FTSE WGBI (hedged into USD)(g)	0.78	2.12	3.40	3.95
ICE BofAML 3-Month U.S. Treasury Bill Index(h)	0.81	1.36	0.42	0.35

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(b)	The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% FTSE WGBI (hedged into USD).
(f)

A free float-adjusted market capitalization weighted index that is designated to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

(g)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(h)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,011.70	$4.09	$1,000.00	$1,020.73	$4.11	0.82%
Class III	1,000.00	1,011.70	3.07	1,000.00	1,020.73	4.11	0.82

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), except for Class III, which is multiplied by 136/365 (to reflect the period since inception date of February 14, 2018).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018, except with respect to Class III Shares which are based on a hypothetical investment of $1,000 on February 14, 2018 (commencement of operations) and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 57.4%

Aerospace & Defense — 0.4%
Airbus SE	1,786	$208,417
BAE Systems plc	8,470	72,057
Bombardier, Inc., Class B(a)	51,231	202,641
CAE, Inc.	33,902	704,266

		1,187,381
Air Freight & Logistics — 0.1%
Deutsche Post AG (Registered)	5,141	167,033

Airlines — 0.1%
Deutsche Lufthansa AG (Registered)	5,703	136,630
Japan Airlines Co. Ltd.	1,800	63,776

		200,406
Auto Components — 0.6%
Bridgestone Corp.	13,100	511,723
Continental AG	288	65,543
Linamar Corp.	5,234	230,158
Magna International, Inc.	11,543	671,341
Sumitomo Rubber Industries Ltd.	3,500	55,478

		1,534,243
Automobiles — 0.2%
Daimler AG (Registered)	652	41,765
General Motors Co.	2,489	98,067
Peugeot SA	4,875	111,078
Toyota Motor Corp.	2,400	155,205
Volkswagen AG	1,195	196,450

		602,565
Banks — 4.4%
Aozora Bank Ltd.	2,100	79,698
Australia & New Zealand Banking Group Ltd.	3,779	79,093
Banco Bilbao Vizcaya Argentaria SA	62,262	439,107
Bank Hapoalim BM	11,895	80,639
Bank Leumi Le-Israel BM	17,492	103,502
Bank of America Corp.	38,310	1,079,959
Barclays plc	97,989	242,203
BB&T Corp.	4,398	221,835
BNP Paribas SA	128	7,918
BOC Hong Kong Holdings Ltd.	18,500	86,949
CaixaBank SA	32,431	139,592
Chiba Bank Ltd. (The)	8,200	57,834
CIT Group, Inc.	2,339	117,909
Citigroup, Inc.	956	63,975
Citizens Financial Group, Inc.	4,365	169,798
Commonwealth Bank of Australia	524	28,261
Concordia Financial Group Ltd.	7,000	35,573
Danske Bank A/S	7,828	243,873
DNB ASA	22,887	445,680
East West Bancorp, Inc.	240	15,648
Fifth Third Bancorp	5,521	158,453
Fukuoka Financial Group, Inc.	7,000	35,128
Hang Seng Bank Ltd.	2,000	49,941
HSBC Holdings plc	149,067	1,392,934
ING Groep NV	8,069	115,827
Intesa Sanpaolo SpA	101,540	306,803
Japan Post Bank Co. Ltd.	15,600	181,374
JPMorgan Chase & Co.	13,428	1,399,198
M&T Bank Corp.	146	24,842
Mitsubishi UFJ Financial Group, Inc.	73,200	414,669
Mizuho Financial Group, Inc.	182,800	307,924
NatWest Markets plc(a)	58,855	198,137
Nordea Bank AB	15,004	143,927

Security	Shares	Value
Banks (continued)
Oversea-Chinese Banking Corp. Ltd.	13,100	$111,583
Regions Financial Corp.	11,158	198,389
Resona Holdings, Inc.	20,500	109,260
Royal Bank of Canada	1,359	102,329
Shizuoka Bank Ltd. (The)	4,500	40,461
Skandinaviska Enskilda Banken AB, Class A	1,759	16,648
Standard Chartered plc	22,394	203,414
Sumitomo Mitsui Financial Group, Inc.	11,300	440,768
Sumitomo Mitsui Trust Holdings, Inc.	3,100	122,306
SunTrust Banks, Inc.	3,399	224,402
Suruga Bank Ltd.	6,100	54,335
SVB Financial Group(a)	340	98,178
Svenska Handelsbanken AB, Class A	3,244	35,929
Swedbank AB, Class A	3,723	79,323
Toronto-Dominion Bank (The)	4,530	262,190
UniCredit SpA	554	9,182
United Overseas Bank Ltd.	5,500	107,793
US Bancorp	9,983	499,350
Wells Fargo & Co.	20,561	1,139,902
Yamaguchi Financial Group, Inc.	4,000	44,998

		12,368,943
Beverages — 1.1%
Asahi Group Holdings Ltd.	2,000	102,576
Carlsberg A/S, Class B	211	24,826
Coca-Cola Amatil Ltd.	4,618	31,410
Coca-Cola Bottlers Japan Holdings, Inc.	400	16,004
Coca-Cola European Partners plc	4,813	195,600
Coca-Cola HBC AG(a)	2,472	82,280
Diageo plc	20,902	750,923
Heineken Holding NV	4,532	433,422
Heineken NV	6,163	617,462
Kirin Holdings Co. Ltd.	10,300	276,090
Pernod Ricard SA	1,466	239,258
Treasury Wine Estates Ltd.	30,494	391,788

		3,161,639
Biotechnology — 2.2%
AbbVie, Inc.	11,844	1,097,347
Alexion Pharmaceuticals, Inc.(a)	92	11,422
Alkermes plc(a)	728	29,965
Alnylam Pharmaceuticals, Inc.(a)	623	61,359
Amgen, Inc.	7,608	1,404,361
Biogen, Inc.(a)	1,691	490,796
Celgene Corp.(a)	7,458	592,314
CSL Ltd.	5,471	778,759
Gilead Sciences, Inc.	11,338	803,184
Incyte Corp.(a)	278	18,626
Regeneron Pharmaceuticals, Inc.(a)	284	97,977
Shire plc	1,703	95,945
United Therapeutics Corp.(a)	1,268	143,474
Vertex Pharmaceuticals, Inc.(a)	2,296	390,228

		6,015,757
Building Products — 0.0%
Cie de Saint-Gobain	137	6,103

Capital Markets — 1.0%
Ameriprise Financial, Inc.	2,795	390,965
Charles Schwab Corp. (The)	6,386	326,325
CME Group, Inc.	1,974	323,578
Credit Suisse Group AG (Registered)(a)	12,151	181,695
Daiwa Securities Group, Inc.	13,000	75,346
E*TRADE Financial Corp.(a)	636	38,898
Goldman Sachs Group, Inc. (The)	925	204,027

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Capital Markets (continued)
Hargreaves Lansdown plc	1,527	$39,582
Investec plc	1,023	7,233
Japan Exchange Group, Inc.	6,300	116,853
Morgan Stanley	3,154	149,500
MSCI, Inc.	279	46,155
Nomura Holdings, Inc.	25,500	123,396
Quilter plc(a)(b)	18,593	35,561
Raymond James Financial, Inc.	97	8,667
S&P Global, Inc.	383	78,090
SBI Holdings, Inc.	1,900	48,717
SEI Investments Co.	709	44,327
Singapore Exchange Ltd.	3,300	17,341
St James’s Place plc	313	4,722
T. Rowe Price Group, Inc.	360	41,792
TD Ameritrade Holding Corp.	2,516	137,801
UBS Group AG (Registered)(a)	30,442	466,687

		2,907,258
Chemicals — 6.2%
Akzo Nobel NV	3,375	287,861
Albemarle Corp.	8,541	805,673
Arkema SA	2,570	303,261
Asahi Kasei Corp.	8,700	110,329
Axalta Coating Systems Ltd.(a)	24,129	731,350
BASF SE	7,281	695,107
Celanese Corp.	12,333	1,369,703
CF Industries Holdings, Inc.	8,713	386,857
Chemours Co. (The)	11,603	514,709
Covestro AG(b)	3,779	335,891
Daicel Corp.	10,600	117,097
DowDuPont, Inc.	30,791	2,029,743
Eastman Chemical Co.	3,451	344,962
Ecolab, Inc.	11,187	1,569,872
Evonik Industries AG	4,993	170,829
Hitachi Chemical Co. Ltd.	900	18,118
Incitec Pivot Ltd.	39,835	106,877
International Flavors & Fragrances, Inc.	4,151	514,558
JSR Corp.	1,000	16,994
Koninklijke DSM NV	3,822	382,349
Kuraray Co. Ltd.	3,400	46,762
LyondellBasell Industries NV, Class A	8,523	936,252
Methanex Corp.	2,473	174,868
Mitsubishi Chemical Holdings Corp.	28,900	241,338
Mitsubishi Gas Chemical Co., Inc.	3,900	88,131
Mitsui Chemicals, Inc.	2,800	74,420
Nitto Denko Corp.	2,200	166,094
Nutrien Ltd.	10,057	547,124
Orica Ltd.	8,283	108,743
PPG Industries, Inc.	15,784	1,637,274
Sherwin-Williams Co. (The)	4,417	1,800,237
Shin-Etsu Chemical Co. Ltd.	2,400	213,284
Sumitomo Chemical Co. Ltd.	24,000	135,735
Teijin Ltd.	6,000	109,906
Tosoh Corp.	7,900	122,151

		17,214,459
Commercial Services & Supplies — 0.0%
Societe BIC SA	584	54,150

Construction & Engineering — 0.1%
Fluor Corp.	923	45,024
Kajima Corp.	6,000	46,360
Taisei Corp.	1,200	66,083

		157,467

Security	Shares	Value
Construction Materials — 1.4%
CRH plc	8,604	$302,640
HeidelbergCement AG	2,280	191,444
Martin Marietta Materials, Inc.	6,095	1,361,196
Taiheiyo Cement Corp.	1,700	55,924
Vulcan Materials Co.	14,369	1,854,463

		3,765,667
Consumer Finance — 0.3%
American Express Co.	4,738	464,324
Capital One Financial Corp.	1,677	154,116
Discover Financial Services	2,934	206,583
Synchrony Financial	4,529	151,178

		976,201
Containers & Packaging — 0.4%
Amcor Ltd.	9,882	105,290
CCL Industries, Inc., Class B	2,816	138,053
International Paper Co.	12,254	638,188
Packaging Corp. of America	1,146	128,111

		1,009,642
Diversified Consumer Services — 0.0%
H&R Block, Inc.	1,788	40,731

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(a)	2,687	501,529
Groupe Bruxelles Lambert SA	2,506	263,632
ORIX Corp.	31,600	498,082
Standard Life Aberdeen plc	23,801	101,920
Voya Financial, Inc.	2,498	117,406

		1,482,569
Electric Utilities — 0.1%
Fortum OYJ	9,920	236,286
Kansai Electric Power Co., Inc. (The)	2,500	36,460

		272,746
Electrical Equipment — 0.0%
Mitsubishi Electric Corp.	1,000	13,268

Electronic Equipment, Instruments & Components — 0.0%
Hitachi Ltd.	4,000	28,180

Energy Equipment & Services — 0.0%
Apergy Corp.(a)	236	9,853

Equity Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp.	435	46,902
Weyerhaeuser Co.	52,798	1,925,015

		1,971,917
Food & Staples Retailing — 0.2%
Alimentation Couche-Tard, Inc., Class B	2,879	125,067
Koninklijke Ahold Delhaize NV	9,273	221,417
Seven & i Holdings Co. Ltd.	200	8,723
Tesco plc	41,762	141,306

		496,513
Food Products — 0.8%
a2 Milk Co. Ltd.(a)	784	6,072
Ajinomoto Co., Inc.	4,500	85,181
Campbell Soup Co.	276	11,189
Conagra Brands, Inc.	5,607	200,338
Kikkoman Corp.	1,300	65,635
MEIJI Holdings Co. Ltd.	1,700	143,572
Nestle SA (Registered)	11,720	908,310
Saputo, Inc.	8,192	271,997
Toyo Suisan Kaisha Ltd.	1,900	67,789

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products (continued)
Tyson Foods, Inc., Class A	1,910	$131,504
WH Group Ltd.(b)	94,500	76,468
Yakult Honsha Co. Ltd.	200	13,372
Yamazaki Baking Co. Ltd.	6,600	173,055

		2,154,482
Gas Utilities — 0.0%
Tokyo Gas Co. Ltd.	3,800	100,899

Health Care Equipment & Supplies — 0.2%
Coloplast A/S, Class B	1,181	117,914
Koninklijke Philips NV	10,162	430,543

		548,457
Health Care Providers & Services — 2.3%
Aetna, Inc.	4,609	845,752
Alfresa Holdings Corp.	700	16,438
AmerisourceBergen Corp.	170	14,496
Anthem, Inc.	782	186,139
Centene Corp.(a)	2,284	281,412
Cigna Corp.	2,878	489,116
CVS Health Corp.	6,587	423,873
DaVita, Inc.(a)	1,298	90,133
Express Scripts Holding Co.(a)	5,404	417,243
Fresenius Medical Care AG & Co. KGaA	3,536	356,045
Fresenius SE & Co. KGaA	2,059	164,853
HCA Healthcare, Inc.	3,744	384,134
Humana, Inc.	1,880	559,544
McKesson Corp.	574	76,572
Mediclinic International plc	9,380	64,983
Quest Diagnostics, Inc.	1,719	188,987
Suzuken Co. Ltd.	1,400	59,205
UnitedHealth Group, Inc.	7,006	1,718,852
Universal Health Services, Inc., Class B	984	109,657

		6,447,434
Hotels, Restaurants & Leisure — 1.7%
Aristocrat Leisure Ltd.	1,716	39,189
Chipotle Mexican Grill, Inc.(a)	608	262,273
Compass Group plc	6,405	136,527
Darden Restaurants, Inc.	1,687	180,610
Domino’s Pizza, Inc.	1,552	437,928
Galaxy Entertainment Group Ltd.	46,000	354,589
McDonald’s Corp.	7,396	1,158,879
Melco Resorts & Entertainment Ltd., ADR	7,991	223,748
MGM China Holdings Ltd.	56,000	129,485
Sands China Ltd.	58,000	309,221
Shangri-La Asia Ltd.	76,000	142,380
SJM Holdings Ltd.	143,000	177,353
Starbucks Corp.	11,617	567,490
TUI AG	366	8,005
Wynn Macau Ltd.	46,000	147,414
Yum! Brands, Inc.	7,152	559,429

		4,834,520
Household Durables — 0.1%
Panasonic Corp.	1,900	25,621
Sony Corp.	2,800	143,400

		169,021
Household Products — 3.6%
Church & Dwight Co., Inc.	14,321	761,304
Clorox Co. (The)	8,318	1,125,009
Colgate-Palmolive Co.	14,421	934,625
Essity AB, Class B	45,992	1,131,476
Henkel AG & Co. KGaA	1,253	139,123

Security	Shares	Value
Household Products (continued)
Kimberly-Clark Corp.	14,737	$1,552,396
Lion Corp.	5,800	106,130
Procter & Gamble Co. (The)	53,438	4,171,370
Unicharm Corp.	700	21,045

		9,942,478
Independent Power and Renewable Electricity Producers — 0.0%
Uniper SE	2,836	84,436

Industrial Conglomerates — 0.1%
Honeywell International, Inc.	858	123,595
Siemens AG (Registered)	891	117,394

		240,989
Insurance — 3.9%
Admiral Group plc	1,102	27,696
Aegon NV	24,810	148,131
Ageas	15,922	801,562
AIA Group Ltd.	61,800	538,365
Allianz SE (Registered)	4,604	948,676
Allstate Corp. (The)	4,699	428,878
American International Group, Inc.	3,078	163,196
Athene Holding Ltd., Class A(a)	3,305	144,891
Aviva plc	57,519	381,644
AXA SA	13,611	332,568
Baloise Holding AG (Registered)	240	34,814
Brighthouse Financial, Inc.(a)	681	27,288
Chubb Ltd.	1,419	180,241
Dai-ichi Life Holdings, Inc.	10,800	192,215
Direct Line Insurance Group plc	12,259	55,321
Everest Re Group Ltd.	185	42,639
Fairfax Financial Holdings Ltd.	154	86,293
Gjensidige Forsikring ASA	6,293	103,026
Hannover Rueck SE	1,952	242,676
Hartford Financial Services Group, Inc. (The)	3,814	195,010
Japan Post Holdings Co. Ltd.	15,600	170,723
Legal & General Group plc	96,605	337,909
Lincoln National Corp.	913	56,834
Loews Corp.	465	22,450
Manulife Financial Corp.	17,152	308,166
MetLife, Inc.	5,850	255,060
MS&AD Insurance Group Holdings, Inc.	9,600	298,163
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,003	421,116
Old Mutual Ltd.(a)	55,780	110,275
Principal Financial Group, Inc.	2,203	116,649
Progressive Corp. (The)	3,066	181,354
Prudential Financial, Inc.	1,833	171,404
Prudential plc	32,923	750,523
QBE Insurance Group Ltd.	10,587	76,218
Sompo Holdings, Inc.	7,100	286,485
Sun Life Financial, Inc.	5,922	237,979
Swiss Life Holding AG (Registered)(a)	325	112,694
Swiss Re AG	5,017	438,029
T&D Holdings, Inc.	9,200	137,982
Tokio Marine Holdings, Inc.	8,800	411,693
Torchmark Corp.	140	11,397
Travelers Cos., Inc. (The)	1,969	240,887
Tryg A/S	2,027	47,469
Unum Group	6,039	223,383
Zurich Insurance Group AG	1,600	473,168

		10,973,140
Internet & Direct Marketing Retail — 0.8%(a)
Amazon.com, Inc.	1,175	1,997,265

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Netflix, Inc.	774	$302,967

		2,300,232
Internet Software & Services — 1.7%
Alphabet, Inc., Class A(a)	1,068	1,205,975
Alphabet, Inc., Class C(a)	1,336	1,490,508
Delivery Hero AG(a)(b)	384	20,354
eBay, Inc.(a)	3,273	118,679
Facebook, Inc., Class A(a)	7,728	1,501,705
Kakaku.com, Inc.	900	20,266
OneMarket Ltd.(a)	273	258
Shopify, Inc., Class A(a)	1,116	162,742
VeriSign, Inc.(a)	773	106,226

		4,626,713
IT Services — 1.2%
Accenture plc, Class A	186	30,428
Automatic Data Processing, Inc.	766	102,751
Capgemini SE	1,072	143,659
Cognizant Technology Solutions Corp., Class A	1,199	94,709
Computershare Ltd.	11,385	155,092
Fidelity National Information Services, Inc.	333	35,308
Fiserv, Inc.(a)	2,838	210,267
Fujitsu Ltd.	50,000	302,576
International Business Machines Corp.	4,731	660,921
Mastercard, Inc., Class A	2,188	429,986
Nomura Research Institute Ltd.	400	19,352
NTT Data Corp.	2,300	26,457
Otsuka Corp.	2,700	105,698
Paychex, Inc.	1,473	100,679
PayPal Holdings, Inc.(a)	1,505	125,321
Visa, Inc., Class A	5,518	730,859
Wirecard AG	252	40,325

		3,314,388
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	2,051	126,834
Illumina, Inc.(a)	965	269,515
Mettler-Toledo International, Inc.(a)	211	122,091
QIAGEN NV(a)	7,198	260,921
Thermo Fisher Scientific, Inc.	2,278	471,865
Waters Corp.(a)	921	178,296

		1,429,522
Machinery — 0.0%(a)
Epiroc AB, Class A	3,593	37,704
Epiroc AB, Class B	6,825	62,484

		100,188
Media — 0.3%
CBS Corp. (Non-Voting), Class B	1,284	72,187
Charter Communications, Inc., Class A(a)	64	18,765
Comcast Corp., Class A	12,100	397,001
Walt Disney Co. (The)	3,836	402,051

		890,004
Metals & Mining — 0.7%
Barrick Gold Corp.	6,895	90,577
BHP Billiton Ltd.	38,710	968,602
Newcrest Mining Ltd.	6,294	102,197
Rio Tinto Ltd.	8,825	545,255
South32 Ltd.	51,642	137,901

		1,844,532
Multiline Retail — 0.2%
Dollar General Corp.	406	40,032
Kohl’s Corp.	1,036	75,524

Security	Shares	Value
Multiline Retail (continued)
Macy’s, Inc.	3,953	$147,961
Target Corp.	3,591	273,347

		536,864
Multi-Utilities — 0.0%
National Grid plc	4,740	52,382

Oil, Gas & Consumable Fuels — 4.8%
BP plc	117,870	896,816
Canadian Natural Resources Ltd.	6,720	242,547
Chevron Corp.	3,956	500,157
ConocoPhillips	339	23,601
Enbridge, Inc.	765	27,350
Eni SpA	48,577	900,684
Equinor ASA	10,024	265,060
Exxon Mobil Corp.	8,758	724,549
Galp Energia SGPS SA	41,180	783,394
Idemitsu Kosan Co. Ltd.	9,400	334,279
JXTG Holdings, Inc.	107,300	744,424
Lundin Petroleum AB	3,320	105,377
Marathon Petroleum Corp.	1,787	125,376
Neste OYJ	3,767	294,726
Occidental Petroleum Corp.	2,138	178,908
Oil Search Ltd.	67,103	440,863
OMV AG	4,013	226,966
Phillips 66	997	111,973
Repsol SA	85,441	1,667,730
Royal Dutch Shell plc, Class A	32,830	1,136,211
Royal Dutch Shell plc, Class B	28,635	1,025,505
Showa Shell Sekiyu KK	36,700	546,790
TOTAL SA	23,228	1,410,538
Valero Energy Corp.	1,144	126,790
Woodside Petroleum Ltd.	21,056	551,804

		13,392,418
Paper & Forest Products — 0.2%
Oji Holdings Corp.	7,000	43,379
West Fraser Timber Co. Ltd.	6,858	472,050

		515,429
Personal Products — 1.5%
Coty, Inc., Class A	21,938	309,326
Estee Lauder Cos., Inc. (The), Class A	10,482	1,495,676
Kao Corp.	4,800	365,863
Kose Corp.	600	129,057
L’Oreal SA	2,776	684,358
Pola Orbis Holdings, Inc.	4,000	175,782
Shiseido Co. Ltd.	4,300	341,231
Unilever NV, CVA	14,629	815,084

		4,316,377
Pharmaceuticals — 5.5%
Allergan plc	5,081	847,104
Astellas Pharma, Inc.	32,900	500,691
Bayer AG (Registered)	4,489	492,998
Bristol-Myers Squibb Co.	25,702	1,422,349
Chugai Pharmaceutical Co. Ltd.	200	10,472
Daiichi Sankyo Co. Ltd.	4,200	160,455
Eisai Co. Ltd.	1,200	84,468
Eli Lilly & Co.	13,061	1,114,495
H Lundbeck A/S	847	59,363
Hisamitsu Pharmaceutical Co., Inc.	100	8,426
Jazz Pharmaceuticals plc(a)	1,125	193,838
Johnson & Johnson	15,793	1,916,323
Merck & Co., Inc.	28,966	1,758,236
Merck KGaA	634	61,718

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Mylan NV(a)	6,558	$237,006
Nektar Therapeutics(a)	5,467	266,954
Novartis AG (Registered)	6,731	509,880
Novo Nordisk A/S, Class B	10,979	507,126
Otsuka Holdings Co. Ltd.	500	24,186
Perrigo Co. plc	1,289	93,981
Pfizer, Inc.	58,162	2,110,117
Roche Holding AG	2,769	614,325
Sanofi	11,073	888,714
Shionogi & Co. Ltd.	3,300	169,336
Sumitomo Dainippon Pharma Co. Ltd.	3,400	71,862
Takeda Pharmaceutical Co. Ltd.	1,600	67,309
Teva Pharmaceutical Industries Ltd., ADR(a)	5,184	126,075
UCB SA	4,291	336,373
Valeant Pharmaceuticals International, Inc.(a)	4,397	102,345
Zoetis, Inc.	5,497	468,290

		15,224,815
Professional Services — 0.1%
Recruit Holdings Co. Ltd.	7,100	196,093
Robert Half International, Inc.	1,262	82,156
Wolters Kluwer NV	1,926	108,196

		386,445
Real Estate Management & Development — 0.1%
Daito Trust Construction Co. Ltd.	1,100	178,941
Daiwa House Industry Co. Ltd.	5,000	170,109
Mitsubishi Estate Co. Ltd.	400	6,983

		356,033
Road & Rail — 0.0%
Central Japan Railway Co.	300	62,109

Semiconductors & Semiconductor Equipment — 0.2%
ASM Pacific Technology Ltd.	10,200	128,556
Intel Corp.	6,178	307,109
NVIDIA Corp.	70	16,583
Tokyo Electron Ltd.	700	120,157

		572,405
Software — 4.2%
Activision Blizzard, Inc.	4,897	373,739
Adobe Systems, Inc.(a)	3,335	813,106
Autodesk, Inc.(a)	962	126,109
CA, Inc.	6,372	227,162
Cadence Design Systems, Inc.(a)	4,574	198,100
CDK Global, Inc.	3,870	251,743
Check Point Software Technologies Ltd.(a)	623	60,855
Citrix Systems, Inc.(a)	3,706	388,537
Constellation Software, Inc.	55	42,654
Dassault Systemes SE	1,450	202,918
Dell Technologies, Inc., Class V(a)	3,692	312,269
Electronic Arts, Inc.(a)	1,711	241,285
Fortinet, Inc.(a)	1,937	120,927
Intuit, Inc.	4,038	824,984
Konami Holdings Corp.	2,300	116,867
Micro Focus International plc	1,902	33,002
Microsoft Corp.	38,251	3,771,931
Nintendo Co. Ltd.	700	228,500
Oracle Corp.	21,762	958,834
Red Hat, Inc.(a)	2,024	271,965
Sage Group plc (The)	4,439	36,662
salesforce.com, Inc.(a)	2,354	321,086
SAP SE	7,294	841,857
ServiceNow, Inc.(a)	696	120,039
Splunk, Inc.(a)	2,170	215,069

Security	Shares		Value
Software (continued)
Symantec Corp.		989	$20,423
Take-Two Interactive Software, Inc.(a)		110	13,020
Trend Micro, Inc.		1,300	74,005
VMware, Inc., Class A(a)		2,171	319,072
Workday, Inc., Class A(a)		357	43,240

			11,569,960
Specialty Retail — 0.6%
AutoZone, Inc.(a)		128	85,879
Best Buy Co., Inc.		2,636	196,593
Fast Retailing Co. Ltd.		100	45,834
Hennes & Mauritz AB, Class B		2,020	30,068
Home Depot, Inc. (The)		4,202	819,810
Lowe’s Cos., Inc.		2,783	265,971
O’Reilly Automotive, Inc.(a)		336	91,919

			1,536,074
Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.		11,723	2,170,045

Textiles, Apparel & Luxury Goods — 0.3%
adidas AG		354	77,072
Gildan Activewear, Inc.		23,016	648,296
LVMH Moet Hennessy Louis Vuitton SE		245	81,345

			806,713
Tobacco — 0.4%
Altria Group, Inc.		2,142	121,644
British American Tobacco plc		10,256	516,629
Imperial Brands plc		1,745	64,806
Japan Tobacco, Inc.		12,100	338,152
Swedish Match AB		273	13,492

			1,054,723
Trading Companies & Distributors — 0.4%
Fastenal Co.		969	46,638
Ferguson plc		2,738	221,525
HD Supply Holdings, Inc.(a)		5,231	224,358
United Rentals, Inc.(a)		645	95,215
WW Grainger, Inc.		1,823	562,213

			1,149,949
Transportation Infrastructure — 0.2%
Auckland International Airport Ltd.		36,839	169,028
Transurban Group(c)		55,006	487,096

			656,124

Total Common Stocks — 57.4% (Cost: $153,745,041)			160,004,991

	Par (000)
Corporate Bonds — 0.0%

Diversified Telecommunication Services — 0.0%
AT&T, Inc., 7.13%, 12/15/31(b)	USD	25	29,274

Total Corporate Bonds — 0.0% (Cost: $30,440)			29,274

Non-Agency Mortgage-Backed Securities — 0.0%

Collateralized Mortgage Obligations — 0.0%
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.89%, 11/25/34(d)		1	713

Total Non-Agency Mortgage-Backed Securities — 0.0% (Cost: $716)			713

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)		Value
Other Interests — 0.0%(a)(e)(f)(g)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	USD	25	$—

Total Other Interests — 0.0%			—

	Shares
Preferred Stocks — 0.1%

Auto Components — 0.0%
Schaeffler AG (Preference), 0.00%		3,068	39,820

Automobiles — 0.1%
Bayerische Motoren Werke AG (Preference), 0.00%		2,351	187,017

Total Preferred Stocks — 0.1% (Cost: $263,721)			226,837

Rights — 0.0%(a)

Banks — 0.0%
Intesa Sanpaolo SpA		84,449	—

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA		68,504	38,887

Total Rights — 0.0% (Cost: $38,595)			38,887

	Par (000)
U.S. Government Sponsored Agency Obligations — 0.3%
Federal Home Loan Mortgage Corp. Notes, 3.75%, 03/27/19	USD	680	687,351

Total U.S. Government Sponsored Agency Obligations — 0.3% (Cost: $691,281)			687,351

U.S. Treasury Obligations — 23.5%
U.S. Treasury Bonds, 8.75%, 08/15/20		16,000	18,029,375
U.S. Treasury Notes:
2.00%, 01/31/20		16,000	15,879,375

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued):
3.63%, 02/15/20	USD	16,000	$16,282,500
1.13%, 08/31/21		16,000	15,264,375

Total U.S. Treasury Obligations — 23.5% (Cost: $65,433,437)			65,455,625

Total Long-Term Investments — 81.3% (Cost: $220,203,231)			226,443,678

		Shares
Short-Term Securities — 5.3%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(i)		14,645,140	14,645,140
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.72%		210,000	210,000

Total Short-Term Securities — 5.3% (Cost: $14,855,140)			14,855,140

Total Investments — 86.6% (Cost: $235,058,371)			241,298,818
Other Assets Less Liabilities — 13.4%			37,232,041

Net Assets — 100.0%			$278,530,859

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/ Shares Held at 12/31/17	Par/ Shares Purchased		Par/ Shares Sold		Par/ Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,387,049	11,258,091	(b)	—		14,645,140	$14,645,140	$328,034		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,935,844	—		(1,935,844	)(c)	—	—	1,250	(d)	21	—
BlackRock, Inc.	—	105,000		(105,000)		—	—	102		(212)	—
BlackRock, Inc.	—	378		(378)		—	—	—		79,675	—
iShares 1-3 Year Credit Bond ETF	15,923	—		(15,923)		—	—	7,571		(29,567)	14,296
iShares 3-7 Year Treasury Bond ETF	6,491	—		(6,491)		—	—	3,290		(25,574)	7,607
iShares Core U.S. Aggregate Bond ETF	17,278	—		(17,278)		—	—	12,444		(85,240)	27,745
iShares MSCI EAFE ETF	21,263	—		(21,263)		—	—	—		131,855	(116,368)
PNC Financial Services Group, Inc. (The)	—	1,442		(1,442)		—	—	1,082		90,833	—
PNC Financial Services Group, Inc. (The)	—	320,000		(320,000)		—	—	259		(2,665)	—

							$14,645,140	$354,032		$159,126	$(66,720)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	131	07/20/18	$16,877	$(301,251)
CAC 40 10 Euro Index	15	07/20/18	932	3,063
OMXS30 Index	152	07/20/18	2,649	44,088
Hang Seng Index	18	07/30/18	3,295	(46,355)
Euro-BTP	2	09/06/18	297	1,059
Nikkei 225 Index	41	09/13/18	8,254	(45,786)
Australia 10 Year Bond	523	09/17/18	50,069	223,142
Canada 10 Year Bond	517	09/19/18	53,763	(433,896)
FTSE/MIB Index	282	09/21/18	35,514	125,157
Long Gilt	444	09/26/18	72,109	637,729

				206,950

Short Contracts
IBEX 35 Index	289	07/20/18	32,406	506,302
MSCI Singapore Index	487	07/30/18	13,082	16,321
Euro-Bund	192	09/06/18	36,447	(86,007)
TOPIX Index	4	09/13/18	625	(6,863)
U.S. Treasury 10 Year Note	533	09/19/18	64,060	(218,461)
U.S. Treasury Ultra Bond	182	09/19/18	29,040	(915,246)
S&P/TSX 60 Index	40	09/20/18	5,862	(64,904)
SPI 200 Index	137	09/20/18	15,583	(176,343)
DAX Index	2	09/21/18	719	610
FTSE 100 Index	21	09/21/18	2,107	(25,764)
MSCI EAFE E-Mini Index	613	09/21/18	59,933	1,750,305
S&P 500 E-Mini Index	876	09/21/18	119,206	2,184,531

				2,964,481

				$3,171,431

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	13,858,000	USD	10,223,932	Morgan Stanley & Co. International plc	09/19/18	$34,147
CAD	2,511,000	USD	1,899,625	Citibank NA	09/19/18	12,976
CZK	10,058,000	USD	453,104	Morgan Stanley & Co. International plc	09/19/18	981
MXN	129,416,000	USD	6,171,094	Morgan Stanley & Co. International plc	09/19/18	264,284
USD	2,312,661	AUD	3,047,000	Morgan Stanley & Co. International plc	09/19/18	57,186
USD	3,565,743	BRL	13,573,000	Citibank NA	09/19/18	92,383
USD	1,237,433	BRL	4,677,000	Morgan Stanley & Co. International plc	09/19/18	40,578
USD	15,323,027	CAD	19,899,000	Morgan Stanley & Co. International plc	09/19/18	166,180
USD	918,882	CNY	6,049,000	Citibank NA	09/19/18	10,773
USD	2,351,152	CNY	15,306,000	Morgan Stanley & Co. International plc	09/19/18	53,332
USD	980,721	CZK	21,297,000	Morgan Stanley & Co. International plc	09/19/18	19,233
USD	19,132,312	EUR	16,157,000	Citibank NA	09/19/18	150,503
USD	2,304,281	EUR	1,944,000	Morgan Stanley & Co. International plc	09/19/18	20,402
USD	706,590	GBP	530,000	Citibank NA	09/19/18	4,638
USD	3,602,810	GBP	2,716,000	Morgan Stanley & Co. International plc	09/19/18	5,638
USD	519,182	INR	35,848,000	Citibank NA	09/19/18	1,295
USD	4,055,038	INR	277,689,000	Morgan Stanley & Co. International plc	09/19/18	43,335
USD	218,150	JPY	23,774,000	Citibank NA	09/19/18	2,221
USD	2,996,344	JPY	329,000,000	Morgan Stanley & Co. International plc	09/19/18	8,171
USD	11,011,572	KRW	12,108,463,000	Morgan Stanley & Co. International plc	09/19/18	111,692

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,272,557	MYR	9,105,000	Morgan Stanley & Co. International plc	09/19/18	$22,119
USD	471,492	NOK	3,769,000	Morgan Stanley & Co. International plc	09/19/18	7,247
USD	77,487	NZD	110,000	Morgan Stanley & Co. International plc	09/19/18	2,979
USD	567,781	PLN	2,058,000	Morgan Stanley & Co. International plc	09/19/18	17,643
USD	1,490,412	SEK	13,104,000	Citibank NA	09/19/18	18,435
USD	7,682,552	SEK	65,862,000	Morgan Stanley & Co. International plc	09/19/18	284,251
USD	559,898	SGD	759,000	Morgan Stanley & Co. International plc	09/19/18	1,880
USD	2,125,246	THB	68,010,000	Citibank NA	09/19/18	67,579
USD	5,576,869	THB	182,754,000	Morgan Stanley & Co. International plc	09/19/18	47,580
USD	1,191,852	ZAR	16,301,000	Goldman Sachs International	09/19/18	15,746

						1,585,407

AUD	531,000	USD	394,032	Citibank NA	09/19/18	(971)
AUD	700,000	USD	531,297	Morgan Stanley & Co. International plc	09/19/18	(13,138)
BRL	9,222,000	USD	2,432,918	Citibank NA	09/19/18	(72,988)
CHF	1,225,000	USD	1,252,396	Morgan Stanley & Co. International plc	09/19/18	(6,849)
CZK	154,496,000	USD	7,114,500	Morgan Stanley & Co. International plc	09/19/18	(139,525)
EUR	1,409,000	USD	1,660,260	Citibank NA	09/19/18	(4,918)
GBP	514,000	USD	685,259	Citibank NA	09/19/18	(4,498)
GBP	3,297,000	USD	4,418,788	Morgan Stanley & Co. International plc	09/19/18	(52,120)
INR	466,575,000	USD	6,757,351	Citibank NA	09/19/18	(16,860)
INR	28,364,000	USD	414,194	Morgan Stanley & Co. International plc	09/19/18	(4,426)
JPY	527,124,000	USD	4,836,888	Citibank NA	09/19/18	(49,235)
JPY	40,673,000	USD	371,054	Morgan Stanley & Co. International plc	09/19/18	(1,638)
KRW	311,681,000	USD	280,700	Citibank NA	09/19/18	(129)
MYR	10,285,000	USD	2,554,010	Morgan Stanley & Co. International plc	09/19/18	(11,918)
PLN	2,137,000	USD	577,111	Goldman Sachs International	09/19/18	(5,854)
PLN	46,070,000	USD	12,577,793	Morgan Stanley & Co. International plc	09/19/18	(262,495)
SEK	7,653,000	USD	868,186	Morgan Stanley & Co. International plc	09/19/18	(8,522)
SGD	741,000	USD	545,966	Goldman Sachs International	09/19/18	(1,182)
SGD	528,000	USD	396,240	Morgan Stanley & Co. International plc	09/19/18	(8,054)
USD	8,181,777	CAD	10,815,000	Citibank NA	09/19/18	(55,889)
USD	211,479	CAD	281,000	Morgan Stanley & Co. International plc	09/19/18	(2,555)
USD	360,930	CHF	357,000	Morgan Stanley & Co. International plc	09/19/18	(2,058)
USD	4,157,985	CZK	92,306,000	Morgan Stanley & Co. International plc	09/19/18	(9,321)
USD	5,097,307	EUR	4,366,000	Morgan Stanley & Co. International plc	09/19/18	(32,023)
USD	538,719	MXN	11,266,000	Morgan Stanley & Co. International plc	09/19/18	(21,497)
USD	92,108	ZAR	1,295,000	Morgan Stanley & Co. International plc	09/19/18	(1,325)
ZAR	34,270,000	USD	2,558,435	Morgan Stanley & Co. International plc	09/19/18	(85,878)

						(875,866)

	Net Unrealized Appreciation					$709,541

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.91%	Monthly	28 day MXIBTIIE	Monthly	09/19/18	(a)	09/13/23	MXN	641,000	$(57,893)	$—	$(57,893)
0.32%	Annual	6 month EURIBOR	Semi-Annual	09/19/18	(a)	09/19/23	EUR	85,000	6,009	—	6,009
0.40%	Annual	6 month EURIBOR	Semi-Annual	09/19/18	(a)	09/19/23	EUR	43,000	(202,008)	3,993	(206,001)
0.57%	Annual	3 month STIBOR	Quarterly	09/19/18	(a)	09/19/23	SEK	439,000	(208,672)	17,254	(225,926)
0.65%	Annual	3 month STIBOR	Quarterly	09/19/18	(a)	09/19/23	SEK	92,000	(361,461)	—	(361,461)
2.49%	Annual	6 month WIBOR	Semi-Annual	09/19/18	(a)	09/19/23	PLN	232,000	89,434	—	89,434
2.55%	Semi-Annual	6 month BBR	Semi-Annual	09/19/18	(a)	09/19/23	AUD	30,000	(14,379)	—	(14,379)
2.63%	Annual	6 month WIBOR	Semi-Annual	09/19/18	(a)	09/19/23	PLN	338,000	(438,909)	—	(438,909)
2.70%	Semi-Annual	6 month BBR	Semi-Annual	09/19/18	(a)	09/19/23	AUD	69,000	(402,136)	—	(402,136)
2.78%	Quarterly	3 month HIBOR	Quarterly	09/19/18	(a)	09/19/23	HKD	162,000	(18,397)	—	(18,397)
2.99%	Semi-Annual	3 month LIBOR	Quarterly	09/19/18	(a)	09/19/23	USD	121,000	(107,864)	—	(107,864)
3 month BA	Semi-Annual	2.33%	Semi-Annual	09/19/18	(a)	09/19/23	CAD	126,000	(729,911)	—	(729,911)
3 month BA	Semi-Annual	2.72%	Semi-Annual	09/19/18	(a)	09/19/23	CAD	78,000	636,211	—	636,211
3 month JIBAR	Quarterly	7.57%	Quarterly	09/19/18	(a)	09/19/23	ZAR	212,000	(181,710)	—	(181,710)
3 month JIBAR	Quarterly	7.62%	Quarterly	09/19/18	(a)	09/19/23	ZAR	157,000	(113,634)	—	(113,634)
3 month JIBAR	Quarterly	7.86%	Quarterly	09/19/18	(a)	09/19/23	ZAR	165,000	360	—	360

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

Paid by the Fund		Received by the Fund		Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month JIBAR	Quarterly	8.02%	Quarterly	09/19/18	(a)	09/19/23	ZAR	292,000	$139,076	$—	$139,076
3 month JIBAR	Quarterly	8.11%	Quarterly	09/19/18	(a)	09/19/23	ZAR	383,000	284,556	—	284,556
6 month LIBOR	Semi-Annual	1.34%	Semi-Annual	09/19/18	(a)	09/19/23	GBP	64,000	(47,611)	—	(47,611)
6 month PRIBOR	Semi-Annual	1.91%	Annual	09/19/18	(a)	09/19/23	CZK	2,464,000	(246,316)	—	(246,316)

									$(1,975,255)	$21,247	$(1,996,502)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	10.98%	At Termination	Bank of America NA	N/A		01/02/23	BRL	90,969	$437,579	$—	$437,579
1 day BZDIOVER	At Termination	11.04%	At Termination	Bank of America NA	N/A		01/02/23	BRL	40,465	209,390	—	209,390
1 day BZDIOVER	At Termination	10.91%	At Termination	Deutsche Bank AG	N/A		01/02/23	BRL	22,854	92,670	—	92,670
1 day BZDIOVER	At Termination	11.16%	At Termination	Deutsche Bank AG	N/A		01/02/23	BRL	40,887	264,435	—	264,435
3 month CD_KSDA	Quarterly	2.18%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	KRW	19,650,649	27,361	—	27,361
3 month CD_KSDA	Quarterly	2.19%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	KRW	19,647,702	35,683	—	35,683
3 month KLIBOR	Quarterly	3.98%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	MYR	49,997	(14,678)	—	(14,678)
3 month TWCPBA	Quarterly	0.99%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	TWD	386,490	34,309	—	34,309
3 month TWCPBA	Quarterly	0.99%	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	TWD	604,510	61,410	—	61,410
3.51%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	09/19/18	(a)	09/19/23	CNY	180,000	(211,662)	—	(211,662)
3.39%	Quarterly	1 week CNREPOFI	Quarterly	Deutsche Bank AG	09/19/18	(a)	09/19/23	CNY	94,872	(33,660)	—	(33,660)
3.39%	Quarterly	1 week CNREPOFI	Quarterly	Deutsche Bank AG	09/19/18	(a)	09/19/23	CNY	109,880	(37,468)	—	(37,468)
3.40%	Quarterly	1 week CNREPOFI	Quarterly	Deutsche Bank AG	09/19/18	(a)	09/19/23	CNY	63,248	(25,931)	—	(25,931)
6 month THBFIX	Semi-Annual	2.13%	Semi-Annual	Deutsche Bank AG	09/19/18	(a)	09/19/23	THB	792,000	(14,501)	—	(14,501)
3 month CD_KSDA	Quarterly	2.19%	Quarterly	Goldman Sachs International	09/19/18	(a)	09/19/23	KRW	19,650,649	35,689	—	35,689
3 month KLIBOR	Quarterly	4.01%	Quarterly	Goldman Sachs International	09/19/18	(a)	09/19/23	MYR	54,163	(2,666)	—	(2,666)
3 month KLIBOR	Quarterly	4.03%	Quarterly	Goldman Sachs International	09/19/18	(a)	09/19/23	MYR	63,840	14,586	—	14,586
6 month SOR	Semi-Annual	2.39%	Semi-Annual	Goldman Sachs International	09/19/18	(a)	09/19/23	SGD	8,000	4,658	—	4,658
6 month THBFIX	Semi-Annual	2.11%	Semi-Annual	Goldman Sachs International	09/19/18	(a)	09/19/23	THB	95,000	(3,436)	—	(3,436)
6 month THBFIX	Semi-Annual	2.26%	Semi-Annual	Goldman Sachs International	09/19/18	(a)	09/19/23	THB	1,668,000	279,322	—	279,322
7.20%	Semi-Annual	1 day MIBOR	Semi-Annual	Goldman Sachs International	09/19/18	(a)	09/19/23	INR	2,454,440	121,676	—	121,676

										$1,274,766	$—	$1,274,766

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/ (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TAIEX Futures July 2018	TWD	442,245,688	Bank of America NA	07/18/18	TWD	442,246	$(7,147)	$—	$(7,147)
KOSPI 200 Index Futures September 2018	KRW	10,447,903,725	Bank of America NA	09/13/18	KRW	10,447,904	(20,551)	—	(20,551)
KOSPI 200 Index Futures September 2018	KRW	6,329,571,700	Bank of America NA	09/13/18	KRW	6,329,572	(93,828)	—	(93,828)
KOSPI 200 Index Futures September 2018	KRW	1,823,114,550	Bank of America NA	09/13/18	KRW	1,823,115	(88,035)	—	(88,035)
KOSPI 200 Index Futures September 2018	KRW	4,455,417,400	Bank of America NA	09/13/18	KRW	4,455,417	(229,175)	—	(229,175)

							$(438,736)	$—	$(438,736)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day MIBOR	Mumbai Interbank Offered Rate	6.25%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.55%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.10%
3 month BA	3 month Canadian Bankers Acceptances	1.70%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.68%
3 month HIBOR	Hong Kong Inter-bank Offered Rate	2.10%
3 month JIBAR	Johannesburg Interbank Average Rate	6.96%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.69%
3 month LIBOR	London Interbank Offered Rate	2.34%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.35)%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	1.38%
6 month BBR	Australian Bank Bill Rate	2.11%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)%
6 month LIBOR	London Interbank Offered Rate	2.50%
6 month PRIBOR	Prague Interbank Offered Rate	1.24%
6 month SOR	Singapore Interbank Offered Rates	1.70%
6 month THBFIX	6 month Thai Baht Interest Rate Fixing	1.71%
6 month WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$21,247	$—	$1,155,646	$(3,152,148)
OTC Swaps	—	—	1,618,768	(782,738)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$4,630,377	$—	$861,930	$—	$5,492,307
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,585,407	—	—	1,585,407
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	1,155,646	—	1,155,646
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,618,768	—	1,618,768

	$—	$—	$4,630,377	$1,585,407	$3,636,344	$—	$9,852,128

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$667,266	$—	$1,653,610	$—	$2,320,876
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	875,866	—	—	875,866
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	3,152,148	—	3,152,148
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	438,736	—	344,002	—	782,738

	$—	$—	$1,106,002	$875,866	$5,149,760	$—	$7,131,628

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(604,766)	$—	$1,315,748	$—	$710,982
Forward foreign currency exchange contracts	—	—	—	289,016	—	—	289,016
Swaps	—	—	94,923	—	(477,014)	—	(382,091)

	$—	$—	$(509,843)	$289,016	$838,734	$—	$617,907

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,936,380	$—	$(798,218)	$—	$3,138,162
Forward foreign currency exchange contracts	—	—	—	754,712	—	—	754,712
Swaps	—	—	(438,736)	—	(721,736)	—	(1,160,472)

	$—	$—	$3,497,644	$754,712	$(1,519,954)	$—	$2,732,402

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$122,355,143
Average notional value of contracts — short	$191,682,778
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$59,149,352
Average amounts sold — in USD	$34,987,567
Interest rate swaps:
Average notional value — pays fixed rate	$396,819,112
Average notional value — receives fixed rate	$349,690,380
Total return swaps:
Average notional value	$17,628,033

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$633,788
Forward foreign currency exchange contracts	1,585,407	875,866
Swaps — Centrally cleared	737,323	—
Swaps — OTC(a)	1,618,768	782,738

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,941,498	$2,292,392
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(737,323)	(633,788)

Total derivative assets and liabilities subject to an MNA	$3,204,175	$1,658,604

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(d)
Bank of America NA	$805,732	$(665,076)	$—	$—	$140,656
Citibank NA	360,803	(205,488)	—	(155,315)	—
Deutsche Bank AG	357,105	(111,560)	—	—	245,545
Goldman Sachs International	471,677	(13,138)	—	(430,000)	28,539
Morgan Stanley & Co. International plc	1,208,858	(663,342)	—	(340,000)	205,516

	$3,204,175	$(1,658,604)	$—	$(925,315)	$620,256

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$665,076	$(665,076)	$—	$—	$—
Citibank NA	205,488	(205,488)	—	—	—
Deutsche Bank AG	111,560	(111,560)	—	—	—
Goldman Sachs International	13,138	(13,138)	—	—	—
Morgan Stanley & Co. International plc	663,342	(663,342)	—	—	—

	$1,658,604	$(1,658,604)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$906,907	$280,474	$—	$1,187,381
Air Freight & Logistics	—	167,033	—	167,033
Airlines	—	200,406	—	200,406
Auto Components	901,499	632,744	—	1,534,243
Automobiles	98,067	504,498	—	602,565
Banks	6,352,861	6,016,082	—	12,368,943
Beverages	267,840	2,893,799	—	3,161,639
Biotechnology	5,141,053	874,704	—	6,015,757
Building Products	—	6,103	—	6,103
Capital Markets	1,877,223	1,030,035	—	2,907,258
Chemicals	13,363,182	3,851,277	—	17,214,459
Commercial Services & Supplies	54,150	—	—	54,150
Construction & Engineering	45,024	112,443	—	157,467
Construction Materials	3,215,659	550,008	—	3,765,667
Consumer Finance	976,201	—	—	976,201
Containers & Packaging	1,009,642	—	—	1,009,642
Diversified Consumer Services	40,731	—	—	40,731
Diversified Financial Services	984,487	498,082	—	1,482,569
Electric Utilities	—	272,746	—	272,746
Electrical Equipment	—	13,268	—	13,268
Electronic Equipment, Instruments & Components	—	28,180	—	28,180
Energy Equipment & Services	9,853	—	—	9,853
Equity Real Estate Investment Trusts (REITs)	1,971,917	—	—	1,971,917
Food & Staples Retailing	125,067	371,446	—	496,513
Food Products	1,529,410	625,072	—	2,154,482
Gas Utilities	—	100,899	—	100,899
Health Care Equipment & Supplies	—	548,457	—	548,457
Health Care Providers & Services	5,802,348	645,086	—	6,447,434
Hotels, Restaurants & Leisure	3,390,357	1,444,163	—	4,834,520
Household Durables	—	169,021	—	169,021
Household Products	8,544,704	1,397,774	—	9,942,478
Independent Power and Renewable Electricity Producers	—	84,436	—	84,436
Industrial Conglomerates	123,595	117,394	—	240,989
Insurance	4,393,465	6,579,675	—	10,973,140
Internet & Direct Marketing Retail	2,300,232	—	—	2,300,232
Internet Software & Services	4,606,447	20,266	—	4,626,713
IT Services	2,580,906	733,482	—	3,314,388
Life Sciences Tools & Services	1,168,601	260,921	—	1,429,522

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Machinery	$100,188	$—	$—	$100,188
Media	890,004	—	—	890,004
Metals & Mining	90,577	1,753,955	—	1,844,532
Multiline Retail	536,864	—	—	536,864
Multi-Utilities	—	52,382	—	52,382
Oil, Gas & Consumable Fuels	2,061,251	11,331,167	—	13,392,418
Paper & Forest Products	472,050	43,379	—	515,429
Personal Products	1,805,002	2,511,375	—	4,316,377
Pharmaceuticals	10,759,560	4,465,255	—	15,224,815
Professional Services	82,156	304,289	—	386,445
Real Estate Management & Development	—	356,033	—	356,033
Road & Rail	—	62,109	—	62,109
Semiconductors & Semiconductor Equipment	323,692	248,713	—	572,405
Software	10,036,149	1,533,811	—	11,569,960
Specialty Retail	1,490,240	45,834	—	1,536,074
Technology Hardware, Storage & Peripherals	2,170,045	—	—	2,170,045
Textiles, Apparel & Luxury Goods	729,641	77,072	—	806,713
Tobacco	135,136	919,587	—	1,054,723
Trading Companies & Distributors	1,149,949	—	—	1,149,949
Transportation Infrastructure	—	656,124	—	656,124
Corporate Bonds(a)	—	29,274	—	29,274
Non-Agency Mortgage-Backed Securities	—	713	—	713
Preferred Stocks	—	226,837	—	226,837
Rights	38,887	—	—	38,887
U.S. Government Sponsored Agency Obligations	—	687,351	—	687,351
U.S. Treasury Obligations	—	65,455,625	—	65,455,625
Short-Term Securities	14,855,140	—	—	14,855,140

	$119,507,959	$121,790,859	$—	$241,298,818

Derivative Financial Instruments(b)
Assets:
Equity contracts	$4,630,377	$—	$—	$4,630,377
Foreign currency exchange contracts	—	1,585,407	—	1,585,407
Interest rate contracts	861,930	2,774,414	—	3,636,344
Liabilities:
Equity contracts	(667,266)	(438,736)	—	(1,106,002)
Foreign currency exchange contracts	—	(875,866)	—	(875,866)
Interest rate contracts	(1,653,610)	(3,496,150)	—	(5,149,760)

	$3,171,431	$(450,931)	$—	$2,720,500

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $220,413,231)	$226,653,678
Investments at value — affiliated (cost — $14,645,140)	14,645,140
Cash pledged:
Futures contracts	22,887,000
Centrally cleared swaps	7,124,000
Foreign currency at value (cost — $5,831,795)	5,850,903
Receivables:
Dividends — affiliated	73,174
Dividends — unaffiliated	164,971
Interest — unaffiliated	944,064
Variation margin on centrally cleared swaps	737,323
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,585,407
OTC swaps	1,618,768
Prepaid expenses	163
Other assets	156

Total assets	282,284,747

LIABILITIES
Bank overdraft	4,871
Cash received as collateral for OTC derivatives	1,080,000
Payables:
Capital shares redeemed	73,493
Distribution fees	49,394
Variation margin on futures contracts	633,788
Board realignment and consolidation	790
Investment advisory fees	116,384
Directors’ and Officer’s fees	313
Other affiliates	303
Other accrued expenses	135,948
Unrealized depreciation on:
Forward foreign currency exchange contracts	875,866
OTC swaps	782,738

Total liabilities	3,753,888

NET ASSETS	$278,530,859

NET ASSETS CONSIST OF
Paid-in capital	$260,716,483
Undistributed net investment income	733,598
Accumulated net realized gain	8,131,061
Net unrealized appreciation (depreciation)	8,949,717

NET ASSETS	$278,530,859

NET ASSET VALUE
Class I — Based on net assets of $13,427,786 and 968,272 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.87

Class III — Based on net assets of $265,103,073 and 19,130,473 shares outstanding, 100 million shares authorized, $0.10 par value.	$13.86

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$352,782
Dividends — unaffiliated	728,802
Interest — unaffiliated	178,275
Securities lending income — affiliated — net	1,250
Foreign taxes withheld	(20,070)

Total investment income	1,241,039

EXPENSES
Investment advisory	316,538
Distribution — class specific	126,694
Professional	29,031
Accounting services	18,095
Transfer agent — class specific	14,020
Custodian	11,909
Printing	10,542
Directors and Officer	3,642
Offering	2,882
Transfer agent	2,479
Board realignment and consolidation	790
Miscellaneous	2,379

Total expenses	539,001

Less:
Fees waived and/or reimbursed by the Manager	(48,917)
Transfer agent fees waived and/or reimbursed — class specific	(14,020)

Total expenses after fees waived and/or reimbursed	476,064

Net investment income	764,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	159,126
Investments — unaffiliated	7,479,866
Forward foreign currency exchange contracts	289,016
Foreign currency transactions	(116,738)
Futures contracts	710,982
Swaps . . . . .	(382,091)

8,140,161

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(66,720)
Investments — unaffiliated	(9,912,203)
Forward foreign currency exchange contracts	754,712
Foreign currency translations	(26,148)
Futures contracts	3,138,162
Swaps . . . . .	(1,160,472)

(7,272,669)

Net realized and unrealized gain	867,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,632,467

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$764,975	$43,960
Net realized gain	8,140,161	47,809
Net change in unrealized appreciation (depreciation)	(7,272,669)	644,084

Net increase in net assets resulting from operations	1,632,467	735,853

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(50,000)
From net realized gain:
Class I	—	(98,699)

Decrease in net assets resulting from distributions to shareholders	—	(148,699)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	262,362,362	(1,946,110)

NET ASSETS
Total increase (decrease) in net assets	263,994,829	(1,358,956)
Beginning of period	14,536,030	15,894,986

End of period	$278,530,859	$14,536,030

Undistributed (distributions in excess of) net investment income, end of period	$733,598	$(31,377)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$13.71		$13.19	$13.08		$13.70	$14.41	$13.28

Net investment income (loss)(a)	0.05		0.04	0.02	(b)	(0.06)	0.04	0.07
Net realized and unrealized gain (loss)	0.11		0.62	0.20		(0.01)	0.29	1.60

Net increase (decrease) from investment operations	0.16		0.66	0.22		(0.07)	0.33	1.67

Distributions(c)
From net investment income	—		(0.05)	(0.11)		—	—	(0.13)
From net realized gain	—		(0.09)	—		(0.55)	(1.04)	(0.41)

Total distributions	—		(0.14)	(0.11)		(0.55)	(1.04)	(0.54)

Net asset value, end of period	$13.87		$13.71	$13.19		$13.08	$13.70	$14.41

Total Return(d)
Based on net asset value	1.17	%(e)	4.98%	1.71	%(f)	(0.57)%	2.28%	12.62%

Ratios to Average Net Assets(g)
Total expenses	1.43	%(h)(i)	1.48%	1.39%		1.47%	1.60%	1.78%

Total expenses after fees waived and/or reimbursed	0.82	%(h)(i)	0.89%	0.94%		1.00%	1.07%	1.23%

Net investment income (loss)	0.73	%(h)	0.29%	0.18	%(b)	(0.46)%	0.25%	0.47%

Supplemental Data
Net assets, end of period (000)	$13,428		$14,536	$15,895		$18,180	$21,283	$24,092

Portfolio turnover rate(j)	271%		0%	1%		13%	64%	241%

(a)	Based on average shares outstanding.
(b)

Net investment income per share the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.08%	0.23%	0.25%	0.23%	0.23%	0.22%

(h)	Annualized.
(i)

Board realignment and consolidation costs and Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.44% and 0.83%, respectively.

(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	271%	0%	1%	13%	64%	229%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund (continued)
	Class III
	Period from 02/14/2018 (a) to 06/30/2018 (unaudited)
Net asset value, beginning of period	$13.70

Net investment income(b)	0.07
Net realized and unrealized gain	0.09

Net increase from investment operations	0.16

Net asset value, end of period	$13.86

Total Return(c)
Based on net asset value	1.17	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.86	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.82	%(f)(g)

Net investment income	1.41	%(f)

Supplemental Data
Net assets, end of period (000)	$265,103

Portfolio turnover rate	271%

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 02/14/2018(a) to 06/30/2018 (unaudited)
Investments in underlying funds	0.08%

(f)	Annualized.
(g)

Board realignment and consolidation costs and Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.87% and 0.83%, respectively.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

At a meeting held on November 15, 2017, the Board of Directors of the Company and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust each approved a reorganization of the HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) with and into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on April 23, 2018.

REORGANIZATION

The Board of the Company, the Board of the HIMCO Variable Insurance Trust and shareholders of the Target Fund approved the reorganizations of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class III Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on April 23, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Managed Volatility V.I. Fund’s Share Class	Shares of Managed Volatility V.I. Fund
Class IB	39,633,345	0.49126053	Class III	19,470,298

The Target Fund’s net assets and composition of net assets as of the close of business on April 20, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
HIMCO VIT Portfolio Diversifier Fund	$268,343,917	$392,342,469	$—	$(140,377,841)	$16,379,289

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $13,676,731. The aggregate net assets of the Fund immediately after the reorganization amounted to $282,020,648. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Portfolio Diversifier Fund	$202,633,700	$186,254,411

The purpose of these transactions was to combine two funds with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the six months ended June 30, 2018, are as follows:

•	Net investment income: $1,883,592

•	Net realized and change in unrealized loss on investments: $(5,690,944)

•	Net decrease in net assets resulting from operations: $(3,807,352)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12–month period beginning with the commencement of operations of a class of shares.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its/ counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $126,694.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations. For the six months ended June 30, 2018, the class specific transfer agent fees borne directly by Class I was $14,020.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $14,844.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the Fund waived $9,793 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $327 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares and Class III Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements directly borne by Class I was $14,020.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III (a)
0.59%	0.84%

(a)	Class III recommenced operations on February 14, 2018.

Prior to April 23, 2018, Class I and Class III’s expense limitations as a percentage of average daily net assets were 1.00% and 1.25%, respectively.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $24,280.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $190 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33  1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$159,733,766	$160,594,936
U.S Government Securities	$65,453,233	$48,277,261

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$235,662,487

Gross unrealized appreciation	$19,821,233
Gross unrealized depreciation	(11,464,403)

Net unrealized appreciation(depreciation)	$8,356,830

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/2018 (a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	7,716	$106,198	41,987	$563,708
Shares issued in reinvestment of distributions	—	—	10,985	148,699
Shares redeemed	(99,545)	(1,371,586)	(197,978)	(2,658,517)

Net decrease	(91,829)	$(1,265,388)	(145,006)	$(1,946,110)

Class III
Shares sold	169,281	$2,332,827	—	$—
Shares issued resulting from reorganization	19,470,298	268,343,917	—	—
Shares redeemed	(509,106)	(7,048,994)	—	—

Net increase	19,130,473	$263,627,750	—	$—

Total Net Increase (Decrease)	19,038,644	$262,362,362	(145,006)	$(1,946,110)

(a)	Period February 14, 2018 (recommencement of operations) to June 30, 2018 for Class III.

As of June 30, 2018, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 730 Class III shares of BlackRock Managed Volatility V.I. Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain distribution in the following amount per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Short-Term Capital Gain
Class I	$0.001050
Class III	0.001050

NOTES TO FINANCIAL STATEMENTS	31

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt
CVA	Certification Van Aandelon (Dutch Certificate)
ETF	Exchange-Traded Fund
OTC	Over-The-Counter
S&P	Standard & Poor’s

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust each approved a reorganization of the HIMCO VIT Index Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on April 23, 2018.

At a meeting held on November 14, 2017, the Board of Directors of the Company and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Large Cap Equity Index Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Class I, Class II and Class III Shares returned 2.50%, 2.43% and 2.39%, respectively, while the benchmark S&P 500® Index returned 2.65%.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share class expenses.

Describe the market environment.

In the beginning of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. However, as the first quarter of 2018 progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. The annualized realized volatility of the S&P 500® Index was 19% in the first quarter of 2018, meaningfully higher than the 6.6% witnessed in 2017.

From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Later in the first quarter of 2018, negative headlines regarding Facebook’s usage of user data, FAANMG regulation (regulation that was considered after the breach of consumer data by Facebook), and artificial intelligence weighed on the technology sector. Although the first quarter was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500® Index.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management Index manufacturing and non-manufacturing components accelerated. This supported the Fed’s decision to increase interest rates in March and to revise higher their rate hike expectations for 2019. The combination of increased interest rate expectations, a strong economic backdrop, in addition to technical issues regarding the deficit, drove selling in U.S. Treasuries. The ten-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%.

Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic reports throughout the second quarter of 2018 also indicated strong economic conditions. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled the likelihood of two additional hikes this year. On the earnings front, the aggregate earnings growth of S&P 500® constituents was 26.6% based on Thomson Reuters IBES estimates. Both of these factors were supportive for the index broadly and pushed volatility lower in the second quarter of 2018. The average level of the CBOE Volatility Index was 15.3% in the second quarter, lower than the 17.4% experienced in the first quarter of 2018.

From a sector standpoint, energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the second quarter of 2018 and reached $77 per barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure from first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans.

Elsewhere, financials underperformed all other sectors, led lower by shares of diversified financial services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Comprehensive Capital Analysis and Review stress tests (an annual exercise by the Fed to assess the largest bank holding companies operating in the United States), and global protectionism.

For the six-month period ended June 30, 2018, the strongest returns in the S&P 500® Index came from consumer discretionary (+11.47%) and information technology (+10.87%). Negative returns were found in consumer staples (-8.92%), telecommunication services (-8.35%), industrials (-4.70%), financials (-4.09%), materials (-3.08%), and telecommunication services (-0.94%). All remaining sectors had positive returns.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking investment results that before expenses, correspond to the aggregate price and yield performance of the benchmark index.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock S&P 500 Index V.I. Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns
	6-Month Total Returns (c)	1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)(b)	2.50%	14.05%	13.05%	9.81%
Class II(a)(b)	2.43	13.93	12.89	9.66
Class III(a)(b)	2.39	13.79	12.78	9.54	(d)
S&P 500® Index(e)	2.65	14.37	13.42	10.17

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative investments linked to the S&P 500® Index.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,025.00	$0.90	$1,000.00	$1,023.90	$0.90	0.18%
Class II	1,000.00	1,024.30	1.91	1,000.00	1,022.91	1.91	0.38
Class III	1,000.00	1,013.10	1.28	1,000.00	1,023.11	1.71	0.34

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), except for Class III, which is multiplied by 136/365 (to reflect the period since inception date of February 14, 2018).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated

Portfolio Information

Sector Allocation

Sector	Percent of Net Assets
Information Technology	26%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	9
Consumer Staples	7
Energy	6
Utilities	3
Real Estate	3
Materials	2
Telecommunication Services	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018, except with respect to Class III Shares which are based on a hypothetical investment of $1,000 on February 14, 2018 (commencement of operations) and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Aerospace & Defense — 2.6%
Arconic, Inc.	24,437	$415,673
Boeing Co. (The)	31,027	10,409,869
General Dynamics Corp.	15,652	2,917,689
Harris Corp.	6,720	971,309
Huntington Ingalls Industries, Inc.	2,492	540,241
L3 Technologies, Inc.	4,469	859,478
Lockheed Martin Corp.	14,094	4,163,790
Northrop Grumman Corp.(a)	9,889	3,042,845
Raytheon Co.	16,299	3,148,641
Rockwell Collins, Inc.	9,298	1,252,255
Textron, Inc.	14,512	956,486
TransDigm Group, Inc.	2,755	950,861
United Technologies Corp.(a)	42,180	5,273,765

		34,902,902
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	8,027	671,539
Expeditors International of Washington, Inc.	9,968	728,661
FedEx Corp.(a)	13,876	3,150,684
United Parcel Service, Inc., Class B	39,055	4,148,813

		8,699,697
Airlines — 0.4%
Alaska Air Group, Inc.	7,077	427,380
American Airlines Group, Inc.	23,253	882,684
Delta Air Lines, Inc.	36,709	1,818,564
Southwest Airlines Co.	30,127	1,532,861
United Continental Holdings, Inc.(b)	13,352	931,035

		5,592,524
Auto Components — 0.2%
Aptiv plc	15,001	1,374,542
BorgWarner, Inc.	11,409	492,412
Goodyear Tire & Rubber Co. (The)(a)	13,728	319,725

		2,186,679
Automobiles — 0.4%
Ford Motor Co.	220,904	2,445,407
General Motors Co.	71,767	2,827,620
Harley-Davidson, Inc.	9,691	407,797

		5,680,824
Banks — 6.1%
Bank of America Corp.	535,613	15,098,931
BB&T Corp.	44,108	2,224,808
Citigroup, Inc.	144,529	9,671,881
Citizens Financial Group, Inc.	27,337	1,063,409
Comerica, Inc.	9,750	886,470
Fifth Third Bancorp	38,631	1,108,710
Huntington Bancshares, Inc.	63,207	932,935
JPMorgan Chase & Co.	193,226	20,134,149
KeyCorp	58,705	1,147,096
M&T Bank Corp.	8,340	1,419,051
People’s United Financial, Inc.	19,968	361,221
PNC Financial Services Group, Inc. (The)*	26,456	3,574,206
Regions Financial Corp.	62,230	1,106,449
SunTrust Banks, Inc.(a)	26,423	1,744,446
SVB Financial Group(b)	2,997	865,414
US Bancorp	88,455	4,424,519
Wells Fargo & Co.	248,627	13,783,881
Zions Bancorp	11,176	588,863

		80,136,439
Beverages — 1.8%
Brown-Forman Corp., Class B	14,835	727,063
Coca-Cola Co. (The)	217,073	9,520,822

Security	Shares	Value
Beverages (continued)
Constellation Brands, Inc., Class A	9,490	$2,077,076
Molson Coors Brewing Co., Class B	10,633	723,469
Monster Beverage Corp.(b)	23,418	1,341,852
PepsiCo, Inc.	80,358	8,748,576

		23,138,858
Biotechnology — 2.5%
AbbVie, Inc.	85,941	7,962,434
Alexion Pharmaceuticals, Inc.(b)	12,604	1,564,786
Amgen, Inc.	37,747	6,967,719
Biogen, Inc.(b)	11,962	3,471,851
Celgene Corp.(b)	40,043	3,180,215
Gilead Sciences, Inc.	73,773	5,226,079
Incyte Corp.(b)	10,091	676,097
Regeneron Pharmaceuticals, Inc.(b)	4,375	1,509,331
Vertex Pharmaceuticals, Inc.(b)	14,435	2,453,373

		33,011,885
Building Products — 0.3%
Allegion plc	5,476	423,623
AO Smith Corp.	8,383	495,854
Fortune Brands Home & Security, Inc.	8,062	432,849
Johnson Controls International plc	52,335	1,750,606
Masco Corp.	17,898	669,743

		3,772,675
Capital Markets — 3.0%
Affiliated Managers Group, Inc.	3,122	464,148
Ameriprise Financial, Inc.	8,109	1,134,287
Bank of New York Mellon Corp. (The)	57,240	3,086,953
BlackRock, Inc.*	6,990	3,488,289
Cboe Global Markets, Inc.	6,476	673,957
Charles Schwab Corp. (The)	68,019	3,475,771
CME Group, Inc.	19,307	3,164,803
E*TRADE Financial Corp.(b)	14,654	896,239
Franklin Resources, Inc.	18,593	595,906
Goldman Sachs Group, Inc. (The)	19,895	4,388,240
Intercontinental Exchange, Inc.	32,895	2,419,427
Invesco Ltd.(a)	23,252	617,573
Jefferies Financial Services, Inc.	18,043	410,298
Moody’s Corp.	9,463	1,614,009
Morgan Stanley	77,148	3,656,815
MSCI, Inc.	5,000	827,150
Nasdaq, Inc.	6,698	611,327
Northern Trust Corp.	12,069	1,241,779
Raymond James Financial, Inc.	7,434	664,228
S&P Global, Inc.	14,248	2,905,025
State Street Corp.	20,732	1,929,942
T. Rowe Price Group, Inc.	13,658	1,585,557

		39,851,723
Chemicals — 1.8%
Air Products & Chemicals, Inc.	12,343	1,922,175
Albemarle Corp.(a)	6,364	600,316
CF Industries Holdings, Inc.	13,416	595,670
DowDuPont, Inc.	131,506	8,668,876
Eastman Chemical Co.	7,874	787,085
Ecolab, Inc.	14,748	2,069,587
FMC Corp.	7,716	688,344
International Flavors & Fragrances, Inc.	4,503	558,192
LyondellBasell Industries NV, Class A	18,263	2,006,191
Mosaic Co. (The)	20,179	566,021
PPG Industries, Inc.	14,047	1,457,095
Praxair, Inc.	16,245	2,569,147
Sherwin-Williams Co. (The)	4,675	1,905,390

		24,394,089

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Commercial Services & Supplies — 0.3%
Cintas Corp.	4,883	$903,697
Copart, Inc.(b)	11,450	647,612
Republic Services, Inc.	12,890	881,160
Stericycle, Inc.(b)	4,902	320,052
Waste Management, Inc.	22,459	1,826,815

		4,579,336
Communications Equipment — 1.0%
Cisco Systems, Inc.	266,823	11,481,394
F5 Networks, Inc.(b)	3,416	589,089
Juniper Networks, Inc.	19,668	539,297
Motorola Solutions, Inc.(a)	9,169	1,066,996

		13,676,776
Construction & Engineering — 0.1%
Fluor Corp.	8,020	391,215
Jacobs Engineering Group, Inc.	6,930	439,986
Quanta Services, Inc.(b)	8,890	296,926

		1,128,127
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	3,548	792,375
Vulcan Materials Co.	7,567	976,597

		1,768,972
Consumer Finance — 0.7%
American Express Co.	40,390	3,958,220
Capital One Financial Corp.	27,482	2,525,596
Discover Financial Services	19,651	1,383,627
Synchrony Financial	40,423	1,349,319

		9,216,762
Containers & Packaging — 0.3%
Avery Dennison Corp.	5,074	518,055
Ball Corp.	19,848	705,597
International Paper Co.	23,330	1,215,026
Packaging Corp. of America	5,435	607,579
Sealed Air Corp.(a)	8,986	381,456
WestRock Co.	14,356	818,579

		4,246,292
Distributors — 0.1%
Genuine Parts Co.	8,376	768,833
LKQ Corp.(b)	17,811	568,171

		1,337,004
Diversified Consumer Services — 0.0%
H&R Block, Inc.	12,049	274,476

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	109,180	20,378,447

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	410,677	13,186,839
CenturyLink, Inc.(a)	55,358	1,031,873
Verizon Communications, Inc.(a)	234,287	11,786,979

		26,005,691
Electric Utilities — 1.8%
Alliant Energy Corp.	13,313	563,406
American Electric Power Co., Inc.	28,042	1,941,909
Duke Energy Corp.	39,815	3,148,570
Edison International(a)	18,475	1,168,913
Entergy Corp.	10,392	839,570
Evergy, Inc.	15,188	852,806
Eversource Energy	17,948	1,051,932
Exelon Corp.	54,919	2,339,549
FirstEnergy Corp.(a)	25,360	910,678
NextEra Energy, Inc.	26,863	4,486,927

Security	Shares	Value
Electric Utilities (continued)
PG&E Corp.	29,349	$1,249,093
Pinnacle West Capital Corp.	6,433	518,242
PPL Corp.(a)	39,281	1,121,473
Southern Co. (The)	57,334	2,655,138
Xcel Energy, Inc.	28,212	1,288,724

		24,136,930
Electrical Equipment — 0.5%
AMETEK, Inc.	13,058	942,265
Eaton Corp. plc	24,563	1,835,839
Emerson Electric Co.	35,582	2,460,139
Rockwell Automation, Inc.	7,092	1,178,903

		6,417,146
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	16,905	1,473,271
Corning, Inc.	46,752	1,286,147
FLIR Systems, Inc.	7,992	415,344
IPG Photonics Corp.(b)	2,166	477,885
TE Connectivity Ltd.	19,831	1,785,980

		5,438,627
Energy Equipment & Services — 0.8%
Baker Hughes a GE Co.	23,310	769,929
Halliburton Co.	49,590	2,234,525
Helmerich & Payne, Inc.(a)	6,263	399,329
National Oilwell Varco, Inc.(a)	21,707	942,084
Schlumberger Ltd.	78,535	5,264,201
TechnipFMC plc	24,847	788,644

		10,398,712
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	5,773	728,380
American Tower Corp.	25,048	3,611,170
Apartment Investment & Management Co., Class A	9,043	382,519
AvalonBay Communities, Inc.	7,724	1,327,678
Boston Properties, Inc.	8,700	1,091,154
Crown Castle International Corp.	23,506	2,534,417
Digital Realty Trust, Inc.	11,597	1,293,993
Duke Realty Corp.	20,543	596,363
Equinix, Inc.	4,498	1,933,645
Equity Residential	20,790	1,324,115
Essex Property Trust, Inc.	3,771	901,533
Extra Space Storage, Inc.(a)	7,243	722,924
Federal Realty Investment Trust	4,207	532,396
GGP, Inc.	36,281	741,221
HCP, Inc.	27,020	697,656
Host Hotels & Resorts, Inc.	41,643	877,418
Iron Mountain, Inc.	16,057	562,156
Kimco Realty Corp.	24,487	416,034
Macerich Co. (The)	6,244	354,847
Mid-America Apartment Communities, Inc.	6,541	658,483
Prologis, Inc.	30,206	1,984,232
Public Storage	8,495	1,927,176
Realty Income Corp.	15,796	849,667
Regency Centers Corp.	8,546	530,536
SBA Communications Corp.(b)	6,428	1,061,391
Simon Property Group, Inc.	17,553	2,987,345
SL Green Realty Corp.	4,925	495,110
UDR, Inc.	15,463	580,481
Ventas, Inc.	20,120	1,145,834
Vornado Realty Trust	9,859	728,777
Welltower, Inc.	20,889	1,309,531
Weyerhaeuser Co.	42,745	1,558,483

		36,446,665

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	24,863	$5,195,870
Kroger Co. (The)	46,050	1,310,122
Sysco Corp.	27,271	1,862,337
Walgreens Boots Alliance, Inc.	48,210	2,893,323
Walmart, Inc.	82,027	7,025,612

		18,287,264
Food Products — 1.1%
Archer-Daniels-Midland Co.	31,726	1,454,003
Campbell Soup Co.(a)	11,070	448,778
Conagra Brands, Inc.	21,965	784,809
General Mills, Inc.	33,370	1,476,956
Hershey Co. (The)	8,047	748,854
Hormel Foods Corp.(a)	15,535	578,057
JM Smucker Co. (The)	6,525	701,307
Kellogg Co.	14,216	993,272
Kraft Heinz Co. (The)	33,575	2,109,182
McCormick & Co., Inc. (Non-Voting)(a)	6,901	801,137
Mondelez International, Inc., Class A	83,682	3,430,962
Tyson Foods, Inc., Class A	16,838	1,159,296

		14,686,613
Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	99,310	6,056,917
ABIOMED, Inc.(b)	2,417	988,674
Align Technology, Inc.(b)	4,085	1,397,642
Baxter International, Inc.	27,808	2,053,343
Becton Dickinson and Co.	15,132	3,625,022
Boston Scientific Corp.(b)	78,004	2,550,731
Cooper Cos., Inc. (The)	2,818	663,498
Danaher Corp.	34,795	3,433,570
DENTSPLY SIRONA, Inc.	13,201	577,808
Edwards Lifesciences Corp.(b)	11,923	1,735,631
Hologic, Inc.(b)	15,221	605,035
IDEXX Laboratories, Inc.(b)	4,945	1,077,713
Intuitive Surgical, Inc.(b)	6,416	3,069,928
Medtronic plc	76,724	6,568,342
ResMed, Inc.	8,062	835,062
Stryker Corp.	18,228	3,077,980
Varian Medical Systems, Inc.(b)	5,249	596,916
Zimmer Biomet Holdings, Inc.	11,526	1,284,457

		40,198,269
Health Care Providers & Services — 3.1%
Aetna, Inc.	18,527	3,399,704
AmerisourceBergen Corp.	9,195	784,058
Anthem, Inc.	14,451	3,439,771
Cardinal Health, Inc.	17,496	854,330
Centene Corp.(b)	11,568	1,425,293
Cigna Corp.(a)	13,760	2,338,512
CVS Health Corp.	57,545	3,703,021
DaVita, Inc.(b)	7,886	547,604
Envision Healthcare Corp.(a)(b)	6,979	307,146
Express Scripts Holding Co.(b)	31,857	2,459,679
HCA Healthcare, Inc.	15,749	1,615,847
Henry Schein, Inc.(b)	8,796	638,941
Humana, Inc.	7,790	2,318,538
Laboratory Corp. of America Holdings(b)	5,820	1,044,865
McKesson Corp.	11,519	1,536,635
Quest Diagnostics, Inc.	7,614	837,083
UnitedHealth Group, Inc.	54,548	13,382,806
Universal Health Services, Inc., Class B	5,013	558,649

		41,192,482
Health Care Technology — 0.1%
Cerner Corp.(b)	17,872	1,068,567

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	23,078	$1,322,600
Chipotle Mexican Grill, Inc.(b)	1,360	586,663
Darden Restaurants, Inc.	7,102	760,340
Hilton Worldwide Holdings, Inc.	15,686	1,241,704
Marriott International, Inc., Class A	16,801	2,127,007
McDonald’s Corp.	44,501	6,972,862
MGM Resorts International	28,271	820,707
Norwegian Cruise Line Holdings Ltd.(b)	11,819	558,448
Royal Caribbean Cruises Ltd.	9,670	1,001,812
Starbucks Corp.	78,530	3,836,190
Wynn Resorts Ltd.	4,826	807,583
Yum! Brands, Inc.(a)	18,174	1,421,570

		21,457,486
Household Durables — 0.4%
DR Horton, Inc.(a)	19,518	800,238
Garmin Ltd.	6,360	387,960
Leggett & Platt, Inc.	7,605	339,487
Lennar Corp., Class A	15,639	821,048
Mohawk Industries, Inc.(b)	3,608	773,086
Newell Brands, Inc.	27,765	716,059
PulteGroup, Inc.(a)	15,233	437,949
Whirlpool Corp.	3,613	528,329

		4,804,156
Household Products — 1.4%
Church & Dwight Co., Inc.	14,067	747,802
Clorox Co. (The)	7,400	1,000,850
Colgate-Palmolive Co.	49,371	3,199,734
Kimberly-Clark Corp.	19,711	2,076,357
Procter & Gamble Co. (The)	142,514	11,124,643

		18,149,386
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	38,010	509,714
NRG Energy, Inc.	17,357	532,860

		1,042,574
Industrial Conglomerates — 1.6%
3M Co.	33,650	6,619,628
General Electric Co.	491,845	6,694,010
Honeywell International, Inc.	42,372	6,103,687
Roper Technologies, Inc.	5,793	1,598,347

		21,015,672
Insurance — 2.4%
Aflac, Inc.	43,718	1,880,748
Allstate Corp. (The)	19,846	1,811,345
American International Group, Inc.	50,713	2,688,803
Aon plc	13,787	1,891,163
Arthur J. Gallagher & Co.	10,430	680,870
Assurant, Inc.(a)	3,035	314,092
Brighthouse Financial, Inc.(b)	5,505	220,585
Chubb Ltd.	26,361	3,348,374
Cincinnati Financial Corp.(a)	8,595	574,662
Everest Re Group Ltd.	2,352	542,089
Hartford Financial Services Group, Inc. (The)	20,189	1,032,264
Lincoln National Corp.	12,487	777,316
Loews Corp.	14,819	715,461
Marsh & McLennan Cos., Inc.(a)	28,790	2,359,916
MetLife, Inc.(a)	57,786	2,519,470
Principal Financial Group, Inc.	15,383	814,530
Progressive Corp. (The)	33,167	1,961,828
Prudential Financial, Inc.	23,601	2,206,930
Torchmark Corp.	6,118	498,066
Travelers Cos., Inc. (The)	15,360	1,879,142
Unum Group	12,764	472,140

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Willis Towers Watson plc	7,451	$1,129,572
XL Group Ltd.	14,622	818,101

		31,137,467
Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc.(b)	22,828	38,803,034
Booking Holdings, Inc.(b)	2,729	5,531,929
Expedia Group, Inc.(a)	6,912	830,753
Netflix, Inc.(b)	24,630	9,640,921
TripAdvisor, Inc.(a)(b)	6,287	350,249

		55,156,886
Internet Software & Services — 5.3%(b)
Akamai Technologies, Inc.	9,777	715,970
Alphabet, Inc., Class A	16,908	19,092,345
Alphabet, Inc., Class C	17,233	19,225,996
eBay, Inc.	52,660	1,909,452
Facebook, Inc., Class A	135,975	26,422,662
Twitter, Inc.	37,082	1,619,371
VeriSign, Inc.	5,382	739,594

		69,725,390
IT Services — 4.5%
Accenture plc, Class A	36,454	5,963,510
Alliance Data Systems Corp.	2,776	647,363
Automatic Data Processing, Inc.	25,001	3,353,634
Broadridge Financial Solutions, Inc.	6,596	759,200
Cognizant Technology Solutions Corp., Class A	33,205	2,622,863
DXC Technology Co.	16,235	1,308,703
Fidelity National Information Services, Inc.	18,667	1,979,262
Fiserv, Inc.(b)	23,169	1,716,591
FleetCor Technologies, Inc.(b)	5,086	1,071,366
Gartner, Inc.(a)(b)	5,224	694,270
Global Payments, Inc.	8,957	998,616
International Business Machines Corp.	48,376	6,758,127
Mastercard, Inc., Class A	52,016	10,222,184
Paychex, Inc.	17,980	1,228,933
PayPal Holdings, Inc.(b)	63,120	5,256,002
Total System Services, Inc.(a)	9,386	793,305
Visa, Inc., Class A	101,210	13,405,264
Western Union Co. (The)(a)	26,432	537,363

		59,316,556
Leisure Products — 0.1%(a)
Hasbro, Inc.	6,501	600,107
Mattel, Inc.(b)	19,811	325,297

		925,404
Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	17,883	1,105,885
Illumina, Inc.(b)	8,334	2,327,603
IQVIA Holdings, Inc.(b)	9,173	915,649
Mettler-Toledo International, Inc.(b)	1,457	843,064
PerkinElmer, Inc.(a)	6,357	465,523
Thermo Fisher Scientific, Inc.	22,786	4,719,892
Waters Corp.(b)	4,504	871,929

		11,249,545
Machinery — 1.5%
Caterpillar, Inc.	33,870	4,595,143
Cummins, Inc.	8,658	1,151,514
Deere & Co.	18,367	2,567,707
Dover Corp.(a)	8,838	646,942
Flowserve Corp.(a)	7,520	303,808
Fortive Corp.	17,341	1,337,164
Illinois Tool Works, Inc.	17,304	2,397,296
Ingersoll-Rand plc	13,864	1,244,017

Security	Shares	Value
Machinery (continued)
PACCAR, Inc.	19,878	$1,231,641
Parker-Hannifin Corp.(a)	7,458	1,162,329
Pentair plc	9,538	401,359
Snap-on, Inc.	3,267	525,072
Stanley Black & Decker, Inc.	8,643	1,147,877
Xylem, Inc.	10,184	686,198

		19,398,067
Media — 2.2%
CBS Corp. (Non-Voting), Class B	19,364	1,088,644
Charter Communications, Inc., Class A(b)	10,478	3,072,255
Comcast Corp., Class A	260,262	8,539,196
Discovery, Inc., Class A(a)(b)	8,841	243,127
Discovery, Inc., Class C(b)	19,045	485,648
DISH Network Corp., Class A(b)	13,123	441,064
Interpublic Group of Cos., Inc. (The)	22,166	519,571
News Corp., Class A	22,041	341,635
News Corp., Class B	6,983	110,681
Omnicom Group, Inc.(a)	12,806	976,714
Twenty-First Century Fox, Inc., Class A	59,650	2,964,008
Twenty-First Century Fox, Inc., Class B	24,928	1,228,203
Viacom, Inc., Class B	20,156	607,905
Walt Disney Co. (The)	84,173	8,822,172

		29,440,823
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.(b)	76,090	1,313,313
Newmont Mining Corp.	30,543	1,151,777
Nucor Corp.	17,979	1,123,687

		3,588,777
Multiline Retail — 0.5%
Dollar General Corp.	14,231	1,403,176
Dollar Tree, Inc.(b)	13,429	1,141,465
Kohl’s Corp.	9,644	703,048
Macy’s, Inc.(a)	17,539	656,485
Nordstrom, Inc.(a)	6,725	348,220
Target Corp.	30,272	2,304,305

		6,556,699
Multi-Utilities — 0.9%
Ameren Corp.	13,727	835,288
CenterPoint Energy, Inc.	24,823	687,845
CMS Energy Corp.	16,257	768,631
Consolidated Edison, Inc.	17,275	1,347,105
Dominion Energy, Inc.	36,933	2,518,092
DTE Energy Co.	10,171	1,054,021
NiSource, Inc.	19,394	509,674
Public Service Enterprise Group, Inc.	28,698	1,553,710
SCANA Corp.	8,206	316,095
Sempra Energy	14,939	1,734,567
WEC Energy Group, Inc.(a)	17,405	1,125,233

		12,450,261
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	29,144	2,134,798
Andeavor	7,827	1,026,746
Apache Corp.(a)	21,798	1,019,057
Cabot Oil & Gas Corp.	25,399	604,496
Chevron Corp.	108,377	13,702,104
Cimarex Energy Co.	5,487	558,247
Concho Resources, Inc.(b)	8,445	1,168,366
ConocoPhillips	66,342	4,618,730
Devon Energy Corp.	29,739	1,307,326
EOG Resources, Inc.	32,832	4,085,286
EQT Corp.	14,056	775,610
Exxon Mobil Corp.	240,139	19,866,699

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	14,692	$982,748
HollyFrontier Corp.	9,975	682,589
Kinder Morgan, Inc.	106,253	1,877,491
Marathon Oil Corp.	48,568	1,013,129
Marathon Petroleum Corp.	26,235	1,840,648
Newfield Exploration Co.(b)	11,489	347,542
Noble Energy, Inc.	27,128	957,076
Occidental Petroleum Corp.	43,434	3,634,557
ONEOK, Inc.	23,295	1,626,690
Phillips 66	23,865	2,680,278
Pioneer Natural Resources Co.	9,639	1,824,084
Valero Energy Corp.	24,486	2,713,783
Williams Cos., Inc. (The)	46,361	1,256,847

		72,304,927
Personal Products — 0.2%
Coty, Inc., Class A(a)	27,174	383,153
Estee Lauder Cos., Inc. (The), Class A	12,747	1,818,870

		2,202,023
Pharmaceuticals — 4.3%
Allergan plc	19,175	3,196,856
Bristol-Myers Squibb Co.	92,634	5,126,365
Eli Lilly & Co.	53,987	4,606,711
Johnson & Johnson	152,114	18,457,513
Merck & Co., Inc.	152,507	9,257,175
Mylan NV(b)	29,116	1,052,252
Nektar Therapeutics(b)	9,227	450,554
Perrigo Co. plc	7,176	523,202
Pfizer, Inc.	332,695	12,070,175
Zoetis, Inc.	27,278	2,323,813

		57,064,616
Professional Services — 0.3%
Equifax, Inc.	6,804	851,248
IHS Markit Ltd.(b)	19,931	1,028,240
Nielsen Holdings plc	19,264	595,836
Robert Half International, Inc.	7,162	466,246
Verisk Analytics, Inc.(b)	8,865	954,229

		3,895,799
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	17,086	815,686

Road & Rail — 1.0%
CSX Corp.	49,671	3,168,016
JB Hunt Transport Services, Inc.	4,926	598,755
Kansas City Southern	5,940	629,403
Norfolk Southern Corp.	16,047	2,421,011
Union Pacific Corp.	43,919	6,222,444

		13,039,629
Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.(a)(b)	47,236	708,068
Analog Devices, Inc.	20,980	2,012,402
Applied Materials, Inc.	57,163	2,640,359
Broadcom, Inc.	22,758	5,522,001
Intel Corp.	264,198	13,133,283
KLA-Tencor Corp.	8,835	905,852
Lam Research Corp.	9,284	1,604,739
Microchip Technology, Inc.(a)	13,288	1,208,544
Micron Technology, Inc.(b)	65,726	3,446,671
NVIDIA Corp.	34,414	8,152,677
Qorvo, Inc.(b)	7,235	580,030
QUALCOMM, Inc.	84,024	4,715,427
Skyworks Solutions, Inc.	10,309	996,365
Texas Instruments, Inc.	55,553	6,124,718

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.(a)	14,090	$919,513

		52,670,649
Software — 6.0%
Activision Blizzard, Inc.	43,024	3,283,592
Adobe Systems, Inc.(b)	27,895	6,801,080
ANSYS, Inc.(b)	4,753	827,878
Autodesk, Inc.(b)	12,477	1,635,610
CA, Inc.	18,001	641,736
Cadence Design Systems, Inc.(b)	16,274	704,827
Citrix Systems, Inc.(b)	7,412	777,074
Electronic Arts, Inc.(b)	17,355	2,447,402
Intuit, Inc.	13,787	2,816,753
Microsoft Corp.	435,551	42,949,684
Oracle Corp.	169,197	7,454,820
Red Hat, Inc.(b)	10,030	1,347,731
salesforce.com, Inc.(b)	39,851	5,435,676
Symantec Corp.	35,425	731,526
Synopsys, Inc.(b)	8,503	727,602
Take-Two Interactive Software, Inc.(b)	6,562	776,678

		79,359,669
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	4,249	576,589
AutoZone, Inc.(b)	1,493	1,001,698
Best Buy Co., Inc.	14,026	1,046,059
CarMax, Inc.(b)	9,973	726,733
Foot Locker, Inc.	6,890	362,758
Gap, Inc. (The)	12,536	406,041
Home Depot, Inc. (The)	65,334	12,746,663
L Brands, Inc.	13,412	494,635
Lowe’s Cos., Inc.	46,558	4,449,548
O’Reilly Automotive, Inc.(b)	4,652	1,272,648
Ross Stores, Inc.	21,452	1,818,057
Tiffany & Co.	5,866	771,966
TJX Cos., Inc. (The)	35,515	3,380,318
Tractor Supply Co.	6,851	524,033
Ulta Beauty, Inc.(b)	3,204	748,006

		30,325,752
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	278,686	51,587,565
Hewlett Packard Enterprise Co.	85,891	1,254,868
HP, Inc.	92,762	2,104,770
NetApp, Inc.	15,149	1,189,651
Seagate Technology plc	16,217	915,774
Western Digital Corp.(a)	16,918	1,309,622
Xerox Corp.	12,307	295,368

		58,657,618
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc.(a)	20,774	457,443
Michael Kors Holdings Ltd.(b)	8,364	557,042
NIKE, Inc., Class B	72,445	5,772,418
PVH Corp.	4,316	646,192
Ralph Lauren Corp.	3,189	400,921
Tapestry, Inc.	16,379	765,063
Under Armour, Inc., Class A(a)(b)	10,681	240,109
Under Armour, Inc., Class C(b)	10,648	224,460
VF Corp.	18,469	1,505,593

		10,569,241
Tobacco — 1.0%
Altria Group, Inc.	107,204	6,088,115
Philip Morris International, Inc.	88,065	7,110,368

		13,198,483

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.	16,294	$784,230
United Rentals, Inc.(b)	4,830	713,005
WW Grainger, Inc.	2,926	902,378

		2,399,613
Water Utilities — 0.1%
American Water Works Co., Inc.	10,149	866,522

Total Common Stocks — 99.2% (Cost: $586,231,370)		1,305,036,829

Total Long-Term Investments — 99.2% (Cost: $586,231,370)		1,305,036,829

Security	Shares	Value
Short-Term Securities — 2.6%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	10,109,403	$10,109,403
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	23,973,705	23,976,102

Total Short-Term Securities — 2.6% (Cost: $34,084,379)		34,085,505

Total Investments — 101.8% (Cost: $620,315,749)		1,339,122,334
Liabilities in Excess of Other Assets — (1.8)%		(24,148,806)

Net Assets — 100.0%		$1,314,973,528

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,592,667	7,516,736	(b)	—	10,109,403	$10,109,403	$83,342		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,040,710	20,932,995	(b)	—	23,973,705	23,976,102	11,120	(c)	3,367	1,126
BlackRock, Inc.	1,183	5,991		(184)	6,990	3,488,289	23,302		60,468	(223,989)
PNC Financial Services Group, Inc. (The)	4,559	22,622		(725)	26,456	3,574,206	23,684		79,392	(314,457)

						$41,148,000	$141,448		$143,227	$(537,320)

(a)	Includes net capital gains distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	88	09/21/18	$11,975	$(235,506)

Portfolio Abbreviation

S&P	Standard & Poor’s

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$235,506	$—	$—	$—	$235,506

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$613,030	$—	$—	$—	$613,030

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(231,851)	$—	$—	$—	$(231,851)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$1,305,036,829	$—	$—	$1,305,036,829
Short-Term Securities(a)	10,109,403	—	—	10,109,403

Subtotal	$1,315,146,232	$—	$—	$1,315,146,232

Investments valued at NAV(b)				$23,976,102

Total Investments				$1,339,122,334

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(235,506)	$—	$—	$(235,506)

(a)	See above Schedule of Investments for values in each security type.
(b)	As of June 30, 2018, certain investments of the Fund’s were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $23,401,186) (cost — $582,995,162)	$1,297,974,334
Investments at value — affiliated (cost — $37,320,587)	41,148,000
Cash	13,904
Cash pledged for futures contracts	493,000
Receivables:
Investments sold	1,374,542
Securities lending income — affiliated	4,294
Capital shares sold	138,795
Dividends — affiliated	25,734
Dividends — unaffiliated	1,073,954
From the Manager	904
Board realignment and consolidation	2,343
Variation margin on futures contracts	1
Prepaid expenses	11,018

Total assets	1,342,260,823

LIABILITIES
Cash collateral on securities loaned at value	23,972,968
Payables:
Investments purchased	647,643
Capital shares redeemed	2,286,477
Distribution fees	71,487
Board realignment and consolidation	2,343
Investment advisory fees	68,858
Directors’ and Officer’s fees	3,126
Other affiliates	1,421
Other accrued expenses	232,972

Total liabilities	27,287,295

NET ASSETS	$1,314,973,528

NET ASSETS CONSIST OF
Paid-in capital	$564,039,198
Undistributed net investment income	5,864,773
Accumulated net realized gain	26,498,478
Net unrealized appreciation (depreciation)	718,571,079

NET ASSETS	$1,314,973,528

NET ASSET VALUE
Class I — Based on net assets of $934,957,261 and 39,967,930 shares outstanding, 100 million shares authorized, $0.10 par value	$23.39

Class II — Based on net assets of $4,015,179 and 173,207 shares outstanding, 100 million shares authorized, $0.10 par value	$23.18

Class III — Based on net assets of $376,001,088 and 16,222,717 shares outstanding, 100 million shares authorized, $0.10 par value	$23.18

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$130,328
Dividends — unaffiliated	6,401,973
Securities lending income — affiliated — net	11,120

Total investment income	6,543,421

EXPENSES
Investment advisory	381,773
Distribution — class specific	182,628
Transfer agent — class specific	130,867
Professional	31,915
Accounting services	26,113
Printing	15,930
Custodian	12,376
Directors and Officer	10,317
Offering	7,366
Board realignment and consolidation	2,343
Transfer agent	2,479
Miscellaneous	6,178

Total expenses	810,285

Less:
Fees waived and/or reimbursed by the Manager	(74,798)
Transfer agent fees waived and/or reimbursed — class specific	(41,263)

Total expenses after fees waived and/or reimbursed	694,224

Net investment income	5,849,197

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	143,227
Investments — unaffiliated	28,711,938
Futures contracts	613,030

29,468,195

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(537,320)
Investments — unaffiliated	(9,687,458)
Futures contracts	(231,851)

(10,456,629)

Net realized and unrealized gain	19,011,566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,860,763

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,849,197	$3,577,169
Net realized gain	29,468,195	10,983,785
Net change in unrealized appreciation (depreciation)	(10,456,629)	26,662,306

Net increase in net assets resulting from operations	24,860,763	41,223,260

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	—	(3,518,974)
Class II	—	(50,068)
From net realized gain:
Class I	—	(8,765,237)
Class II	—	(134,609)

Decrease in net assets resulting from distributions to shareholders	—	(12,468,888)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,070,521,298	(6,721,848)

NET ASSETS
Total increase in net assets	1,095,382,061	22,032,524
Beginning of period	219,591,467	197,558,943

End of period	$1,314,973,528	$219,591,467

Undistributed net investment income, end of period	$5,864,773	$15,576

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.82		$19.90	$19.08	$20.63	$19.43	$15.43

Net investment income(a)	0.21		0.37	0.37	0.37	0.35	0.30
Net realized and unrealized gain (loss)	0.36		3.91	1.85	(0.14)	2.25	4.61

Net increase from investment operations	0.57		4.28	2.22	0.23	2.60	4.91

Distributions(b)
From net investment income	—		(0.39)	(0.38)	(0.42)	(0.36)	(0.31)
From net realized gain	—		(0.97)	(1.02)	(1.36)	(1.04)	(0.60)

Total distributions	—		(1.36)	(1.40)	(1.78)	(1.40)	(0.91)

Net asset value, end of period	$23.39		$22.82	$19.90	$19.08	$20.63	$19.43

Total Return(c)
Based on net asset value	2.50	%(d)	21.50%	11.60%	1.05%	13.30%	31.87%

Ratios to Average Net Assets(e)
Total expenses	0.22	%(f)	0.46%	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.18	%(f)	0.30%	0.31%	0.31%	0.34%	0.41%

Net investment income	1.81	%(f)	1.68%	1.87%	1.76%	1.70%	1.69%

Supplemental Data
Net assets, end of period (000)	$934,958		$216,251	$195,261	$187,048	$204,029	$199,825

Portfolio turnover rate	3%		3%	4%	4%	3%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	—	—	—	—	—

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund (continued)
	Class II
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.63		$19.75	$18.94	$20.49	$19.31	$15.34

Net investment income(a)	0.18		0.34	0.33	0.33	0.32	0.27
Net realized and unrealized gain (loss)	0.37		3.87	1.85	(0.13)	2.22	4.58

Net increase from investment operations	0.55		4.21	2.18	0.20	2.54	4.85

Distributions(b)
From net investment income	—		(0.36)	(0.35)	(0.39)	(0.32)	(0.28)
From net realized gain	—		(0.97)	(1.02)	(1.36)	(1.04)	(0.60)

Total distributions	—		(1.33)	(1.37)	(1.75)	(1.36)	(0.88)

Net asset value, end of period	$23.18		$22.63	$19.75	$18.94	$20.49	$19.31

Total Return(c)
Based on net asset value	2.43	%(d)	21.31%	11.47%	0.89%	13.11%	31.67%

Ratios to Average Net Assets(e)
Total expenses	0.47	%(f)	0.60%	0.62%	0.61%	0.60%	0.60%

Total expenses after fees waived and/or reimbursed	0.38	%(f)	0.45%	0.46%	0.46%	0.48%	0.56%

Net investment income	1.60	%(f)	1.54%	1.71%	1.61%	1.55%	1.54%

Supplemental Data
Net assets, end of period (000)	$4,015		$3,340	$2,298	$1,780	$1,962	$1,828

Portfolio turnover rate	3%		3%	4%	4%	3%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	—	—	—	—	—

(f)	Annualized.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund (continued)
	Class III
	Period from 02/14/2018 (a) to 06/30/2018 (unaudited)
Net asset value, beginning of period	$22.88

Net investment income(b)	0.15
Net realized and unrealized gain	0.15

Net increase from investment operations	0.30

Net asset value, end of period	$23.18

Total Return(c)
Based on net asset value	1.31	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.34	%(f)

Total expenses after fees waived and/or reimbursed	0.34	%(f)

Net investment income	1.75	%(f)

Supplemental Data
Net assets, end of period (000)	$376,001

Portfolio turnover rate	3%

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 02/14/2018 (a) to 06/30/2018 (unaudited)

Investments in underlying funds	0.00%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced operations on February 14, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

At a meeting held on November 15, 2017, the Board of Directors of the Company and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust each approved a reorganization of the HIMCO VIT Index Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on April 4, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on April 23, 2018.

Reorganization

The Board of the Company, the Board of the HIMCO Variable Insurance Trust and shareholders of the Target Fund approved the reorganizations of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Class I and Class III Shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on April 23, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	S&P 500 Index V.I. Fund’s Share Class	Shares of S&P 500 Index V.I. Fund
Class IA	17,179,594	1.83129659	Class I	31,460,932
Class IB	9,244,848	1.81412014	Class III	16,771,265

The Target Fund’s net assets and composition of net assets as of the close of business on April 23, 2018, the valuation date of the reorganization were as follows:

Target Fund	Net Assets	Paid-In Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
HIMCO VIT Index Fund	$1,100,925,673	$552,473,484	$—	$(28,979,554)	$577,431,743

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $221,043,512. The aggregate net assets of the Fund immediately after the reorganization amounted to $1,321,969,185. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Fund	Fair Value of Investments	Cost of Investments
HIMCO VIT Index Fund	$1,091,642,970	$514,211,227

The purpose of these transactions was to combine two funds with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 23, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the six months ended June 30, 2018, are as follows:

•	Net investment income: $11,022,894

•	Net realized and change in unrealized loss on investments: $19,520,816

•	Net increase in net assets resulting from operations: $30,543,710

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since April 23, 2018.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt security is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Offering Costs: Offering costs are amortized over a 12- month period beginning with the commencement of operations of a class of shares.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs	$49,260	$(49,260)	$—
Deutsche Bank	134,926	(134,926)	—
Mizuho	139,937	(139,937)	—
Merrill Lynch	372,039	(372,039)	—
Fidelity Investments	427,915	(427,915)	—
State Street Bank	808,077	(808,077)	—
Credit Suisse	1,424,901	(1,424,901)	—
Morgan Stanley	2,501,699	(2,501,699)	—
Citigroup	5,270,814	(5,270,814)	—
JP Morgan	12,271,618	(12,271,618)	—

Total	$23,401,186	$(23,401,186)	$—

(a)

Cash collateral with a value of $23,972,968 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.07% of the average daily value of the Fund’s net assets.

Prior to April 23, 2018, this fee was 0.30% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rates upon the average daily net assets of the relevant share class of the Fund as follows:

	Class I	Class II	Class III
Distribution Fee	N/A	0.15%	0.25%

For the six months ended June 30, 2018, the class specific distribution fees were as follows:

	Class II	Class III	Total
Distribution Fees	$2,787	$179,841	$182,628

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Total
$129,803	$1,064	$130,867

Expense Limitations, Waivers and Reimbursements: Effective April 23, 2018, the contractual advisory fee waiver of 0.10% is discontinued in conjunction with the reduced advisory fee from 0.30% to 0.07%. For the six months ended June 30, 2018, the amount waived and/or reimbursed by the Manager was $68,657. With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $3,798.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,291 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $2,343.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.05
Class III	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to April 23, 2018, the Manager reimbursed all transfer agent fees — class specific for Class I, Class II and Class III of the Fund.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Total
Transfer Agent Fees Waived and/or Reimbursed	$40,579	$684	$41,263

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III (a)
0.15%	0.30%	0.40%

(a)	Class III recommenced operations on February 14, 2018.

Prior to April 23, 2018, Class I, Class II and Class III expense limitations as a percentage of average daily net assets were 1.25%, 1.40% and 1.50%, respectively.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,693 for securities lending agent services.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$13,347,099
Sales	3,344,430
Net Realized Loss	153,357

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were $19,991,550 and $48,097,586, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$653,777,726

Gross unrealized appreciation	$704,734,346
Gross unrealized depreciation	(19,625,244)

Net unrealized appreciation(depreciation)	$685,109,102

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018 (a)		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	657,593	$16,099,518	853,159	$18,530,628
Shares issued in reinvestment of distributions	—	—	537,342	12,284,211
Shares issued resulting from reorganization	31,460,932	720,323,840	—	—
Shares redeemed	(1,628,928)	(35,694,516)	(1,723,846)	(38,229,011)

Net increase (decrease)	30,489,597	$700,728,842	(333,345)	$(7,414,172)

Class II
Shares sold	50,687	$1,166,492	133,824	$2,754,443
Shares issued in reinvestment of distributions	—	—	8,145	184,677
Shares redeemed	(25,122)	(582,554)	(110,703)	(2,246,796)

Net increase	25,565	$583,938	31,266	$692,324

Class III
Shares sold	150,802	$3,739,106	—	$—
Shares issued resulting from reorganization	16,771,265	380,601,833	—	—
Shares redeemed	(699,350)	(15,132,421)	—	—

Net increase	16,222,717	$369,208,518	—	$—

Total Net Increase (Decrease)	46,737,879	$1,070,521,298	(302,079)	$(6,721,848)

(a)	Period February 14, 2018 (recommencement of operations) to June 30, 2018 for Class III.

As of June 30, 2018, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 437 Class III shares of BlackRock S&P 500 Index V.I. Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.000584	$0.031885
Class II	0.000584	0.031885
Class III	0.000584	0.031885

NOTES TO FINANCIAL STATEMENTS	25

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock Total Return V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

At a meeting held on May 8, 2018, the Board of Directors of BlackRock Variable Series Funds II, Inc. (the “Company”) and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Bond Fund (the “Target Fund”), with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Class I Shares outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Class III Shares performed in line with the benchmark.

What factors influenced performance?

Positive contributions to performance for the period came from allocations to U.S. securitized assets including non-agency mortgage-backed securities (“MBS”), collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”). Out-of-benchmark exposure to emerging market bonds and municipal bonds contributed positively as well.

The Fund’s underweight positioning with respect to duration (and corresponding interest rate sensitivity) added to performance.

The Fund held derivatives including options, futures contracts and swaps for risk management purposes as well as to manage exposures with the goal of generating return. The Fund’s use of derivatives to manage the portfolio added to the Fund’s performance during the period.

While the reported cash balance for the Fund over the period was above 5%, the Fund held approximately 3.5% of physical cash with the remainder consisting of cash equivalents used in various fashions. These purposes include but are not limited to borrowed bonds for shorting, reverse repos for leverage, and commercial paper for additional short-dated return. These positions did not have a material impact on performance.

Describe recent portfolio activity.

Entering 2018 the Fund was positioned with a preference for the front end of the yield curve given the more attractive risk versus reward profile relative to longer-dated Treasuries. The Fund also emphasized income-oriented opportunities within high quality assets with less interest rate risk by holding overweight exposure to securitized assets, most notably non-agency MBS and CLOs. As the first quarter of 2018 progressed, while maintaining an underweight, the Fund’s duration was tactically increased as a hedge against an uptick in investor risk aversion, mostly concentrated on the front end of the yield curve. The Fund maintained a positive stance on emerging markets based on the backdrop of synchronized developed market growth.

Into the second quarter of 2018, the Fund maintained an underweight duration stance given firming U.S. inflation and growth alongside increased Treasury issuance. That said, the Fund took a tactical approach to duration management given the crosscurrents impacting Treasury yields including geopolitical risk and dovish European Central Bank rhetoric. The Fund’s overweight to emerging markets was reduced as broad-based selling pressure impacted the sector during the second quarter amid tightening financial conditions from a stronger U.S. dollar and higher developed market rates. The Fund held long U.S. dollar exposures relative to other developed market currencies as a hedge against geopolitical risk.

Describe portfolio positioning at period end.

At the end of the period, the Fund maintained its defensive posture as rolling bouts of market volatility kept downward pressure on riskier assets as well as interest rates despite elevated Treasury issuance. The Fund’s duration was maintained at an underweight, with a continued preference for the front end of the yield curve. The Fund remained cautious on corporate credit and preferred diversifying into sectors such as agency MBS and municipal bonds. Within high quality assets, the Fund continued to favor income-oriented opportunities with less interest rate risk. Overall, the Fund was positioned with a low risk profile while seeking attractive income as the market waits for geopolitical uncertainty to subside.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Total Return V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	Standardized 30-Day Yields (c)	Unsubsidized 30-Day Yields (c)	6-Month Total Returns (d)	Average Annual Total Returns
				1 Year (d)	5 Years (d)	10 Years (d)
Class I(a)(b)	2.92%	2.68%	(1.48)%	(0.41)%	2.58%	3.87%
Class III(a)(b)	2.58	2.47	(1.58)	(0.75)	2.24	3.57	(e)
Bloomberg Barclays U.S. Aggregate Bond Index(f)	—	—	(1.62)	(0.40)	2.27	3.72

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities.

(c)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(d)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(e)

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
Class I	$1,000.00	$985.20	$2.95	$2.71	$1,000.00	$1,021.82	$3.01	$1,022.07	$2.76
Class III	1,000.00	984.20	4.48	4.23	1,000.00	1,020.28	4.56	1,020.53	4.31

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Class I and 0.91% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Class I and 0.86% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of June 30, 2018 (continued)	BlackRock Total Return V.I. Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	30%
Corporate Bonds	26
U.S. Treasury Obligations	16
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	6
Foreign Government Obligations	5
Municipal Bonds	5
Floating Rate Loan Interests	1
Preferred Securities	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total long investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	53%
AA/Aa	5
A	13
BBB/Baa	15
BB/Ba	2
B	1
CCC/Caa	1
CC/Ca	2
D	—	(d)
NR	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and options purchased.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments (unaudited) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 12.5%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.43%, 04/25/36(a)	USD	190	$98,542
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1 Class A2, (LIBOR USD 1 Month + 0.72%), 2.81%, 12/25/33		122	118,232
Series 2007-HE4 Class A2A, (LIBOR USD 1 Month + 0.13%), 2.22%, 05/25/37		102	32,278
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.45%, 07/15/26(a)(b)		250	249,962
Ajax Mortgage Loan Trust(b):
Series 2016-B Class A, 4.00%, 09/25/65(c)		87	87,285
Series 2016-C Class A, 4.00%, 10/25/57(c)		77	76,751
Series 2017-A Class A, 3.47%, 04/25/57(c)		313	310,819
Series 2017-D Class A, 3.75%, 12/25/57(d)		410	408,303
Series 2018-A Class A, 3.85%, 04/25/58(d)		403	403,336
Series 2018-A Class B, 0.00%, 04/25/58(d)(e)		91	54,613
Allegro CLO II Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.31%), 3.67%, 01/21/27(a)(b)		500	499,332
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.59%, 10/16/30(a)(b)		250	251,000
ALM V Ltd.(a)(b):
Series 2012-5A Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/18/27		290	289,959
Series 2012-5A Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/18/27		250	248,661
Series 2012-5A Class BR3, (LIBOR USD 3 Month + 1.65%), 4.01%, 10/18/27		250	250,157
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 2.98%, 04/16/27(a)(b)		250	250,069
ALM XVI Ltd., Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.83%, 07/15/27(a)(b)		255	255,000
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.15%, 10/15/28(a)(b)		100	100,527
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31(a)(b)		310	309,491
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA Class A, (LIBOR USD 3 Month + 1.05%), 3.41%, 01/28/31		250	249,876
Series 2014-4RA Class C, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/31		250	248,966
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA Class B, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/15/30		500	500,617
Series 2014-5RA Class C, (LIBOR USD 3 Month + 1.85%), 4.20%, 01/15/30		250	248,629
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.62%, 07/15/30(a)(b)		250	250,584
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.31%, 10/15/27(a)(b)		750	749,934
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.12%, 04/15/31(a)(b)		500	499,766
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.37%, 04/20/31(a)(b)		500	500,873
Apidos Clo XXV, Series 2016-25A, Class A2A, (LIBOR USD 3 Month + 1.80%), 4.16%, 10/20/28(a)(b)		250	250,156
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 12/15/27(a)(b)		130	129,597

Security		Par (000)	Value
Asset-Backed Securities (continued)
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26	USD	130	$130,552
Series 2017-FL2 Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 08/15/27		250	249,592
Ares XXVIII CLO Ltd., Series 2013-3A, Class B1R, (LIBOR USD 3 Month + 1.50%), 3.85%, 10/17/24(a)(b)		250	249,685
Ares XXXIII CLO Ltd., Series 2015-1A, Class B2R, (LIBOR USD 3 Month + 2.80%), 5.12%, 12/05/25(a)(b)		250	251,721
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.52%, 10/15/30(a)(b)		250	250,753
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.24%), 2.33%, 05/25/35(a)(d)		58	43,267
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1RR, (LIBOR USD 3 Month + 0.68%), 3.02%, 02/17/26(a)(b)		250	249,910
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.33%, 07/17/26(a)(b)		250	249,870
B2R Mortgage Trust(b):
Series 2015-1 Class A1, 2.52%, 05/15/48		62	61,110
Series 2015-2 Class A, 3.34%, 11/15/48		71	70,145
Babson CLO Ltd.(a)(b):
Series 2015-2A Class AR, (LIBOR USD 3 Month + 1.19%), 3.55%, 10/20/30		260	260,802
Series 2015-IA Class AR, (LIBOR USD 3 Month + 0.99%), 3.35%, 01/20/31		250	249,727
Series 2016-2A Class C, (LIBOR USD 3 Month + 2.60%), 4.96%, 07/20/28		250	250,758
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(e)		300	210,193
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B Class A1, (LIBOR USD 1 Month + 0.50%), 2.60%, 05/28/39		147	130,056
Series 2005-A Class A1, (LIBOR USD 1 Month + 1.00%), 3.10%, 02/28/40		202	199,454
Series 2005-E Class A1, (LIBOR USD 1 Month + 1.00%), 3.10%, 12/28/40		88	82,956
BCMSC Trust(e):
Series 2000-A Class A2, 7.58%, 06/15/30		40	15,191
Series 2000-A Class A3, 7.83%, 06/15/30		37	14,581
Series 2000-A Class A4, 8.29%, 06/15/30		63	26,521
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1 Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.26%, 05/25/35		84	86,273
Series 2007-HE2 Class 23A, (LIBOR USD 1 Month + 0.14%), 2.23%, 03/25/37		58	57,046
Series 2007-HE3 Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.44%, 04/25/37		203	159,901
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.29%, 01/25/36(a)		10	9,463
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.60%, 10/18/29(a)(b)		250	250,973
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A Class A1R, (LIBOR USD 3 Month + 1.18%), 3.54%, 10/22/30		500	500,741
Series 2013-3A Class AR, (LIBOR USD 3 Month + 0.89%), 3.25%, 10/29/25		163	163,220
Series 2013-4A Class AR, (LIBOR USD 3 Month + 1.01%), 3.36%, 04/15/25		222	221,916

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1 Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27	USD	130	$130,109
Series 2018-FL3 Class A, (LIBOR USD 1 Month + 1.05%), 3.12%, 03/15/28		160	159,460
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.81%, 01/20/29(a)(b)		300	300,993
Carrington Mortgage Loan Trust(a):
Series 2005-FRE1 Class M1, (LIBOR USD 1 Month + 0.47%), 2.56%, 12/25/35		160	159,349
Series 2006-FRE2 Class A2, (LIBOR USD 1 Month + 0.12%), 2.21%, 10/25/36		75	56,747
Series 2006-FRE2 Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		150	113,801
Series 2006-FRE2 Class A5, (LIBOR USD 1 Month + 0.08%), 2.17%, 10/25/36		25	19,028
Series 2006-NC4 Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		95	88,480
Series 2007-HE1 Class A2, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/37		291	288,497
Series 2007-RFC1 Class A4, (LIBOR USD 1 Month + 0.22%), 2.31%, 10/25/36		100	67,685
CBAM Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.61%, 07/20/30(a)(b)		250	250,606
C-BASS Trust:
Series 2006-CB7 Class A4, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36(a)		64	46,630
Series 2007-CB1 Class AF2, 3.67%, 01/25/37(c)		179	85,424
Series 2007-CB1 Class AF4, 3.67%, 01/25/37(c)		74	35,435
Series 2007-CB5 Class A2, (LIBOR USD 1 Month + 0.17%), 2.26%, 04/25/37(a)		61	45,926
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.22%, 04/20/31(a)(b)		250	249,872
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/17/30(a)(b)		510	511,804
CIFC Funding Ltd.(a):
Series 2013-2A Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.57%, 10/18/30(b)		230	230,332
Series 2014-3A Class C1R, (LIBOR USD 3 Month + 1.90%), 4.26%, 07/22/26(b)		250	250,137
Series 2014-4A Class A1R, (LIBOR USD 3 Month + 1.38%), 3.73%, 10/17/26(b)		250	250,273
Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/17/27		890	891,103
Series 2018-1A Class A, (LIBOR USD 3 Month + 1.00%), 3.16%, 04/18/31(b)		260	259,032
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.19%, 06/25/37(c)		100	95,276
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1 Class A2D, (LIBOR USD 1 Month + 0.25%), 2.34%, 08/25/36		100	97,025
Series 2007-AHL2 Class A3B, (LIBOR USD 1 Month + 0.20%), 2.29%, 05/25/37		264	191,989
Series 2007-AHL2 Class A3C, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/37		120	87,911
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.41%, 11/25/36(a)		100	84,898
Colony American Homes, Series 2015-1A, Class A, (LIBOR USD 1 Month + 1.20%), 3.25%, 07/17/32(a)(b)		93	93,439

Security		Par (000)	Value
Asset-Backed Securities (continued)
Conseco Finance Corp.:
Series 1997-3 Class M1, 7.53%, 03/15/28(e)	USD	61	$60,344
Series 1997-6 Class M1, 7.21%, 01/15/29(e)		39	39,472
Series 1998-8 Class M1, 6.98%, 09/01/30(e)		114	98,398
Series 1999-5 Class A5, 7.86%, 03/01/30(e)		48	35,321
Series 1999-5 Class A6, 7.50%, 03/01/30(e)		34	24,561
Series 2001-D Class B1, (LIBOR USD 1 Month + 2.50%), 4.57%, 11/15/32(a)		74	73,864
Conseco Finance Securitizations Corp.:
Series 2000-1 Class A5, 8.06%, 09/01/29(e)		57	29,352
Series 2000-4 Class A6, 8.31%, 05/01/32(e)		152	76,620
Series 2000-5 Class A7, 8.20%, 05/01/31		149	96,462
Countrywide Asset-Backed Certificates(a):
Series 2003-BC3 Class A2, (LIBOR USD 1 Month + 0.62%), 2.71%, 09/25/33		122	119,409
Series 2006-S10 Class A3, (LIBOR USD 1 Month + 0.32%), 2.41%, 10/25/36		45	43,051
Series 2006-SPS1 Class A, (LIBOR USD 1 Month + 0.22%), 2.31%, 12/25/25		2	2,612
Series 2007-S3 Class A3, (LIBOR USD 1 Month + 0.38%), 2.47%, 05/25/37		80	72,903
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2 Class AF4, 3.45%, 12/25/36(c)		16	13,753
Series 2006-MH1 Class B1, 6.25%, 10/25/36(b)(c)		100	101,009
Series 2006-SL1 Class A2, 5.56%, 09/25/36(b)(c)		89	15,921
Series 2007-CB6 Class A4, (LIBOR USD 1 Month + 0.34%), 2.43%, 07/25/37(a)(b)		62	41,248
Series 2007-RP1 Class A, (LIBOR USD 1 Month + 0.31%), 2.40%, 05/25/46(a)(b)		46	40,811
CSMC Trust, Series 2017-14.50%, 03/25/21(e)		540	543,483
CWABS Asset-Backed Certificates Trust:
Series 2005-16 Class 1AF, 5.00%, 05/25/36(e)		157	153,579
Series 2005-16 Class 2AF3, 4.55%, 05/25/36(e)		34	33,020
Series 2006-11 Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.25%, 09/25/46(a)		10	10,113
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.34%, 03/15/34(a)		31	28,104
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, (LIBOR USD 1 Month + 0.90%), 2.99%, 10/25/34(a)		116	117,673
CWHEQ Home Equity Loan Trust:
Series 2006-S5 Class A4, 5.84%, 06/25/35		5	6,729
Series 2006-S5 Class A5, 6.16%, 06/25/35		15	16,472
Series 2007-S1 Class A3, 5.81%, 11/25/36(e)		19	19,392
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.37%, 12/15/33(d)		24	22,698
Series 2006-RES Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.26%, 05/15/35(d)		14	13,619
Series 2006-RES Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.31%, 12/15/35		167	164,099
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B Class 2A, (LIBOR USD 1 Month + 0.18%), 2.25%, 05/15/35		25	23,996
Series 2006-C Class 2A, (LIBOR USD 1 Month + 0.18%), 2.25%, 05/15/36		153	147,205
Series 2006-H Class 1A, (LIBOR USD 1 Month + 0.15%), 2.22%, 11/15/36		85	69,698
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		214	213,861
Dorchester Park CLO Ltd., Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.53%, 04/20/28(a)(b)		250	250,000

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, (LIBOR USD 3 Month + 0.97%), 3.32%, 04/15/31(a)(b)	USD	250	$249,717
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 01/15/31(a)(b)		800	800,385
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.25%, 10/15/27(a)(b)		250	249,224
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3 Class M3, (LIBOR USD 1 Month + 1.05%), 3.14%, 10/25/34		33	28,925
Series 2006-FF5 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 04/25/36		33	31,394
Series 2006-FF16 Class 2A3, (LIBOR USD 1 Month + 0.14%), 2.23%, 12/25/36		801	492,744
Series 2006-FF17 Class A5, (LIBOR USD 1 Month + 0.15%), 2.24%, 12/25/36		673	598,209
Series 2006-FFH1 Class M2, (LIBOR USD 1 Month + 0.40%), 2.49%, 01/25/36		117	70,911
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/27(a)(b)		250	249,962
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.23%, 02/25/37(a)		267	216,027
Galaxy XXII CLO Ltd., Series 2016-22A, Class A1, (LIBOR USD 3 Month + 1.58%), 3.93%, 07/16/28(a)(b)		250	250,009
GE-WMC Asset-Backed Pass-Through Certificates(a):
Series 2005-2 Class A2C, (LIBOR USD 1 Month + 0.25%), 2.34%, 12/25/35		25	24,922
Series 2005-2 Class M1, (LIBOR USD 1 Month + 0.44%), 2.53%, 12/25/35		181	107,031
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (LIBOR USD 1 Month + 0.15%), 2.24%, 08/25/36(a)		704	452,137
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, (LIBOR USD 1 Month + 0.50%), 2.59%, 12/25/36(a)		79	76,543
GSAA Home Equity Trust:
Series 2007-2 Class AF3, 5.92%, 03/25/37(e)		30	11,965
Series 2007-4 Class A3B, (LIBOR USD 1 Month + 0.35%), 2.44%, 03/25/37(a)		120	15,496
GSAMP Trust(a):
Series 2006-FM2 Class A2B, (LIBOR USD 1 Month + 0.12%), 2.21%, 09/25/36		83	40,446
Series 2007-H1 Class A1B, (LIBOR USD 1 Month + 0.20%), 2.29%, 01/25/47		31	20,350
Series 2007-HS1 Class M6, (LIBOR USD 1 Month + 2.25%), 4.34%, 02/25/47		40	41,078
GT Loan Financing I Ltd., Series 2013-1A, Class A, (LIBOR USD 3 Month + 1.27%), 3.63%, 10/28/24(a)(b)		27	27,429
Highbridge Loan Management Ltd., Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.36%, 02/05/31(a)(b)		250	250,267
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 05/25/37(a)		90	74,006
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A Class M2, (LIBOR USD 1 Month + 2.03%), 4.12%, 07/25/34		29	29,289
Series 2007-A Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.28%, 04/25/37		75	55,808
Series 2007-B Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.29%, 07/25/37		126	82,843

Security		Par (000)	Value
Asset-Backed Securities (continued)
Home Equity Mortgage Trust, Series 2006-2, Class 1A15.87%, 07/25/36(c)	USD	77	$28,541
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.79%, 04/15/36(a)		29	26,247
Invitation Homes Trust(a)(b):
Series 2015-SFR3 Class A, (LIBOR USD 1 Month + 1.30%), 3.37%, 08/17/32		94	93,630
Series 2015-SFR3 Class E, (LIBOR USD 1 Month + 3.75%), 5.82%, 08/17/32		100	99,991
Series 2018-SFR1 Class E, (LIBOR USD 1 Month + 2.00%), 4.09%, 03/17/37		100	100,289
Series 2018-SFR1 Class F, (LIBOR USD 1 Month + 2.50%), 4.59%, 03/17/37		100	100,313
Series 2018-SFR3 Class A, (LIBOR USD 1 Month + 1.00%), 3.00%, 07/17/37		130	130,163
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.03%, 09/25/37(b)(c)		63	60,995
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1 Class M1, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/36(a)		100	95,140
Series 2006-WF1 Class A3A, 5.83%, 07/25/36(c)		273	137,273
Series 2006-WF1 Class A5, 6.41%, 07/25/36(c)		60	30,132
Series 2006-WF1 Class A6, 6.00%, 07/25/36(c)		55	27,467
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.00%, 01/20/31(a)(b)		280	280,170
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.67%, 03/20/30(a)(b)		250	251,003
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(e)		90	95,174
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 01/22/24(b)		510	504,892
Litigation Fee Residual Funding LLC, Series 2015-14.00%, 10/30/27(d)		94	93,153
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.20%, 05/15/28(a)(b)		250	250,173
Long Beach Mortgage Loan Trust(a):
Series 2006-2 Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.28%, 03/25/46		747	368,974
Series 2006-2 Class 2A4, (LIBOR USD 1 Month + 0.29%), 2.38%, 03/25/46		226	113,046
Series 2006-3 Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.27%, 05/25/46		361	155,433
Series 2006-4 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 05/25/36		387	177,364
Series 2006-4 Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.35%, 05/25/36		430	200,856
Series 2006-9 Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 10/25/36		56	24,485
Series 2006-9 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		344	150,823
Series 2006-9 Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.32%, 10/25/36		127	56,321
Series 2006-10 Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 11/25/36		89	40,464
Series 2006-10 Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.31%, 11/25/36		67	30,621
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.34%, 03/25/32(a)		40	40,884
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.31%, 04/19/30(a)(b)(d)		330	329,867

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, (LIBOR USD 3 Month + 1.12%), 3.48%, 07/20/26(a)(b)	USD	830	$829,892
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.55%, 10/21/30(a)(b)		510	511,261
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.56%, 07/29/30(a)(b)		520	521,290
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.24%, 06/15/28(a)(b)		100	100,000
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.54%, 12/18/30(a)(b)		250	250,248
MASTR Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/36(a)		219	125,926
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.35%, 06/25/46(a)(b)		20	18,874
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1 Class M1, (LIBOR USD 1 Month + 0.26%), 2.35%, 08/25/37		43	8,991
Series 2006-RM3 Class A2B, (LIBOR USD 1 Month + 0.09%), 2.18%, 06/25/37		28	9,072
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1 Class A2MZ, (LIBOR USD 1 Month + 0.60%), 2.69%, 12/25/34		155	151,839
Series 2005-HE5 Class M4, (LIBOR USD 1 Month + 0.87%), 2.96%, 09/25/35		145	64,941
Series 2007-NC1 Class A1, (LIBOR USD 1 Month + 0.13%), 2.22%, 11/25/36		483	303,125
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 11/25/36(a)		34	17,110
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (LIBOR USD 3 Month + 2.18%), 4.54%, 01/20/24(a)(b)		250	249,945
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/20/30(a)(b)		250	250,759
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/28/27(a)(b)		270	269,534
Navient Private Education Loan Trust(b):
Series 2014-AA Class A2B, (LIBOR USD 1 Month + 1.25%), 3.32%, 02/15/29(a)		447	451,750
Series 2014-CTA Class B, (LIBOR USD 1 Month + 1.75%), 3.82%, 10/17/44(a)		200	203,205
Series 2016-AA Class B, 3.50%, 12/16/58(e)		100	97,421
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.53%, 10/18/30(a)(b)		250	250,749
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, (LIBOR USD 3 Month + 1.06%), 3.31%, 04/22/31(a)(b)		380	380,292
Oakwood Mortgage Investors, Inc.(e):
Series 2001-D Class A2, 5.26%, 01/15/19		24	18,740
Series 2001-D Class A4, 6.93%, 09/15/31		14	12,132
Series 2002-B Class M1, 7.62%, 06/15/32		81	67,294
OCP CLO Ltd.(a)(b):
Series 2014-5A Class A1R, (LIBOR USD 3 Month + 1.08%), 3.44%, 04/26/31		100	99,612
Series 2017-13A Class A1A, (LIBOR USD 3 Month + 1.26%), 3.61%, 07/15/30		300	300,716
Series 2017-14A Class B, (LIBOR USD 3 Month + 1.95%), 4.28%, 11/20/30		250	248,199

Security		Par (000)	Value
Asset-Backed Securities (continued)
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A Class A1R, (LIBOR USD 3 Month + 0.90%), 3.23%, 05/21/27	USD	470	$469,870
Series 2015-1A Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.68%, 05/21/27		310	308,161
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.45%, 04/15/26(a)(b)		457	456,953
Octagon Investment Partners XVI Ltd.(a)(b):
Series 2013-1A Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/17/25		241	240,874
Series 2013-1A Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(d)		510	510,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 2.98%, 01/25/31(a)(b)		250	249,863
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.48%, 03/20/25(a)(b)		201	200,471
OHA Loan Funding Ltd.(b):
Series 2013-1A Class B2R, 3.28%, 07/23/25		200	199,247
Series 2013-2A Class AR, (LIBOR USD 3 Month + 1.04%), 3.37%, 05/23/31(a)(d)		225	225,000
OneMain Financial Issuance Trust(b):
Series 2014-2A Class D, 5.31%, 09/18/24		200	201,648
Series 2016-2A Class A, 4.10%, 03/20/28		136	136,719
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (LIBOR USD 1 Month + 0.64%), 2.73%, 07/25/33(a)		190	187,654
Option One Mortgage Loan Trust:
Series 2007-CP1 Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.30%, 03/25/37(a)		90	61,699
Series 2007-FXD1 Class 2A1, 5.87%, 01/25/37(c)		300	282,663
Series 2007-FXD2 Class 1A1, 5.82%, 03/25/37(c)		480	471,812
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.27%, 10/15/37(a)(b)(d)		98	92,847
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(c)		70	64,599
OZLM Funding II Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.44%), 3.80%, 10/30/27(a)(b)		1,043	1,045,479
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.36%, 01/22/29(a)(b)		320	322,109
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/22/30(a)(b)		390	391,542
OZLM IX Ltd., Series 2014-9A, Class CR, (LIBOR USD 3 Month + 3.55%), 5.91%, 01/20/27(a)(b)		250	250,279
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 3.70%, 01/15/29(a)(b)(d)		250	250,000
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.48%, 01/17/31		250	249,983
Series 2018-1A Class A1, (LIBOR USD 3 Month + 1.03%), 3.21%, 04/18/31(d)		250	250,250
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 0.74%), 3.09%, 10/15/25(a)(b)		336	334,668
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A Class A1, (LIBOR USD 3 Month + 1.22%), 3.05%, 11/14/29		280	281,114
Series 2017-1A Class A2, (LIBOR USD 3 Month + 1.70%), 3.53%, 11/14/29		300	300,522

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Progress Residential Trust(b):
Series 2016-SFR1 Class A, (LIBOR USD 1 Month + 1.50%), 3.59%, 09/17/33(a)	USD	198	$197,939
Series 2016-SFR1 Class E, (LIBOR USD 1 Month + 3.85%), 5.94%, 09/17/33(a)		100	101,096
Series 2016-SFR2 Class E, (LIBOR USD 1 Month + 3.55%), 5.64%, 01/17/34(a)		100	101,609
Series 2017-SFR1 Class A, 2.77%, 08/17/34		100	96,421
Series 2018-SFR1 Class E, 4.38%, 03/17/35		100	99,562
Series 2018-SFR1 Class F, 4.78%, 03/17/35		100	99,777
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(c)		88	87,955
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.56%, 10/15/30(a)(b)		500	501,741
Race Point X CLO Ltd., Series 2016-10A, Class A, (LIBOR USD 3 Month + 1.60%), 3.96%, 07/25/28(a)(b)		250	250,031
RAMP Trust(a):
Series 2006-RS6 Class A4, (LIBOR USD 1 Month + 0.27%), 2.36%, 11/25/36		238	199,878
Series 2007-RS1 Class A3, (LIBOR USD 1 Month + 0.17%), 2.26%, 02/25/37		176	96,622
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A Class A, (LIBOR USD 3 Month + 1.37%), 3.72%, 04/15/29		250	250,904
Series 2017-1A Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/15/29		250	250,397
Series 2017-2A Class B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/15/29		250	250,543
Series 2017-2A Class C, (LIBOR USD 3 Month + 2.30%), 4.65%, 10/15/29		250	252,088
Series 2017-3A Class A, (LIBOR USD 3 Month + 1.19%), 3.15%, 10/20/30		250	250,011
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.78%, 04/20/31(a)(b)		250	250,196
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.44%, 01/15/30(a)(b)		1,250	1,249,940
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.28%, 11/25/36(a)(b)		106	65,512
Securitized Asset-Backed Receivables LLC Trust(a):
Series 2006-WM4 Class A2A, (LIBOR USD 1 Month + 0.08%), 2.17%, 11/25/36		50	20,724
Series 2006-WM4 Class A2C, (LIBOR USD 1 Month + 0.16%), 2.25%, 11/25/36		149	62,777
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.30%, 10/25/36(a)		100	70,082
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.60%, 07/20/30(a)(b)		250	250,828
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.67%, 03/15/24(a)		325	323,826
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	97,246
Sound Point CLO XI Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.65%), 4.01%, 07/20/28(a)(b)		250	250,000
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.02%, 10/20/28(a)(b)		250	250,000
Sound Point CLO XIV Ltd., Series 2016-3A, Class A, (LIBOR USD 3 Month + 1.53%), 3.89%, 01/23/29(a)(b)		260	260,847

Security		Par (000)	Value
Asset-Backed Securities (continued)
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.39%), 3.75%, 01/23/29(a)(b)	USD	250	$250,782
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 2.89%, 01/25/35(a)		2	1,937
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(b)		275	274,227
Stanwich Mortgage Loan Co. LLC(b)(c)(d):
Series 2016-NPL2 Class NOTE, 3.72%, 08/16/46		231	229,933
Series 2017-NPB1 Class A1, 3.60%, 05/17/22		438	437,751
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.39%, 01/25/35(a)		129	125,951
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.38%, 10/15/25(a)(b)		251	250,848
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.52%, 11/17/30(a)(b)		250	250,898
Tricon American Homes Trust, Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		100	99,304
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		98	95,245
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, (LIBOR USD 1 Month + 1.25%), 3.34%, 05/25/47(a)(b)		117	117,461
Venture XIX CLO Ltd., Series 2014-19A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.72%, 01/15/27(a)(b)		250	249,887
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.57%, 10/15/29(a)(b)		315	316,227
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.84%, 04/20/26(a)(b)		250	250,090
Voya CLO Ltd.(a)(b):
Series 2013-2A Class A1R, (LIBOR USD 3 Month + 0.97%), 3.31%, 04/25/31(d)		250	249,800
Series 2014-3A Class A1R, (LIBOR USD 3 Month + 0.72%), 3.08%, 07/25/26		250	249,697
Series 2017-4A Class A1, (LIBOR USD 3 Month + 1.13%), 3.48%, 10/15/30		250	250,767
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.22%, 07/25/37(a)(b)		100	94,574
WaMu Asset-Backed Certificates Trust(a):
Series 2007-HE2 Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.34%, 04/25/37		565	306,965
Series 2007-HE2 Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.45%, 04/25/37		35	19,402
Washington Mutual Asset-Backed CertificatesTrust(a):
Series 2006-HE4 Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.27%, 09/25/36		164	81,847
Series 2006-HE5 Class 1A, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		190	163,653
Series 2007-HE2 Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.31%, 02/25/37		214	97,755
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.68%, 04/20/29(a)(b)		250	250,794
WVUE, Series 2015-1A, Class A, 7.50%, 09/25/20(b)(c)		4	3,506
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.49%, 06/25/37(a)(b)		97	42,698

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.51%, 01/22/31(a)(b)	USD	250	$249,844

Total Asset-Backed Securities — 12.5% (Cost: $54,367,701)			54,320,144

Corporate Bonds — 28.3%

Aerospace & Defense — 0.7%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		39	38,518
4.75%, 10/07/44		8	8,234
General Dynamics Corp., 3.75%, 05/15/28		340	343,106
Harris Corp.:
2.70%, 04/27/20		28	27,752
4.40%, 06/15/28		340	342,658
L3 Technologies, Inc.:
3.85%, 06/15/23		200	199,584
3.85%, 12/15/26		215	206,887
Lockheed Martin Corp.:
2.90%, 03/01/25		90	85,632
3.55%, 01/15/26		44	43,242
3.60%, 03/01/35		139	129,292
4.50%, 05/15/36		18	18,681
4.07%, 12/15/42		94	90,439
3.80%, 03/01/45		50	45,921
4.70%, 05/15/46		90	95,681
4.09%, 09/15/52		56	52,714
Northrop Grumman Corp.:
2.55%, 10/15/22		220	211,909
2.93%, 01/15/25		360	341,771
3.25%, 01/15/28		299	280,899
3.85%, 04/15/45		100	90,725
United Technologies Corp.:
4.15%, 05/15/45		98	91,025
4.05%, 05/04/47		240	219,642

			2,964,312
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 01/15/34		185	194,842
3.90%, 02/01/35		94	87,905
4.05%, 02/15/48		120	107,791

			390,538
Airlines — 0.4%
American Airlines Group, Inc., 4.63%, 03/01/20(b)		103	102,485
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27		229	220,591
Delta Air Lines, Inc.:
2.88%, 03/13/20		871	865,263
2.60%, 12/04/20		340	332,625
Gol Finance, Inc., 7.00%, 01/31/25(b)		107	85,889
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		34	32,111
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		14	13,847
Series 2018-1, Class B, 4.60%, 03/01/26		80	80,397

			1,733,208
Auto Components — 0.1%
Aptiv plc:
4.25%, 01/15/26		115	114,624
4.40%, 10/01/46		111	104,284
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		225	224,970

			443,878

Security		Par (000)	Value
Automobiles — 0.5%
BMW US Capital LLC, 3.10%, 04/12/21(b)	USD	335	$332,910
Daimler Finance North America LLC(b):
3.10%, 05/04/20		340	339,309
2.30%, 02/12/21		150	145,704
3.35%, 05/04/21		430	428,330
General Motors Co., 5.40%, 04/01/48		110	104,505
Hyundai Capital America, 2.55%, 04/03/20(b)		786	772,426
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20(b)		200	196,732

			2,319,916
Banks — 7.1%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		275	270,061
Banco Santander SA, 3.85%, 04/12/23		200	195,598
Bank of America Corp.:
Series L, 2.25%, 04/21/20		290	286,021
2.63%, 10/19/20		765	755,590
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		935	916,575
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		1,795	1,754,804
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		550	549,811
3.30%, 01/11/23		202	199,037
3.88%, 08/01/25		460	457,697
3.50%, 04/19/26		166	160,567
Series L, 4.18%, 11/25/27		460	447,993
Bank of Montreal, Series D, 3.10%, 04/13/21		580	577,683
Bank of Nova Scotia (The), 3.13%, 04/20/21		855	850,586
Barclays plc:
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		200	197,527
4.38%, 09/11/24		200	194,396
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		380	376,472
4.95%, 01/10/47		200	187,501
BB&T Corp., 2.45%, 01/15/20		96	95,062
BNP Paribas SA(b):
2.95%, 05/23/22		565	545,409
3.80%, 01/10/24		200	195,503
Citigroup, Inc.:
2.50%, 07/29/19		453	450,968
2.90%, 12/08/21		620	607,367
3.50%, 05/15/23		114	111,482
3.88%, 03/26/25		135	130,932
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		145	140,438
Citizens Bank NA:
2.25%, 03/02/20		544	535,104
2.65%, 05/26/22		555	536,693
Cooperatieve Rabobank UA, 2.25%, 01/14/20		539	532,321
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		500	494,534
Danske Bank A/S, 3.88%, 09/12/23(b)		210	208,370
Fifth Third Bank, 2.25%, 06/14/21		216	210,443
HSBC Holdings plc:
5.10%, 04/05/21		200	209,060
2.65%, 01/05/22		928	898,519
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(a)		200	199,284
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(f)		380	352,450
Huntington National Bank (The), 3.25%, 05/14/21		280	279,342

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Intesa Sanpaolo SpA(b):
6.50%, 02/24/21	USD	200	$207,219
5.02%, 06/26/24		611	554,584
JPMorgan Chase & Co.:
4.63%, 05/10/21		430	444,789
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		670	670,516
2.97%, 01/15/23		1,140	1,110,315
3.90%, 07/15/25		196	195,265
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		220	210,626
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		330	304,786
Lloyds Banking Group plc:
4.45%, 05/08/25		200	201,209
4.65%, 03/24/26		520	511,638
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		455	446,700
3.46%, 03/02/23		935	926,958
Mizuho Financial Group, Inc.:
2.27%, 09/13/21		200	191,942
2.95%, 02/28/22		1,338	1,305,889
NatWest Markets plc, (LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23(a)		200	193,742
Santander UK Group Holdings plc, 2.88%, 08/05/21		635	615,126
Santander UK plc, 5.00%, 11/07/23(b)		350	355,315
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		1,634	1,625,192
1.95%, 09/19/19		555	547,562
SunTrust Banks, Inc., 4.00%, 05/01/25		70	70,334
Svenska Handelsbanken AB, 3.35%, 05/24/21		250	250,365
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20		795	786,621
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		510	488,129
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)		415	368,466
US Bancorp:
2.95%, 07/15/22		190	185,651
3.10%, 04/27/26		70	66,023
Series X, 3.15%, 04/27/27		100	95,589
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		265	264,980
Washington Mutual Bank(d)(g)(h):
1.40%, 11/06/09		300	—
0.00%, 09/19/17(i)		250	—
Washington Mutual, Escrow Bond, 0.00%, 09/29/17(d)(g)(h)		500	—
Wells Fargo & Co.:
2.60%, 07/22/20		77	76,022
2.55%, 12/07/20		95	93,500
2.50%, 03/04/21		475	464,400
2.10%, 07/26/21		180	172,957
2.63%, 07/22/22		830	799,442
Westpac Banking Corp.:
2.60%, 11/23/20		355	349,388
3.65%, 05/15/23		380	380,366

			30,642,806
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		516	508,888
3.30%, 02/01/23		185	183,453
3.65%, 02/01/26		20	19,579
4.70%, 02/01/36		135	136,829

Security		Par (000)	Value
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 04/15/38	USD	425	$412,592
Maple Escrow Subsidiary, Inc.(b):
3.55%, 05/25/21		230	230,203
4.06%, 05/25/23		220	220,536

			1,712,080
Biotechnology — 0.5%
AbbVie, Inc.:
2.50%, 05/14/20		439	433,710
2.90%, 11/06/22		106	102,859
4.50%, 05/14/35		540	525,568
Amgen, Inc.:
2.13%, 05/01/20		107	105,191
4.40%, 05/01/45		222	211,582
Baxalta, Inc.:
4.00%, 06/23/25		310	303,482
5.25%, 06/23/45		120	123,818
Gilead Sciences, Inc.:
2.35%, 02/01/20		20	19,804
2.50%, 09/01/23		117	111,535
4.60%, 09/01/35		27	27,788
4.00%, 09/01/36		130	125,089
4.50%, 02/01/45		105	104,952
4.15%, 03/01/47		48	45,882

			2,241,260
Building Products — 0.1%
CRH America Finance, Inc., 3.40%, 05/09/27(b)		210	197,659
Johnson Controls International plc, 5.13%, 09/14/45		180	186,477
LafargeHolcim Finance US LLC, 4.75%, 09/22/46(b)		240	224,771

			608,907
Capital Markets — 2.1%
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47(b)		238	213,996
CME Group, Inc., 3.75%, 06/15/28		10	10,079
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24(a)(b)		325	325,236
Goldman Sachs & Co. LLC(a)(d):
(LIBOR USD 3 Month + 0.25%), 2.69%, 08/13/18		1,000	1,000,000
(LIBOR USD 3 Month + 0.44%), 2.78%, 02/08/19		2,000	2,000,000
Goldman Sachs Bank USA, 3.20%, 06/05/20		60	60,175
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 0.35%), 0.00%, 11/13/18(a)(d)		1,000	1,000,000
2.63%, 01/31/19		263	262,788
2.00%, 04/25/19		68	67,530
2.60%, 04/23/20		138	136,698
2.75%, 09/15/20		65	64,225
2.63%, 04/25/21		143	139,844
2.35%, 11/15/21		498	478,922
(LIBOR USD 3 Month + 1.17%), 3.49%, 05/15/26(a)		230	227,197
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		140	127,560
Moody’s Corp., 2.75%, 12/15/21		230	224,637
Morgan Stanley:
2.80%, 06/16/20		239	237,071
2.75%, 05/19/22		1,190	1,152,813
3.75%, 02/25/23		193	193,219
3.70%, 10/23/24		36	35,541
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		695	660,561

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets (continued)
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)	USD	80	$75,153
State Street Corp., 2.65%, 05/19/26		103	96,706
UBS AG, 2.35%, 03/26/20		257	254,107

			9,044,058
Chemicals — 0.1%
Dow Chemical Co. (The):
4.38%, 11/15/42		23	21,665
4.63%, 10/01/44		103	101,313
EI du Pont de Nemours & Co., 2.20%, 05/01/20		105	103,497
Monsanto Co., 3.60%, 07/15/42		107	87,706
Sherwin-Williams Co. (The):
4.00%, 12/15/42		20	17,817
4.50%, 06/01/47		75	71,581

			403,579
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,388
Republic Services, Inc., 3.95%, 05/15/28		215	212,091
Waste Management, Inc., 3.90%, 03/01/35		106	103,091

			343,570
Communications Equipment — 0.0%
Juniper Networks, Inc., 3.30%, 06/15/20		63	62,926

Consumer Finance — 1.6%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		462	470,691
4.50%, 05/15/21		295	300,568
American Express Co., 3.38%, 05/17/21		340	340,405
American Express Credit Corp.:
2.25%, 08/15/19		177	175,914
3.30%, 05/03/27		100	96,363
Capital One Financial Corp.:
2.40%, 10/30/20		252	245,797
3.45%, 04/30/21		330	329,239
Discover Financial Services, 4.10%, 02/09/27		104	99,755
Ford Motor Credit Co. LLC:
5.75%, 02/01/21		200	209,857
3.22%, 01/09/22		1,070	1,046,775
General Motors Financial Co., Inc.:
3.10%, 01/15/19		41	41,039
3.70%, 11/24/20		512	514,788
4.20%, 03/01/21		92	93,282
3.55%, 04/09/21		165	164,465
3.20%, 07/06/21		760	750,111
3.15%, 06/30/22		630	612,278
4.00%, 01/15/25		151	146,384
HSBC USA, Inc., 2.35%, 03/05/20		880	869,722
Synchrony Financial:
2.60%, 01/15/19		94	93,819
2.70%, 02/03/20		48	47,494
4.50%, 07/23/25		105	103,122
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 24.62%, 04/11/22(a)(b)		108	57,240

			6,809,108
Containers & Packaging — 0.1%
International Paper Co., 4.35%, 08/15/48		53	47,543
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		237	238,322

			285,865
Diversified Consumer Services — 0.1%
George Washington University (The), Series 2018, 4.13%, 09/15/48		181	183,054

Security		Par (000)	Value
Diversified Consumer Services (continued)
Northwestern University, Series 2017, 3.66%, 12/01/57	USD	86	$83,911
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		95	89,451
University of Southern California, 3.03%, 10/01/39		226	204,945
Wesleyan University, 4.78%, 07/01/2116		79	80,636

			641,997
Diversified Financial Services — 0.5%
ARI Investments LLC, 4.91%, 01/06/25(d)(e)		967	967,239
AXA Equitable Holdings, Inc.(b):
3.90%, 04/20/23		55	54,567
5.00%, 04/20/48		65	59,969
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		495	479,546
ORIX Corp., 2.90%, 07/18/22		155	150,796
Shell International Finance BV:
4.13%, 05/11/35		101	102,450
3.63%, 08/21/42		44	40,167
Synchrony Bank, 3.65%, 05/24/21		485	485,281
Woodside Finance Ltd., 3.65%, 03/05/25(b)		16	15,593

			2,355,608
Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
4.25%, 03/01/27		240	234,892
4.30%, 02/15/30(b)		680	641,856
5.25%, 03/01/37		224	220,316
4.35%, 06/15/45		240	203,313
4.50%, 03/09/48		490	422,424
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		150	141,448
Telefonica Emisiones SAU, 4.67%, 03/06/38		280	261,902
TELUS Corp., 4.60%, 11/16/48		25	24,443
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.88%, 05/22/20(a)		710	715,179
3.45%, 03/15/21		85	85,541
4.33%, 09/21/28(b)		1,419	1,406,372
4.50%, 08/10/33		400	387,353
4.40%, 11/01/34		75	69,947
4.13%, 08/15/46		130	111,522
4.52%, 09/15/48		490	446,738

			5,373,246
Electric Utilities — 1.4%
AEP Texas, Inc., 3.95%, 06/01/28(b)		260	259,182
Alabama Power Co.:
4.15%, 08/15/44		30	29,609
Series A, 4.30%, 07/15/48		155	157,405
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		65	64,988
Baltimore Gas & Electric Co., 3.50%, 08/15/46		77	68,896
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		140	137,419
DTE Electric Co., Series A, 4.05%, 05/15/48		200	198,612
Duke Energy Corp.:
4.80%, 12/15/45		220	230,144
3.75%, 09/01/46		240	211,394
Duke Energy Florida LLC, 3.80%, 07/15/28		100	100,542
Emera U.S. Finance LP:
2.15%, 06/15/19		147	145,466
2.70%, 06/15/21		222	216,075
Enel Finance International NV(b):
2.88%, 05/25/22		420	400,187
3.63%, 05/25/27		230	210,385

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities (continued)
Entergy Corp., 2.95%, 09/01/26	USD	210	$191,603
Exelon Corp.:
2.85%, 06/15/20		161	159,567
2.45%, 04/15/21		38	36,930
4.95%, 06/15/35		48	50,530
4.45%, 04/15/46		335	325,467
Florida Power & Light Co., 4.13%, 06/01/48		150	151,619
Genneia SA, 8.75%, 01/20/22(b)		131	126,370
Kansas City Power & Light Co., 4.20%, 03/15/48		235	230,997
MidAmerican Energy Co., 4.40%, 10/15/44		91	93,803
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		70	69,990
Northern States Power Co., 3.40%, 08/15/42		170	153,781
Ohio Power Co., Series G, 6.60%, 02/15/33		30	38,395
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		120	127,534
Pacific Gas & Electric Co.:
3.30%, 12/01/27		190	170,610
3.95%, 12/01/47		100	85,545
Southern Co. (The), 4.40%, 07/01/46		235	229,423
Stoneway Capital Corp., 10.00%, 03/01/27(b)		150	149,924
Tampa Electric Co., 4.30%, 06/15/48		30	29,696
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		250	249,187
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		210	203,532
Series A, 3.50%, 03/15/27		291	285,715
4.00%, 01/15/43		170	162,435
4.45%, 02/15/44		44	44,700
Series B, 4.20%, 05/15/45		93	91,447
Series C, 4.00%, 11/15/46		110	105,698

			5,994,802
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		118	114,566

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 3.20%, 04/01/24		114	109,981
Corning, Inc., 4.38%, 11/15/57		320	278,971
Tyco Electronics Group SA:
3.45%, 08/01/24		30	29,376
3.13%, 08/15/27		65	60,635

			478,963
Energy Equipment & Services — 0.2%
Halliburton Co.:
3.80%, 11/15/25		590	585,781
5.00%, 11/15/45		39	41,552
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		48	45,289
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)		30	26,914
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		164	163,017

			862,553
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
3.30%, 02/15/21		81	80,912
3.45%, 09/15/21		77	76,681
3.00%, 06/15/23		675	647,244
4.40%, 02/15/26		16	15,886
CC Holdings GS V LLC, 3.85%, 04/15/23		100	99,094
Crown Castle International Corp.:
3.40%, 02/15/21		48	47,944
2.25%, 09/01/21		197	188,846
3.20%, 09/01/24		405	382,226
Simon Property Group LP, 2.50%, 09/01/20		200	197,126

			1,735,959

Security		Par (000)	Value
Food & Staples Retailing — 0.1%
Kroger Co. (The), 2.65%, 10/15/26	USD	270	$239,020
Walgreens Boots Alliance, Inc., 4.65%, 06/01/46		8	7,352
Walmart, Inc.:
3.55%, 06/26/25		160	161,015
4.05%, 06/29/48		75	75,524

			482,911
Food Products — 0.1%
Arcor SAIC, 6.00%, 07/06/23(b)		23	22,988
Campbell Soup Co., 8.88%, 05/01/21		100	112,877
General Mills, Inc., 3.20%, 04/16/21		105	104,455
Tyson Foods, Inc., 3.95%, 08/15/24		185	184,629

			424,949
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories:
2.80%, 09/15/20		75	74,432
3.88%, 09/15/25		25	24,920
3.75%, 11/30/26		615	604,497
Becton Dickinson and Co.:
2.13%, 06/06/19		600	597,070
2.68%, 12/15/19		114	113,145
2.89%, 06/06/22		425	411,074
4.69%, 12/15/44		30	29,079
Edwards Lifesciences Corp., 4.30%, 06/15/28		55	54,911
Medtronic, Inc.:
3.15%, 03/15/22		115	114,079
3.50%, 03/15/25		10	9,895
4.38%, 03/15/35		270	279,234
Stryker Corp., 4.63%, 03/15/46		69	70,297

			2,382,633
Health Care Providers & Services — 1.1%
Aetna, Inc.:
4.50%, 05/15/42		88	86,303
4.13%, 11/15/42		32	29,612
4.75%, 03/15/44		60	59,898
AHS Hospital Corp., 5.02%, 07/01/45		49	55,766
Anthem, Inc.:
2.30%, 07/15/18		457	456,942
3.70%, 08/15/21		161	162,382
4.10%, 03/01/28		45	44,020
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	40,678
Cigna Corp., 3.25%, 04/15/25		281	264,226
CVS Health Corp.:
4.00%, 12/05/23		235	235,978
4.10%, 03/25/25		330	328,251
4.78%, 03/25/38		85	83,604
5.13%, 07/20/45		395	400,246
5.05%, 03/25/48		260	264,601
Dignity Health, 2.64%, 11/01/19		149	148,715
HCA, Inc., 3.75%, 03/15/19		245	245,919
Howard Hughes Medical Institute, 3.50%, 09/01/23		31	31,398
Kaiser Foundation Hospitals:
3.50%, 04/01/22		145	146,292
4.15%, 05/01/47		148	149,872
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		63	62,498
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		40	37,936
Ochsner Clinic Foundation, 5.90%, 05/15/45		35	43,311
Partners Healthcare System, Inc., Series 2011, 3.44%, 07/01/21		20	20,177
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		97	92,957

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45	USD	35	$39,183
SSM Health Care Corp.:
Series 2018, 3.69%, 06/01/23		161	161,866
Series A, 3.82%, 06/01/27		297	295,869
Sutter Health, Series 2018, 3.70%, 08/15/28		118	117,056
Trinity Health Corp., 4.13%, 12/01/45		119	116,480
UnitedHealth Group, Inc.:
2.70%, 07/15/20		46	45,725
3.75%, 07/15/25		220	220,036
4.63%, 07/15/35		16	16,828
4.20%, 01/15/47		123	120,501
3.75%, 10/15/47		110	101,105

			4,726,231
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
4.70%, 12/09/35		160	166,737
4.88%, 12/09/45		27	28,347
4.45%, 03/01/47		120	118,420

			313,504
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		164	163,396
5.38%, 04/01/36		85	84,600

			247,996
Industrial Conglomerates — 0.1%
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		18	14,607
General Electric Co., 4.50%, 03/11/44		216	211,769
Honeywell International, Inc., 3.81%, 11/21/47		55	53,849
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	16,281

			296,506
Insurance — 0.2%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		15	19,893
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.81%, 02/12/23(a)(b)		111	113,046
Aon plc, 4.75%, 05/15/45		50	49,373
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26		18	17,824
4.35%, 01/30/47		28	27,852
MetLife, Inc., 4.60%, 05/13/46		65	65,868
Principal Financial Group, Inc., 4.30%, 11/15/46		40	38,030
Prudential Financial, Inc., 3.88%, 03/27/28		240	237,213
Travelers Cos., Inc. (The), 4.60%, 08/01/43		120	125,942
Willis North America, Inc., 3.60%, 05/15/24		206	199,078

			894,119
IT Services — 0.2%
DXC Technology Co., 2.88%, 03/27/20		124	123,112
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		7	7,044
4.50%, 08/15/46		38	35,294
4.75%, 05/15/48		150	144,905
Total System Services, Inc.:
3.80%, 04/01/21		60	60,410
3.75%, 06/01/23		200	198,204
4.80%, 04/01/26		235	240,906
Visa, Inc.:
3.15%, 12/14/25		70	67,717
4.15%, 12/14/35		198	205,163

			1,082,755

Security		Par (000)	Value
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 3.65%, 12/15/25	USD	398	$388,569

Media — 1.1%
CBS Corp., 2.30%, 08/15/19		96	95,115
Charter Communications Operating LLC:
3.58%, 07/23/20		475	474,397
4.46%, 07/23/22		405	409,976
4.50%, 02/01/24		255	254,749
4.91%, 07/23/25		329	332,252
6.38%, 10/23/35		199	207,956
5.38%, 05/01/47		198	179,803
5.75%, 04/01/48		132	127,792
Comcast Corp.:
4.25%, 01/15/33		35	34,179
4.40%, 08/15/35		196	190,707
3.20%, 07/15/36		370	307,821
3.40%, 07/15/46		65	52,710
Cox Communications, Inc., 3.15%, 08/15/24(b)		335	317,368
CSC Holdings LLC, 7.63%, 07/15/18		225	225,112
Discovery Communications LLC:
3.80%, 03/13/24		151	148,612
3.95%, 06/15/25(b)		140	136,477
5.20%, 09/20/47		75	72,746
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		62	62,496
NBCUniversal Media LLC, 4.45%, 01/15/43		76	71,845
Time Warner Cable LLC:
5.00%, 02/01/20		58	59,211
4.13%, 02/15/21		160	160,814
4.00%, 09/01/21		22	22,000
5.50%, 09/01/41		63	58,613
4.50%, 09/15/42		9	7,395
Viacom, Inc.:
2.75%, 12/15/19		9	8,918
4.50%, 03/01/21		69	70,200
5.85%, 09/01/43		90	89,959
Warner Media LLC:
2.10%, 06/01/19		260	258,186
3.60%, 07/15/25		50	47,541
4.65%, 06/01/44		55	48,816
4.85%, 07/15/45		246	224,087

			4,757,853
Metals & Mining — 0.2%
Anglo American Capital plc, 3.63%, 09/11/24(b)		270	255,639
Barrick Gold Corp., 5.25%, 04/01/42		80	83,668
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		90	100,981
Largo Resources Ltd., 9.25%, 06/01/21(b)		12	12,000
Newmont Mining Corp., 3.50%, 03/15/22		250	248,596
Nucor Corp., 5.20%, 08/01/43		40	44,203
Steel Dynamics, Inc., 5.13%, 10/01/21		110	110,962

			856,049
Multi-Utilities — 0.2%
Ameren Illinois Co., 3.80%, 05/15/28		120	121,171
Consumers Energy Co., 4.05%, 05/15/48		45	44,919
Dominion Energy, Inc., 2.58%, 07/01/20		245	241,407
NiSource, Inc., 3.49%, 05/15/27		210	200,804
WEC Energy Group, Inc., 3.38%, 06/15/21		45	45,128

			653,429
Oil, Gas & Consumable Fuels — 2.5%
Anadarko Petroleum Corp.:
3.45%, 07/15/24		280	269,050
6.20%, 03/15/40		190	214,065

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Andeavor, 4.75%, 12/15/23	USD	90	$93,395
Andeavor Logistics LP:
5.50%, 10/15/19		245	251,125
3.50%, 12/01/22		180	175,874
5.20%, 12/01/47		170	163,972
Apache Corp.:
2.63%, 01/15/23		181	171,788
4.25%, 01/15/44		390	344,799
BP Capital Markets plc:
2.32%, 02/13/20		1,125	1,114,204
3.22%, 04/14/24		120	117,743
Buckeye Partners LP, 4.88%, 02/01/21		360	366,302
Cenovus Energy, Inc., 4.25%, 04/15/27		260	250,430
Cimarex Energy Co.:
4.38%, 06/01/24		160	161,320
3.90%, 05/15/27		200	192,042
Concho Resources, Inc., 3.75%, 10/01/27		330	317,442
Continental Resources, Inc., 4.50%, 04/15/23		613	622,062
Devon Energy Corp., 4.00%, 07/15/21		100	101,263
Enbridge, Inc.:
2.90%, 07/15/22		205	199,113
3.70%, 07/15/27		165	156,356
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		170	154,912
Energy Transfer Partners LP, 6.50%, 02/01/42		340	350,302
Enterprise Products Operating LLC:
5.10%, 02/15/45		38	39,121
4.90%, 05/15/46		177	177,347
EOG Resources, Inc.:
2.45%, 04/01/20		343	339,127
4.15%, 01/15/26		85	86,937
Exxon Mobil Corp., 1.82%, 03/15/19		529	526,336
Hess Corp., 5.80%, 04/01/47		225	232,502
Kinder Morgan Energy Partners LP, 4.30%, 05/01/24		128	127,860
Kinder Morgan, Inc., 5.05%, 02/15/46		520	482,551
Marathon Petroleum Corp., 5.85%, 12/15/45		65	68,813
MPLX LP:
4.13%, 03/01/27		210	200,320
5.20%, 03/01/47		68	67,566
Pioneer Natural Resources Co., 4.45%, 01/15/26		20	20,566
Plains All American Pipeline LP, 3.65%, 06/01/22		30	29,407
Resolute Energy Corp., 8.50%, 05/01/20		245	244,388
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		360	383,996
5.88%, 06/30/26		130	139,424
Spectra Energy Partners LP, 4.50%, 03/15/45		230	213,068
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		275	252,860
Tecpetrol SA, 4.88%, 12/12/22(b)		65	59,943
TransCanada PipeLines Ltd.:
2.50%, 08/01/22		389	373,724
4.88%, 05/15/48		110	111,072
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26		90	109,074
Valero Energy Corp., 3.65%, 03/15/25		305	297,900
Williams Partners LP:
4.00%, 09/15/25		310	302,987
5.40%, 03/04/44		170	175,171

			10,849,619
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		97	118,150

Security		Par (000)	Value
Pharmaceuticals — 0.6%
Allergan Finance LLC, 3.25%, 10/01/22	USD	235	$228,314
Allergan Funding SCS:
3.00%, 03/12/20		789	785,261
3.80%, 03/15/25		500	485,523
GlaxoSmithKline Capital plc, 2.85%, 05/08/22		220	216,277
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		100	100,788
Merck & Co., Inc., 3.60%, 09/15/42		25	23,350
Pfizer, Inc., 4.00%, 12/15/36		190	190,085
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19		740	728,372

			2,757,970
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		20	19,502
4.70%, 09/01/45		35	36,927
4.13%, 06/15/47		120	117,369
CSX Corp., 4.25%, 11/01/66		59	51,010
Norfolk Southern Corp., 4.05%, 08/15/52		112	102,142
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		273	254,572
Ryder System, Inc., 3.75%, 06/09/23		15	14,988
Union Pacific Corp.:
3.38%, 02/01/35		27	24,143
3.60%, 09/15/37		230	210,992
3.88%, 02/01/55		134	117,222

			948,867
Semiconductors & Semiconductor Equipment — 0.9%
Analog Devices, Inc.:
2.50%, 12/05/21		215	208,315
3.90%, 12/15/25		20	19,813
3.50%, 12/05/26		330	314,738
5.30%, 12/15/45		10	10,652
Applied Materials, Inc., 4.35%, 04/01/47		69	68,977
Broadcom Corp.:
2.38%, 01/15/20		1,073	1,059,019
3.00%, 01/15/22		1,165	1,133,150
3.63%, 01/15/24		70	67,760
Lam Research Corp.:
2.75%, 03/15/20		121	120,293
2.80%, 06/15/21		116	114,021
QUALCOMM, Inc.:
2.60%, 01/30/23		290	277,308
4.80%, 05/20/45		78	78,004
4.30%, 05/20/47		140	130,245
Texas Instruments, Inc., 4.15%, 05/15/48		70	71,042
Xilinx, Inc., 2.95%, 06/01/24		125	118,896

			3,792,233
Software — 0.8%
Autodesk, Inc., 3.50%, 06/15/27		425	397,690
Microsoft Corp.:
3.50%, 02/12/35		231	223,838
3.45%, 08/08/36		455	435,605
4.25%, 02/06/47		495	525,076
Oracle Corp.:
2.65%, 07/15/26		135	124,501
3.25%, 05/15/30		151	141,448
3.90%, 05/15/35		181	175,485
4.00%, 07/15/46		183	172,675
VMware, Inc., 2.30%, 08/21/20		1,115	1,091,610

			3,287,928
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.88%, 12/16/36		65	78,886

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Specialty Retail (continued)
Lowe’s Cos., Inc., 4.38%, 09/15/45	USD	150	$149,449

			228,335
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.:
3.00%, 02/09/24		276	270,323
2.85%, 05/11/24		550	532,490
3.45%, 02/09/45		39	34,855
4.65%, 02/23/46		489	526,800
Dell International LLC, 8.35%, 07/15/46(b)		37	44,560
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		185	185,269
HP, Inc., 3.75%, 12/01/20		16	16,126
Xerox Corp., 3.63%, 03/15/23		69	66,205

			1,676,628
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		330	318,733

Tobacco — 0.2%
BAT Capital Corp., 2.30%, 08/14/20(b)		310	302,940
Reynolds American, Inc.:
3.25%, 06/12/20		25	24,974
4.45%, 06/12/25		590	593,778

			921,692
Trading Companies & Distributors — 0.1%
Air Lease Corp., 2.63%, 07/01/22		175	167,690
Aviation Capital Group LLC, 2.88%, 09/17/18(b)		160	160,030
GATX Corp.:
2.60%, 03/30/20		59	58,282
3.85%, 03/30/27		86	82,413

			468,415
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., 5.00%, 03/15/44		22	22,849
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		456	450,685
4.74%, 03/20/25		1,085	1,076,645
Vodafone Group plc:
3.75%, 01/16/24		340	337,094
4.13%, 05/30/25		145	144,449
5.25%, 05/30/48		345	344,045

			2,375,767

Total Corporate Bonds — 28.3% (Cost: $125,753,702)			122,815,546

Floating Rate Loan Interests — 1.5%(j)

Aerospace & Defense — 0.0%
TransDigm, Inc., Term Loan G, (LIBOR USD 1 Month + 2.50%), 4.59%, 08/22/24		215	212,921

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 02/24/25		193	190,766

Building Products — 0.0%
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24		109	108,069

Chemicals — 0.0%
Gates Global LLC, Term Loan B, 04/01/24(k)		192	191,727

Construction & Engineering — 0.1%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/01/25		255	254,204

Security		Par (000)	Value
Construction Materials — 0.1%
Summit Materials LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 11/21/24	USD	300	$298,478

Containers & Packaging — 0.1%
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 02/05/23		301	300,472

Diversified Financial Services — 0.1%
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/20/24		302	299,623

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/22/24		303	301,964

Electric Utilities — 0.1%
Vistra Operations Co. LLC, Term Loan B2, 12/14/23(k)		128	127,294
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.06% - 4.07%, 12/31/25		150	148,917

			276,211
Hotels, Restaurants & Leisure — 0.1%
MGM Growth Properties, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.09%, 03/21/25		258	256,673
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.84% - 4.91%, 08/14/24		192	190,598

			447,271
IT Services — 0.1%
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 04/26/24		303	300,827

Machinery — 0.1%
Robertshaw Holdings Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.63%, 02/14/25		258	256,933

Media — 0.1%
Stars Group Holdings B.V., Term Loan, (LIBOR USD 3 Month + 3.50%), 06/27/25(k)		537	537,574

Oil, Gas & Consumable Fuels — 0.0%
Midcoast Operating LP, Term Loan, 06/30/25(d)(k)		130	129,350

Specialty Finance — 0.3%
LSTAR Securities Investments Ltd., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.98% - 4.10%, 04/01/21(d)		1,422	1,416,859

Thrifts and Mortgage Finance — 0.1%
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 3 Month + 3.14%), 0.00%, 04/24/21		520	519,720

Trading Companies & Distributors — 0.1%
ABC Supply Co., Inc., Term Loan B, 4.09%, 10/31/23		62	61,446
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.28% - 6.00%, 01/02/25		171	169,365
Foundation Building Materials, Inc., 1st Lien Term Loan B, 05/09/25(k)		135	134,579
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		100	98,417

			463,807

Total Floating Rate Loan Interests — 1.5% (Cost: $6,545,019)			6,506,776

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Agency Obligations — 0.2%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18(b)	USD	69	$70,035
8.50%, 03/23/21(b)		78	79,287
8.75%, 04/04/24(b)		72	71,136
8.75%, 04/04/24		68	67,184

			287,642
Mexico — 0.1%
Petroleos Mexicanos:
6.50%, 03/13/27		264	270,711
5.35%, 02/12/28(b)		287	271,731
6.75%, 09/21/47		62	58,460

			600,902

Total Foreign Agency Obligations — 0.2% (Cost: $921,090)			888,544

Foreign Government Obligations — 3.8%

Argentina — 0.3%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	1,374	44,062
Republic of Argentina:
6.25%, 04/22/19	USD	150	150,601
8.00%, 10/08/20		156	161,293
6.88%, 04/22/21		229	225,565
5.63%, 01/26/22		444	414,918
8.75%, 05/07/24		266	275,523
5.88%, 01/11/28		254	206,375

			1,478,337
Brazil — 0.1%
Federative Republic of Brazil, 4.63%, 01/13/28		400	361,000

Colombia — 0.3%
Republic of Colombia:
4.38%, 07/12/21		200	204,100
3.88%, 04/25/27		1,250	1,208,750

			1,412,850
Dominican Republic — 0.1%
Dominican Republic, 5.95%, 01/25/27		234	231,075

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20		145	146,782
5.58%, 02/21/23(b)		400	379,000

			525,782
France — 0.3%
Republic of France, 0.00%, 02/25/20	EUR	1,130	1,332,084

Germany — 0.3%
Federal Republic of Germany, 0.00%, 12/13/19		1,130	1,332,851

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	280	297,437

Indonesia — 0.2%
Republic of Indonesia:
8.38%, 09/15/26	IDR	4,076,000	289,416
7.00%, 05/15/27		4,713,000	308,664
4.10%, 04/24/28	USD	270	260,899

			858,979
Japan — 0.3%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	151,350	1,372,369

Security		Par (000)	Value
Lebanon — 0.1%
Republic of Lebanon:
6.10%, 10/04/22	USD	111	$95,196
6.25%, 11/04/24		164	132,742
6.85%, 03/23/27		30	23,675

			251,613
Mexico — 0.8%
United Mexican States:
4.15%, 03/28/27		2,661	2,619,755
3.75%, 01/11/28		736	695,888

			3,315,643
Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		530	523,375

Peru — 0.1%
Republic of Peru, 7.35%, 07/21/25		217	264,740

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		610	563,217

Russia — 0.1%
Russian Federation, 4.25%, 06/23/27		400	385,468

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 4.50%, 04/17/30(b)		200	199,767

South Africa — 0.2%
Republic of South Africa:
5.50%, 03/09/20		444	455,219
5.88%, 05/30/22		100	104,625
6.25%, 03/31/36	ZAR	3,312	174,501
8.50%, 01/31/37		2,867	189,398
6.50%, 02/28/41		2,224	115,643

			1,039,386
Turkey — 0.0%
Republic of Turkey, 5.13%, 02/17/28	USD	200	176,056

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		348	352,190

Total Foreign Government Obligations — 3.8% (Cost: $17,013,090)			16,274,219

Municipal Bonds — 5.4%
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/35		40	46,512
Series 2017, GO, 5.00%, 08/15/36		50	57,966
Series 2017, GO, 5.00%, 08/15/37		60	69,508
Series 2017, GO, 5.00%, 08/15/38		50	57,880
American Municipal Power, Inc. (Combined Hyroelectric Project);
Series 2009C, RB, 6.05%, 02/15/43		90	113,595
Series 2009B, RB, 6.45%, 02/15/44		30	39,252
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.36%, 01/01/37(l)		35	33,083
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		40	46,129
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		90	124,026
Series 2010S-1, RB, 7.04%, 04/01/50		300	438,726
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		60	66,402
Series 2017, RB, 5.00%, 11/01/50		60	66,152
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		180	180,769

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47	USD	30	$34,582
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33		40	46,506
Series 2017A, RB, 5.00%, 08/15/47		60	66,773
California Infrastructure & Economic Development Bank;
Series 2017, RB, 5.00%, 05/15/47		20	23,153
Series 2017, RB, 5.00%, 05/15/52		20	23,135
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		35	51,865
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		60	67,127
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		30	32,731
Series 2016, RB, 5.00%, 01/01/46		30	32,799
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		30	33,558
Series 2016, RB, 5.00%, 07/01/51		25	27,413
City & County of Denver, Series 2016A, RB, 5.00%, 08/01/44		100	113,483
City & County of Denver Airport System;
Series 2017A, RB, 5.00%, 11/15/28		40	46,206
Series 2017A, RB, 5.00%, 11/15/29		40	46,066
Series 2017A, RB, 5.00%, 11/15/30		30	34,470
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		30	33,757
Series 2018A, RB, 5.00%, 11/01/41		90	104,309
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		120	136,915
Series 2016, RB, 5.00%, 08/01/46		130	147,826
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		60	66,853
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		60	69,385
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		30	34,787
City of Columbia;
Series 2018, RB, 5.00%, 02/01/42		40	46,761
Series 2018, RB, 5.00%, 02/01/48		50	58,179
City of Los Angeles Department of Airports, Series 2018A, RB, 5.00%, 05/15/44		30	34,318
City of New York;
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/40		90	104,365
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/45		120	138,498
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	73,086
City of San Antonio, Series 2015B, RB, 5.00%, 05/15/39		150	168,486
Clark County School District;
Series 2018A, GO, 5.00%, 06/15/30		60	69,863
Series 2018A, GO, 5.00%, 06/15/31		70	81,311
Series 2018A, GO, 5.00%, 06/15/33		70	80,793
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		25	26,359
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		80	78,314
Series 2016A, RB, 4.14%, 06/01/38		60	60,508

Security		Par (000)	Value
Municipal Bonds (continued)
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/42	USD	70	$80,699
Series 2018A, GO, 5.00%, 01/01/45		80	92,206
Series 2017F, GO, 5.00%, 11/01/45		60	69,013
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(h)		410	166,050
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		60	65,153
Series 2015L, RB, 5.00%, 07/01/45		90	98,721
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	12,678
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		60	69,728
County of Clark;
Series 2018A, GO, 5.00%, 06/01/43		110	127,307
Series 2018A, GO, 5.00%, 05/01/48		210	242,075
County of Franklin;
Series 2018, RB, 5.00%, 06/01/43		50	58,611
Series 2018, RB, 5.00%, 06/01/48		100	116,755
County of King;
Series 2017, RB, 5.00%, 07/01/42		40	46,163
Series 2015A, RB, 5.00%, 07/01/47		60	66,734
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		80	76,246
Series 2017D, RB, 3.35%, 10/01/29		20	19,325
Series 2017D, RB, 3.45%, 10/01/30		35	33,959
Series 2017D, RB, 3.50%, 10/01/31		30	29,128
Series 2016A, GO, 5.00%, 07/01/35		20	22,824
Series 2015A, RB, 5.00%, 10/01/38		10	10,972
Series 2017B, RB, 5.00%, 10/01/40		60	67,811
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		60	67,792
Series 2016A, RB, 5.00%, 12/01/46		90	101,370
District of Columbia, Series 2017D, GO, 5.00%, 06/01/42		75	86,335
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		50	58,026
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		100	110,381
Florida State Board of Administration Finance Corp., Series 2016A, RB, 2.64%, 07/01/21		150	148,599
Golden State Tobacco Securitization Corp., Series 2007A-1, RB, 5.13%, 06/01/47		140	140,001
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,705
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		20	23,224
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		25	28,536
Series 2016A, RB, 3.65%, 01/15/46		40	38,639
Series 2016B, RB, 3.09%, 09/15/51		160	136,710
Series 2017A, RB, 3.65%, 08/15/57		155	146,478
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		95	97,687
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		30	32,131
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		30	32,906

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42	USD	190	$265,504
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		90	104,869
Los Angeles Department of Water & Power System, Series 2010A, RB, 6.60%, 07/01/50		30	43,426
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		150	198,390
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		50	56,370
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		30	34,546
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		30	34,495
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		40	45,926
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		40	45,892
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		30	34,393
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43		30	33,313
Series 2017, RB, 5.00%, 09/01/45		30	33,977
Series 2016Q, RB, 5.00%, 07/01/47		50	55,448
Series 2018J-2, RB, 5.00%, 07/01/48		150	165,772
Series 2018J-2, RB, 5.00%, 07/01/53		60	65,888
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		30	31,196
Series 2014B, RB, 4.60%, 12/01/44		40	41,630
Series 2015A, RB, 4.50%, 12/01/48		40	41,625
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		50	55,930
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		85	100,637
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		30	34,437
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		60	68,401
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41		60	67,642
Series 2015A, RB, 5.00%, 07/01/42		60	67,601
Series 2015B, RB, 5.00%, 07/01/45		50	57,023
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46		60	66,405
Metropolitan St. Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42		80	92,661
Series 2017A, RB, 5.00%, 05/01/47		80	92,392
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		55	73,320
Series 2010C-1, RB, 6.69%, 11/15/40		30	39,935
Series 2017A, RB, 5.00%, 11/15/42		60	68,677
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		80	91,047
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement Project);
Series 2016A, RB, 5.00%, 10/01/32		90	102,703
Series 2018A, RB, 5.00%, 10/01/43(m)		90	103,288
Series 2009D, RB, 7.46%, 10/01/46		30	44,075

Security		Par (000)	Value
Municipal Bonds (continued)
Miami-Dade County Educational Facilities Authority (University of Miami Issue);
Series 2018A, RB, 5.00%, 04/01/48	USD	60	$67,585
Series 2015B, RB, 5.07%, 04/01/50		30	33,668
Series 2018A, RB, 5.00%, 04/01/53		120	134,327
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		30	33,215
Series 2017A-MI, RB, 5.00%, 12/01/47		190	205,504
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33(m)		30	30,069
Series 2018A, RB, 4.00%, 10/01/43		30	30,137
Series 2018A, RB, 4.05%, 10/01/48		20	20,091
Series 2018A, RB, 4.15%, 10/01/53		80	80,362
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		60	64,399
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		40	50,576
New Jersey Transportation Trust Fund Authority;
Series 2010C, RB, 6.10%, 12/15/28		135	141,854
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		30	32,816
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		60	87,260
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		50	54,444
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		40	40,188
Series 2018C-1-B, RB, 3.85%, 11/01/43		110	110,439
Series 2018C-1-A, RB, 3.95%, 11/01/48		40	40,213
Series 2018C-1-A, RB, 4.00%, 11/01/53		120	120,636
New York City Municipal Water Finance Authority;
Series 2018FF, RB, 5.00%, 06/15/39		120	139,950
Series 2018FF, RB, 5.00%, 06/15/40		90	104,879
Series 2010AA, RB, 5.75%, 06/15/41		35	44,150
Series 2010EE, RB, 6.01%, 06/15/42		25	32,486
Series 2011EE, RB, 5.38%, 06/15/43		200	216,910
Series 2011EE, RB, 5.50%, 06/15/43		240	261,127
Series 2011CC, RB, 5.88%, 06/15/44		40	52,057
Series 2017DD, RB, 5.00%, 06/15/47		70	79,541
New York City Transitional Finance Authority, Series 2018, Sub-series C-4, RB, 3.55%, 05/01/25		170	170,774
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		30	33,738
New York City Transitional Finance Authority Future Tax Secured;
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	153,621
Series 2017B, RB, 5.00%, 08/01/31		20	23,161
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		40	45,415
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		40	45,543
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		30	33,790
Series 2016A, RB, 5.00%, 11/15/46		90	101,947
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		40	49,653
New York State Dormitory Authority;
Series 2016A, RB, 5.00%, 02/15/31		30	34,879
Series 2015B, RB, 5.00%, 03/15/32		40	45,925

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Series 2017B, RB, 5.00%, 02/15/36	USD	60	$69,249
Series 2017B, RB, 5.00%, 02/15/37		30	34,599
Series 2017B, RB, 5.00%, 02/15/38		30	34,573
Series 2018B, RB, 5.00%, 10/01/38		90	106,696
Series 2017B, RB, 5.00%, 02/15/39		30	34,470
Series 2018A, RB, 5.00%, 03/15/39		90	104,637
Series 2017B, RB, 5.00%, 02/15/40		30	34,444
Series 2010H, RB, 5.39%, 03/15/40		60	71,573
Series 2017B, RB, 5.00%, 02/15/41		60	68,735
Series 2018A, RB, 5.00%, 03/15/41		60	69,649
Series 2017B, RB, 5.00%, 02/15/42		80	91,578
Series 2018A, RB, 5.00%, 03/15/42		60	69,593
Series 2017B, RB, 5.00%, 02/15/43		40	45,755
Series 2017A, RB, 5.00%, 03/15/43		60	68,731
Series 2018A, RB, 5.00%, 03/15/43		60	69,539
Series 2018A, RB, 5.00%, 10/01/48		40	53,132
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		190	186,375
Series 2017B, RB, 3.12%, 03/15/25		100	98,510
Series 2017D, RB, 3.32%, 03/15/29		140	133,885
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		30	32,347
Series 2016A, RB, 5.25%, 01/01/50		340	370,005
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		60	65,189
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		70	81,092
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	101,547
Oregon School Boards Association;
Series 2002B, GO, 5.48%, 06/30/22		170	184,659
Series 2002B, GO, 5.49%, 06/30/23		245	270,286
Series 2005A, GO, 4.76%, 06/30/28		160	172,328
Pennsylvania State University;
Series 2018, RB, 5.00%, 09/01/43		40	46,618
Series 2018, RB, 5.00%, 09/01/48		50	57,988
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		170	200,923
Series 180-1, RB, 5.00%, 11/15/47		30	33,796
Series 174, RB, 4.46%, 10/01/62		115	122,138
Series 192, RB, 4.81%, 10/15/65		60	67,525
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		40	44,983
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		40	43,808
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.07%, 12/01/35(l)		60	58,060
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		105	117,924
Series 2017B, RB, 5.00%, 07/01/47		50	57,154
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		220	248,299
San Antonio Electric & Gas;
Series 2010A, RB, 5.81%, 02/01/41		90	112,395
Series 2013, RB, 5.00%, 02/01/48(m)		45	48,983
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		50	57,450
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	58,062

Security		Par (000)	Value
Municipal Bonds (continued)
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41	USD	80	$93,770
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/41		30	33,623
Series 2016B, RB, 5.00%, 05/01/46		110	122,883
Series 2017A, RB, 5.00%, 05/01/47		70	79,046
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		250	245,925
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		292	272,071
Series 2012E, RB, 3.72%, 12/01/23		80	79,214
Series 2014A, RB, 5.00%, 12/01/49		60	63,615
Series 2010C, RB, 6.45%, 01/01/50		136	182,943
Series 2015A, RB, 5.00%, 12/01/50		60	64,112
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(m)		130	130,367
State of California;
Series 2017, GO, 2.25%, 10/01/23		255	243,660
Series 2009, GO, 7.50%, 04/01/34		60	84,269
Series 2018, GO, 4.60%, 04/01/38		420	439,942
Series 2009, GO, 7.55%, 04/01/39		85	125,344
Series 2009, GO, 7.30%, 10/01/39		85	120,428
Series 2009, GO, 7.35%, 11/01/39		40	56,939
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26		155	150,829
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		50	51,619
Series 2017D, GO, 5.00%, 11/01/22		60	63,434
Series 2017D, GO, 5.00%, 11/01/24		150	159,598
Series 2017A, GO, 5.00%, 12/01/24		30	31,925
Series 2017D, GO, 5.00%, 11/01/25		400	425,692
Series 2003, GO, 5.10%, 06/01/33		220	208,199
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/30		40	45,915
Series 2017A, GO, 5.00%, 03/15/32		90	101,728
Series 2017A, GO, 5.00%, 05/01/34		40	45,513
Series 2017A, GO, 5.00%, 05/01/35		40	45,433
Series 2017A, GO, 5.00%, 05/01/36		90	102,105
Series 2017A, GO, 5.00%, 05/01/37		70	79,322
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		40	45,520
Series 2016, GO, 5.00%, 04/01/43		70	79,504
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/30		150	171,000
Series R-2017A, GO, 5.00%, 08/01/30		30	34,906
Series 2016A-1, GO, 5.00%, 08/01/40		100	112,802
Series 2018B, GO, 5.00%, 08/01/40		40	46,109
Series 2017D, GO, 5.00%, 02/01/41		60	68,673
Series 2018B, GO, 5.00%, 08/01/41		40	46,075
Series 2018B, GO, 5.00%, 08/01/42		40	46,041
State of West Virginia;
Series 2018B, GO, 5.00%, 06/01/40		80	93,329
Series 2018B, GO, 5.00%, 12/01/40		80	93,329
Series 2018B, GO, 5.00%, 12/01/41		80	93,254
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27		115	112,422
Series 2017B, GO, 5.00%, 05/01/32		40	45,834
Series 2017B, GO, 5.00%, 05/01/33		30	34,275
Series 2017-3, GO, 5.00%, 11/01/33		50	58,336
Series 2017B, GO, 5.00%, 05/01/34		40	45,540
Series 2017B, GO, 5.00%, 05/01/36		50	56,659
Series 2017B, GO, 5.00%, 05/01/38		50	56,427

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47	USD	100	$105,200
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		175	168,695
Series 2017B, RB, 2.84%, 05/15/27		75	72,059
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		30	34,920
Texas Transportation Commission, Series 2016A, RB, 5.00%, 10/01/19		110	114,671
Texas Water Development Board;
Series 2018A, RB, 5.00%, 10/15/43		90	104,332
Series 2017A, RB, 5.00%, 10/15/47		30	34,514
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		125	124,561
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		60	64,926
University of California;
Series 2017, RB, 3.06%, 07/01/25		100	97,315
Series 2013AJ, RB, 4.60%, 05/15/31		65	70,120
Series 2010H, RB, 6.40%, 05/15/31		70	84,542
Series 2016L, RB, 5.00%, 05/15/47		100	113,095
Series 2009F, RB, 6.58%, 05/15/49		75	100,540
Series 2012AD, RB, 4.86%, 05/15/2112		20	21,204
University of Delaware, Series 2018, RB, 4.22%, 11/01/58		75	77,330
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		30	34,255
Series 2017A, RB, 5.00%, 02/15/34		30	34,123
Series 2017A, RB, 5.00%, 02/15/35		70	79,416
Series 2017A, RB, 5.00%, 02/15/36		90	101,845
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		40	45,520
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		80	92,606
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/56		80	87,190
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		50	58,429
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		25	25,759
Series 2016A, RB, 5.00%, 06/01/20		30	31,673
Series 2016A, RB, 5.00%, 06/01/21		30	32,338
Series 2016A, RB, 5.00%, 06/01/22		30	33,001
Series 2016A, RB, 5.00%, 06/01/23		25	27,957
Series 2016A, RB, 5.00%, 06/01/24		25	28,311
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		30	32,308

Total Municipal Bonds — 5.4% (Cost: $23,689,111)			23,598,916

Non-Agency Mortgage-Backed Securities — 6.5%

Collateralized Mortgage Obligations — 2.6%
Ajax Mortgage Loan Trust:
Series 2016-A, Class A, 4.25%, 08/25/64(b)(c)		107	107,648
Series 2018-B, Class A, 3.75%, 02/26/57		440	440,000
Series 2018-B, Class B, 0.00%, 02/26/57		140	61,093
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.44%, 06/25/35(e)		174	157,815
Series 2005-72, Class A3, 2.39%, 01/25/36(e)		90	78,649
Series 2005-76, Class 2A1, 2.56%, 02/25/36(e)		29	26,739
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		72	54,770

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-15CB, Class A1, 6.50%, 06/25/36	USD	12	$9,404
Series 2006-OA14, Class 1A1, 3.29%, 11/25/46(e)		110	94,705
Series 2006-OA16, Class A4C, 2.43%, 10/25/46(e)		161	95,513
Series 2006-OA6, Class 1A2, 2.30%, 07/25/46(e)		49	48,545
Series 2006-OA8, Class 1A1, 2.28%, 07/25/46(e)		17	15,996
Series 2006-OC10, Class 2A3, 2.32%, 11/25/36(e)		59	46,733
Series 2006-OC7, Class 2A3, 2.34%, 07/25/46(e)		89	70,925
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		16	11,866
Series 2007-OA2, Class 1A1, 2.40%, 03/25/47(e)		349	286,824
Series 2007-OA3, Class 1A1, 2.23%, 04/25/47(e)		27	26,071
American Home Mortgage Assets Trust(e):
Series 2006-3, Class 2A11, 2.50%, 10/25/46		75	68,165
Series 2006-4, Class 1A12, 2.30%, 10/25/46		91	66,387
Series 2006-5, Class A1, 2.48%, 11/25/46		138	75,621
Series 2007-1, Class A1, 2.26%, 02/25/47		73	47,228
APS Resecuritization Trust(b)(e):
Series 2016-1, Class 1MZ, 5.39%, 07/31/57		231	68,253
Series 2016-3, Class 3A, 4.94%, 09/27/46(d)		251	252,153
Series 2016-3, Class 4A, 4.69%, 04/27/47(d)		67	65,506
Banc of America Funding Trust(b)(d)(e):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		156	31,177
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		98	100,533
Bear Stearns Mortgage Funding Trust(e):
Series 2006-SL1, Class A1, 2.37%, 08/25/36		75	74,901
Series 2007-AR2, Class A1, 2.26%, 03/25/37		187	167,461
Series 2007-AR3, Class 1A1, 2.23%, 03/25/37		20	19,280
Series 2007-AR4, Class 1A1, 2.29%, 09/25/47		83	77,852
Series 2007-AR4, Class 2A1, 2.30%, 06/25/37		27	25,711
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		1,048	812,488
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.52%, 04/25/46(e)		166	84,752
Series 2006-OA5, Class 3A1, 2.29%, 04/25/46(e)		30	27,316
Series 2007-15, Class 2A2, 6.50%, 09/25/37		275	206,022
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(b)(e)		601	589,175
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		127	110,638
COLT LLC, Series 2015-1, Class A1V, 5.09%, 12/26/45(b)(e)		4	4,016
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		281	175,516
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.44%, 11/25/35(e)		51	19,846
CSMC Trust(b)(e):
Series 2014-11R, Class 16A1, 3.64%, 09/27/47		57	57,445
Series 2015-6R, Class 5A1, 2.14%, 03/27/36		10	9,989
Series 2015-6R, Class 5A2, 2.14%, 03/27/36		60	38,822
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(b)		73	73,561
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.26%, 08/25/47(e)		207	137,673
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 2.24%, 12/25/36(e)		141	129,947
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(e)		16	14,373
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(e):
Series 2016-DNA4, Class M3, 5.89%, 03/25/29		250	278,279
Series 2017-DNA1, Class M2, 5.34%, 07/25/29		250	269,418
Series 2017-DNA2, Class M2, 5.54%, 10/25/29		250	273,311
Series 2017-DNA3, Class B1, 6.54%, 03/25/30		250	269,865
Series 2017-DNA3, Class M2, 4.59%, 03/25/30		280	288,445

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2018-DNA1, Class B1, 5.24%, 07/25/30	USD	150	$143,450
Series 2018-DNA1, Class M2, 3.89%, 07/25/30		90	88,507
Series 2018-SPI2, Class M2, 3.82%, 05/25/48(b)		60	54,936
Federal National Mortgage Association(e):
Series 2016-C02, Class 1M2, 8.09%, 09/25/28		20	23,656
Series 2016-C04, Class 1M2, 6.34%, 01/25/29		142	160,816
Series 2017-C01, Class 1B1, 7.84%, 07/25/29		62	73,465
Series 2017-C01, Class 1M2, 5.64%, 07/25/29		117	126,562
Series 2017-C05, Class 1B1, 5.69%, 01/25/30		130	133,250
Series 2017-C05, Class 1M2, 4.29%, 01/25/30		76	77,065
Series 2017-C07, Class 1B1, 6.09%, 05/25/30		120	124,699
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.56%, 03/25/36(e)		29	27,159
GSMPS Mortgage Loan Trust(b)(e):
Series 2005-RP1, Class 1AF, 2.44%, 01/25/35		57	53,091
Series 2005-RP2, Class 1AF, 2.44%, 03/25/35		68	63,511
Series 2006-RP1, Class 1AF1, 2.44%, 01/25/36		51	45,104
HarborView Mortgage Loan Trust(e):
Series 2007-3, Class 2A1B, 2.31%, 05/19/47		218	176,668
Series 2007-4, Class 2A2, 2.33%, 07/19/47		206	178,704
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.89%, 11/25/34(e)		18	17,671
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		148	98,898
IndyMac INDX Mortgage Loan Trust(e):
Series 2007-AR19, Class 3A1, 3.48%, 09/25/37		93	65,955
Series 2007-FLX5, Class 2A2, 2.33%, 08/25/37		189	170,429
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 05/25/47(b)(e)		76	74,213
Lehman XS Trust, Series 2007-20N, Class A1, 3.24%, 12/25/37(e)		39	39,181
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.53%, 02/01/23(b)(e)		366	367,415
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.39%, 08/25/37(b)(d)(e)		34	26,740
MCM Capital Partners I LP, 4.00%, 06/01/57(d)		240	240,000
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.30%, 04/25/37(e)		224	187,037
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.26%, 04/16/36(b)(e)		465	396,616
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.51%, 04/25/47(e)		20	16,340
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.48%, 11/26/35(b)(e)		93	91,478
RALI Trust(e):
Series 2007-QH1, Class A1, 2.25%, 02/25/37		82	78,030
Series 2007-QH6, Class A1, 2.28%, 07/25/37		44	42,783
Series 2007-QH9, Class A1, 2.82%, 11/25/37		46	40,080
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, 2.16%, 12/26/36(b)(e)		258	248,716
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 2.49%, 09/25/35(b)(e)		8	6,828
Seasoned Credit Risk Transfer Trust:
Series 2017-3, Class B, 0.00%, 07/25/56(b)(i)		120	9,605
Series 2017-3, Class M2, 4.75%, 07/25/56(b)(e)		100	97,956
Series 2018-1, Class BX, 6.41%, 05/25/57(d)(e)		20	10,964
Series 2018-1, Class M, 4.75%, 05/25/57(d)(e)		20	19,752
STACR Trust(b)(e):
Series 2018-DNA2, Class M2, 4.21%, 12/25/30		110	109,400
Series 2018-HRP1, Class M2, 3.74%, 04/25/43		145	145,808
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.69%, 04/25/36(e)		90	79,409

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Mortgage Investments II Trust(e):
Series 2006-AR4, Class 3A1, 2.28%, 06/25/36(d)	USD	111	$96,844
Series 2006-AR5, Class 2A1, 2.30%, 05/25/46		68	56,874
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(b)		49	41,350
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, 2.62%, 01/25/45(e)		109	72,344
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		99	90,868
Series 2006-4, Class 3A1, 6.50%, 05/25/36(c)		53	46,618
Series 2006-8, Class A4, 4.59%, 10/25/36(c)		70	43,419

			11,324,685
Commercial Mortgage-Backed Securities — 3.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(e)		400	359,876
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.19%, 09/15/34(b)(e)		360	357,631
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(e)		100	97,135
AREIT Trust, Series 2018-CRE1, Class A, 2.92%, 02/15/35(b)(d)(e)		200	200,120
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.17%, 04/15/35(b)(e)		70	70,053
BAMLL Commercial Mortgage Securities Trust(b)(e):
Series 2013-DSNY, Class A, 3.12%, 09/15/26		550	549,867
Series 2013-DSNY, Class E, 4.67%, 09/15/26		100	99,956
Series 2013-DSNY, Class F, 5.57%, 09/15/26		104	103,837
Series 2015-200P, Class F, 3.72%, 04/14/33		300	278,871
Series 2016-ISQ, Class E, 3.73%, 08/14/34(d)		200	186,260
Series 2017-SCH, Class CL, 3.57%, 11/15/32		100	100,000
Series 2017-SCH, Class DL, 4.07%, 11/15/32		100	100,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(e)		12	12,017
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.92%, 01/15/33(b)(e)		100	99,964
Bayview Commercial Asset Trust(b)(e):
Series 2005-2A, Class A1, 2.40%, 08/25/35		64	61,012
Series 2005-4A, Class A1, 2.39%, 01/25/36		60	55,980
Series 2005-4A, Class M1, 2.54%, 01/25/36		44	40,793
Series 2006-1A, Class A2, 2.45%, 04/25/36		16	15,162
Series 2006-3A, Class A1, 2.34%, 10/25/36		28	26,372
Series 2006-3A, Class A2, 2.39%, 10/25/36		23	22,028
Series 2007-2A, Class A1, 2.36%, 07/25/37		41	40,453
Series 2007-4A, Class A1, 2.54%, 09/25/37		222	211,783
Series 2007-5A, Class A3, 3.09%, 10/25/37		51	50,925
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 2.80%, 03/15/37(b)(e)		35	34,945
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	98,524
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.48%, 07/05/33(b)(e)		581	581,733
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 2.89%, 10/15/34(b)(e)		100	99,972
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	148,446
Series 2013-1515, Class C, 3.45%, 03/10/33		105	101,154
Series 2013-1515, Class F, 4.06%, 03/10/33(e)		100	95,166
BXP Trust(b)(e):
Series 2017-CC, Class D, 3.67%, 08/13/37		60	56,036
Series 2017-CC, Class E, 3.67%, 08/13/37(d)		110	98,570
Series 2017-GM, Class E, 3.54%, 06/13/39		50	44,917

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.50%, 10/15/34(b)(e)	USD	100	$100,616
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(e)		20	20,423
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		32	31,347
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		26	27,322
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	29,873
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,105
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.91%, 04/10/28(b)(e)		100	99,380
CGDBB Commercial Mortgage Trust(b)(e):
Series 2017-BIOC, Class A, 2.86%, 07/15/32		190	190,059
Series 2017-BIOC, Class D, 3.67%, 07/15/32		110	110,138
Series 2017-BIOC, Class E, 4.22%, 07/15/32		170	169,684
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class C, 5.12%, 05/10/49(e)		40	40,651
Series 2016-GC37, Class AS, 3.57%, 04/10/49		20	20,532
Series 2016-P3, Class C, 5.00%, 04/15/49(e)		10	10,210
CLNS Trust, Series 2017-IKPR, Class E, 5.55%, 06/11/32(b)(e)		125	125,352
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(e)		30	31,116
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.85%, 06/10/44(b)(e)		100	101,463
Series 2014-CR16, Class A4, 4.05%, 04/10/47		177	181,962
Series 2014-CR17, Class A5, 3.98%, 05/10/47		59	60,448
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	50,680
Series 2014-LC15, Class A4, 4.01%, 04/10/47		50	51,243
Series 2014-TWC, Class E, 5.30%, 02/13/32(b)(e)		50	50,648
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(b)(e)		350	346,633
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	100,787
Series 2015-LC19, Class A4, 3.18%, 02/10/48		59	57,592
Series 2015-LC19, Class C, 4.40%, 02/10/48(e)		20	19,744
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		50	41,554
Series 2015-LC21, Class C, 4.45%, 07/10/48(e)		150	146,964
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(e)		100	91,055
Series 2017-DLTA, Class E, 4.04%, 08/15/35(b)(e)		110	108,897
Series 2017-DLTA, Class F, 4.65%, 08/15/35(b)(e)		100	98,856
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 02/10/34(b)		100	99,350
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39(b)(e)		330	332,160
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		100	101,064
CSMC Trust(b):
Series 2017-PFHP, Class A, 3.02%, 12/15/20(e)		60	60,029
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	98,393
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 09/10/49(b)(e)		59	49,359
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	139,021
Series 2017-BRBK, Class E, 3.65%, 10/10/34(e)		310	285,542
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)(e)		80	71,947
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(e)		100	99,476
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 2.79%, 06/15/35(b)(e)		160	159,892
GAHR Commercial Mortgage Trust(b)(e):
Series 2015-NRF, Class AFL1, 3.37%, 12/15/34		14	14,340

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-NRF, Class EFX, 3.49%, 12/15/34	USD	210	$207,591
Series 2015-NRF, Class FFX, 3.49%, 12/15/34		160	157,172
GPMT Ltd., Series 2018-FL1, Class A, 2.98%, 11/21/35(b)(e)		100	99,814
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(b)(e)		330	322,449
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		100	110,633
Series 2013-KING, Class D, 3.55%, 12/10/27(e)		124	122,813
Series 2013-KING, Class E, 3.55%, 12/10/27(e)		460	451,954
GS Mortgage Securities Corp. Trust(b):
Series 2017-500K, Class D, 3.37%, 07/15/32(e)		10	9,994
Series 2017-500K, Class E, 3.57%, 07/15/32(e)		20	19,994
Series 2017-500K, Class F, 3.87%, 07/15/32(e)		110	110,000
Series 2017-500K, Class G, 4.57%, 07/15/32(e)		100	100,031
Series 2017-GPTX, Class A, 2.86%, 05/10/34		100	98,039
Series 2018-CHLL, Class E, 4.42%, 02/15/37(e)		100	99,882
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.80%, 06/10/47(b)(e)		110	93,633
Series 2015-GC32, Class C, 4.56%, 07/10/48(e)		30	29,630
Series 2015-GC32, Class D, 3.35%, 07/10/48		90	72,814
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		20	16,435
Hilton Orlando Trust, Series 2018-ORL, Class E, 4.72%, 12/15/34(b)(e)		100	100,250
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		110	106,769
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		100	98,438
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(e)		100	91,520
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		50	50,693
Series 2015-C28, Class B, 3.99%, 10/15/48		80	78,901
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(e)		100	93,590
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(e)		100	95,016
Series 2017-JP7, Class B, 4.05%, 09/15/50		10	9,941
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.73%, 03/15/50(b)(e)		121	113,881
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.37%, 06/15/45(b)(e)		100	102,588
Series 2014-C20, Class A5, 3.80%, 07/15/47		70	70,881
Series 2015-JP1, Class C, 4.90%, 01/15/49(e)		140	142,204
Series 2015-JP1, Class D, 4.40%, 01/15/49(e)		50	46,796
Series 2015-JP1, Class E, 4.40%, 01/15/49(b)(e)		190	164,971
Series 2015-SGP, Class A, 3.77%, 07/15/36(b)(e)		155	155,476
Series 2015-UES, Class D, 3.74%, 09/05/32(b)(e)		130	129,429
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(e)		100	98,582
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(e)		150	141,205
Series 2017-MAUI, Class E, 5.00%, 07/15/34(b)(e)		100	100,250
Series 2018-ASH8, Class E, 5.07%, 02/15/35(b)(e)		100	100,094
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.34%, 03/25/37(b)(e)		56	53,347
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 3.87%, 09/15/28(b)(e)		18	17,884
Madison Avenue Trust, Series 2013-650M, Class D, 4.17%, 10/12/32(b)(e)		101	100,970
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 09/12/42(b)(e)		100	103,643

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	USD	140	$142,446
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		110	88,059
Morgan Stanley Capital I Trust:
Series 2015-MS1, Class D, 4.16%, 05/15/48(b)(e)		100	84,957
Series 2017-CLS, Class F, 4.67%, 11/15/34(b)(e)		211	211,067
Series 2017-H1, Class A5, 3.53%, 06/15/50		100	98,505
Series 2017-H1, Class C, 4.28%, 06/15/50(e)		100	97,542
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		140	108,402
Morgan Stanley Capital I, Inc.:
Series 2017-JWDR, Class D, 4.02%, 11/15/34(b)(e)		30	30,085
Series 2017-JWDR, Class E, 5.12%, 11/15/34(b)(e)		60	60,284
Series 2018-H3, Class A5, 4.18%, 07/15/51		50	51,497
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(b)(e)		190	174,268
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(d)		100	97,039
Resource Capital Corp. Ltd.(b)(e):
Series 2017-CRE5, Class A, 2.87%, 07/15/34		85	84,754
Series 2017-CRE5, Class B, 4.07%, 07/15/34		38	37,932
Velocity Commercial Capital Loan Trust(e):
Series 2015-1, Class AFL, 4.52%, 06/25/45(b)		25	25,660
Series 2016-2, Class AFL, 3.89%, 10/25/46		76	77,205
Series 2016-2, Class M4, 7.23%, 10/25/46		100	103,906
Series 2017-2, Class M3, 4.24%, 11/25/47(b)		190	185,924
Series 2017-2, Class M4, 5.00%, 11/25/47(b)		95	92,847
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.42%, 06/15/29(b)(e)		120	120,036
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		20	18,615
Series 2015-C31, Class A4, 3.70%, 11/15/48		140	140,131
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(e)		110	111,121
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		20	20,124
Series 2015-P2, Class A4, 3.81%, 12/15/48		70	70,757
Series 2017-C38, Class A5, 3.45%, 07/15/50		42	41,084
Series 2017-C39, Class C, 4.12%, 09/15/50		20	19,011
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(e)		20	18,412
Series 2017-HSDB, Class A, 2.90%, 12/13/31(b)(e)		151	150,945
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 3.02%, 03/15/44(b)(e)		6	5,787
Series 2014-C21, Class A5, 3.68%, 08/15/47		60	60,527

			15,654,591
Interest Only Commercial Mortgage-Backed Securities — 0.3%(e)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50(d)		1,000	46,200
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		1,030	69,237
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		3,475	123,843
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.90%, 05/10/58		179	18,056
Series 2016-C4, Class XB, 0.89%, 05/10/58		170	8,255
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)		1,916	11,381
Series 2015-CR25, Class XA, 1.08%, 08/10/48		975	47,781
Series 2017-COR2, Class XA, 1.33%, 09/10/50		269	23,084
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		1,430	24,220
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.05%, 09/15/47		1,278	53,833
Series 2014-C23, Class XA, 0.94%, 09/15/47		1,662	44,585
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	92,330

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)	USD	900	$44,397
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47(b)		130	7,345
Series 2015-C22, Class XA, 1.27%, 04/15/48		38	2,057
Series 2015-C26, Class XD, 1.50%, 10/15/48(b)		120	10,003
Series 2016-C29, Class XB, 1.12%, 05/15/49		1,020	67,164
Series 2016-C31, Class XA, 1.59%, 11/15/49		983	83,697
Morgan Stanley Capital I Trust(b)(d):
Series 2016-UBS9, Class XD, 1.69%, 03/15/49		1,000	97,620
Series 2017-H1, Class XD, 2.36%, 06/15/50		110	17,600
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		1,880	9,419
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		376	—
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.41%, 08/15/49(b)		1,000	79,250
Series 2017-C41, Class XA, 1.39%, 11/15/50		996	86,856
Series 2018-C44, Class XA, 0.93%, 05/15/51		1,052	60,707

			1,128,920

Total Non-Agency Mortgage-Backed Securities — 6.5% (Cost: $27,989,007)			28,108,196

	Beneficial Interest (000)
Other Interests — 0.0%(n)

Capital Markets — 0.0%(d)(g)(h)
Lehman Brothers Holdings Capital Trust VII		185	—
Lehman Brothers Holdings, Inc.		1,365	—

			—

Total Other Interests — 0.0%			—

		Par (000)
Preferred Securities — 0.3%(j)

Capital Trusts — 0.2%
Capital Markets — 0.1%
Bank of New York Mellon Corp. (The), Series F, 4.62%(f)		270	255,488

Industrial Conglomerates — 0.1%
General Electric Co., Series D, 5.00%(f)		260	256,100

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)		200	202,000

Total Capital Trusts — 0.2% (Cost: $727,020)			713,588

		Shares
Trust Preferreds — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 8.73%, 10/30/40		13,971	378,614

Total Trust Preferreds — 0.1% (Cost: $381,375)			378,614

Total Preferred Securities — 0.3% (Cost: $1,108,395)			1,092,202

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities — 33.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp., Series K076, Class A2, 3.90%, 04/25/28	USD	82	$84,863
Finnish Real Estate Management Federation Mortgage Trust:(e)
Series 2018-K73, Class B, 3.98%, 01/25/28(b)		120	115,932
Series 2018-K732, Class B, 4.05%, 05/25/25(b)		100	97,758
Series 2017-K64, Class B, 4.12%, 03/25/27(b)		20	19,791
Series 2018-K077, 4.16%, 05/25/28		20	19,794

			338,138
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series K064, Class X1, 0.74%, 03/25/27		916	41,468
Series K065, Class X1, 0.82%, 04/25/27		389	19,623
Series KW03, Class X1, 0.99%, 06/25/27		269	15,256
Series KIR1, Class X, 1.22%, 03/25/26		309	20,314
Federal National Mortgage Association ACES Variable Rate Notes(e):
Series 2014-M13, Class X2, 0.23%, 08/25/24		3,455	25,673
Series 2017-M12, Class X, 0.43%, 06/25/27		561	7,503
Series 2013-M5, Class X2, 2.31%, 01/25/22		414	16,325
Government National Mortgage Association Variable Rate Notes:
Series 2015-48, 0.68%, 02/16/50(d)(e)		205	9,529
Series 2017-151, 0.71%, 09/16/57(d)(e)		474	30,175
Series 2013-191, 0.75%, 11/16/53(e)		101	3,673
Series 2012-120, 0.78%, 02/16/53(e)		683	31,238
Series 2013-63, 0.79%, 09/16/51(e)		736	38,570
Series 2017-100, 0.81%, 05/16/59(e)		306	20,712
Series 2015-173, 0.89%, 09/16/55(e)		232	15,469
Series 2015-171, 0.89%, 11/16/55(e)		388	24,445
Series 2016-128, 0.94%, 09/16/56(e)		159	12,313
Series 2016-26, 0.97%, 02/16/58(e)		608	42,891
Series 2016-152, 0.98%, 08/15/58(e)		1,108	85,846
Series 2016-87, 1.01%, 08/16/58(e)		272	21,118
Series 2016-110, 1.04%, 05/16/58(e)		198	15,843
Series 2016-125, 1.06%, 12/16/57(e)		298	23,728
Series 2016-119, (Libor USD 1 Month + 0.00%) 1.13%, 04/16/58(a)		332	27,768
Series 2016-113, 1.19%, 02/16/58(e)		300	27,561

			577,041
Mortgage-Backed Securities — 32.9%
Federal Home Loan Mortgage Corp.:
2.50%, 02/01/24 - 04/01/31		797	775,869
2.50%, 07/15/33(o)		1,607	1,559,934
3.00%, 09/01/27 - 12/01/46		4,627	4,523,225
3.00%, 07/15/33 - 07/15/48(o)		5,533	5,401,084
3.50%, 09/01/30 - 01/01/48		10,586	10,628,037
3.50%, 06/15/44(o)		978	972,655
4.00%, 08/01/40 - 08/01/47		3,185	3,267,521
4.00%, 09/15/43(o)		2,794	2,847,843
4.50%, 02/01/39 - 10/01/45		501	524,894
4.50%, 11/15/40(o)		1,653	1,719,968
5.00%, 10/01/41 - 11/01/41		211	225,105
5.50%, 02/01/35 - 06/01/41		248	267,882
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		699	662,237
2.50%, 09/01/27 - 02/01/33		5,000	4,876,133
2.50%, 04/25/29(o)		100	97,188
3.00%, 04/01/28 - 03/01/47		11,183	10,991,288
3.00%, 07/25/33 - 05/25/44(o)		3,936	3,816,087

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
3.50%, 10/25/27 - 04/25/44(o)	USD	8,675	$8,647,540
3.50%, 03/01/29 - 01/01/48		12,112	12,137,794
4.00%, 02/01/25 - 04/01/48		9,543	9,815,729
4.00%, 07/25/33 - 09/25/43(o)		11,631	11,859,186
4.50%, 02/01/25 - 09/01/46		2,862	3,006,248
4.50%, 04/25/41(o)		920	957,958
5.00%, 02/01/35 - 06/01/45		1,450	1,552,751
5.00%, 04/25/37(o)		1,019	1,079,438
5.50%, 08/25/34(o)		654	701,262
5.50%, 02/01/35 - 03/01/40		716	775,969
6.00%, 10/25/34(o)		172	188,125
6.00%, 04/01/35 - 06/01/41		599	656,187
6.50%, 05/01/40		165	184,077
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47		6,055	5,951,976
3.00%, 07/15/48(o)		3,496	3,419,787
3.50%, 12/20/41 - 10/20/46(p)		10,707	10,781,779
3.50%, 07/15/48(o)		3,528	3,541,977
4.00%, 04/20/39 - 10/20/46		867	896,080
4.00%, 07/15/48(o)		10,230	10,484,439
4.50%, 12/20/39 - 02/15/42		958	1,007,327
4.50%, 10/20/41(o)		1,807	1,878,166
5.00%, 12/15/38 - 07/20/44		223	237,706

			142,918,451

Total U.S. Government Sponsored Agency Securities — 33.1% (Cost: $145,402,605)			143,833,630

U.S. Treasury Obligations — 17.0%
U.S. Treasury Bonds:
4.25%, 05/15/39		430	518,704
4.50%, 08/15/39		417	519,963
4.38%, 11/15/39		419	514,617
3.13%, 02/15/43 - 05/15/48(q)		6,802	6,989,003
2.88%, 05/15/43 - 11/15/46		2,106	2,067,755
3.63%, 08/15/43		1,557	1,735,569
3.75%, 11/15/43		1,653	1,879,190
3.00%, 02/15/47		297	298,067
U.S. Treasury Notes:
1.25%, 08/31/19		4,183	4,127,118
1.00%, 10/15/19		4,183	4,106,693
2.50%, 05/31/20(q)		5,963	5,960,205
1.63%, 06/30/20 - 10/31/23		7,531	7,306,394
2.63%, 05/15/21		4,906	4,906,383
1.13%, 06/30/21		2,929	2,802,458
2.25%, 07/31/21 - 02/15/27		7,971	7,758,087
2.13%, 09/30/21		2,929	2,881,404
1.88%, 04/30/22		2,929	2,842,160
2.75%, 05/31/23(q)		5,708	5,715,135
2.00%, 04/30/24 - 11/15/26		7,797	7,419,694
2.88%, 05/31/25 - 05/15/28(q)		3,428	3,439,445

Total U.S. Treasury Obligations — 17.0% (Cost: $74,160,283)			73,788,044

Total Long-Term Investments — 108.6% (Cost: $476,950,015)			471,226,217

Short-Term Securities — 7.9%

Certificates of Deposit — 1.3%
Yankee — 1.0%(r)
BNP Paribas SA, New York, 2.66%, 04/18/19		880	880,352
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19		880	880,112

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Yankee (continued)
MUFG Bank Ltd., New York, 2.68%, 04/17/19	USD	890	$890,608
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.18%), 2.54%, 04/18/19(a)		880	880,204
Toronto-Dominion Bank (The), New York, (LIBOR USD 3 Month + 0.17%), 2.53%, 04/17/19(a)		880	880,478

			4,411,754

Domestic — 0.3%
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.21%), 2.56%, 04/16/19(a)		890	890,550
2.70%, 04/16/19		430	430,237

			1,320,787
Total Certificates of Deposit — 1.3% (Cost: $5,729,999)			5,732,541

Commercial Paper — 0.9%
AT&T, Inc.:
2.84%, 12/06/18		570	563,167
2.97%, 03/07/19		580	568,730
JPMorgan Securities LLC, (LIBOR USD 3 Month + 0.18%), 2.53%, 04/15/19(a)		890	890,205
Societe Generale SA, 2.72%, 04/12/19		880	861,724
Sumitomo Mitsui Banking Corp., 2.68%, 04/17/19		880	861,642

Total Commercial Paper — 0.9% (Cost: $3,744,398)			3,745,468

Foreign Government Obligations — 2.2%(s)

Egypt — 0.2%
Arab Republic of Egypt Treasury Bills:
17.73%, 10/16/18	EGP	8,675	459,340
17.53%, 11/13/18		5,400	281,920
17.88%, 11/27/18		2,550	132,202
16.68%, 12/04/18		2,000	103,328
16.34%, 03/05/19		1,200	59,322

			1,036,112
Japan — 2.0%
Government of Japan Treasury Bills:
(0.13)%, 08/13/18	JPY	468,600	4,233,094
(0.14)%, 09/03/18		477,000	4,309,294

			8,542,388
Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.75%, 04/04/19	NGN	15,328	38,513

Total Foreign Government Obligations — 2.2% (Cost: $9,681,684)			9,617,013

		Shares
Money Market Funds — 3.5%(t)(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%		15,391,229	15,391,229

Total Money Market Funds — 3.5% (Cost: $15,391,229)			15,391,229

Total Short-Term Securities — 7.9% (Cost: $34,547,310)			34,486,251

Total Options Purchased — 0.2% (Cost: $944,091)			883,811

Security		Par (000)	Value
Money Market Funds (continued)
Total Investments Before TBA Sale Commitments and Options Written — 116.7% (Cost: $512,441,416)			$506,596,279

Total Options Written — 0.0% (Premium Received — $227,705)			(231,246)

TBA Sale Commitments — (5.4)%(o)

Mortgage-Backed Securities — (5.4)%
Federal Home Loan Mortgage Corp., 3.50%, 07/15/33	USD	1,160	(1,172,993)
Federal National Mortgage Association:
2.00%, 02/25/29		717	(678,995)
2.50%, 04/25/29		1,443	(1,402,128)
3.50%, 04/25/44		8,235	(8,195,012)
4.00%, 09/25/43		11,260	(11,479,590)
5.00%, 04/25/37		41	(43,432)
Government National Mortgage Association:
3.00%, 07/15/48		177	(173,166)
4.50%, 09/15/39		100	(103,939)

Total TBA Sale Commitments — (5.4)% (Proceeds: $23,176,941)			(23,249,255)

Total Investments Net of TBA Sale Commitments and Options Written — 111.3% (Cost: $489,036,770)			483,115,778
Liabilities in Excess of Other Assets — (11.3)%			(49,011,104)

Net Assets — 100.0%			$434,104,674

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Zero-coupon bond.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(m)	When-issued security.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(o)	Represents or includes a TBA transaction
(p)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.
(q)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(r)	Issuer is a U.S. branch of a foreign domiciled bank.
(s)	Rates are discount rates or a range of discount rates at the time of purchase.
(t)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

(u)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,809,877	13,581,352	15,391,229	$15,391,229	$143,781	$—	$—

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.97%	06/29/18	07/02/18	$5,970,454	$5,971,108	U.S. Treasury Obligations	Overnight
BNP Paribas SA	2.07%	06/29/18	07/02/18	919,712	919,818	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.15%	06/29/18	07/02/18	5,729,405	5,730,089	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	2.10%	06/29/18	07/02/18	5,230,775	5,231,385	U.S. Treasury Obligations	Overnight

				$17,850,346	$17,852,400

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Ultra Note	38	09/19/18	$4,873	$31,432
U.S. Treasury Long Bond	14	09/19/18	2,030	19,450
U.S. Treasury Ultra Bond	89	09/19/18	14,201	294,337
U.S. Treasury 2 Year Note	437	09/28/18	92,569	(3,888)
U.S. Treasury 5 Year Note	243	09/28/18	27,609	(115,566)

				225,765

Short Contracts
Euro-Bund	104	09/06/18	19,742	(211,220)
U.S. Treasury 10 Year Note	332	09/19/18	39,902	(112,779)
90-Day Eurodollar	2	12/14/20	485	197

				(323,802)

				$(98,037)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	342,421	USD	73,000	Barclays Bank plc	07/02/18	$1,539
TRY	613,029	USD	131,400	BNP Paribas SA	07/02/18	2,045
USD	130,000	ARS	2,792,790	BNP Paribas SA	07/02/18	33,447
USD	204,400	TRY	933,732	BNP Paribas SA	07/02/18	1,143
EUR	247,000	USD	287,867	Bank of America NA	07/03/18	580
USD	215,000	BRL	808,064	Goldman Sachs International	07/03/18	6,508
USD	114,000	BRL	423,054	UBS AG	07/03/18	4,846
USD	254,071	CLP	159,913,000	JP Morgan Chase Bank NA	07/03/18	9,330
USD	303,471	EUR	247,000	Goldman Sachs International	07/03/18	15,024
USD	432,686	CLP	274,560,000	Deutsche Bank AG	07/05/18	12,478
USD	531,756	EUR	450,000	Goldman Sachs International	07/05/18	6,173

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	109,500	ZAR	1,394,209	BNP Paribas SA	07/05/18	$7,888
USD	109,500	ZAR	1,478,017	Royal Bank of Scotland	07/05/18	1,780
USD	853,500	RUB	53,166,222	JP Morgan Chase Bank NA	07/09/18	7,452
USD	277,500	ZAR	3,711,656	Barclays Bank plc	07/10/18	7,158
USD	106,000	ZAR	1,349,563	BNP Paribas SA	07/10/18	7,703
USD	132,500	ZAR	1,678,112	Goldman Sachs International	07/10/18	10,273
USD	100,000	ZAR	1,319,210	Morgan Stanley & Co. International plc	07/10/18	3,914
RUB	10,802,700	USD	168,977	Morgan Stanley & Co. International plc	07/12/18	2,872
RUB	5,957,861	USD	93,012	UBS AG	07/12/18	1,766
TWD	3,044,100	USD	100,000	Barclays Bank plc	07/12/18	15
USD	100,000	BRL	376,300	Goldman Sachs International	07/12/18	3,014
USD	894,749	RUB	52,163,427	BNP Paribas SA	07/12/18	64,933
USD	100,000	TWD	3,036,500	BNP Paribas SA	07/12/18	235
MXN	2,946,242	USD	146,000	Barclays Bank plc	07/13/18	2,111
RUB	6,637,682	USD	105,500	Goldman Sachs International	07/13/18	80
USD	88,000	RUB	5,531,680	BNP Paribas SA	07/13/18	12
TRY	186,546	USD	40,000	Citibank NA	07/16/18	382
TRY	606,194	USD	130,000	JP Morgan Chase Bank NA	07/16/18	1,225
TRY	419,760	USD	90,000	Royal Bank of Scotland	07/16/18	867
USD	84,277	TRY	371,324	Deutsche Bank AG	07/16/18	3,895
USD	175,723	TRY	773,526	Morgan Stanley & Co. International plc	07/16/18	8,275
USD	460,000	MXN	9,140,108	Morgan Stanley & Co. International plc	07/17/18	814
MXN	5,420,554	USD	264,000	Deutsche Bank AG	07/19/18	8,233
USD	264,000	MXN	4,834,896	UBS AG	07/19/18	21,180
USD	100,000	COP	287,900,000	UBS AG	07/23/18	1,869
SGD	204,366	USD	150,000	Standard Chartered Bank	07/25/18	57
USD	75,000	SGD	99,955	Standard Chartered Bank	07/25/18	1,607
USD	70,000	ARS	1,500,100	BNP Paribas SA	07/31/18	19,725
USD	75,000	ARS	1,607,250	Citibank NA	07/31/18	21,133
USD	134,000	ARS	2,912,948	JP Morgan Chase Bank NA	07/31/18	36,373
USD	132,000	CLP	82,946,160	Credit Suisse International	07/31/18	5,042
USD	33,125	ZAR	421,794	Bank of America NA	07/31/18	2,489
USD	82,813	ZAR	1,053,185	Barclays Bank plc	07/31/18	6,317
USD	13,250	ZAR	168,662	JP Morgan Chase Bank NA	07/31/18	1,000
USD	82,813	ZAR	1,053,595	Royal Bank of Scotland	07/31/18	6,287
MXN	4,392,812	USD	219,000	Morgan Stanley & Co. International plc	08/02/18	1,118
USD	586,000	BRL	2,190,938	Goldman Sachs International	08/02/18	22,777
USD	112,640	CNY	720,170	Standard Chartered Bank	08/03/18	4,196
USD	148,039	ZAR	1,841,548	Citibank NA	08/03/18	14,336
USD	853,500	RUB	53,443,609	JP Morgan Chase Bank NA	08/07/18	5,806
USD	31,000	ARS	850,640	BNP Paribas SA	08/08/18	2,718
USD	155,000	ARS	4,094,914	JP Morgan Chase Bank NA	08/08/18	18,852
USD	223,777	EUR	190,800	Barclays Bank plc	08/08/18	355
MXN	1,461,497	USD	73,000	Barclays Bank plc	08/10/18	137
MXN	2,945,863	USD	146,000	Royal Bank of Scotland	08/10/18	1,417
USD	73,000	MXN	1,440,859	Goldman Sachs International	08/10/18	896
USD	4,250,426	JPY	468,928,256	Royal Bank of Scotland	08/13/18	2,854
USD	860,567	ZAR	10,929,434	Barclays Bank plc	08/16/18	68,471
ZAR	1,518,074	USD	109,568	HSBC Bank plc	08/16/18	452
USD	150,985	IDR	2,114,840,387	BNP Paribas SA	08/20/18	4,177
USD	479,332	IDR	6,715,281,784	Deutsche Bank AG	08/20/18	13,171
USD	151,006	IDR	2,114,840,397	JP Morgan Chase Bank NA	08/20/18	4,198
USD	425,658	TRY	1,728,863	BNP Paribas SA	08/20/18	57,221
USD	586,100	TRY	2,362,137	Citibank NA	08/20/18	82,708
MXN	2,300,000	USD	109,573	Barclays Bank plc	08/22/18	5,295
MXN	72,369	USD	3,520	Goldman Sachs International	08/22/18	94
USD	394,600	IDR	5,639,228,600	Deutsche Bank AG	08/31/18	3,982
USD	4,424,661	JPY	483,600,000	Barclays Bank plc	09/11/18	34,901
RUB	1,107,960	USD	17,500	Barclays Bank plc	09/12/18	8
USD	219,000	ARS	4,906,082	BNP Paribas SA	09/14/18	61,638
USD	31,000	ARS	937,750	Citibank NA	09/17/18	1,010
AUD	440,000	USD	324,537	Goldman Sachs International	09/19/18	1,164
AUD	231,000	USD	170,395	Morgan Stanley & Co. International plc	09/19/18	598

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	816,711	EUR	528,000	JP Morgan Chase Bank NA	09/19/18	$1,767
CAD	582,996	USD	439,000	Barclays Bank plc	09/19/18	5,062
CHF	440,000	SEK	3,923,220	Morgan Stanley & Co. International plc	09/19/18	6,684
CHF	108,888	USD	110,000	Deutsche Bank AG	09/19/18	714
CHF	122,503	USD	124,000	Morgan Stanley & Co. International plc	09/19/18	558
EUR	90,000	USD	105,273	Barclays Bank plc	09/19/18	462
EUR	50,000	USD	58,255	State Street Bank and Trust Co.	09/19/18	487
GBP	220,000	USD	289,819	JP Morgan Chase Bank NA	09/19/18	1,557
GBP	22,000	USD	29,086	Royal Bank of Canada	09/19/18	52
MXN	5,714,368	CAD	352,000	BNP Paribas SA	09/19/18	16,040
NOK	896,196	USD	110,000	Bank of America NA	09/19/18	389
NOK	1,862,389	USD	229,000	JP Morgan Chase Bank NA	09/19/18	399
SEK	902,390	USD	101,000	Bank of America NA	09/19/18	366
USD	29,185	GBP	22,000	Bank of America NA	09/19/18	47
USD	102,000	JPY	11,199,916	Goldman Sachs International	09/19/18	276
USD	110,000	NOK	890,785	BNP Paribas SA	09/19/18	278
USD	19,999	NZD	29,000	Barclays Bank plc	09/19/18	356
USD	8,000	SEK	70,461	Bank of America NA	09/19/18	85
USD	101,000	SEK	897,645	Goldman Sachs International	09/19/18	167
USD	1,504,520	EUR	1,160,000	Deutsche Bank AG	12/13/19	86,750
USD	1,514,264	EUR	1,160,000	Deutsche Bank AG	02/25/20	86,969
USD	1,543,322	JPY	154,610,000	HSBC Bank plc	03/16/20	70,618

						1,055,722

ARS	3,361,826	USD	130,000	BNP Paribas SA	07/02/18	(13,774)
BRL	170,397	USD	45,600	Barclays Bank plc	07/03/18	(1,635)
BRL	2,061,985	USD	556,620	BNP Paribas SA	07/03/18	(24,597)
BRL	259,441	USD	68,400	UBS AG	07/03/18	(1,460)
CLP	159,913,000	USD	252,727	JP Morgan Chase Bank NA	07/03/18	(7,986)
USD	75,000	BRL	296,250	Deutsche Bank AG	07/03/18	(1,437)
USD	195,620	BRL	764,639	Goldman Sachs International	07/03/18	(1,668)
USD	71,000	BRL	278,178	UBS AG	07/03/18	(774)
CLP	274,560,000	USD	431,050	Deutsche Bank AG	07/05/18	(10,841)
ZAR	1,402,958	USD	109,500	BNP Paribas SA	07/05/18	(7,251)
ZAR	1,402,686	USD	109,500	Goldman Sachs International	07/05/18	(7,270)
RUB	53,284,005	USD	853,500	JP Morgan Chase Bank NA	07/09/18	(5,578)
ZAR	2,437,116	USD	188,000	BNP Paribas SA	07/10/18	(10,491)
ZAR	1,131,896	USD	83,011	Deutsche Bank AG	07/10/18	(569)
ZAR	3,035,289	USD	238,989	Goldman Sachs International	07/10/18	(17,911)
ZAR	1,347,981	USD	106,000	Morgan Stanley & Co. International plc	07/10/18	(7,819)
BRL	377,300	USD	100,000	BNP Paribas SA	07/12/18	(2,757)
RUB	12,885,523	USD	207,196	Bank of America NA	07/12/18	(2,213)
RUB	22,517,343	USD	361,623	Citibank NA	07/12/18	(3,417)
TWD	3,026,000	USD	100,000	JP Morgan Chase Bank NA	07/12/18	(580)
USD	146,000	MXN	2,932,742	Royal Bank of Scotland	07/13/18	(1,432)
USD	17,500	RUB	1,101,103	Barclays Bank plc	07/13/18	(14)
MXN	3,080,059	USD	155,000	Goldman Sachs International	07/17/18	(262)
USD	512,600	MXN	10,234,982	Citibank NA	07/23/18	(1,092)
SGD	303,700	USD	225,000	Standard Chartered Bank	07/25/18	(2,007)
JPY	13,897,997	USD	126,700	Standard Chartered Bank	07/27/18	(965)
USD	98,400	TRY	467,518	Deutsche Bank AG	07/27/18	(2,321)
USD	230,000	KRW	257,600,000	JP Morgan Chase Bank NA	07/30/18	(1,441)
ARS	5,627,315	USD	211,236	BNP Paribas SA	07/31/18	(22,637)
CLP	82,962,000	USD	132,000	Royal Bank of Scotland	07/31/18	(5,017)
ZAR	1,117,803	USD	82,812	Deutsche Bank AG	07/31/18	(1,623)
BRL	1,372,030	USD	367,000	JP Morgan Chase Bank NA	08/02/18	(14,293)
USD	73,000	TRY	346,816	Barclays Bank plc	08/02/18	(1,521)
CNY	721,684	USD	112,640	Deutsche Bank AG	08/03/18	(3,968)
USD	288,536	EUR	247,000	Bank of America NA	08/03/18	(581)
ZAR	297,899	USD	21,900	Royal Bank of Scotland	08/03/18	(271)
RUB	22,974,200	USD	367,000	BNP Paribas SA	08/07/18	(2,596)
ARS	1,303,500	USD	55,000	BNP Paribas SA	08/08/18	(11,661)
ARS	1,283,333	USD	55,000	JP Morgan Chase Bank NA	08/08/18	(12,332)
USD	130,000	IDR	1,879,800,000	JP Morgan Chase Bank NA	08/09/18	(776)

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	283,209,000	USD	100,000	Goldman Sachs International	08/10/18	$(3,543)
TWD	3,032,100	USD	100,000	BNP Paribas SA	08/10/18	(230)
ZAR	2,800,643	USD	205,700	Barclays Bank plc	08/10/18	(2,559)
ZAR	3,013,883	USD	220,152	Bank of America NA	08/16/18	(1,725)
TRY	4,091,000	USD	1,052,307	BNP Paribas SA	08/20/18	(180,477)
RUB	20,185,198	USD	321,656	Bank of America NA	08/21/18	(1,986)
RUB	13,249,158	USD	211,344	Credit Suisse International	08/21/18	(1,519)
USD	118,430	MXN	2,372,369	Deutsche Bank AG	08/22/18	(52)
USD	110,000	COP	325,996,000	Royal Bank of Scotland	08/27/18	(940)
USD	102,850	ZAR	1,430,545	Goldman Sachs International	08/27/18	(670)
IDR	4,621,051,000	USD	330,500	Deutsche Bank AG	08/31/18	(10,409)
CLP	35,662,000	USD	55,000	JP Morgan Chase Bank NA	09/05/18	(419)
CLP	35,755,500	USD	55,000	UBS AG	09/05/18	(276)
ARS	1,790,325	USD	65,700	BNP Paribas SA	09/14/18	(8,275)
ARS	1,892,100	USD	70,000	Citibank NA	09/14/18	(9,311)
ARS	2,251,599	USD	83,300	JP Morgan Chase Bank NA	09/14/18	(11,080)
ARS	863,350	USD	31,000	BNP Paribas SA	09/17/18	(3,390)
CAD	352,000	MXN	5,649,424	Bank of America NA	09/19/18	(12,810)
JPY	11,168,898	USD	102,000	Bank of America NA	09/19/18	(557)
NZD	29,000	USD	19,774	Royal Bank of Scotland	09/19/18	(131)
SEK	3,962,956	CHF	440,000	Deutsche Bank AG	09/19/18	(2,220)
SEK	70,810	USD	8,000	Deutsche Bank AG	09/19/18	(46)
USD	325,340	AUD	440,000	Citibank NA	09/19/18	(360)
USD	170,346	AUD	231,000	Royal Bank of Canada	09/19/18	(646)
USD	439,000	CAD	583,099	Goldman Sachs International	09/19/18	(5,140)
USD	124,000	CHF	122,500	Goldman Sachs International	09/19/18	(555)
USD	110,000	CHF	108,594	Morgan Stanley & Co. International plc	09/19/18	(415)
USD	104,948	EUR	90,000	Morgan Stanley & Co. International plc	09/19/18	(787)
USD	288,534	GBP	220,000	UBS AG	09/19/18	(2,842)
USD	229,000	NOK	1,872,135	Barclays Bank plc	09/19/18	(1,600)
MXN	9,638,195	USD	495,000	HSBC Bank plc	11/26/18	(20,830)

						(502,638)

	Net Unrealized Appreciation					$553,084

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	Deutsche Bank AG	07/19/18	BRL	3.68	BRL	3.55	USD	220	$117
USD Currency	One-Touch	Deutsche Bank AG	07/20/18	TRY	4.30	TRY	4.30	USD	11	105
USD Currency	One-Touch	BNP Paribas SA	07/20/18	ZAR	11.60	ZAR	11.60	USD	18	—
USD Currency	One-Touch	Morgan Stanley & Co. International plc	07/24/18	TRY	4.30	TRY	4.30	USD	18	838
USD Currency	Down and Out	Morgan Stanley & Co. International plc	08/10/18	TRY	4.65	TRY	4.38	USD	176	3,575
USD Currency	One-Touch	Deutsche Bank AG	08/20/18	BRL	3.50	BRL	3.50	USD	11	345
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN	16.50	MXN	16.50	USD	22	517

										$5,497

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Citibank NA	07/03/18	ZAR	15.00	EUR	66	$5,043
USD Currency	Morgan Stanley & Co. International plc	07/06/18	ZAR	13.10	USD	220	10,408
USD Currency	Deutsche Bank AG	07/09/18	TWD	30.15	USD	200	2,196
USD Currency	Deutsche Bank AG	07/19/18	MXN	21.50	USD	88	67
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	146	1,951
USD Currency	JP Morgan Chase Bank NA	07/19/18	ZAR	12.70	USD	190	14,979
USD Currency	Nomura International PLC	07/20/18	TWD	30.27	USD	181	1,586
USD Currency	Bank of America NA	07/23/18	SGD	1.35	USD	300	3,646
JPY Currency	HSBC Bank plc	07/25/18	KRW	10.30	JPY	20,000	756
USD Currency	Barclays Bank plc	07/27/18	CAD	1.34	USD	181	401
USD Currency	Barclays Bank plc	07/27/18	CAD	1.30	USD	181	2,534
USD Currency	Deutsche Bank AG	08/09/18	BRL	3.75	USD	176	7,243
USD Currency	Deutsche Bank AG	08/13/18	MXN	21.00	USD	440	2,616
USD Currency	Deutsche Bank AG	08/16/18	MXN	21.00	USD	440	2,859
JPY Currency	HSBC Bank plc	08/24/18	KRW	10.45	JPY	32,850	1,789

							58,074

Put
EUR Currency	Citibank NA	07/03/18	ZAR	14.60	EUR	66	—
USD Currency	HSBC Bank plc	07/05/18	IDR	14,000.00	USD	108	17
USD Currency	Deutsche Bank AG	07/20/18	RUB	61.00	USD	365	574
USD Currency	Goldman Sachs International	07/20/18	BRL	3.50	USD	1,095	21
USD Currency	JP Morgan Chase Bank NA	07/20/18	IDR	14,020.00	USD	365	473
EUR Currency	BNP Paribas SA	07/23/18	PLN	4.25	EUR	292	72
USD Currency	Deutsche Bank AG	07/23/18	BRL	3.60	USD	219	87
USD Currency	Morgan Stanley & Co. International plc	07/24/18	TRY	4.75	USD	146	4,694
USD Currency	Morgan Stanley & Co. International plc	07/24/18	MXN	20.00	USD	329	7,040
USD Currency	Deutsche Bank AG	07/27/18	TRY	4.70	USD	152	3,720
USD Currency	JP Morgan Chase Bank NA	08/01/18	KRW	1,095.00	USD	200	880
USD Currency	Morgan Stanley & Co. International plc	08/03/18	MXN	19.50	USD	657	7,094
USD Currency	Deutsche Bank AG	08/13/18	MXN	18.50	USD	440	929
USD Currency	Deutsche Bank AG	08/16/18	INR	68.00	USD	220	820
USD Currency	Deutsche Bank AG	08/16/18	MXN	18.50	USD	440	986
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	19.50	USD	8,821	112,217
USD Currency	BNP Paribas SA	08/22/18	ZAR	12.45	USD	365	255
USD Currency	JP Morgan Chase Bank NA	08/27/18	ZAR	12.45	USD	365	321
USD Currency	Deutsche Bank AG	09/04/18	ZAR	12.55	USD	219	351
USD Currency	Goldman Sachs International	09/12/18	TRY	4.48	USD	146	1,089
USD Currency	Citibank NA	09/13/18	MXN	19.50	USD	155	2,282
USD Currency	Deutsche Bank AG	09/13/18	MXN	19.50	USD	155	2,288
USD Currency	JP Morgan Chase Bank NA	09/13/18	IDR	13,800.00	USD	180	258
USD Currency	Goldman Sachs International	09/18/18	MXN	20.50	USD	230	9,593
USD Currency	Morgan Stanley & Co. International plc	09/26/18	ZAR	12.90	USD	1,545	9,128
USD Currency	Morgan Stanley & Co. International plc	09/26/18	TRY	4.52	USD	1,579	15,329
USD Currency	Morgan Stanley & Co. International plc	10/04/18	MXN	18.00	USD	657	1,368
USD Currency	HSBC Bank plc	10/18/18	ZAR	12.63	USD	2,585	11,026
USD Currency	Citibank NA	10/19/18	TRY	4.50	USD	2,001	17,872

							210,784

							$268,858

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	134,835	$14	$67,418	$(67,404)
2Y-10 CMS Index Cap	0.34%	Citibank NA	08/28/18	USD	33,850	256	22,172	(21,916)

						$270	$89,590	$(89,320)

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	5,980	$337,585

Put
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04	USD	5,980	271,601

										$609,186

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Deutsche Bank AG	07/03/18	ZAR	15.00	EUR	66	$(5,053)
USD Currency	Deutsche Bank AG	07/09/18	TWD	30.85	USD	300	(226)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	73	(998)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	22.50	USD	146	(9)
USD Currency	JP Morgan Chase Bank NA	07/19/18	ZAR	12.70	USD	190	(14,849)
JPY Currency	HSBC Bank plc	07/25/18	KRW	10.60	JPY	20,000	(220)
USD Currency	Barclays Bank plc	07/27/18	CAD	1.30	USD	181	(2,571)
USD Currency	Barclays Bank plc	07/27/18	CAD	1.36	USD	272	(185)
USD Currency	Deutsche Bank AG	08/09/18	BRL	3.95	USD	264	(3,838)
USD Currency	Deutsche Bank AG	08/13/18	MXN	21.00	USD	440	(2,610)
USD Currency	Deutsche Bank AG	08/16/18	MXN	21.00	USD	440	(2,857)
USD Currency	JP Morgan Chase Bank NA	08/23/18	ZAR	13.70	USD	190	(5,882)
USD Currency	Goldman Sachs International	09/18/18	MXN	22.00	USD	230	(1,195)

							(40,493)

Put
EUR Currency	Deutsche Bank AG	07/03/18	ZAR	14.60	EUR	66	—
USD Currency	Morgan Stanley & Co. International plc	07/06/18	ZAR	12.20	USD	220	—
USD Currency	Deutsche Bank AG	07/12/18	MXN	19.50	USD	155	(1,149)
USD Currency	Goldman Sachs International	07/12/18	TRY	4.42	USD	146	(154)
USD Currency	Deutsche Bank AG	07/20/18	RUB	59.50	USD	548	(84)
USD Currency	Morgan Stanley & Co. International plc	07/24/18	TRY	4.45	USD	146	(464)
USD Currency	JP Morgan Chase Bank NA	08/01/18	KRW	1,060.00	USD	300	(78)
USD Currency	Morgan Stanley & Co. International plc	08/03/18	MXN	19.00	USD	986	(4,356)
USD Currency	Citibank NA	08/13/18	MXN	19.20	USD	155	(1,151)
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	18.50	USD	8,821	(21,424)

							(28,860)

							$(69,353)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.74%	Semi-Annual	JP Morgan Chase Bank NA	12/27/18	2.74%	USD	55,666	$(88,172)

Put
2-Year Interest Rate Swap	3.14%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	12/27/18	3.14	USD	55,666	(73,721)

										$(161,893)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD 2,132	$(32,192)	$(36,365)	$4,173

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	25,421	$6,637	$—	$6,637
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	11,810	(5,033)	—	(5,033)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,855	5,547	—	5,547
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	5,081	7,358	—	7,358
28 day MXIBTIIE	Monthly	7.94%	Monthly	N/A		06/19/23	MXN	10,429	1,406	—	1,406
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	1,733	(7,644)	—	(7,644)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	60	(2,683)	—	(2,683)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	91	3,208	—	3,208
6 month EURIBOR	Semi-Annual	0.94%	Annual	09/10/18	(a)	08/15/27	EUR	10,570	149,770	—	149,770
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	835	(1,679)	—	(1,679)
7.64%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	3,505	10,726	—	10,726
7.66%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	3,560	10,543	—	10,543
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/14/28	USD	70	(633)	—	(633)
2.89%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/19/28	USD	30	(140)	—	(140)
7.90%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	2,448	4,806	—	4,806
7.92%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	2,920	5,397	—	5,397
7.93%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	2,945	5,340	—	5,340
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	2,945	5,194	—	5,194
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	4,235	7,362	—	7,362

									$205,482	$—	$205,482

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	1,710	$1,348	$—	$1,348

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	135	$(982)	$483	$(1,465)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	(924)	770	(1,694)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	49	3,515	1,424	2,091
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	85	6,099	3,395	2,704
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/23	USD	85	6,098	3,395	2,703
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	60	4,305	1,695	2,610
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	84	6,027	6,602	(575)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	85	6,098	6,663	(565)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	77	5,525	3,141	2,384
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	84	6,027	6,568	(541)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	88	6,315	5,131	1,184
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	132	9,471	10,321	(850)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	84	6,027	6,635	(608)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	87	6,215	5,014	1,201
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	88	6,315	5,131	1,184
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/23	USD	97	6,987	5,840	1,147
Federative Republic of Brazil	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	42	3,013	1,143	1,870
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	90	6,458	5,135	1,323
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	92	6,601	3,488	3,113
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	113	8,108	4,260	3,848
Republic of Argentina	5.00%	Quarterly	Bank of America NA	06/20/23	USD	27	(729)	(1,078)	349
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	50	(1,352)	(2,220)	868
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	36	(974)	(1,599)	625
Republic of Argentina	5.00%	Quarterly	HSBC Bank plc	06/20/23	USD	37	(1,000)	(1,722)	722
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	209	10,374	5,368	5,006

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	646	$(1,548)	$(7,629)	$6,081
Republic of Turkey	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	35	3,005	2,543	462
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	06/20/23	USD	35	3,005	2,417	588
Republic of Turkey	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	65	5,581	4,489	1,092
Republic of Turkey	1.00%	Quarterly	HSBC Bank plc	06/20/23	USD	35	3,005	2,346	659
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	29	2,490	2,166	324
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	127	1,744	1,006	738
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	83	1,140	1,618	(478)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	66	907	1,287	(380)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	83	1,140	1,563	(423)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	82	1,126	1,580	(454)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	83	1,140	1,489	(349)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/23	USD	60	824	488	336
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	117	1,607	957	650
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	81	1,113	638	475
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	73	1,003	689	314
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	85	1,167	1,638	(471)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/23	USD	146	2,004	1,203	801
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	101	1,387	507	880
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	60	1,184	1,125	59
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	100	1,973	1,725	248
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	196	3,867	3,102	765
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	60	1,184	1,051	133
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	30	592	560	32
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	150	59	1,797	(1,738)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	120	46	1,456	(1,410)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	100	38	1,198	(1,160)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	230	89	2,970	(2,881)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	90	35	1,079	(1,044)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	140	(904)	(20)	(884)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	200	(1,291)	(148)	(1,143)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	230	(1,484)	—	(1,484)
CMBX.NA.6.BBB-	3.00%	Monthly	JP Morgan Securities LLC	05/11/63	USD	30	3,102	2,879	223

							$153,947	$124,752	$29,195

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	135	$982	$(557)	$1,539
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	135	924	(673)	1,597
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	390	(99)	(2,238)	2,139
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	95	(21)	(526)	505
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	60	(1,394)	(5,946)	4,552
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	60	(1,394)	(3,283)	1,889
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	4	(413)	(403)	(10)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	150	(15,479)	(13,154)	(2,325)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	37	(3,819)	(4,478)	659
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	80	(8,255)	(8,585)	330
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	45	(4,644)	(4,643)	(1)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	69	(7,120)	(6,764)	(356)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	30	(3,096)	(3,656)	560
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2	(206)	(238)	32
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	30	(3,096)	(2,821)	(275)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	120	(2,487)	(5,200)	2,713
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	60	(1,244)	(2,646)	1,402
CMBX.NA.10.BBB-	3.00%	Monthly	JP Morgan Securities LLC	11/17/59	NR	USD	10	(901)	(862)	(39)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	NR	USD	30	(3,102)	(2,380)	(722)

								$(54,864)	$(69,053)	$14,189

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	716	$452	$—	$452
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	8,086	(2,022)	—	(2,022)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	9,703	(2,449)	—	(2,449)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	13,800	(3,781)	—	(3,781)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	7,828	(2,145)	—	(2,145)
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	(6,030)	—	(6,030)
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	672	3,798	—	3,798
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	(2,217)	—	(2,217)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	(1,177)	—	(1,177)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	(3,797)	—	(3,797)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,395	15,247	—	15,247
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	(580)	—	(580)

								$(4,701)	$—	$(4,701)

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price (a)	Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD Currency	8.90%	Deutsche Bank AG	02/26/19	USD	718	$(2,374)	$—	$(2,374)
USD Currency	8.90%	Deutsche Bank AG	02/26/19	USD	1,430	(4,728)	—	(4,728)
USD Currency	8.73%	Deutsche Bank AG	04/03/19	USD	1,430	(2,348)	—	(2,348)
USD Currency	8.90%	Deutsche Bank AG	04/03/19	USD	706	(1,842)	—	(1,842)
USD Currency	8.90%	Deutsche Bank AG	04/03/19	USD	706	(1,843)	—	(1,843)

						$(13,135)	$—	$(13,135)

(a)	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.10%
3 month JIBAR	Johannesburg Interbank Average Rate	6.96
3 month LIBOR	London Interbank Offered Rate	2.34
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)
6 month WIBOR	Warsaw Interbank Offered Rate	1.68

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(36,365)	$228,815	$(17,812)	$—
OTC Swaps	139,168	(83,469)	87,206	(61,658)	—
OTC Options Written	N/A	N/A	26,112	(29,653)	(231,246)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$345,416	$—	$345,416
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,055,722	—	—	1,055,722
Options purchased
Investments at value — unaffiliated(b)	—	—	—	274,355	609,456	—	883,811
Swaps — centrally cleared
Net unrealized appreciation(a)	—	4,173	—	—	223,294	1,348	228,815
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	206,877	—	—	19,497	—	226,374

	$—	$211,050	$—	$1,330,077	$1,197,663	$1,348	$2,740,138

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$443,453	$—	$443,453
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	502,638	—	—	502,638
Options written
Options written, at value	—	—	—	69,353	161,893	—	231,246
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	17,812	—	17,812
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	107,794	—	13,135	24,198	—	145,127

	$—	$107,794	$—	$585,126	$647,356	$—	$1,340,276

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$511,739	$—	$511,739
Forward foreign currency exchange contracts	—	—	—	260,645	—	—	260,645
Options purchased(a)	—	—	—	(552,215)	(74,581)	—	(626,796)
Options written	—	5,134	—	360,327	451,599	—	817,060
Swaps	—	42,130	—	—	(304,825)	(34,928)	(297,623)

	$—	$47,264	$—	$68,757	$583,932	$(34,928)	$665,025

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(147,751)	$—	$(147,751)
Forward foreign currency exchange contracts	—	—	—	575,656	—	—	575,656
Options purchased(b)	—	—	—	244,654	205,287	—	449,941
Options written	—	—	—	(172,317)	(141,494)	—	(313,811)
Swaps	—	73,928	(41,716)	(13,135)	424,001	(7,555)	435,523

	$—	$73,928	$(41,716)	$634,858	$340,043	$(7,555)	$999,558

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$142,209,230
Average notional value of contracts — short	$50,322,962
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$32,732,859
Average amounts sold — in USD	$13,260,698
Options:
Average value of option contracts purchased	$595,168
Average value of option contracts written	$119,475
Average notional value of swaption contracts purchased
Average notional value of swaption contracts written	$103,556,000
Average value of interest rate caps purchased	$135
Credit default swaps:
Average notional value — buy protection	$7,042,048
Average notional value — sell protection	$1,842,259
Interest rate swaps:
Average notional value — pays fixed rate	$35,938,983
Average notional value — receives fixed rate	$44,818,414
Inflation Swaps:
Average notional value — receives fixed rate	$855,000
Total return swaps:
Average notional value	$5,759,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$115
Forward foreign currency exchange contracts	1,055,722	502,638
Options(a)	883,811	231,246
Swaps — Centrally cleared	6,987	—
Swaps — OTC(b)	226,374	145,127

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,172,894	$879,126
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,987)	(115)

Total derivative assets and liabilities subject to an MNA	$2,165,907	$879,011

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$14,510	$(14,510)	$—	$—	$—
Barclays Bank plc	148,742	(12,169)	—	—	136,573
BNP Paribas SA	291,727	(288,136)	—	—	3,591
Citibank NA	224,852	(29,718)	—	—	195,134
Citigroup Global Markets, Inc.	1,184	—	—	—	1,184
Credit Suisse International	16,002	(16,002)	—	—	—
Deutsche Bank AG	271,212	(94,992)	—	—	176,220
Goldman Sachs International	93,645	(47,597)	—	—	46,048
HSBC Bank plc	110,168	(26,591)	—	—	83,577
JP Morgan Chase Bank NA	724,168	(252,555)	—	(471,613)	—
JP Morgan Securities LLC	3,102	(901)	—	—	2,201
Morgan Stanley & Co. International plc	215,744	(59,104)	—	—	156,640
Nomura International PLC	1,586	—	—	—	1,586

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Royal Bank of Canada	$52	$(52)	$—	$—	—
Royal Bank of Scotland	13,205	(7,791)	—	—	$5,414
Standard Chartered Bank	5,860	(2,972)	—	—	2,888
State Street Bank and Trust Co.	487	—	—	—	487
UBS AG	29,661	(5,352)	—	—	24,309

	$2,165,907	$(858,442)	$—	$(471,613)	$835,852

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$25,998	$(14,510)	$—	$—	$11,488
Barclays Bank plc	12,169	(12,169)	—	—	—
BNP Paribas SA	288,136	(288,136)	—	—	—
Citibank NA	29,718	(29,718)	—	—	—
Credit Suisse International	24,489	(16,002)	—	—	8,487
Deutsche Bank AG	94,992	(94,992)	—	—	—
Goldman Sachs International	47,597	(47,597)	—	—	—
HSBC Bank plc	26,591	(26,591)	—	—	—
JP Morgan Chase Bank NA	252,555	(252,555)	—	—	—
JP Morgan Securities LLC	901	(901)	—	—	—
Morgan Stanley & Co. International plc	59,104	(59,104)	—	—	—
Royal Bank of Canada	646	(52)	—	—	594
Royal Bank of Scotland	7,791	(7,791)	—	—	—
Standard Chartered Bank	2,972	(2,972)	—	—	—
UBS AG	5,352	(5,352)	—	—	—

	$879,011	$(858,442)	$—	$—	$20,569

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$50,705,707	$3,614,437	$54,320,144
Corporate Bonds:
Aerospace & Defense	—	2,964,312	—	2,964,312
Air Freight & Logistics	—	390,538	—	390,538
Airlines	—	1,733,208	—	1,733,208
Auto Components	—	443,878	—	443,878
Automobiles	—	2,319,916	—	2,319,916
Banks	—	30,642,806	—	30,642,806
Beverages	—	1,712,080	—	1,712,080
Biotechnology	—	2,241,260	—	2,241,260
Building Products	—	608,907	—	608,907
Capital Markets	—	5,044,058	4,000,000	9,044,058
Chemicals	—	403,579	—	403,579
Commercial Services & Supplies	—	343,570	—	343,570
Communications Equipment	—	62,926	—	62,926
Consumer Finance	—	6,809,108	—	6,809,108

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Containers & Packaging	$—	$285,865	$—	$285,865
Diversified Consumer Services	—	641,997	—	641,997
Diversified Financial Services	—	1,388,369	967,239	2,355,608
Diversified Telecommunication Services	—	5,373,246	—	5,373,246
Electric Utilities	—	5,994,802	—	5,994,802
Electrical Equipment	—	114,566	—	114,566
Electronic Equipment, Instruments & Components	—	478,963	—	478,963
Energy Equipment & Services	—	862,553	—	862,553
Equity Real Estate Investment Trusts (REITs)	—	1,735,959	—	1,735,959
Food & Staples Retailing	—	482,911	—	482,911
Food Products	—	424,949	—	424,949
Health Care Equipment & Supplies	—	2,382,633	—	2,382,633
Health Care Providers & Services	—	4,726,231	—	4,726,231
Hotels, Restaurants & Leisure	—	313,504	—	313,504
Household Durables	—	247,996	—	247,996
Industrial Conglomerates	—	296,506	—	296,506
Insurance	—	894,119	—	894,119
IT Services	—	1,082,755	—	1,082,755
Life Sciences Tools & Services	—	388,569	—	388,569
Media	—	4,757,853	—	4,757,853
Metals & Mining	—	856,049	—	856,049
Multi-Utilities	—	653,429	—	653,429
Oil, Gas & Consumable Fuels	—	10,849,619	—	10,849,619
Paper & Forest Products	—	118,150	—	118,150
Pharmaceuticals	—	2,757,970	—	2,757,970
Road & Rail	—	948,867	—	948,867
Semiconductors & Semiconductor Equipment	—	3,792,233	—	3,792,233
Software	—	3,287,928	—	3,287,928
Specialty Retail	—	228,335	—	228,335
Technology Hardware, Storage & Peripherals	—	1,676,628	—	1,676,628
Thrifts & Mortgage Finance	—	318,733	—	318,733
Tobacco	—	921,692	—	921,692
Trading Companies & Distributors	—	468,415	—	468,415
Wireless Telecommunication Services	—	2,375,767	—	2,375,767
Floating Rate Loan Interests:
Aerospace & Defense	—	212,921	—	212,921
Air Freight & Logistics	—	190,766	—	190,766
Building Products	—	108,069	—	108,069
Chemicals	—	191,727	—	191,727
Construction & Engineering	—	254,204	—	254,204
Construction Materials	—	298,478	—	298,478
Containers & Packaging	—	300,472	—	300,472
Diversified Financial Services	—	299,623	—	299,623
Diversified Telecommunication Services	—	301,964	—	301,964
Electric Utilities	—	276,211	—	276,211
Hotels, Restaurants & Leisure	—	447,271	—	447,271
IT Services	—	300,827	—	300,827
Machinery	—	256,933	—	256,933
Media	—	537,574	—	537,574
Oil, Gas & Consumable Fuels	—	—	129,350	129,350
Specialty Finance	—	—	1,416,859	1,416,859
Thrifts and Mortgage Finance	—	519,720	—	519,720
Trading Companies & Distributors	—	463,807	—	463,807
Foreign Agency Obligations	—	888,544	—	888,544
Foreign Government Obligations	—	16,274,219	—	16,274,219
Municipal Bonds	—	23,598,916	—	23,598,916
Non-Agency Mortgage-Backed Securities	—	26,449,171	1,659,025	28,108,196
Preferred Securities:
Banks	378,614	—	—	378,614
Capital Markets	—	255,488	—	255,488
Industrial Conglomerates	—	256,100	—	256,100
Media	—	202,000	—	202,000
U.S. Government Sponsored Agency Securities	—	143,793,926	39,704	143,833,630
U.S. Treasury Obligations	—	73,788,044	—	73,788,044

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Certificates of Deposit	$—	$5,732,541	$—	$5,732,541
Commercial Paper	—	3,745,468	—	3,745,468
Foreign Government Obligations	—	9,617,013	—	9,617,013
Money Market Funds	15,391,229	—	—	15,391,229
Options Purchased:
Foreign currency exchange contracts	880	273,475	—	274,355
Interest rate contracts	—	609,456	—	609,456
Liabilities:
TBA Sale Commitments	—	(23,249,255)	—	(23,249,255)

	$15,770,723	$455,749,687	$11,826,614	$483,347,024

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$71,882	$—	$71,882
Foreign currency exchange contracts	—	1,055,722	—	1,055,722
Interest rate contracts	345,416	242,791	—	588,207
Other Contracts	—	1,348	—	1,348
Liabilities:
Credit contracts	—	(24,325)	—	(24,325)
Foreign currency exchange contracts	(78)	(585,048)	—	(585,126)
Interest rate contracts	(443,453)	(203,903)	—	(647,356)

	$(98,115)	$558,467	$—	$460,352

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$2,576,403	$1,000,000	$1,599,976	$2,319,947	$—	$7,496,326
Transfers into Level 3	113,721	—	—	306,954	43,867	464,542
Transfers out of Level 3(a)	(1,554,640)	—	—	(590,519)	—	(2,145,159)
Other(b)	408,303	—	129,350	(537,653)	—	—
Accrued discounts/premiums	5,206	—	1,145	2,097	(74)	8,374
Net realized gain (loss)	(16,841)	—	9,561	4,560	(1,398)	(4,118)
Net change in unrealized appreciation (depreciation)(c)(d)	(6,749)	—	4,850	(15,027)	(2,691)	(19,617)
Purchases	2,462,558	4,000,000	1,367,922	696,539	—	8,527,019
Sales	(373,524)	(32,761)	(1,566,595)	(527,873)	—	(2,500,753)

Closing Balance, as of June 30, 2018	$3,614,437	$4,967,239	$1,546,209	$1,659,025	$39,704	$11,826,614

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(d)	$(6,749)	$—	$—	$(5,138)	$(2,691)	$(14,578)

(a)

As of December 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, the investments at beginning of the period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Floating Rate Loan Interests and Non-Agency Mortgage-Backed Securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	41

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $497,050,187)	$491,205,050
Investments at value — affiliated (cost — $15,391,229)	15,391,229
Cash pledged:
Futures contracts	800,050
Centrally cleared swaps	429,090
Foreign currency at value (cost — $3,018,335)	3,009,015
Receivables:
Investments sold	12,413,551
TBA sale commitments	23,176,941
Capital shares sold	91,241
Dividends — affiliated	28,133
Dividends — unaffiliated	8,147
Interest — unaffiliated	2,582,342
From the Manager	59,024
Variation margin on centrally cleared swaps	6,987
Swap premiums paid	139,168
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,055,722
OTC swaps	87,206
Prepaid expenses	918
Other assets	13,609

Total assets	550,497,423

LIABILITIES
Bank overdraft	494,375
Cash received:
Collateral — OTC derivatives	620,000
Options written at value (premium received $227,705)	231,246
TBA sale commitments at value (proceeds $23,176,941)	23,249,255
Reverse repurchase agreements at value	17,852,400
Payables:
Investments purchased	71,623,189
Capital shares redeemed	330,578
Income dividend distributions	831,360
Distribution fees	56,334
Variation margin on futures contracts	115
Board realignment and consolidation	59,024
Investment advisory fees	144,716
Directors’ and Officer’s fees	2,804
Other affiliates	1,469
Other accrued expenses	248,119
Swap premiums received	83,469
Unrealized depreciation on:
Forward foreign currency exchange contracts	502,638
OTC swaps	61,658

Total liabilities	116,392,749

NET ASSETS	$434,104,674

NET ASSETS CONSIST OF
Paid-in capital	$447,873,788
Distributions in excess of net investment income	(189,545)
Accumulated net realized loss	(8,351,985)
Net unrealized appreciation (depreciation)	(5,227,584)

NET ASSETS	$434,104,674

NET ASSET VALUE
Class I — Based on net assets of $142,705,708 and 12,327,613 shares outstanding, 600 million shares authorized, $0.10 par value.	$11.58

Class III — Based on net assets of $291,398,966 and 25,473,321 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.44

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$143,781
Dividends — unaffiliated	15,327
Interest — unaffiliated	7,089,391
Foreign taxes withheld	(23,278)

Total investment income	7,225,221

EXPENSES
Investment advisory	927,594
Transfer agent — class specific	384,491
Distribution — class specific	351,600
Board realignment and consolidation	59,024
Accounting services	57,591
Professional	44,346
Custodian	36,646
Printing	35,391
Directors and Officer	10,290
Transfer agent	2,480
Miscellaneous	63,270

Total expenses excluding interest expense	1,972,723
Interest expense	107,684

Total expenses	2,080,407
Less:
Fees waived and/or reimbursed by the Manager	(65,857)
Transfer agent fees waived and/or reimbursed — class specific	(300,573)

Total expenses after fees waived and/or reimbursed	1,713,977

Net investment income	5,511,244

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,183,709)
Borrowed bonds	(17,524)
Forward foreign currency exchange contracts	260,645
Foreign currency transactions	109,456
Futures contracts	511,739
Options written	817,060
Swaps	(297,623)

(5,799,956)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,036,470)
Borrowed bonds	45,199
Forward foreign currency exchange contracts	575,656
Foreign currency translations	(22,692)
Futures contracts	(147,751)
Options written	(313,811)
Swaps	435,523

(6,464,346)

Net realized and unrealized loss	(12,264,302)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,753,058)

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,511,244	$8,577,067
Net realized gain (loss)	(5,799,956)	186,051
Net change in unrealized appreciation (depreciation)	(6,464,346)	3,365,524

Net increase (decrease) in net assets resulting from operations	(6,753,058)	12,128,642

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(1,942,765)	(3,931,362)
Class III	(3,320,589)	(4,976,227)

Decrease in net assets resulting from distributions to shareholders	(5,263,354)	(8,907,589)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	26,331,768	83,969,566

NET ASSETS
Total increase in net assets	14,315,356	87,190,619
Beginning of period	419,789,318	332,598,699

End of period	$434,104,674	$419,789,318

Distributions in excess of net investment income, end of period	$(189,545)	$(437,435)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.91		$11.79		$11.71	$11.93	$11.51	$12.01

Net investment income(a)	0.16		0.29		0.23	0.22	0.32	0.32
Net realized and unrealized gain (loss)	(0.34)		0.13		0.09	(0.19)	0.44	(0.45)

Net increase (decrease) from investment operations	(0.18)		0.42		0.32	0.03	0.76	(0.13)

Distributions(b)
From net investment income	(0.15)		(0.30)		(0.24)	(0.25)	(0.34)	(0.37)

Net asset value, end of period	$11.58		$11.91		$11.79	$11.71	$11.93	$11.51

Total Return(c)
Based on net asset value	(1.48	)%(d)	3.60	%(e)	2.76%	0.26%	6.66%	(1.14)%

Ratios to Average Net Assets(f)
Total expenses	0.83	%(g)(h)	0.94%		0.82%	0.92%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(g)	0.74%		0.62%	0.74%	0.69%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.55	%(g)	0.62%		0.59%	0.69%	0.66%	0.65%

Net investment income	2.79	%(g)	2.43%		1.92%	1.89%	2.68%	2.75%

Supplemental Data
Net assets, end of period (000)	$142,706		$152,138		$157,445	$154,046	$130,765	$135,943

Portfolio turnover rate(i)	237%		627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%	—%

(g)	Annualized.
(h)	Board realignment consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	158%	389%	396%	625%	560%	498%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.76		$11.65		$11.57	$11.79	$11.38	$11.86

Net investment income(a)	0.14		0.25		0.19	0.18	0.27	0.28
Net realized and unrealized gain (loss)	(0.33)		0.12		0.10	(0.19)	0.44	(0.42)

Net increase (decrease) from investment operations	(0.19)		0.37		0.29	(0.01)	0.71	(0.14)

Distributions(b)
From net investment income	(0.13)		(0.26)		(0.21)	(0.21)	(0.30)	(0.34)

Net asset value, end of period	$11.44		$11.76		$11.65	$11.57	$11.79	$11.38

Total Return(c)
Based on net asset value	(1.58	)%(d)	3.21	%(e)	2.46%	(0.08)%	6.28%	(1.30)%

Ratios to Average Net Assets(f)
Total expenses	1.02	%(g)	1.16%		1.01%	1.06%	1.11%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(g)	1.06%		0.93%	1.04%	1.01%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.86	%(g)	0.94%		0.89%	0.98%	0.98%	0.94%

Net investment income	2.48	%(g)	2.15%		1.61%	1.54%	2.31%	2.45%

Supplemental Data
Net assets, end of period (000)	$291,399		$267,651		$175,153	$68,844	$7,300	$2,750

Portfolio turnover rate(h)	237%		627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	158%	389%	396%	625%	560%	498%

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $16,701,946 and 1.35%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Reverse Repurchase Agreements

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Received	Net Amount
BNP Paribas SA	$(6,890,926)	$6,890,926	$—	$—
Deutsche Bank Securities, Inc.	(5,730,089)	5,728,430	—	(1,659)
J.P. Morgan Securities LLC	(5,231,385)	5,220,299	—	(11,086)

	$(17,852,400)	$17,839,655	$—	$(12,745)

(a)

Net collateral with a value of $17,840,738 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

•

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund and BlackRock High Yield V.I. Fund, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

For the six months ended June 30, 2018, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $889,341,646.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $351,600.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$154,365	$230,126	$384,491

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $6,833.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount reimbursed was $59,024.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $2,395 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$154,365	$146,208	$300,573

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: During the six months ended June 30, 2018, the Fund has not received any reimbursement from an affiliate, related to an operating error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$277,530
Sales	120,735
Net Realized Loss	(2,256)

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$957,270,610	$918,281,775
U.S Government Securities	116,201,248	177,839,129

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls were $357,125,439 and $357,386,291, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2017 the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $2,473,996.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$512,530,938

Gross unrealized appreciation	$3,780,239
Gross unrealized depreciation	(9,099,156)

Net unrealized appreciation (depreciation)	$(5,318,917)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	470,408	$5,513,589	738,932	$8,778,869
Shares issued in reinvestment of distributions	164,417	1,920,781	330,876	3,939,184
Shares redeemed	(1,086,003)	(12,660,598)	(1,644,712)	(19,574,644)

Net decrease	(451,178)	$(5,226,228)	(574,904)	$(6,856,591)

Class III
Shares sold	3,395,944	$39,340,920	7,912,809	$93,125,910
Shares issued in reinvestment of distributions	277,609	3,202,827	409,818	4,824,507
Shares redeemed	(950,212)	(10,985,751)	(606,082)	(7,124,260)

Net increase	2,723,341	$31,557,996	7,716,545	$90,826,157

Total Net Increase	2,272,163	$26,331,768	7,141,641	$83,969,566

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund, pursuant to which the Fund will reorganize into a newly created series (the “New Fund”) of a newly organized Maryland corporation. This reorganization with respect to the Fund (the “Reorganization”) is expected to close in the third quarter of 2018. The Reorganization is not subject to approval by shareholders of the Fund.

The New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Fund. The Fund will be the performance and accounting survivor of its Reorganization, meaning that the New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization is intended to be tax-free meaning that the Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Fund will become shareholders of the New Fund. If you are a shareholder of the Fund, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

NOTES TO FINANCIAL STATEMENTS	59

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Columbian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
CWABS	Countrywide Asset-Backed Certificates
DAC	Designated Activity Company
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
OTC	Over-The-Counter
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
TBA	To-be-announced
WIBOR	WIBOR

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Variable Series Funds, Inc.

➢	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund performed in line with its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. A below-benchmark stance with respect to duration and corresponding interest rate sensitivity aided return as rates rose. In addition, the Fund’s positioning along the U.S. Treasury yield curve added to performance. Allocations to securitized sectors including commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and residential mortgage-backed securities (“MBS”) also contributed positively. These segments continued to benefit from favorable fundamentals around the U.S. consumer, housing and commercial real estate. The Fund’s strategies with respect to both global interest rates and currencies added to relative performance as well.

Detractors from relative performance included security selection within 30-year agency MBS and the Fund’s weighting to 15-year MBS.

Describe recent portfolio activity.

During the six-month period, the Fund decreased its allocation to U.S. government securities, while adding exposures in agency MBS, primarily in pass-throughs with a smaller increase to collateralized mortgage obligations (“CMOs”). The Fund kept its out-of-benchmark allocation to securitized assets roughly unchanged during the period, adding some exposures in CMBS while trimming exposures in CLOs. The Fund maintained an underweight stance with respect to duration, with the degree of underweight decreasing over the period.

The Fund employed derivatives, primarily through options and futures contracts, as a means to manage allocations in MBS and securitized assets. Over the period, the use of derivatives contributed positively to Fund performance.

Describe portfolio positioning at period end.

The Fund maintained an overweight to agency MBS on a positive view with respect to demand, valuations and prepayment risk, with a tilt toward 15-year relative to 30-year MBS. The Fund continued to hold a core allocation to CMBS and agency CMOs for incremental income. The Fund was modestly underweight U.S. duration. Outside of the U.S., the Fund held a short position in German interest rates on the view that bond valuations are stretched in that market. The Fund was long a basket of emerging market currencies through the use of options in order to benefit from any rebound in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	53%
U.S. Treasury Obligations	40
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

2	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock U.S. Government Bond V.I. Fund

Performance Summary for the Period Ended June 30, 2018

	Standardized 30-Day Yields (c)	Unsubsidized 30-Day Yields (c)	6-Month Total Returns (d)	Average Annual Total Returns
				1 Year (d)	5 Years (d)		10 Years (d)
Class I(a)(b)	2.32%	1.96%	(0.98)%	(0.92)%	1.56%		2.69%
Class III(a)(b)	2.04	1.78	(1.03)	(1.12)	1.28	(e)	2.42	(e)
Bloomberg Barclays U.S. Government/Mortgage Index(f)	—	—	(1.01)	(0.30)	1.80		3.20
Bloomberg Barclays U.S. Mortgage-Backed Securities Index(g)	—	—	(0.95)	0.15	2.25		3.54

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund.”

(c)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(d)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(e)

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac.
(g)	An unmanaged index that includes the mortgaged-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense and Fees	Excluding interest expense and Fees		Including interest expense and Fees		Excluding interest expense and Fees
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
Class I	$1,000.00	$990.20	$5.58	$4.00	$1,000.00	$1,019.19	$5.66	$1,020.78	$4.06
Class III	1,000.00	989.70	7.01	5.48	1,000.00	1,017.75	7.10	1,019.29	5.56

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class I and 1.42% for Class III ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.81% for Class I and 1.11% for Class III ), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 4.8%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26(a)(b)	USD	210	$210,892
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27(a)(b)		200	200,168
CIFC Funding Ltd., Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/17/27(a)		400	400,496
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.54%, 08/15/30(a)(b)		700	700,977
OCP CLO Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.73%, 11/22/25(a)(b)		556	556,892
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, (LIBOR USD 3 Month + 1.12%), 3.48%, 04/20/25(a)(b)		299	298,934
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		100	96,421
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.78%, 04/20/31(a)(b)		500	500,391

Total Asset-Backed Securities — 4.8% (Cost: $2,960,885)			2,965,171

Non-Agency Mortgage-Backed Securities — 4.1%

Collateralized Mortgage Obligations — 0.2%
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, 11/25/57		135	134,376

Commercial Mortgage-Backed Securities — 3.5%(b)
AREIT Trust, Series 2018-CRE1, Class A, 2.92%, 02/15/35(c)(d)		160	160,096
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.48%, 07/05/33(c)		700	700,401
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		440	429,158
CSMC Trust:
Series 2016-MFF, Class A, 3.67%, 11/15/33(c)		69	69,659
Series 2017-CALI, Class A, 3.43%, 11/10/32		120	119,007
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34		180	178,741
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.37%, 12/15/34(c)		143	143,400
LMREC, Inc., Series 2016-CRE2, Class A, 3.78%, 11/24/31(c)		100	100,500
RAIT Trust, Series 2017-FL7, Class A, 3.02%, 06/15/37(c)		248	247,975

			2,148,937

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.90%, 05/10/58		844	85,204
Core Industrial Trust(b):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		3,300	79,817
Series 2015-WEST, Class XA, 1.08%, 02/10/37		1,600	87,272

			252,293

Total Non-Agency Mortgage-Backed Securities — 4.1% (Cost: $2,569,678)			2,535,606

U.S. Government Sponsored Agency Securities — 72.4%

Agency Obligations — 0.9%
Federal Home Loan Bank, 4.00%, 04/10/28		500	530,952

Collateralized Mortgage Obligations — 1.8%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		648	637,965
Series 2011-8, Class ZA, 4.00%, 02/25/41		269	274,239

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.80%, 07/20/39(c)	USD	175	$193,737

			1,105,941
Interest Only Commercial Mortgage-Backed Securities — 2.6%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series K064, Class X1, 0.74%, 03/25/27(c)		1,395	63,104
Federal National Mortgage Association ACES Variable Rate Notes:(c)
Series 2015-M1, Class X2, 0.65%, 09/25/24		5,062	145,149
Series 2016-M4, Class X2, 2.68%, 01/25/39		391	40,482
Finnish Real Estate Management Federation Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22(b)(c)		22,503	64,094
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(c)		942	1
Series 2003-17, 0.00%, 03/16/43(c)		2,210	–
Series 2003-109, 0.00%, 11/16/43(c)		1,996	379
Series 2017-54, 0.65%, 12/16/58(c)		182	11,349
Series 2017-168, 0.66%, 12/16/59(c)		735	46,865
Series 2017-72, 0.68%, 04/16/57(c)		1,346	85,039
Series 2017-53, 0.69%, 11/16/56(c)		2,057	122,320
Series 2017-44, 0.70%, 04/17/51(c)		763	44,763
Series 2017-64, 0.72%, 11/16/57(c)		358	23,575
Series 2017-30, 0.76%, 08/16/58(c)		763	47,509
Series 2017-61, 0.77%, 05/16/59(c)		514	39,489
Series 2016-22, 0.77%, 11/16/55(c)		2,608	142,577
Series 2016-45, 1.01%, 02/16/58(c)		3,517	272,884
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.13%, 04/16/58(a)		3,793	317,701
Series 2016-113, 1.19%, 02/16/58(c)		1,560	143,142

			1,610,422

Mortgage-Backed Securities — 67.1%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		437	425,684
2.50%, 07/15/33(e)		234	227,147
3.00%, 09/01/27 - 12/01/46		627	616,998
3.00%, 07/15/33 - 07/15/48(e)		1,469	1,428,071
3.50%, 04/01/31 - 01/01/48		2,633	2,639,934
3.50%, 06/15/44(e)		358	356,121
4.00%, 08/01/40 - 08/01/47		578	594,063
4.00%, 09/15/43(e)		830	845,995
4.50%, 02/01/39 - 12/01/43		185	193,937
4.50%, 11/15/40(e)		266	276,777
5.00%, 10/01/41 - 11/01/41		211	225,105
5.50%, 06/01/41		141	152,625
8.00%, 12/01/29 - 07/01/30		33	38,606
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		150	142,159
2.50%, 06/01/28 - 02/01/33		1,080	1,052,467
2.50%, 04/25/29(e)		13	12,634
3.00%, 04/01/29 - 03/01/47		4,709	4,618,872
3.00%, 07/25/33(e)		1,538	1,528,971
3.50%, 10/25/27 - 04/25/44(e)		2,619	2,608,496
3.50%, 04/01/29 - 01/01/48		4,056	4,069,079
4.00%, 01/01/26 - 04/01/48		3,412	3,509,797
4.00%, 09/25/43(e)		1,116	1,137,764
4.50%, 05/01/24 - 10/01/47		2,051	2,153,891
4.50%, 04/25/41(e)		382	397,761
5.00%, 09/01/35 - 08/01/41		287	306,981
5.50%, 05/01/34 - 12/01/39		279	301,978
6.00%, 04/01/35 - 06/01/41		320	353,138
6.50%, 05/01/40		59	65,415

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47	USD	2,015	$1,980,140
3.00%, 07/15/48(e)		53	51,852
3.50%, 12/20/41 - 10/20/46		3,777	3,801,573
4.00%, 09/20/40 - 04/20/48		582	599,541
4.00%, 07/15/48(e)		1,589	1,628,088
4.50%, 12/20/39 - 02/15/42		1,881	1,978,650
4.50%, 10/20/41(e)		62	64,442
5.00%, 12/15/38 - 07/20/42		134	142,045
5.50%, 01/15/34		656	721,916

			41,248,713

Total U.S. Government Sponsored Agency Securities — 72.4% (Cost: $45,105,197)			44,496,028

U.S. Treasury Obligations — 54.4%
U.S. Treasury Bonds:
4.25%, 05/15/39		203	244,877
4.50%, 08/15/39		197	245,642
4.38%, 11/15/39		198	243,184
3.13%, 02/15/43		771	791,510
3.13%, 05/15/48(f)		1,054	1,083,273
2.88%, 05/15/43 - 11/15/46		994	975,949
3.63%, 08/15/43		736	820,410
3.75%, 11/15/43		781	887,869
3.00%, 02/15/47		140	140,503
U.S. Treasury Notes:
1.25%, 08/31/19(f)		1,976	1,949,602
1.00%, 10/15/19(f)		1,976	1,939,954
2.50%, 05/31/20(f)		3,053	3,051,569
1.63%, 06/30/20 - 10/31/23		3,557	3,450,908
2.63%, 05/15/21(f)		2,388	2,388,187
1.13%, 06/30/21(f)		1,383	1,323,250
2.25%, 07/31/21 - 02/15/27		3,765	3,664,419
2.13%, 09/30/21		1,383	1,360,526
1.88%, 04/30/22		1,383	1,341,996
2.75%, 05/31/23(f)		2,068	2,070,585
2.00%, 04/30/24 - 08/15/25		2,866	2,739,139
2.00%, 11/15/26(f)		818	766,588
2.88%, 05/31/25		1,285	1,289,919
2.88%, 05/15/28(f)		616	617,227

Total U.S. Treasury Obligations — 54.4% (Cost: $33,622,696)			33,387,086

Total Long-Term Investments — 135.7% (Cost: $84,258,456)			83,383,891

Short-Term Securities — 4.8%

Certificates of Deposit — 1.2%
Yankee — 0.9%(g)
BNP Paribas SA, New York, 2.66%, 04/18/19		140	140,056
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19		140	140,018
MUFG Bank Ltd., New York, 2.68%, 04/17/19(b)		130	130,089
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.18%), 2.54%, 04/18/19(a)		130	130,030

			540,193

Security		Par (000)	Value
Certificates of Deposit (continued)
Domestic — 0.3%
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.21%), 2.56%, 04/16/19(a)	USD	130	$130,080
2.70%, 04/16/19		60	60,033

			190,113

Total Certificates of Deposit — 1.2% (Cost: $730,000)			730,306

Commercial Paper — 0.2%
JPMorgan Securities LLC, (LIBOR USD 3 Month + 0.18%), 2.53%, 04/15/19(a)		130	130,030

Total Commercial Paper — 0.2% (Cost: $130,000)			130,030

Foreign Government Obligations — 2.0%
Japan — 2.0%
Government of Japan Treasury Bills:(h)
(0.14)%, 08/13/18	JPY	68,300	616,987
(0.14)%, 09/03/18		67,000	605,289

			1,222,276

Total Foreign Government Obligations — 2.0% (Cost: $1,227,900)			1,222,276

		Shares
Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(i)(j)		883,374	883,374

Total Money Market Funds — 1.4% (Cost: $883,374)			883,374

Total Short-Term Securities — 4.8% (Cost: $2,971,274)			2,965,986

Total Options Purchased — 0.2% (Cost: $132,255)			111,271

Total Investments Before Options Written and TBA Sale Commitments — 140.7% (Cost: $87,361,985)			86,461,148

Total Options Written — 0.0% (Premium Received — $34,271)			(25,600)

		Par (000)
TBA Sale Commitments — (14.0)%(e)

Mortgage-Backed Securities — (14.0)%
Federal Home Loan Mortgage Corp.:
3.00%, 07/15/48	USD	26	(25,165)
3.50%, 07/15/33 - 06/15/44		833	(831,340)
4.00%, 09/15/43		157	(160,025)
Federal National Mortgage Association:
2.00%, 02/25/29		147	(139,208)
2.50%, 04/25/29		281	(273,098)
3.00%, 02/25/29 - 05/25/44		1,086	(1,051,903)
3.50%, 04/25/44		1,574	(1,566,114)
4.00%, 07/25/33 - 09/25/43		2,469	(2,517,729)
5.00%, 04/25/37		181	(191,735)
6.00%, 10/25/34		160	(175,000)

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 02/20/45 - 07/15/48	USD	188	$(183,882)
3.50%, 07/15/48		707	(709,482)
4.00%, 07/15/48		55	(56,371)
4.50%, 10/20/41		723	(751,474)

Total TBA Sale Commitments — (14.0)% (Proceeds: $8,604,762)			(8,632,526)

Total Investments Net of Options Written and TBA Sale Commitments — 126.7% (Cost: $78,722,952)			77,803,022
Liabilities in Excess of Other Assets — (26.7)%			(16,373,961)

Net Assets — 100.0%			$61,429,061

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Issuer is a U.S. branch of a foreign domiciled bank.
(h)	Rates are discount rates or a range of discount rates at the time of purchase.
(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,793,803	(910,429)	883,374	$883,374	$16,088	$—	$—

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.97%	06/29/18	07/02/18	$3,056,816	$3,057,151	U.S. Treasury Obligations	Overnight
BNP Paribas SA	2.07	06/29/18	07/02/18	619,850	619,921	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.15	06/29/18	07/02/18	2,678,005	2,678,325	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	2.10	06/29/18	07/02/18	1,089,573	1,089,700	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	1,331,138	1,331,308	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	768,920	769,018	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	2,396,955	2,397,261	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	1,943,890	1,944,138	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	1,958,710	1,958,960	U.S. Treasury Obligations	Overnight

				$15,843,857	$15,845,782

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	5	09/19/18	$725	$4,634
U.S. Treasury 2 Year Note	50	09/28/18	10,591	(7,332)
U.S. Treasury 5 Year Note	8	09/28/18	909	89

				(2,609)

Short Contracts
Euro-Bund	15	09/06/18	2,847	(29,978)
U.S. Treasury 10 Year Note	102	09/19/18	12,259	(48,304)
U.S. Treasury 10 Year Ultra Note	1	09/19/18	128	(1,079)

				(79,361)

				$(81,970)

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	20,000	USD	23,309	Bank of America NA	07/03/18	$47
USD	7,220	BRL	27,853	Citibank NA	07/03/18	34
USD	4,000	BRL	15,054	Goldman Sachs International	07/03/18	116
USD	10,000	BRL	37,110	UBS AG	07/03/18	425
USD	3,000	CLP	1,835,100	JP Morgan Chase Bank NA	07/03/18	191
USD	24,572	EUR	20,000	Goldman Sachs International	07/03/18	1,217
USD	82,718	EUR	70,000	Goldman Sachs International	07/05/18	960
USD	39,000	RUB	2,429,388	JP Morgan Chase Bank NA	07/09/18	341
RUB	503,331	USD	8,000	Goldman Sachs International	07/13/18	6
USD	7,000	RUB	440,020	BNP Paribas SA	07/13/18	1
MXN	184,792	USD	9,000	Deutsche Bank AG	07/19/18	281
USD	9,000	MXN	164,826	UBS AG	07/19/18	722
USD	52,000	BRL	191,547	Goldman Sachs International	08/02/18	2,759
USD	8,320	CNY	53,194	Standard Chartered Bank	08/03/18	310
USD	39,000	RUB	2,442,063	JP Morgan Chase Bank NA	08/07/18	265
USD	10,000	ARS	264,188	JP Morgan Chase Bank NA	08/08/18	1,216
USD	17,944	EUR	15,300	Barclays Bank plc	08/08/18	28
USD	619,514	JPY	68,347,883	Royal Bank of Scotland	08/13/18	416
USD	94,629	TRY	358,000	BNP Paribas SA	08/20/18	18,336
USD	36,800	IDR	525,908,800	Deutsche Bank AG	08/31/18	371
USD	621,712	JPY	67,951,000	Barclays Bank plc	09/11/18	4,904

						32,946

BRL	14,947	USD	4,000	Barclays Bank plc	07/03/18	(143)
BRL	40,936	USD	11,220	BNP Paribas SA	07/03/18	(657)
BRL	22,758	USD	6,000	UBS AG	07/03/18	(128)
CLP	1,855,200	USD	3,000	JP Morgan Chase Bank NA	07/03/18	(161)
RUB	2,434,770	USD	39,000	JP Morgan Chase Bank NA	07/09/18	(255)
USD	1,000	RUB	62,920	Barclays Bank plc	07/13/18	(1)
USD	37,800	MXN	754,745	Citibank NA	07/23/18	(81)
ARS	410,088	USD	15,394	BNP Paribas SA	07/31/18	(1,650)
BRL	94,939	USD	26,000	BNP Paribas SA	08/02/18	(1,594)
BRL	97,201	USD	26,000	JP Morgan Chase Bank NA	08/02/18	(1,013)
CNY	53,306	USD	8,320	Deutsche Bank AG	08/03/18	(293)
USD	23,363	EUR	20,000	Bank of America NA	08/03/18	(47)
RUB	1,878,000	USD	30,000	BNP Paribas SA	08/07/18	(212)
TRY	358,000	USD	88,552	HSBC Bank plc	08/20/18	(12,258)
RUB	1,439,095	USD	22,932	Bank of America NA	08/21/18	(142)
RUB	944,593	USD	15,068	Credit Suisse International	08/21/18	(108)
IDR	384,505,000	USD	27,500	Deutsche Bank AG	08/31/18	(866)
MXN	720,431	USD	37,000	HSBC Bank plc	11/26/18	(1,558)

						(21,167)

	Net Unrealized Appreciation					$11,779

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	Deutsche Bank AG	07/19/18	BRL	3.68	BRL	3.55	USD	19	$10
USD Currency	One-Touch	BNP Paribas SA	07/20/18	ZAR	11.60	ZAR	11.60	USD	2	—
USD Currency	One-Touch	Morgan Stanley & Co. International plc	07/24/18	TRY	4.30	TRY	4.30	USD	2	76
USD Currency	Down and Out	Morgan Stanley & Co. International plc	08/10/18	TRY	4.65	TRY	4.38	USD	16	325
USD Currency	One-Touch	Deutsche Bank AG	08/20/18	BRL	3.50	BRL	3.50	USD	1	31
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN	16.50	MXN	16.50	USD	2	48

										$490

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	HSBC Bank USA NA	07/05/18	IDR	14,000.00	USD	9	$1
USD Currency	Deutsche Bank AG	08/13/18	MXN	18.50	USD	30	63
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	19.50	USD	932	11,857
USD Currency	Morgan Stanley & Co. International plc	09/26/18	ZAR	12.90	USD	217	1,282
USD Currency	Morgan Stanley & Co. International plc	09/26/18	TRY	4.52	USD	221	2,146
USD Currency	HSBC Bank USA NA	10/18/18	ZAR	12.63	USD	362	1,544
USD Currency	Citibank NA	10/19/18	TRY	4.50	USD	281	2,510

							$19,403

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	860	$48,549

Put
10-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/16/18	3.35	USD	1,200	3,728
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04	USD	860	39,060

										42,788

										$91,337

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/16/18	2.50%	USD	2,250	$(980)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/26/18	2.50	USD	2,250	(1,097)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.74%	Semi-Annual	JP Morgan Chase Bank NA	12/27/18	2.74	USD	7,808	(12,367)

										(14,444)

Put
2-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	10/19/18	3.25	USD	3,300	(815)
2-Year Interest Rate Swap	3.14%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	12/27/18	3.14	USD	7,808	(10,341)

										(11,156)

										$(25,600)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	20,825	$2	$10,412	$(10,410)
30Y-5Y CMS Index Cap	0.30	Barclays Bank plc	07/30/18	USD	12,500	1	7,125	(7,124)
2Y-10 CMS Index Cap	0.34	Citibank NA	08/28/18	USD	5,015	38	3,285	(3,247)

						$41	$20,822	$(20,781)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD	239	$(3,609)	$(4,043)	$434

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	46	$(110)	$(543)	$433
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	6	83	108	(25)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	6	82	116	(34)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	5	69	94	(25)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	5	69	97	(28)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	6	82	117	(35)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	6	82	116	(34)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	6	82	47	35
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	5	69	47	22
United Mexican States	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	14	192	70	122

							$700	$269	$431

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	240	$189	$—	$189

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,947	$770	$—	$770
1 day Fed Funds	At Termination	1.47%	At Termination	12/19/18	(a)	03/20/19	USD	28,245	(56,028)	(9,131)	(46,897)
1.47%	At Termination	1 day Fed Funds	At Termination	12/19/18	(a)	03/20/19	USD	28,245	56,028	—	56,028
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	85,520	—	85,520
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	(46,742)	6,443	(53,185)
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	879	(375)	—	(375)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	321	463	—	463
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	424	613	—	613
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	1,035	10,006	—	10,006
28 day MXIBTIIE	Monthly	7.94%	Monthly	N/A		06/19/23	MXN	736	99	—	99
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	15	(671)	—	(671)
6 month EURIBOR	Semi-Annual	0.94%	Annual	09/10/18	(a)	08/15/27	EUR	1,495	21,183	—	21,183
2.96	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	61	(123)	$—	(123)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	N/A		05/22/28	USD	200	3,728	—	3,728

									$74,471	$(2,688)	$77,159

(a)	Forward Swaps.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	938	$(235)	$—	$(235)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	1,125	(284)	—	(284)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	1,600	(439)	—	(439)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	908	(248)	—	(248)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	640	(2,848)	—	(2,848)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	810	3,639	—	3,639

								$(415)	$—	$(415)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day Fed Funds	1 day Fed Funds	1.91%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.10
3 month LIBOR	London Interbank Offered Rate	2.34
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)
6 month WIBOR	Warsaw Interbank Offered Rate	1.68

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$6,443	$(13,174)	$179,033	$(101,251)	$—
OTC Swaps	812	(543)	4,251	(4,235)	—
OTC Option Written	N/A	N/A	8,838	(167)	25,600

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$4,723	$—	$4,723
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	32,946	—	—	32,946
Options purchased
Investments at value — unaffiliated(b)	—	—	—	19,893	91,378	—	111,271
Swaps — centrally cleared
Net unrealized appreciation(a)	—	434	—	—	178,410	189	179,033
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,424	—	—	3,639	—	5,063

	$—	$1,858	$—	$52,839	$278,150	$189	$333,036

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$86,693	$—	$86,693
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	21,167	—	—	21,167
Options written
Options written, at value	—	—	—	—	25,600	—	25,600
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	101,251	—	101,251
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	724	—	—	4,054	—	4,778

	$—	$724	$—	$21,167	$217,598	$—	$239,489

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$—	$—	$187,600	$—	$187,600
Forward foreign currency exchange contracts	—	—	—	84,572	—	—	84,572
Options purchased(a)	—	—	—	(20,523)	139,896	—	119,373
Options written	—	—	—	782	25,178	—	25,960
Swaps	—	(1,758)	—	—	(124,861)	(5,304)	(131,923)

	$—	$(1,758)	$—	$64,831	$227,813	$(5,304)	$285,582

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$—	$—	$(71,538)	$(39)	$(71,577)
Forward foreign currency exchange contracts	—	—	—	(32,341)	—	—	(32,341)
Options purchased(b)	—	—	—	13,177	17,189	—	30,366
Options written	—	—	—	—	(14,357)	—	(14,357)
Swaps	—	3,829	—	—	97,210	(1,965)	99,074

	$—	$3,829	$—	$(19,164)	$28,504	$(2,004)	$11,165

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,993,057
Average notional value of contracts — short	$14,873,325
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,031,248
Average amounts sold — in USD	$675,462
Options:
Average value of option contracts purchased	$19,177
Average notional value of swaption contracts purchased	$1,460,000
Average notional value of swaption contracts written	$23,138,000
Credit default swaps:
Average notional value — buy protection	$544,250
Interest rate swaps:
Average notional value — pays fixed rate	$33,995,866
Average notional value — receives fixed rate	$34,300,182
Inflation Swaps:
Average notional value — receives fixed rate	$533,028

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$21	$—
Forward foreign currency exchange contracts	32,946	21,167
Options(a)	111,271	25,600
Swaps — Centrally cleared	1,086	—
Swaps — OTC(b)	5,063	4,778

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$150,387	$51,545
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,107)	—

Total derivative assets and liabilities subject to an MNA	$149,280	$51,545

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$3,775	$(2,266)	$—	$—	$1,509
Barclays Bank plc	5,465	(1,106)	—	—	4,359
BNP Paribas SA	18,337	(4,113)	—	—	14,224
Citibank NA	2,851	(789)	—	—	2,062
Deutsche Bank AG	4,587	(1,159)	—	—	3,428
Goldman Sachs International	5,058	(2,848)	—	—	2,210
HSBC Bank USA NA	1,545		—	—	1,545
JP Morgan Chase Bank NA	90,055	(25,212)	—	—	64,843
Morgan Stanley & Co. International plc	15,734		—	—	15,734
Royal Bank of Scotland	416		—	—	416
Standard Chartered Bank	310		—	—	310
UBS AG	1,147	(128)	—	—	1,019

	$149,280	$(37,621)	$—	$—	$111,659

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$2,266	$(2,266)	$—	$—	$—
Barclays Bank plc	1,106	(1,106)	—	—	—
BNP Paribas SA	4,113	(4,113)	—	—	—
Citibank NA	789	(789)	—	—	—
Credit Suisse International	108		—	—	108
Deutsche Bank AG	1,159	(1,159)	—	—	—
Goldman Sachs International	2,848	(2,848)	—	—	—
HSBC Bank plc	13,816		—	—	13,816
JP Morgan Chase Bank NA	25,212	(25,212)	—	—	—
UBS AG	128	(128)	—	—	—

	$51,545	$(37,621)	$—	$—	$13,924

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$2,965,171	$—	$2,965,171
Non-Agency Mortgage-Backed Securities	—	2,375,510	160,096	2,535,606
U.S. Government Sponsored Agency Securities	—	44,496,028	—	44,496,028
U.S. Treasury Obligations	—	33,387,086	—	33,387,086
Short-Term Securities:
Certificates of Deposit	—	730,306	—	730,306
Commercial Paper	—	130,030	—	130,030
Foreign Government Obligations	—	1,222,276	—	1,222,276
Money Market Funds	883,374	—	—	883,374
Options Purchased:
Foreign currency exchange contracts	—	19,893	—	19,893
Interest rate contracts	—	91,378	—	91,378
Liabilities:
TBA Sale Commitments	—	(8,632,526)	—	(8,632,526)

	$883,374	$76,785,152	$160,096	$77,828,622

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$1,046	$—	$1,046
Foreign currency exchange contracts	—	32,946	—	32,946
Interest rate contracts	4,723	182,049	—	186,772
Other Contracts	—	189	—	189
Liabilities:
Credit contracts	—	(181)	—	(181)
Foreign currency exchange contracts	—	(21,167)	—	(21,167)
Interest rate contracts	(86,693)	(130,905)	—	(217,598)

	$(81,970)	$63,977	$—	$(17,993)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $15,845,782 are categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $86,478,611)	$85,577,774
Investments at value — affiliated (cost — $883,374)	883,374
Cash	10,789
Cash pledged:
Futures contracts	135,710
Centrally cleared swaps	138,000
Foreign currency at value (cost — $268,519)	268,841
Receivables:
Investments sold	4,838,631
TBA sale commitments	8,604,762
Capital shares sold	45,894
Dividends — affiliated	3,760
Dividends — unaffiliated	6,068
Interest — unaffiliated	313,589
From the Manager	53,131
Variation margin on futures contracts	21
Variation margin on centrally cleared swaps	1,086
Swap premiums paid	812
Unrealized appreciation on:
Forward foreign currency exchange contracts	32,946
OTC swaps	4,251
Prepaid expenses	148
Other assets	11,726

Total assets	100,931,313

LIABILITIES
Options written at value (premium received $34,271)	25,600
TBA sale commitments at value (proceeds $8,604,762)	8,632,526
Reverse repurchase agreements at value	15,845,782
Payables:
Investments purchased	14,671,495
Capital shares redeemed	169
Income dividend distributions	103,832
Distribution fees	384
Board realignment and consolidation	53,131
Investment advisory fees	42,603
Directors’ and Officer’s fees	1,990
Other affiliates	527
Other accrued expenses	98,268
Swap premiums received	543
Unrealized depreciation on:
Forward foreign currency exchange contracts	21,167
OTC swaps	4,235

Total liabilities	39,502,252

NET ASSETS	$61,429,061

NET ASSETS CONSIST OF
Paid-in capital	$67,171,845
Undistributed net investment income	143,936
Accumulated net realized loss	(4,986,138)
Net unrealized appreciation (depreciation)	(900,582)

NET ASSETS	$61,429,061

NET ASSET VALUE
Class I — Based on net assets of $58,812,002 and 5,921,048 shares outstanding, 300 million shares authorized, $0.10 par value.	$9.93

Class III — Based on net assets of $2,617,059 and 263,648 shares outstanding, 100 million shares authorized, $0.10 par value.	$9.93

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$16,088
Dividends — unaffiliated	211
Interest — unaffiliated	942,459

Total investment income	958,758

EXPENSES
Investment advisory	156,304
Transfer agent — class specific	67,111
Board realignment and consolidation	53,131
Professional	35,580
Accounting services	31,069
Custodian	18,153
Printing	14,516
Directors and Officer	8,202
Transfer agent	2,480
Distribution — class specific	2,420
Miscellaneous	20,125

Total expenses excluding interest expense	409,091

Interest expense	98,201

Total expenses	507,292

Less:
Fees waived and/or reimbursed by the Manager	(85,315)
Transfer agent fees waived and/or reimbursed — class specific	(66,698)

Total expenses after fees waived and/or reimbursed	355,279

Net investment income	603,479

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(732,234)
Forward foreign currency exchange contracts	84,572
Foreign currency transactions	15,299
Futures contracts	187,600
Options written	25,960
Swaps . . . . .	(131,923)

(550,726)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(688,317)
Forward foreign currency exchange contracts	(32,341)
Foreign currency translations	(297)
Futures contracts	(71,577)
Options written	(14,357)
Swaps . . . . .	99,074

(707,815)

Net realized and unrealized loss	(1,258,541)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(655,062)

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$603,479	$1,103,111
Net realized loss	(550,726)	(1,238,264)
Net change in unrealized appreciation (depreciation)	(707,815)	1,196,592

Net increase (decrease) in net assets resulting from operations	(655,062)	1,061,439

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(552,904)	(1,434,556)
Class III	(14,839)	(34,383)

Decrease in net assets resulting from distributions to shareholders	(567,743)	(1,468,939)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,232,938)	(7,899,331)

NET ASSETS
Total decrease in net assets	(5,455,743)	(8,306,831)
Beginning of period	66,884,804	75,191,635

End of period	$61,429,061	$66,884,804

Undistributed net investment income, end of period	$143,936	$108,200

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2018

		BlackRock U.S. Government Bond V.I. Fund

CASH USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from operations		$(655,062)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
Proceeds from sales of long-term investments and principal paydowns		300,313,070
Purchases of long term investments		(301,759,496)
Net purchases of short-term securities		(1,175,672)
Amortization of premium and accretion of discount on investments		29,963
Premiums received from options written		280,324
Premiums paid on closing options written		(283,566)
Net realized (gain) loss on investments and options written		706,274
Net unrealized (appreciation) depreciation on investments, options written and swaps		736,726
(Increase) Decrease in Assets:
Receivables:
Dividends — unaffiliated		(46)
Dividends — affiliated		(1,350)
Interest — unaffiliated		(28,246)
From the Manager		(53,131)
Variation margin on futures contracts		(21)
Variation margin on centrally cleared swaps		2,535
Swap premiums paid		(694)
Prepaid expenses		145
Other assets		3,927
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees		(2,745)
Directors’ and Officer’s fees		(1,976)
Other accrued expenses		(70,790)
Other affiliates		(32)
Distribution fees		38
Board realignment and consolidation		53,131
Variation margin on futures contracts		(2,731)
Interest expense and fees		1,253
Swap premiums received		(3,941)

Net cash used for financing activities		(1,912,113)

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders		(140)
Payments on redemption of capital shares		(7,341,307)
Proceeds from issuance of capital shares		2,663,460
Net borrowing of reverse repurchase agreements		6,720,714

Net cash provided by financing activities		2,042,727

CASH AND FOREIGN CURRENCY
Net increase in unrestricted and restricted cash and foreign currency		130,614
Unrestricted and restricted cash and foreign currency at beginning of period		422,726

Unrestricted and restricted cash and foreign currency at end of period		$553,340

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense		$96,948

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders		$550,005

RECONCILIATION OF UNRESTRICTED AND RESTRICTED CASH TO THE STATEMENT OF ASSETS AND LIABILITIES:	Year Ended December 31, 2017	Six Months Ended June 30, 2018

Cash	$1,256	$10,789
Cash pledged:
Futures contracts	118,710	135,710
Centrally cleared swaps	167,000	138,000
Foreign currency at value	135,760	268,841

	$422,726	$553,340

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund
	Class I
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.12		$10.18	$10.23	$10.39	$10.04	$10.71

Net investment income(a)	0.10		0.16	0.15	0.15	0.19	0.13
Net realized and unrealized gain (loss)	(0.20)		(0.01)	(0.01)	(0.10)	0.39	(0.48)

Net increase (decrease) from investment operations	(0.10)		0.15	0.14	0.05	0.58	(0.35)

Distributions(b)
From net investment income	(0.09)		(0.21)	(0.19)	(0.21)	(0.23)	(0.25)
From net realized gain	—		—	—	—	—	(0.07)

Total distributions	(0.09)		(0.21)	(0.19)	(0.21)	(0.23)	(0.32)

Net asset value, end of period	$9.93		$10.12	$10.18	$10.23	$10.39	$10.04

Total Return(c)
Based on net asset value	(0.98	)%(d)	1.52%	1.33%	0.45%	5.87%	(3.25)%

Ratios to Average Net Assets
Total expenses	1.53	%(e)(f)(g)	1.31%	1.02%	0.96%	0.89%	0.90%

Total expenses after fees waived and/or reimbursed	1.13	%(e)(f)	1.01%	0.76%	0.73%	0.69%	0.69%

Total expenses after fees waived and/or reimbursed excluding interest expense	0.81	%(e)(f)	0.87%	0.70%	0.70%	0.66%	0.68%

Net investment income	1.94	%(e)(f)	1.58%	1.43%	1.41%	1.88%	1.24%

Supplemental Data
Net assets, end of period (000)	$58,812		$65,100	$72,433	$83,016	$92,975	$103,218

Portfolio turnover rate(h)	392%		1,052%	1,140%	1,581%	1,388%	1,956%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.62%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	240%	681%	705%	991%	956%	1,415%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund (continued)
	Class III
	Six Months Ended 06/30/2018 (unaudited)		Year Ended December 31,				Period 07/15/2013 (a) to 12/31/2013		Period from 01/01/2013 to 07/09/2013 (b)
			2017	2016	2015	2014
Net asset value, beginning of period	$10.11		$10.18	$10.22	$10.39	$10.04	$10.19		$10.71
Net investment income(c)	0.08		0.13	0.11	0.13	0.17	0.11		0.01
Net realized and unrealized gain (loss)	(0.18)		(0.02)	—	(0.12)	0.38	(0.09)		(0.38)

Net increase (decrease) from investment operations	(0.10)		0.11	0.11	0.01	0.55	0.02		(0.37)

Distributions(d)
From net investment income	(0.08)		(0.18)	(0.15)	(0.18)	(0.20)	(0.10)		(0.15)
From net realized gain	—		—	—	—	—	(0.07)		—

Total distributions	(0.08)		(0.18)	(0.15)	(0.18)	(0.20)	(0.17)		(0.15)

Net asset value, end of period	$9.93		$10.11	$10.18	$10.22	$10.39	$10.04		$10.19

Total Return(e)
Based on net asset value	(1.03	)%(f)	1.10%	1.08%	0.08%	5.56%	0.26	%(f)	(3.60	)%(f)

Ratios to Average Net Assets
Total expenses	1.67	%(g)(h)(i)	1.45%	1.27%	1.11%	1.09%	0.86	%(g)	1.66	%(g)

Total expenses after fees waived and/or reimbursed	1.42	%(g)(h)	1.30%	1.08%	1.00%	1.00%	0.85	%(g)	0.85	%(g)

Total expenses after fees waived and/or reimbursed excluding interest expense	1.11	%(g)(h)	1.17%	1.01%	0.97%	0.98%	0.84	%(g)	0.85	%(g)

Net investment income	1.66	%(g)(h)	1.30%	1.09%	1.27%	1.63%	2.30	%(g)	0.25	%(g)

Supplemental Data
Net assets, end of period (000)	$2,617		$1,785	$2,758	$1,894	$750	$225		$—	(b)

Portfolio turnover rate(j)	392%		1,052%	1,140%	1,581%	1,388%	1,956%		1,956%

(a)	Recommencement of operations.
(b)	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.72%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended December 31,				Period 07/15/2013 to 12/31/2013	Period from 01/01/2013 to 07/09/2013
		2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	240%	681%	705%	991%	956%	1,415%	1,415%

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 19 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments.

Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $11,875,467 and 1.59%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Reverse Repurchase Agreements

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Received	Net Amount
BNP Paribas SA	$(3,677,072)	$3,677,072	$—	$—
Deutsche Bank Securities, Inc.	(2,678,325)	2,677,549	—	(776)
JP Morgan Securities LLC	(1,089,700)	1,087,480	—	(2,220)
Merrill Lynch, Pierce, Fenner & Smith Inc.	(8,400,685)	8,390,130	—	(10,555)

	$(15,845,782)	$15,832,231	$—	$(13,551)

(a)

Net collateral including accrued interest with a value of $15,832,682 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in Cash pledged: Futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency contracts are considered restricted and are included in Cash pledged: Collateral — OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in Cash pledged: Collateral — option written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates and interest rate risk. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted, are included in Cash pledged: centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into credit default swaps to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2018, the class specific distribution fees borne directly by Class III were $2,420.

Transfer Agent: The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$65,787	$1,324	$67,111

Expense Limitations and Waivers: The Manager has agreed to voluntarily waive 0.10% of its investment advisory fee by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $31,261.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $923.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

For the six months ended June 30, 2018, the Fund reimbursed the Manager $322 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$65,787	$911	$66,698

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2020 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived and/or reimbursed was $53,131.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33  1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$253,070,783	$248,959,004
U.S Government Securities	39,932,207	42,792,016

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls were $112,828,099 and $112,850,743, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $4,410,129.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$87,374,625

Gross unrealized appreciation	$467,076
Gross unrealized depreciation	(1,392,037)

Net unrealized appreciation (depreciation)	$(924,961)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	106,866	$1,060,833	191,307	$1,952,213
Shares issued in reinvestment of distributions	53,882	536,474	143,198	1,460,104
Shares redeemed	(674,395)	(6,700,939)	(1,014,221)	(10,349,406)

Net decrease	(513,647)	$(5,103,632)	(679,716)	$(6,937,089)

Class III
Shares sold	150,410	$1,497,520	98,593	$1,004,254
Shares issued in reinvestment of distributions	1,360	13,531	3,378	34,390
Shares redeemed	(64,645)	(640,357)	(196,442)	(2,000,886)

Net increase (decrease)	87,125	$870,694	(94,471)	$(962,242)

Total Net Decrease	(426,522)	$(4,232,938)	(774,187)	$(7,899,331)

As of June 30, 2018, BlackRock HoldCo 2, Inc, an affiliate of the Fund, owned 1,963 Class III shares of the Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund, pursuant to which the Fund will reorganize into a newly created series (the “New Fund”) of a newly organized Maryland corporation. This reorganization with respect to the Fund (the “Reorganization”) is expected to close in the third quarter of 2018. The Reorganization is not subject to approval by shareholders of the Fund.

The New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Fund. The Fund will be the performance and accounting survivor of its Reorganization, meaning that the New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization is intended to be tax-free meaning that the Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Fund will become shareholders of the New Fund. If you are a shareholder of the Fund, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

NOTES TO FINANCIAL STATEMENTS	31

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RUB	New Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
EURIBOR	European Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
OTC	Over-the-counter
TBA	To-be-announced
WIBOR	Warsaw Interbank Offered Rate

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Fund, Inc. (the “Corporation”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Advantage Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Advantage Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “Advantage U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock iShares Alternative Strategies V.I. Fund (the “iShares Alternative Strategies V.I. Fund”), BlackRock iShares Dynamic Allocation V.I. Fund (the “iShares Dynamic Allocation V.I. Fund”), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited; (b) BlackRock Asset Management North Asia Limited; and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), respectively with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, and, with respect to Advantage Large Cap Core V.I. Fund, Advantage Large Cap Value V.I. Fund, Advantage U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, International V.I. Fund, and Large Cap Focus Growth V.I. Fund, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Advantage Large Cap Core V.I. Fund ranked in the first, second, and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Advantage Large Cap Core V.I. Fund. The Board noted that effective June 12, 2017, the Advantage Large Cap Core V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core V.I. Fund to BlackRock Advantage Large Cap Core V.I. Fund.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the Advantage Large Cap Value V.I. Fund ranked in the second quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Advantage Large Cap Value V.I. Fund. The Board noted that effective June 12, 2017, the Advantage Large Cap Value V.I. Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Value V.I. Fund to BlackRock Advantage Large Cap Value V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Advantage U.S. Total Market V.I. Fund ranked in the second, second, and first quartiles, respectively against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Advantage U.S. Total Market V.I. Fund. The Board noted that effective June 12, 2017, the Advantage U.S. Total Market V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Value Opportunities V.I. Fund to BlackRock Advantage U.S. Total Market V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Basic Value V.I. Fund ranked in the fourth, fourth, and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Basic Value V.I. Fund. The Board and BlackRock reviewed the Basic Value V.I. Fund’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Basic Value V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Basic Value V.I. Fund’s investment personnel, and the resources appropriate to support the Basic Value V.I. Fund’s investment processes. BlackRock and the Board previously had discussed changes within the portfolio management team, which occurred in March of 2017. Both BlackRock and the Board expect these changes to result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Basic Value V.I. Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the first, second, and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Capital Appreciation V.I. Fund.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend V.I. Fund ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation V.I. Fund ranked in the second, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Global Allocation V.I. Fund’s underperformance during the applicable period. The Board noted the risk profile of the Global Allocation V.I. Fund over the one-, three-, and five-year periods.

The Board noted that for each of the one-, three- and five-year periods reported, the Government Money Market V.I. Fund ranked in the first quartile against its Performance Peers. The Board reviewed the Government Money Market V.I. Fund’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Government Money Market V.I. Fund against its Performance Peers takes into account the Government Money Market V.I. Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market V.I. Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Government Money Market V.I. Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the High Yield V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the International V.I. Fund ranked in the first, second, and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the International V.I. Fund.

The Board noted that for the one-year, three-year, and since-inception periods reported, the iShares Alternative Strategies V.I. Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-year, three-year and since-inception periods reported, the iShares Dynamic Allocation V.I. Fund ranked in the second, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the iShares Dynamic Allocation V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Focus Growth V.I. Fund ranked in the second, second and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Large Cap Focus Growth V.I. Fund. The Board noted that effective June 12, 2017 the Large Cap Focus Growth V.I. Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Growth V.I. Fund to BlackRock Large Cap Focus Growth V.I. Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the Managed Volatility V.I. Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Managed Volatility V.I. Fund’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Managed Volatility V.I. Fund’s investment performance. Discussions covered topics such as performance attribution, the Managed Volatility V.I. Fund’s investment personnel, and the resources appropriate to support the Managed Volatility V.I. Fund’s investment processes.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board noted that for each of the one-, three-, and five-year periods reported, the S&P 500 Index V.I. Fund ranked in the second quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the U.S. Government Bond V.I. Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Advantage Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Advantage Large Cap Core V.I. Fund’s Expense Peers. The Board also noted that the Advantage Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Advantage Large Cap Core V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Advantage Large Cap Core V.I. Fund’s total expenses as a percentage of the Advantage Large Cap Core V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Core V.I. Fund on a class-by-class basis.

The Board noted that the Advantage Large Cap Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Advantage Large Cap Value V.I. Fund’s Expense Peers. The Board also noted that the Advantage Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Advantage Large Cap Value V.I. Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Advantage Large Cap Value V.I. Fund. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Advantage Large Cap Value V.I. Fund’s total expenses as a percentage of the Advantage Large Cap Value V.I. Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Advantage Large Cap Value V.I. Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on June 12, 2017. Finally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Value V.I. Fund on a class-by-class basis.

The Board noted that the Advantage U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Advantage U.S. Total Market V.I. Fund’s Expense Peers. The Board also noted that the Advantage U.S. Total Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Advantage U.S. Total Market V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Advantage U.S. Total Market V.I. Fund’s total expenses as a percentage of the Advantage U.S. Total Market V.I. Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Advantage U.S. Total Market V.I. Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on June 12, 2017. Additionally, the

2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage U.S. Total Market V.I. Fund on a class-by-class basis.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Basic Value V.I. Fund’s Expense Peers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Basic Value V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Basic Value V.I. Fund’s total expenses as a percentage of the Basic Value V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Basic Value V.I. Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Capital Appreciation V.I. Fund’s Expense Peers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Capital Appreciation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Capital Appreciation V.I. Fund’s total expenses as a percentage of the Capital Appreciation V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation V.I. Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Equity Dividend V.I. Fund’s Expense Peers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Equity Dividend V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Equity Dividend V.I. Fund’s total expenses as a percentage of the Equity Dividend V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Equity Dividend V.I. Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Global Allocation V.I. Fund’s Expense Peers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Global Allocation V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Global Allocation V.I. Fund’s total expenses as a percentage of the Global Allocation V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation V.I. Fund on a class-by-class basis.

The Board noted that the Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Government Money Market V.I. Fund’s Expense Peers. The Board reviewed the Government Money Market V.I. Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Government Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Government Money Market V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Government Money Market V.I. Fund’s total expenses as a percentage of the Government Money Market V.I. Fund’s average daily net assets on a class-by-class basis. Finally, the Board noted that, to enable the Government Money Market V.I. Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Government Money Market V.I. Fund’s operating expenses as necessary.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the International V.I. Fund’s Expense Peers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the International V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the International V.I. Fund’s total expenses as a percentage of the International V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the International V.I. Fund on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShare Alternative Strategies V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the iShare Alternative Strategies V.I. Fund’s Expense Peers. The Board further noted that the iShare Alternative Strategies V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the iShare Alternative Strategies V.I. Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on the iShare Alternative Strategies V.I. Fund’s total expenses as a percentage of the iShare Alternative Strategies V.I. Fund’s average daily net assets on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that the iShares Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

ranked in the second and first quartiles, respectively, relative to the iShares Dynamic Allocation V.I. Fund’s Expense Peers. The Board further noted that the iShares Dynamic Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the iShares Dynamic Allocation V.I. Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on the iShares Dynamic Allocation V.I. Fund’s total expenses as a percentage of the iShares Dynamic Allocation V.I. Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Large Cap Focus Growth V.I. Fund’s Expense Peers. The Board also noted that the Large Cap Focus Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Large Cap Focus Growth V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Large Cap Focus Growth V.I. Fund’s total expenses as a percentage of the Large Cap Focus Growth V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Focus Growth V.I. Fund on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Managed Volatility V.I. Fund’s Expense Peers. The Board also noted that the Managed Volatility V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Managed Volatility V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Managed Volatility V.I. Fund’s total expenses as a percentage of the Managed Volatility V.I. Fund’s average daily net assets on a class-by-class basis. The Board also noted that the Managed Volatility V.I. Fund was the acquiring fund in a reorganization with a non-BlackRock fund, which closed on April 23, 2018. In connection with this reorganization, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class by class basis. The contractual expense cap reduction was implemented on April 23, 2018. Finally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Managed Volatility V.I. Fund on a class-by-class basis.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the S&P 500 Index V.I. Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the S&P 500 Index V.I. Fund’s total expenses as a percentage of the S&P 500 Index V.I. Fund’s average daily net assets on a class-by-class basis. The Board also noted that the S&P 500 Index V.I. Fund was the acquiring fund in a reorganization with a non-BlackRock fund, which closed on April 23, 2018. In connection with this merger, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual advisory fee rate and a lower contractual expense cap on a class by class basis. These expense reductions were implemented on April 23, 2018. Finally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the S&P 500 Index V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2019, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(c)

New York, NY 10179

Brown Brothers Harriman & Co.(d)

Boston, MA 02109

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, Scotland EH3 8BL

BlackRock Asset Management

North Asia Limited(b)

Hong Kong

BlackRock (Singapore) Limited(b)

079912 Singapore

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2018

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